    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2015

                                                 FILE NOS. 333-67904; 811-05343

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                                      [_]
                          POST-EFFECTIVE AMENDMENT NO. 21                                  [X]

                             AND/OR

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 310                                                  [X]
                 (CHECK APPROPRIATE BOX OR BOXES)


                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                          (EXACT NAME OF REGISTRANT)

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                    6610 WEST BROAD STREET RICHMOND, VIRGINIA 23230
                                    (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

                                (804) 281-6000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            MICHAEL D. PAPPAS, ESQ.
                           ASSOCIATE GENERAL COUNSEL
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                            6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230
               (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

          -------------------------------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Upon the effective date of this Post-Effective Amendment to this Registration Statement

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2015 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Scheduled Purchase Payment Variable Deferred Annuity Contracts

================================================================================

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                                PROSPECTUS FOR
        SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS
                                $1,000,000,000

                                  ISSUED BY:
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

--------------------------------------------------------------------------------

Genworth Life and Annuity Insurance Company discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in this prospectus.


This prospectus, dated May 1, 2015, describes scheduled purchase payment variable deferred annuity contracts (the "contracts") for individuals or groups and certain qualified and non-qualified retirement plans. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract.


This prospectus describes all material features and benefits of the contract and provides details about Genworth Life & Annuity VA Separate Account 1 (the "Variable Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.

The contract offers you the payment of periodic annuity benefits and the accumulation of Contract Value. If you satisfy certain conditions, you will receive lifetime Income Payments of a guaranteed minimum amount and the potential to receive more than the guaranteed minimum amount.

The contract requires you to make monthly payments in predetermined amounts to be eligible to receive guaranteed minimum payments at the time you annuitize the contract. We must receive these payments by a set date ("due date") each month. If we receive your payment on the due date, we will allocate your payment to a Subaccount that invests in shares of the GE Investments Funds, Inc. -- Total Return Fund (the "Total Return Fund"). All shares of the Total Return Fund outstanding on May 1, 2006 were re-designated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. The Subaccount will invest in Class 3 shares, for contracts issued on or after May 1, 2006. If we receive your payment before its due date, we will allocate it to our Guarantee Account, which is part of our General Account, until the due date. On the due date, we will transfer that payment to the Subaccount. If we receive your payment more than 30 days after its due date, you must pay interest on that payment. The interest must be paid within one year of the transfer due date in order to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

We anticipate that you will make your monthly payments by submitting payments to us on a monthly basis. However, we will allow you to supplement or prepay some, or all, of your monthly payments by making a lump sum payment of at least a certain amount. If the lump sum amount is greater than six monthly payments, we will allocate that lump sum amount to a non-unitized separate account that we have established to hold the supplemental or prepayments you make. Amounts in the non-unitized separate account will earn a predetermined rate of interest. Depending upon your instructions and the amount of the lump sum payment received, we will use such lump sum payment to either lower the amount of some or all of your remaining monthly payments or to pay the entire amount of some or all of your remaining monthly payments. If you do not provide instructions when you make a lump sum payment, we will allocate that payment to our Guarantee Account until we receive your instructions.

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. Amounts you surrender or partially withdraw may be subject to a surrender or access charge; amounts you surrender or partially withdraw from the non-unitized separate account may also be subject to a Market Value Adjustment. You must repay any amount you receive from the Subaccount, PLUS interest, within one year of the partial withdrawal to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

The value of your contract before your Income Payments begin, and the amount of your Income Payments (if you lose your right to receive Guaranteed Minimum Income Payments), will depend upon the investment performance of the Total Return Fund. You bear the risk of investment loss.

YOU SHOULD NOT PURCHASE THIS CONTRACT UNLESS YOU BELIEVE YOU CAN MAKE ALL REQUIRED PAYMENTS AND YOU INTEND TO TAKE YOUR ANNUITY BENEFITS IN THE FORM OF MONTHLY INCOME PAYMENTS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS THE SEC DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

Your investment in the contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any government agency

  .  Is NOT available in every state

  .  MAY go down in value


A Statement of Additional Information, dated May 1, 2015, which contains additional information about the contract, has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus.


For general information or to obtain free copies of the:

  .  Statement of Additional Information;

  .  annual report for the Variable Account;

  .  prospectus, annual report or semi-annual report for the Total Return Fund;
     or

  .  any required forms,

                          call us at 800.352.9910; or

                                 write us at:

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

Material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

TABLE OF CONTENTS

DEFINITIONS..................................................................  5

FEE TABLES...................................................................  7
   Examples.................................................................. 10

CONDENSED FINANCIAL INFORMATION.............................................. 10

SYNOPSIS AND RISK FACTORS.................................................... 11

INVESTMENT RESULTS........................................................... 16

THE COMPANY.................................................................. 16
   Financial Condition of the Company........................................ 16

THE VARIABLE ACCOUNT......................................................... 17
   The Subaccount and the Total Return Fund.................................. 18
   Voting Rights............................................................. 19
   Changes to the Variable Account and the Subaccount........................ 20
   The Subaccount -- Policies and Procedures................................. 20

THE GUARANTEE ACCOUNT AND THE IMMEDIATE INSTALLMENT ACCOUNT.................. 20
   The Guarantee Account..................................................... 20
   The Immediate Installment Account......................................... 21

THE CONTRACT................................................................. 22
   Ownership................................................................. 22
   Annuitant/Joint Annuitant................................................. 22
   Assignment................................................................ 23
   Guaranteed Minimum Income Payments........................................ 23
   Purchase Payments......................................................... 23
   Grace Period.............................................................. 26
   Reinstatement............................................................. 26
   Scheduled Purchase Payments............................................... 26
   Flexible Purchase Payments and Immediate Installments..................... 27
   Allocation of Purchase Payments........................................... 27
   Optional Riders........................................................... 28
   Valuation Day and Valuation Period........................................ 30
   Valuation of Accumulation Units........................................... 30

SURRENDER AND PARTIAL WITHDRAWALS............................................ 30

CHARGES AND OTHER DEDUCTIONS................................................. 33
   Surrender Charges, Access Charges and Market Value Adjustments............ 33
   Deductions from the Variable Account...................................... 38
   Deductions for Taxes...................................................... 38
   Purchase Payments for the Optional Riders................................. 38
   Other Charges and Deductions.............................................. 38

THE DEATH BENEFIT............................................................ 38
   Death Benefit Upon Death of an Owner Before the Annuity Commencement Date. 38
   Death Benefit Amount...................................................... 39
   Required Distributions.................................................... 39

   Distribution Rules...............................................  39
   Death Benefit After the Annuity Commencement Date................  40

BENEFITS AT ANNUITY COMMENCEMENT DATE...............................  40
   Guaranteed Minimum Income Payments...............................  41

OPTIONAL PAYMENT PLANS..............................................  43

FEDERAL INCOME TAX MATTERS..........................................  44
   Introduction.....................................................  44
   Taxation of Non-Qualified Contracts..............................  44
   Qualified Retirement Plans.......................................  47
   Federal Income Tax Withholding...................................  51
   State Income Tax Withholding.....................................  52
   Tax Status of the Company........................................  52
   Federal Estate, Gift and Generation-Skipping Transfer Taxes......  52
   Federal Defense of Marriage Act..................................  52
   Annuity Purchases by Residents of Puerto Rico....................  52
   Annuity Purchases by Nonresident Aliens and Foreign Corporations.  52
   Foreign Tax Credits..............................................  52
   Changes in the Law...............................................  53

REQUESTING PAYMENTS.................................................  53

SALES OF THE CONTRACTS..............................................  53

LEGAL PROCEEDINGS...................................................  55

ADDITIONAL INFORMATION..............................................  56
   Owner Questions..................................................  56
   Return Privilege.................................................  56
   State Regulation.................................................  56
   Evidence of Death, Age, Gender or Survival.......................  56
   Records and Reports..............................................  56
   Legal Matters....................................................  57
   Exemption to File Periodic Reports...............................  57
   Unclaimed Property...............................................  57
   Where You Can Find More Information..............................  57

APPENDIX -- ANNUITY CROSS FUNDING PROGRAM........................... A-1

DEFINITIONS

The following defined terms are used throughout this prospectus:

ACCUMULATION PERIOD -- The period from the date your contract is issued until the date Income Payments begin.

ACCUMULATION UNIT -- An accounting unit of measure we use to calculate the value of the Subaccount until the date Income Payments begin.

ADJUSTMENT ACCOUNT -- An account that we establish for each contract to keep track of the cumulative amount, if any, by which the Calculated Level Monthly Benefits fall short of the Guaranteed Minimum Income Payments.

ANNUAL VARIABLE ANNUITY BENEFIT -- The Income Payment calculated annually by multiplying the number of Annuity Units for a contract by the Annuity Unit value as of the Annuity Commencement Date and each anniversary of the Annuity Commencement Date.

ANNUITANT/JOINT ANNUITANT -- The person(s) named in the contract whose age and, where appropriate, gender, determine Monthly Income Payments. The Owner must also be named as the Annuitant unless the Owner is not a natural person.

ANNUITY COMMENCEMENT DATE -- The date Income Payments are scheduled to begin as chosen at the time of application. This date must be a date at least 10 years from the date the contract is issued and may not be changed once the contract is issued.

ANNUITY UNIT -- An accounting unit of measure we use to calculate the amount of the second and each subsequent Annual Variable Annuity Benefit.

ANNUITY YEAR -- The twelve month period beginning on the Annuity Commencement Date or any anniversary of that date thereafter.

CALCULATED LEVEL MONTHLY BENEFIT -- One-twelfth of the Annual Variable Annuity Benefit PLUS level interest over a twelve month period.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTRACT DATE -- The date we issue your contract. Your Contract Date is shown on your contract's data pages.

CONTRACT VALUE -- The sum of your contract's Guarantee Account Value, Subaccount Value, and Immediate Installment Account Value.

CONTRACT YEAR -- Each one year period of time beginning on the date your contract is issued and ending on the contract anniversary date. The next contract year will begin on that contract anniversary date and commence on the next contract anniversary date and so on.

DEATH BENEFIT -- The benefit payable under a contract upon the death of any Owner (or the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date.

DESIGNATED BENEFICIARY(IES) -- The person(s) or entity(ies) designated by the Owner to receive the Death Benefit.

FLEXIBLE PURCHASE PAYMENT -- A Purchase Payment that is not a Scheduled Purchase Payment.

FUNDING ANNUITY -- A variable deferred annuity issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies that is purchased on the same date as the variable deferred annuity contract described by this prospectus; the assets of the Funding Annuity are withdrawn and immediately allocated to this annuity.

GENERAL ACCOUNT -- Assets of the Company other than those allocated to the Immediate Installment Account, the Variable Account or any other segregated asset account of the Company.

GUARANTEE ACCOUNT -- An account established in our General Account to hold certain amounts under the contracts as described in this prospectus. The Guarantee Account is not part of and does not depend on the investment performance of the Variable Account.

GUARANTEE ACCOUNT VALUE -- Your Guarantee Account Value equals Purchase Payments allocated to the Guarantee Account (PLUS transfers to the Guarantee Account from a Funding Annuity under an Annuity Cross Funding Program, if applicable) PLUS interest credited on those payments (or transfers), MINUS transfers and/or partial withdrawals made from the Guarantee Account (including, any premium tax and surrender charges assessed).

GUARANTEED MINIMUM INCOME PAYMENT -- The minimum amount of each monthly Income Payment paid to you upon annuitization of the contract, provided Scheduled Installments have been made to the Subaccount in accordance with the terms of the contract.

HOME OFFICE -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

IMMEDIATE INSTALLMENT -- A monthly series of equal transfers from the Immediate Installment Account to the Subaccount.

IMMEDIATE INSTALLMENT ACCOUNT -- Genworth Life & Annuity MVA Separate Account, a separate account of the Company to which your Flexible Purchase Payments are allocated.

IMMEDIATE INSTALLMENT ACCOUNT VALUE -- The present value of the future Immediate Installments to be made from the Immediate Installment Account. This amount includes any applicable Market Value Adjustment.

INCOME PAYMENT -- One of a series of payments made under either monthly Income Payments at the Annuity Commencement Date or one of the Optional Payment Plans.

MARKET VALUE ADJUSTMENT -- A positive or negative adjustment included in the Contract Value when any amounts are surrendered or partially withdrawn (including Death Benefit payments) from the Immediate Installment Account.

MONTHLY DUE DATE -- The date each month on which Scheduled Installments and Scheduled Purchase Payments are due. This date is the same day in each month as your Contract Date. If the Monthly Due Date is the 29th, 30th or 31st of a month, then for months without such dates, the last day of that month is the Monthly Due Date. In addition, if the Monthly Due Date falls on any date when the New York Stock Exchange is closed, the amount of the Scheduled Installment, if received, will be allocated to the Subaccount on the next Valuation Day.

NON-QUALIFIED CONTRACT -- A contract which is not issued in connection with a retirement plan which receives special tax treatment under the Code.

OWNER -- The person or persons (in the case of Joint Owners) entitled to exercise all ownership rights stated in the contract. The Owners are shown on the contract's data pages. "You" or "your" refers to the Owner or Joint Owners.

PURCHASE PAYMENT -- Any payment applied to the contract.

QUALIFIED CONTRACT -- A contract which qualifies for favorable tax treatment under the Code.

SCHEDULED INSTALLMENT -- The amount required to be transferred or paid to the Subaccount on the Monthly Due Date in order to keep the Guaranteed Minimum Income Payment in effect.

SCHEDULED PURCHASE PAYMENT -- The monthly Purchase Payment we require on the Monthly Due Date to ensure that the Scheduled Installment for that month is paid. This amount is shown on your contract's data pages.

SUBACCOUNT -- A division of the Variable Account which invests exclusively in shares of the Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares.

SUBACCOUNT VALUE -- The Subaccount Value is equal to:

  .  the sum of all Scheduled Installments made to the Subaccount; PLUS

  .  amounts adjusted for the reinvestment of dividends; PLUS or MINUS

  .  net capital gains or losses (realized or unrealized); MINUS

  . any contract charges (including any premium tax and surrender charges assessed); PLUS or MINUS

  .  partial withdrawals repaid to or taken from the Subaccount.

SURRENDER VALUE -- The value of the contract as of the date we receive your written request for surrender at our Home Office, less any applicable premium tax, surrender charge, access charge, PLUS or MINUS any Market Value Adjustment, if applicable.

VALUATION DAY -- Each day the New York Stock Exchange is open for regular trading, except for days that the Total Return Fund does not value its shares.

VALUATION PERIOD -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT -- Genworth Life & Annuity VA Separate Account 1, a separate account we established to receive and invest the Scheduled Installments you make under this contract, in addition to amounts received from other variable annuity contracts we issue.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

CONTRACT OWNER TRANSACTION EXPENSES
-----------------------------------------------------------------------------------------------------------
Surrender Charge (as a percentage of purchase      Contract Year in which       Surrender Charge (as a
payments withdrawn or surrendered)                 surrender or partial         percentage of the lesser of
                                                   withdrawal is taken          Scheduled Installments
                                                                                made to date, not
                                                                                previously withdrawn and
                                                                                the amount withdrawn or
                                                                                surrendered)/1/
                                                   --------------------------------------------------------
                                                                1                           9%
                                                                2                           8%
                                                                3                           7%
                                                                4                           6%
                                                                5                           5%
                                                                6                           4%
                                                                7                           3%
                                                                8                           2%
                                                           9 or after                       1%
-----------------------------------------------------------------------------------------------------------
Access Charge/2/                                   Number of years remaining    Access Charge (as a
                                                   on each flexible purchase    percentage of the
                                                   payment until the date       Immediate Installment
                                                   established for the          Account value withdrawn
                                                   installment transfers to end or surrendered)
                                                   --------------------------------------------------------
                                                            6 or more                       6%
                                                        5 but less than 6                   5%
                                                        4 but less than 5                   4%
                                                        3 but less than 4                   3%
                                                        2 but less than 3                   2%
                                                        1 but less than 2                   1%
                                                        0 but less than 1                   1%
-----------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on
   Missed Scheduled Installments/3/                                                         6%
-----------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on
   Missed Withdrawal Repayments/4/                                                          6%
-----------------------------------------------------------------------------------------------------------

/1/Withdrawals repaid within 12 months are not considered withdrawals for the purposes of the surrender charge calculation. A surrender charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5.


 Effective April 1, 2012, we will waive surrender charges for full surrenders and partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract.

/2/All surrenders and withdrawals from the Immediate Installment Account will be subject to a Market Value Adjustment as well as an access charge. An access charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. In addition, effective April 1, 2012, we will waive the access charge for full surrenders and partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract.


/3/If a Scheduled Installment remains in default past the end of the applicable grace period, a charge will be assessed to the amount in default at an effective annual rate of 6%.

/4/You must repay the amount of any withdrawals from the Subaccount PLUS any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date in order to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. If any repayment of a withdrawal is not made by the Monthly Due Date next following the date of the partial withdrawal, you will be assessed a charge at an effective annual rate of 6% on the total amount withdrawn from the Subaccount not yet repaid.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

PERIODIC CHARGES OTHER THAN EXPENSES
FOR THE TOTAL RETURN FUND
-----------------------------------------------
VARIABLE ACCOUNT ANNUAL EXPENSES (AS A
 PERCENTAGE OF YOUR AVERAGE DAILY NET
 ASSETS IN THE VARIABLE ACCOUNT)
-----------------------------------------------
 Mortality and Expense Risk Charge       1.35%
-----------------------------------------------
 Administrative Expense Charge           0.15%
-----------------------------------------------
MAXIMUM TOTAL VARIABLE ACCOUNT ANNUAL
 EXPENSES                                1.50%
-----------------------------------------------
OPTIONAL RIDERS/1,2/
-----------------------------------------------

 Disability Benefit Rider Option/3/      Maximum of $8.11 per $100
                                            of waived Scheduled
                                             Purchase Payment
-------------------------------------------------------------------
 Joint Annuitant Life Benefit Rider      Maximum of $8.57 per $100
   Option/3/                                of waived Scheduled
                                             Purchase Payment
-------------------------------------------------------------------
 Unemployment Benefit Rider Option       $3.00 per $100 of waived
                                              monthly payment
-------------------------------------------------------------------

/1/The payment for the Optional Benefits is due with the Scheduled Purchase
   Payment and taken prior to the allocation of the Scheduled Purchase Payment to the Subaccount.

/2/The Optional Benefits are not available to fully funded contracts or to contracts purchased through the Annuity Cross Funding Program (see "Appendix --Annuity Cross Funding Program" provision in this prospectus).

/3/The fees charged for the optional riders vary depending upon the age and gender of the Annuitant and the amount and duration of the Scheduled Installments.

For information concerning compensation paid for the sale of the contract, see the "Sales of the Contract" provision.

The next item shows the total annual operating expenses charged by the Total Return Fund for the year ended December 31, 2014. Effective on May 1, 2006, GE Investments Funds, Inc. adopted a multiple class plan for the Total Return Fund. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.



ANNUAL PORTFOLIO EXPENSES/1/
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    CLASS 1 CLASS 3
----------------------------------------------------------
Management Fees                             0.35%   0.35%
----------------------------------------------------------
Distribution and Service (12b-1) Fees/2/    None    0.25%
----------------------------------------------------------
Other Expenses/3/                           0.27%   0.27%
----------------------------------------------------------
Acquired Fund Fees and Expenses             0.02%   0.02%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.64%   0.89%
----------------------------------------------------------
Contractual Fee Waiver/Reimbursement        0.00%   0.00%
----------------------------------------------------------
Net Annual Portfolio Operating Expenses     0.64%   0.89%
----------------------------------------------------------



/1/The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2014, subject to possible adjustment for material changes. Current or future expenses may be greater or less than those shown.


/2/The Distribution and Service (12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/3/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other expenses also include Investor Service Plan fees (0.20% of the average daily net assets of the Total Return Fund attributable to the Class 1 and Class 3 shares).



The expenses for the Total Return Fund are deducted by the Fund before it provides us with the daily net asset values. We then deduct the Variable Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Management fees and other expenses for the Total Return Fund are more fully described in its prospectus.

EXAMPLES

The Examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract and the maximum fee for the optional rider charges, and fees and expenses for the Total Return Fund -- Class 3 shares. The expenses in the Examples would be lower if Class 1 shares of the Total Return Fund were used instead.

The Examples show the dollar amount of expenses that would bear directly or indirectly if you:

  .  invested $10,000 in the contract for time periods indicated;

  .  earned a 5% annual return on your investment;

  .  elected all available rider options; and

The Examples below assume:

  . total Variable Account annual expenses of 1.50% (deducted daily at an effective annual rate of the assets in the Variable Account); and

  . $1,968.00 for all the available rider options (charged with the initial investment, but subtracted prior to allocation of assets to the Subaccount).

Your actual expenses may be higher or lower than those shown below. The Examples do not include any taxes or tax penalties that may be assessed upon surrender of the contract.

The following Example uses the assumptions noted above, but assumes you surrender your contract at the end of the stated period:


COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$3,044      $3,400      $3,762       $4,814


The next Example uses the same assumptions as the prior Example, except that it assumes that you decide to annuitize your contract at the end of the stated period.


COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$2,210      $2,713      $3,243       $4,694


The next Example uses the same assumptions as the prior Example, except that it assumes you do not surrender or annuitize your contract at the end of the stated period:


COSTS BASED ON MAXIMUM ANNUAL PORTFOLIO EXPENSES
------------------------------------------------
1 YEAR      3 YEARS     5 YEARS     10 YEARS
------      -------     -------     --------
$2,210      $2,713      $3,243       $4,694


Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5% which is not guaranteed. The Examples do not assume that expense waivers or fee reimbursements arrangements are in effect for the Total Return Fund -- Class 3 shares for the periods presented.

Deductions for premium taxes are not reflected, but may apply. If you did not elect all of the optional riders or if you only elected one or a combination of the optional riders, the expense figures shown above would be lower.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Variable Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:




                    ACCUMULATION                  NUMBER OF
                    UNIT VALUES   ACCUMULATION  ACCUMULATION
                    AT BEGINNING UNIT VALUES AT   UNITS AT
SUBACCOUNTS          OF PERIOD   END OF PERIOD  END OF PERIOD YEAR
------------------------------------------------------------------
GE INVESTMENTS
 FUNDS, INC.
------------------------------------------------------------------
  Total Return         $15.72        $16.31      33,672,535   2014
   Fund --              13.88         15.72      38,438,060   2013
   Class 1 Shares       12.53         13.88      41,095,346   2012
                        13.09         12.53      41,475,508   2011
                        12.12         13.09      40,943,079   2010
                        10.18         12.12      38,654,957   2009
                        14.62         10.18      35,997,311   2008
                        13.29         14.62      32,724,981   2007
                        11.86         13.29      27,602,508   2006
                        11.62         11.86      19,675,562   2005
------------------------------------------------------------------
  Total Return         $12.38        $12.82       3,360,083   2014
   Fund --              10.97         12.38       3,486,775   2013
   Class 3 Shares        9.92         10.97       3,280,329   2012
                        10.39          9.92       2,923,553   2011
                         9.65         10.39       2,550,009   2010
                         8.12          9.65       2,081,141   2009
                        11.67          8.12       1,525,442   2008
                        10.62         11.67         745,002   2007
                        10.00         10.62         145,805   2006
------------------------------------------------------------------

SYNOPSIS AND RISK FACTORS

HOW DOES THIS CONTRACT WORK? The contract permits you to make Purchase Payments during the Accumulation Period. During this period, we invest your Purchase Payments in the Subaccount, the Immediate Installment Account, or the Guarantee Account.

Purchase Payments received will be allocated as follows:

PURCHASE PAYMENT ALLOCATION TABLE

 TYPE OF PAYMENT     WHEN RECEIVED    WHERE ALLOCATED
------------------------------------------------------
Scheduled          Monthly Due Date   Subaccount
Purchase
Payment or
portion thereof
------------------------------------------------------
Scheduled          Before Monthly     Guarantee
Purchase           Due Date           Account
Payment or
portion thereof
------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment
                                      (including
                                      interest), then
                                      Guarantee
                                      Account for
                                      remainder
------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

On the Annuity Commencement Date, we apply your Contract Value to purchase a series of Income Payments. In turn, the Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base the Income Payments on Subaccount performance, the amount of the payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Minimum Income Payment, provided all contractual requirements have been satisfied for receipt of those guaranteed payments. See "The Contract," the "Benefits at Annuity Commencement Date" and the "Guaranteed Minimum Income Payments" provisions in this prospectus.

Investments in the Subaccount vary with the investment performance of the Total Return Fund. Over time, we transfer Purchase Payments invested in the Guarantee Account or the Immediate Installment Account, PLUS any interest earned, to the Subaccount.

Certain features described in this prospectus may vary from your contract. Please refer to your contract for those benefits that apply specifically to you.

WHAT ARE THE GUARANTEED MINIMUM INCOME PAYMENTS? The contract offers you guaranteed periodic annuity benefits that can protect against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date selected at the time of application; the Annuity Commencement Date must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by paying: any missed Scheduled Installment(s), including any interest, due on the missed Scheduled Installment(s).

The missed Scheduled Installment(s), including any interest due on the missed Scheduled Installment(s), must be repaid within one year of the due date of the missed Scheduled Installment(s), but not later than the Annuity Commencement Date. The Annuity Commencement Date must be a date at least 10 years from the date the contract is issued.

In addition, you may not make more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due) and still be eligible for your Guaranteed Minimum Income Payments.

SHOULD YOU FAIL TO MEET THE CONDITIONS LISTED ABOVE, YOU MAY STILL BE ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS PURSUANT TO A VESTING SCHEDULE UNDER THE CONTRACT (SEE THE "GUARANTEED MINIMUM INCOME PAYMENTS" SECTION IN THIS PROSPECTUS FOR ADDITIONAL INFORMATION). IF YOU DO NOT MEET THE CONDITIONS LISTED ABOVE, AND YOU ARE NOT ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS UNDER THE CONTRACT, YOU WILL LOSE YOUR RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS.

WHAT HAPPENS IF THE RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS IS LOST? If you do not maintain the right to Guaranteed Minimum Income Payments by meeting the contractual requirements as outlined above:

   (1) you remain subject to the Purchase Payment limitations under the contract (i.e., you may not make payments in excess of all your original Scheduled Installment amounts); and

   (2) you will NOT have Guaranteed Minimum Income Payments when you annuitize the contract.

WHAT ARE SCHEDULED INSTALLMENTS? When we issue the contract, you establish your Annuity Commencement Date, (WHICH MUST BE A DATE AT LEAST 10 YEARS FROM THE DATE THE CONTRACT IS ISSUED) and we will establish a schedule of monthly payments to the Subaccount ("Scheduled Installments") during the Accumulation Period. Once established, the amount and frequency of Scheduled Installments cannot be changed. Once the contract is issued, your Annuity Commencement Date may not be changed.

When you apply for a contract, you provide us with:

  . the length of the Accumulation Period you desire. The Accumulation Period must be at least 10 years;

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    .  the amount of the Guaranteed Minimum Income Payment you want; or

    .  how much you want to pay per month and/or pay in a lump sum.

We use this information to establish your Scheduled Installments.

Your Annuity Commencement Date must be at least 10 years from the date your contract is issued. However, you may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you a elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5; however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

HOW DO I PAY THE SCHEDULED INSTALLMENTS? You may pay Scheduled Installments by making:

  .  Scheduled Purchase Payments;

  .  Flexible Purchase Payments;

  . transfers from another variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company (or one of its affiliated companies) under an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

  .  a combination thereof.

See the "Purchase Payments" and "Appendix -- Annuity Cross Funding Program" provisions in this prospectus.

BY PAYING THE SCHEDULED PURCHASE PAYMENTS ON TIME, YOU ENSURE THAT THE SCHEDULED INSTALLMENTS ARE MET AND YOUR RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS IS NOT LOST.

YOU SHOULD NOT PURCHASE THE CONTRACT DESCRIBED IN THIS PROSPECTUS IF YOU BELIEVE THAT YOU MAY NOT BE ABLE TO MAKE ALL OF THE SCHEDULED INSTALLMENTS.

MAY I PAY MY SCHEDULED PURCHASE PAYMENTS AUTOMATICALLY? You may use electronic fund transfers to make your monthly Scheduled Purchase Payments. See "The Contract" provision in this prospectus.

WHAT IS THE IMMEDIATE INSTALLMENT ACCOUNT, HOW DO FLEXIBLE PURCHASE PAYMENTS WORK? The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Although we designed the contract as a Scheduled Purchase Payment contract, you may make Flexible Purchase Payments subject to certain conditions. The amount of each Flexible Purchase Payment must be greater than 6 Scheduled Purchase Payments and be accompanied with sufficient transfer instructions in order for us to allocate the Flexible Purchase Payment to the Immediate Installment Account. We will allocate the Flexible Purchase Payment to the Guarantee Account if we do not receive transfer instructions or we receive insufficient transfer instructions from the Owner. Any Flexible Purchase Payment received that is less than or equal to 6 times the Scheduled Purchase Payments will also be automatically allocated to the Guarantee Account.

Amounts invested in the Immediate Installment Account earn interest at rates we declare and guarantee at the time of purchase. Although the Immediate Installment Account is a separate account, we assume the risk of investment gain or loss on the Immediate Installment Account's assets. We transfer certain amounts ("Immediate Installments") from the Immediate Installment Account to the Subaccount on a monthly basis to make your Scheduled Installment or supplement your Scheduled Purchase Payments in accordance with your instructions. The amount transferred from the Immediate Installment Account to the Subaccount will never exceed the amount of your Scheduled Installment MINUS the amount of your Scheduled Purchase Payment. We will return to you any amount in excess of what is needed to make all Scheduled Installments. The excess amount will be returned to you within 7 days of our receipt.

Whether a transfer from the Immediate Installment Account makes your Scheduled Installment or supplements your Scheduled Purchase Payment is dependent upon the amount in the Immediate Installment Account and your transfer instructions at the time the Flexible Purchase Payment is received. We determine the amount of the Immediate Installment we transfer each month to the Subaccount on the date the Flexible Purchase Payment is received accompanied with complete transfer instructions. This amount depends on:

  .  the amount of your Flexible Purchase Payment;

  .  the rate of interest that we credit to the Flexible Purchase Payment; and

  .  the number of installments you choose.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Any partial withdrawals or surrenders from the Immediate Installment Account are subject to a Market Value Adjustment and an access charge. A Market Value Adjustment can increase or decrease the amounts partially withdrawn or surrendered from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment (and access charge) is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment.

WHAT IS THE VARIABLE ACCOUNT? The Variable Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Variable Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Variable Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Variable Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Variable Account" provision in this prospectus.

IS THE CONTRACT AVAILABLE AS A QUALIFIED CONTRACT OR A NON-QUALIFIED
CONTRACT? We designed the contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Contracts"). Qualified retirement plans provide their own tax deferral benefit, so there should be another reason for you to purchase the contract, aside from tax deferral. Please consult a tax adviser to determine whether this contract is an appropriate investment for the qualified retirement plan. This contract is also available in connection with retirement plans that do not qualify for such favorable treatment under the Code. Such contracts are referred to throughout this prospectus as "Non-Qualified Contracts." The information regarding the tax treatment of the contracts generally applies to Non-Qualified Contracts. Different rules and regulations may apply to contracts issued as Qualified Contracts. Please consult a qualified tax adviser for additional information.

WHAT SURRENDER AND ACCESS CHARGES ARE ASSOCIATED WITH THE CONTRACT? If you surrender your contract or take partial withdrawals before your Annuity Commencement Date, we may assess a surrender and/or access charge.

  . For amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account, we will assess a surrender charge. We will determine this charge by assuming that the amount being withdrawn on the date of the partial withdrawal or surrender comes entirely from Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation). Depending upon the Contract Year of your surrender or partial withdrawal, the surrender charge will be anywhere from 9% to 1% of the lesser of:

      (1) Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

      (2) the amount withdrawn.

  . For amounts partially withdrawn or surrendered from the Immediate Installment Account, we will assess an access charge. This charge will be anywhere from 6% to 1% of the Immediate Installment Account Value withdrawn depending on the duration of the remaining Immediate Installments. In addition, we will apply a Market Value Adjustment to determine the Immediate Installment Account Value and the amount available for a partial withdrawal or surrender from the Immediate Installment Account.


We may waive the surrender and/or access charges if you apply your Contract Value upon surrender to certain available Optional Payment Plans. We will also waive surrender charges and access charges for full surrenders or partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. See the "Charges and Other Deductions" provision in this prospectus.


ARE THERE ANY OTHER CHARGES? We assess a daily charge, equal to an effective annual rate of 1.50%, against the average daily net assets of the Subaccount. This charge consists of a 0.15% administrative expense charge and a 1.35% mortality and expense risk charge.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from Purchase Payments or the Contract Value, as applicable.

See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

The Total Return Fund also has certain expenses. These include management fees, as well as 12b-1 fees or service share fees, and other expenses associated with its daily operations. See the "Fee Tables" provision in this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

There are various charges assessed for rider options. The maximum charge for each Optional Rider is listed in the "Fee Tables" provision in this prospectus. For additional information, see the "Optional Riders" provision in the "The Contract" section of this prospectus.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Sales of the Contract" provision in this prospectus.

HOW DO YOU CALCULATE MY MONTHLY INCOME PAYMENTS? We will pay you a monthly income for life with a guaranteed minimum period beginning on the Annuity Commencement Date, provided the Annuitant is still living. The amount of your Income Payments depends on:

  .  your Contract Value;

  .  whether you are receiving Guaranteed Minimum Income Payments;

  .  the age and gender of the Annuitant(s); and

  .  the specific payment plan you choose.

See the "Benefits at Annuity Commencement Date" provision in this prospectus.

WHAT HAPPENS IF AN OWNER DIES BEFORE THE ANNUITY COMMENCEMENT DATE? If any Owner dies before the Annuity Commencement Date while the contract is in force, the Joint Owner, if any, becomes the sole Owner of the contract. If there is no Joint Owner, the Designated Beneficiary becomes the sole Owner of the contract. Certain distribution rules imposed by federal tax law also will apply. However, spouses who are Designated Beneficiaries and not Joint Annuitants are not permitted spousal continuation under the contract. Under such circumstances, the distribution rules for non-spousal beneficiaries will apply. We may pay a Death Benefit to the

Designated Beneficiary. See "The Death Benefit" provision in this prospectus.

MAY I SURRENDER THE CONTRACT OR TAKE A PARTIAL WITHDRAWAL? You may surrender the contract for its Surrender Value at any time before the Annuity Commencement Date. In addition, you may take partial withdrawals of at least $100 from Contract Value. If you surrender the contract or take a partial withdrawal, we may assess a surrender and/or access charge. Partial withdrawals will be made first from the Guarantee Account, then the Immediate Installment Account, and finally, the Subaccount, unless you request otherwise.

You may also surrender your contract on the Annuity Commencement Date for the Contract Value as of that Valuation Day, but without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us, in writing, at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon the Annuity Commencement Date if you elect to receive a lump sum payment. You may be subject to income tax, and a 10% IRS penalty tax if you are younger than age 59 1/2 at the time of the partial withdrawal or surrender. A surrender or a partial withdrawal may also be subject to income tax withholding. In addition, taking a lump sum payment in lieu of Income Payments may have adverse tax consequences. See the "Federal Tax Matters" provision in this prospectus.

You must repay the amount of each partial withdrawal from the Subaccount (including any interest on the amount received at an effective annual rate of 6%), within one year of the partial withdrawal, but no later than the Annuity Commencement Date to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. Interest will be assessed from the date of the partial withdrawal to the date we receive full repayment.

If you repay the amount of each partial withdrawal received from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge we assessed when you made the partial withdrawal. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the Valuation Day your repayment of the partial withdrawal is received. If your repayment of the partial withdrawal is received on a day when the New York Stock Exchange is not open or the Portfolio is not valuing its shares, we will allocate your repayment to the Subaccount on the next Valuation Day. Because of this reimbursement, all subsequent amounts distributed from the Subaccount will be subject to a surrender charge.

 For example:

 Assume you have made Scheduled Installments of $18,000 during the first Contract Year and your Contract Value is $20,000 (all of which is allocated to the Subaccount) and you then request to take a partial withdrawal of $10,000 on May 1, 2011.

 You will receive $9,100 assuming no premium taxes or income taxes are withheld. A surrender charge of $900 ($10,000 x 9%) will be withheld by us. To reinstate your Guaranteed Minimum Income Payment, you must pay to us $9,100 PLUS interest at a rate of 6% before May 1, 2012 (in addition to paying your regularly Scheduled Installments).

 On August 1, 2011 you repay $5,000 PLUS interest on the $9,100 received in May. We will then allocate to the Subaccount your $5,000 PLUS $494.51 ($900 x $5,000/$9100). Then on December 1, 2011 you repay the remaining $4,100 PLUS interest on the $9,100 received in May. We will then allocate to the Subaccount your $4,100 PLUS $405.49 ($900 x $4100/$9100).

Partial withdrawals from the Immediate Installment Account or Guarantee Account do not have to be repaid to receive your Guaranteed Minimum Income Payment, but you may have to increase the amount of your Scheduled Purchase Payments since amounts withdrawn from those accounts will not be available for Scheduled Installments.

In addition, partial withdrawals may reduce your Death Benefit. See "The Death Benefit" provision in this prospectus.

For more information on surrenders and partial withdrawals, see the "Surrenders and Partial Withdrawals" provision in this prospectus.

DO I HAVE A RETURN PRIVILEGE? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it. Upon receipt of such information, we will send you a refund equal to your Contract Value, PLUS or MINUS any applicable Market Value Adjustment, PLUS any deductions we have made from your Purchase Payments before their allocation to the contract. Or, if required by the law of your state, we will refund your Purchase Payments (less any partial withdrawals previously taken).

ARE THERE OPTIONAL BENEFITS AVAILABLE UNDER THE CONTRACT? Optional benefits are available by purchasing one or more of the following riders with the contract. Not all of the rider options listed below may be available in all states. In addition, the riders are not available to fully funded contracts or to contracts that were issued through an Annuity Cross Funding Program. The riders are:

  .  the Disability Benefit Rider Option;

  .  the Joint Annuitant Life Benefit Rider Option; and

  .  the Unemployment Benefit Rider Option.

See "The Contract" and the "Appendix -- Annuity Cross Funding Program" provisions in this prospectus for additional information.

WHAT ARE THE FEDERAL TAX IMPLICATIONS OF MY INVESTMENT IN THE
CONTRACT? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender or a partial withdrawal, or a payment of a death benefit, will generally result in taxable income if there has been an increase in Contract Value. In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Income Tax Matters" provision in this prospectus.

INVESTMENT RESULTS

At times, the Variable Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges, and assuming Variable Account charges. Results calculated without surrender charges will be higher.

Total returns assume an initial investment of $1,000 and include the reinvestment of all dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including 12b-1 fees and/or service share fees), and other charges associated with the contract, including the mortality and expense risk charges and the administrative expense charge. Standardized total returns also reflect surrender charges and a maximum one month charge for the optional riders. Non-standardized returns do not reflect charges for the optional riders. Premium taxes are not reflected in any of the calculations, but may apply.

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states, the District of Columbia and Bermuda. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth Financial, Inc., a public company.

FINANCIAL CONDITION OF THE COMPANY

Many financial services companies, including insurance companies, continue to face challenges in this uncertain market environment, and we are not immune to those challenges. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.

ASSETS IN THE VARIABLE ACCOUNT. You assume all of the investment risk for amounts allocated to the Subaccount. Your value in the Subaccount is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the Variable Account assets exceed the Variable Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Variable Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Variable Account" provision below.

ASSETS IN THE IMMEDIATE INSTALLMENT ACCOUNT. You are permitted to make allocations to the Immediate Installment Account. The Immediate Installment Account has characteristics like the Variable Account and the Guarantee Account. Like the Guarantee Account, you do not directly or indirectly share in the investment performance of the Immediate Installment Account. You are guaranteed a level monthly interest rate. If you do not take an early withdrawal or surrender from the contract, you do not assume the investment risk for amounts allocated to the Immediate Installment Account. However, if you do take an early withdrawal or surrender from your contract, any assets allocated to the Immediate Installment Account will be subject to a Market Value Adjustment. Like the Variable Account, assets in the Immediate Installment Account may not be charged with liabilities arising from any other business that we may conduct. The assets in the Immediate Installment Account will be available to cover the liabilities of our General Account to the extent that the Immediate Installment Account assets exceed the liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Immediate Installment Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Immediate Installment Account" provision.

ASSETS IN THE GENERAL ACCOUNT. You are permitted to make allocations to the Guarantee Account, which is part of our General Account. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with the Guaranteed Minimum Income Payments, are paid from our General Account (not the Variable Account and Immediate Installment Account). Therefore, any amounts that we may pay under the contract in excess of the value in the Variable Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue (or have issued) other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract. See "The Guarantee Account" provision.

OUR FINANCIAL CONDITION. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to a prescribed investment option. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles ("GAAP"). Our audited GAAP financial statements, as well as the financial statements of the Variable Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 2 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on August 19, 1987. The Variable Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Variable Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Variable Account is available for investment under the contract. The Subaccount invests exclusively in shares of the GE Investments Funds, Inc. -- Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return

Fund --Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares. Other variable investment options may be available if you are participating in the Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding" provision in this prospectus.

The assets of the Variable Account belong to us. Nonetheless, we do not charge the assets in the Variable Account with liabilities arising out of any other business which we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Variable Account are credited to or charged against the Variable Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Variable Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC. You assume the full investment risk for all amounts you allocate to the Variable Account.

If permitted by law, we may deregister the Variable Account under the 1940 Act in the event registration is no longer required, manage the Variable Account under the direction of a committee, or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

THE SUBACCOUNT AND THE TOTAL RETURN FUND

The Subaccount of the Variable Account offered in the contract invests in shares of the Total Return Fund, which is registered with the SEC under the 1940 Act as an open-end management investment company. GE Investments Funds, Inc. adopted a multiple class plan for the Total Return Fund effective May 1, 2006. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares.

BEFORE INVESTING IN THE CONTRACT, CAREFULLY READ THE PROSPECTUS FOR THE TOTAL RETURN FUND ALONG WITH THIS PROSPECTUS. YOU MAY OBTAIN THE MOST RECENT PROSPECTUS FOR THE TOTAL RETURN FUND BY CALLING US AT (800) 352-9910, OR WRITING US AT 6610 WEST BROAD STREET, RICHMOND, VIRGINIA 23230. You may also obtain copies of the prospectus for the Total Return Fund on our website at www.genworth.com and click on "Products." We summarize the investment objective of the Total Return Fund in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Total Return Fund.

The investment objective and adviser to the Total Return Fund is as follows:

INVESTMENT OBJECTIVE                                ADVISER
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Seeks the highest total return,         GE Asset Management Incorporated
composed of current income and          (subadvised by BlackRock
capital appreciation, as is consistent  Investment Management, LLC)
with prudent investment risk.
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We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death proceeds, surrender proceeds, and partial withdrawals, to make Income Payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to Owners as additional units, but instead reflect them in unit values.

We have entered into an agreement with GE Investments Funds, Inc. (participation agreement) setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, GE Investments Funds, Inc. and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.

A potential for certain conflicts exists between the interests of Owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. GE Investments Funds, Inc. currently does not foresee any such disadvantage to Owners. Nonetheless, the Board of Directors of GE Investments Funds, Inc. monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting Owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with GE Asset Management Incorporated ("GEAM") to compensate us for providing services in the nature of "personal services and/or the maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. GEAM has agreed to pay us an amount equal to 0.076% (for Class 1 shares) and 0.05% (for Class 3 shares) of the average daily net assets of the Variable Account invested in the Total Return Fund on an annual basis. Payments of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from GEAM out of its own resources.

With regard to Class 1 and Class 3 shares of the Total Return Fund, GE Investments Funds, Inc. has adopted separate Class 1 and Class 3 Investor Service Plans (the "Service Plans") pursuant to which the Total Return Fund may compensate us for performing certain investor services specified in the Service Plans necessary to administer the contracts (including account maintenance, record-keeping, and other administrative services) and to facilitate GE Investments Funds, Inc.'s provision of services to investors in the Total Return Fund. Pursuant to separate Investor Services Agreements related to the Service Plans, GE Investments Funds, Inc. pays us for such services at an annual rate not to exceed 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 and Class 3 shares.

With regard to the Total Return Fund -- Class 3 shares, pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of GE Investments Funds, Inc. adopted a Distribution and Service (12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing Class 3 shares of the Fund. Pursuant to a distribution agreement between the GE Investment Funds, Inc. and its principal underwriter and an agreement between such principal underwriter and Capital Brokerage Corporation, the Total Return Fund pays Capital Brokerage Corporation for such services at a maximum annual rate of 0.25% of the average daily net assets of the Variable Account invested in Class 3 shares of the Total Return Fund. In addition, the Distribution Plan covers payments made under the Class 3 Investor Service Plan (as described above) in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares. The Distribution Plan and the related agreements, as each may be amended from time to time, were effective May 1, 2006.

In addition to the asset-based payments for administrative and other services described above, GEAM may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide GEAM with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

VOTING RIGHTS

As required by law, we will vote shares of the Total Return Fund held in the Variable Account at special shareholder meetings based on instructions from you. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, Owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote shares of the Total Return Fund for which no instructions are received (or instructions are not received timely) in the same proportion as those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all Owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the of Total Return Fund.

CHANGES TO THE VARIABLE ACCOUNT AND THE SUBACCOUNT

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should no longer be available, or if investment in the Total Return Fund should become inappropriate for the purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the current investment option, however, we reserve our right to do so should the current investment option become inappropriate to maintain the guarantees under the contract. We will only substitute the current investment with an equity based investment option should we exercise our right to substitute the current investment option in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of GE Investments Funds, Inc., or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may create new variable accounts; deregister the Variable Account under the 1940 Act in the event such registration is no longer required; manage the Variable Account under the direction of a committee; or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

THE SUBACCOUNT --  POLICIES AND PROCEDURES

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it only has one Subaccount investing in one Portfolio and transfers to that Subaccount may only be made at a prescribed period for a prescribed amount.

In order to receive your Guaranteed Minimum Income Payments, you must make all required Scheduled Installments to the Subaccount. Scheduled Installments may only be made on the Monthly Due Date and only in an amount predetermined at the time the contract is issued. You may not transfer assets from the Subaccount to the Immediate Installment Account or the Guarantee Account. See "The
Contract -- Purchase Payments" provision in this prospectus for more information.

The Total Return Fund may refuse Purchase Payments for any reason. In such case, if we cannot make the purchase request on the date of your Scheduled Installment, your Scheduled Installment will be made on the next Valuation Day.

THE GUARANTEE ACCOUNT AND THE IMMEDIATE INSTALLMENT ACCOUNT

THE GUARANTEE ACCOUNT

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Variable Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets in the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in our Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act or the 1940 Act. Disclosures, or lack thereof, relating to the interests in the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

We allocate Scheduled Purchase Payments received in advance of the Monthly Due Date to the Guarantee Account. We then will transfer the required amount to fund the Scheduled Installment to the Subaccount as of the Monthly Due Date.

We allocate any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Purchase Payment to the Guarantee Account. We also allocate Flexible Purchase Payments that we receive with insufficient transfer instructions to the Guarantee Account. Insufficient transfer instructions include when you do not tell us whether you want your Flexible Purchase Payment to:

   (1) lower the amount of the Scheduled Purchase Payment you must make each month; or

   (2) completely prepay a certain number or all of your remaining Scheduled Installments.

The Flexible Purchase Payment will remain in the Guarantee Account and earn interest until we receive your instructions concerning the method of transfer. Once we have these instructions, we will establish a schedule of Immediate Installments and transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account. See "The Contract" provision in this prospectus.

We determine the interest rates credited to assets in the Guarantee Account at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as Purchase Payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF INTEREST RATES IN THE FUTURE, HOWEVER, THE INTEREST RATES CREDITED WILL BE AT LEAST THE GUARANTEED INTEREST RATE SHOWN IN YOUR CONTRACT.

THE IMMEDIATE INSTALLMENT ACCOUNT

Due to certain exclusionary provisions of the federal securities laws, we have not registered the Immediate Installment Account as an investment company under the 1940 Act. Accordingly, the Immediate Installment Account is not generally subject to regulation under the 1940 Act. However, we have registered interests in the Immediate Installment Account under the 1933 Act, and disclosures relating to the interests in the Immediate Installment Account are subject to the provisions of that Act.

The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Provided we have sufficient direction from you to do so, we commit to make all future Immediate Installments at the time we accept your Flexible Purchase Payment and place that Flexible Purchase Payment into the Immediate Installment Account. The assets of the Immediate Installment Account equal, at the least, the reserves and other contract liabilities supported by the Immediate Installment Account. Like the Variable Account, but unlike the Guarantee Account, we do not charge the assets in the Immediate Installment Account with liabilities arising out of any other business which we may conduct. The assets of the Immediate Installment Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Immediate Installment Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Immediate Installment Account are credited to or charged against the Immediate Installment Account without regard to the income, gains, or losses arising out of any other business we may conduct.

For each Flexible Purchase Payment allocated to the Immediate Installment Account, we calculate a level monthly interest rate. The level monthly interest rate is the single rate at which the present value of the Immediate Installments generated equals the Flexible Purchase Payment less any premium tax. The level monthly interest rate may be different for each Flexible Purchase Payment made.

We have no specific formula for determining the level monthly interest rate. Our determination may be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as Flexible Purchase Payments under the contract. We will invest these amounts primarily in investment-grade fixed income securities including, but not limited to:

  . securities issued by the U.S. Government or its agencies or instrumentalities -- such securities may or may not be guaranteed by the U.S. Government;

  . debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service;

  . mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; and

  .  other debt instruments, commercial paper, cash or cash equivalents.

You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Immediate Installment Account. We also will consider other factors in determining the interest we credit on amounts allocated to the Immediate Installment Account including:

  .  regulatory and tax requirements;

  .  sales commissions;

  .  administrative expenses borne by us;

  .  general economic trends; and

  .  competitive factors.

Our management will make the final determination on the interest we credit. We cannot predict or guarantee the level of future interest rates. However, once an interest rate has been declared and your payment is invested in the Immediate Installment Account, that interest rate is guaranteed until the entire amount of that Flexible Purchase Payment has been transferred to the Subaccount through Immediate Installments or withdrawn from the Immediate Installment Account. You may call us at any time to obtain the current rate of interest applied to Flexible Purchase Payments allocated to the Immediate Installment Account. The rate of interest a Flexible Purchase Payment receives will be disclosed on your confirmation statement.

A Market Value Adjustment can increase or decrease the amounts surrendered or partially withdrawn from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment. When current interest rates are higher than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would reduce the value of the amount distributed. When current interest rates are lower than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would increase the value of the amount distributed. Consequently, the Immediate Installment Account Value will vary based on changes in interest rates since the date of your Flexible Purchase Payment, transfers of Immediate Installments and any partial withdrawals from the Immediate Installment Account. See the "Charges and Other Deductions" provision in this prospectus. We do not guarantee the Immediate Installment Account Value. We reserve the right to discontinue offering the Immediate Installment Account at any time and for any reason.

THE CONTRACT

The contract is a scheduled purchase payment variable deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

We discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in the "Purchase Payments" provision in this prospectus.

OWNERSHIP

As Owner(s), you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply for a contract as Joint Owners. Joint Owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other except ownership changes. Joint Owners also have the right of survivorship. This means if a Joint Owner dies, his or her interest in the contract passes to the surviving Owner. You must have our approval to add a Joint Owner after we issue the contract. Joint Owners added after the Contract Date must be spouses. We may require additional information, such as a copy of your marriage certificate, if Joint Ownership is requested after the Contract Date. During the Annuitant(s)'s life, you can change any non-natural Owner to another non-natural Owner. Changing the non-natural Owner may have negative tax consequences and you should consult a tax adviser before doing so.

ANNUITANT/JOINT ANNUITANT

An Annuitant must be named. Except for non-natural Owners, an Owner must be an Annuitant. Therefore, if two natural persons are Joint Owners, they must be Joint Annuitants, unless the contract is issued as an IRA. If the contract is issued as an IRA, there may only be one Owner, but there may be Joint Annuitants provided one of the Joint Annuitants is also the Owner. You cannot change the Annuitant(s) without our consent. If any Owner is not a natural person, a Joint Annuitant cannot be added or removed after the contract is issued.

If you purchased this contract with a flexible purchase payment variable deferred annuity contract issued by the Company ("Funding Annuity") pursuant to an Annuity Cross Funding

Program, the Owner and Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of this contract, must be the same as the Owner or Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the "Appendix -- Annuity Cross Funding Program" provision of this prospectus.

ASSIGNMENT

An Owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract as collateral security for a loan. An assignment must occur before the Annuity Commencement Date and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% loss of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Federal Income Tax Matters" provision of this prospectus.

GUARANTEED MINIMUM INCOME PAYMENTS

The contract offers you guaranteed periodic annuity benefits that can protect your investment against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirements for making Scheduled Installments:

   (1) if you pay any missed Scheduled Installment(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued); and

   (2) you make no more than 24 Scheduled Installments over the life of the contract outside of the grace period (within 30 days after the date each Scheduled Installment is due).

SHOULD YOU FAIL TO MEET THE CONDITIONS LISTED ABOVE, YOU MAY STILL BE ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS PURSUANT TO A VESTING SCHEDULE UNDER THE CONTRACT. SEE THE "GUARANTEED MINIMUM INCOME PAYMENTS" PROVISION LATER IN THIS PROSPECTUS FOR ADDITIONAL INFORMATION. IF YOU DO NOT MEET THE CONDITIONS LISTED ABOVE, AND YOU ARE NOT ENTITLED TO REDUCED GUARANTEED MINIMUM INCOME PAYMENTS UNDER THE CONTRACT, YOU CAN STILL RECEIVE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE, BUT YOU WILL LOSE YOUR RIGHT TO THE GUARANTEED MINIMUM.

PURCHASE PAYMENTS

GENERAL. Purchase Payments can be Scheduled Purchase Payments or Flexible Purchase Payments. How we allocate these payments depends on your instructions, when we receive the payment and the amount of the payment received. See the "Purchase Payment Allocation Table" in the "Synopsis" provision of this prospectus.

Purchase Payments received will be allocated as follows:

   (1) Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount;

   (2) Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment's Monthly Due Date will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount;

   (3) Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate

       Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days;

   (4) Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Installment will be allocated to the Guarantee Account.

If we receive a Flexible Purchase Payment that is in an amount greater than 6 times the amount of the Scheduled Purchase Payment with complete instructions as to how you want the payment transferred to the Subaccount, we will invest your Flexible Purchase Payment in the Immediate Installment Account. Otherwise, we will invest your Flexible Purchase Payment in the Guarantee Account. Once we receive sufficient transfer instructions, as outlined below, we will transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Flexible Purchase Payments received that are equal to or less than 6 times the amount of the Scheduled Purchase Payment will be invested in the Guarantee Account and cannot be transferred to the Immediate Installment Account. Assets in the Guarantee Account, however, can be used to make Scheduled Installments.

Transfers or payments to the Subaccount cannot be greater than the Scheduled Installment amount. Scheduled Installments can be made by:

   (1) Scheduled Purchase Payments;

   (2) Immediate Installments from the Immediate Installment Account;

   (3) transfers from the Guarantee Account;

   (4) transfers from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) a combination of any of the above.

The total Purchase Payments for all contracts issued to any one Owner and/or Annuitant cannot exceed $2,000,000 without our prior approval.

ESTABLISHING SCHEDULED INSTALLMENTS. We determine your right to receive the Guaranteed Minimum Income Payments, in part, by the timely payment of the Scheduled Installments. Scheduled Installments are the monthly investments that you must make to the Subaccount during the Accumulation Period of your contract. You may make Scheduled Installments through a combination of Scheduled Purchase Payments and Flexible Purchase Payments.

We establish the amount and number of your Scheduled Installments when we issue your contract. Once established, the number and amount of the monthly Scheduled Installments cannot be changed. The amount and number of monthly Scheduled Installments depends in part on the amount of Guaranteed Minimum Income Payments and the Annuity Commencement Date you request at the time of application.

GUARANTEED MINIMUM INCOME PAYMENTS AND AMOUNT OF SCHEDULED INSTALLMENTS. The Guaranteed Minimum Income Payment is the minimum monthly Income Payment we promise to pay beginning on the Annuity Commencement Date (the Annuity Commencement Date must be selected at the time of application and must be a date at least 10 years from the date the contract is issued) and continuing for the lifetime of the Annuitant(s) (or, if such Annuitant(s) dies before the end of a certain stated number of years, for that number of years) provided you have met the conditions necessary to receive the payments.

In the event that an Owner marries after we issue the contract, upon our approval, he or she may add their spouse as a Joint Owner and/or Joint Annuitant before the Annuity Commencement Date. If we approve the change, the amount and duration of your Scheduled Installments will not change; however, we will reduce the amount of your Guaranteed Minimum Income Payments because we expect to make such payments for a longer period of time (i.e., until the death of the last surviving spouse). The Guaranteed Minimum Income Payments will be reduced as if the spousal Joint Owner was added to the contract on the Contract Date. In addition, if you purchased this contract pursuant to an Annuity Cross Funding Program, the Owner, Joint Owner (if applicable), Annuitant, and Joint Annuitant (if applicable) of this contract, must be the same as the Owner, Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the

"Appendix -- Annuity Cross Funding" provision in this prospectus.

When you apply for a contract, your application must provide us with:

  . the Annuity Commencement Date (which may not be changed after the contract is issued);

  .  the age (and for Non-Qualified Contracts, the gender) of the Annuitant(s);

  . the Accumulation Period (the Accumulation Period must be at least 10 years);

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    -- the amount of the Guaranteed Minimum Income Payment you want; or

    -- how much you want to pay in Scheduled Purchase Payments and/or Flexible
       Purchase Payments.

With either item of information, we can determine the other item.

You may not change your Annuity Commencement Date after your contract is issued. Your Annuity Commencement Date must be at least 10 years from the date the contract is issued.

When we compute the amount of your Guaranteed Minimum Income Payments that your Scheduled Installments purchase, we consider a number of factors, including:

  .  expected mortality;

  .  persistency;

  .  length of Accumulation Period;

  .  length of certain period;

  .  expected investment performance; and

  .  length of maintenance, acquisition and distribution expenses.

Most of these factors may vary from one Owner and/or one market to another. Of the factors listed, the ones most likely to vary by market are: expected mortality, expected persistency, as well as acquisition and distribution expenses.

Mortality is dependent on many things, including age, gender, occupation, smoking status, socio-economic status, marital status, place of residence, etc. Age and gender are expressly reflected in the calculation of the Guaranteed Minimum Income Payment.

Persistency is also (or can be) impacted by age, occupation, socio-economic status, marital status, whether a Flexible Purchase Payment has been made, etc. Persistency is not directly used in the calculation of the Guaranteed Minimum Income Payment but is an important consideration in the pricing process that determines the level of Guaranteed Minimum Income Payment we can offer.

Acquisition and distribution expenses vary by the market in which the contract is sold, e.g. a group sale generally has lower distribution costs per dollar of Purchase Payment than an equivalent number of individual sales. Distribution expenses are not directly reflected in the calculation of the Guaranteed Minimum Income Payment but are an important consideration in the pricing process.

We will not necessarily reflect any or all of these factors in determining the Guaranteed Minimum Income Payment formula for a given market. We reserve the right to recognize the impact of these differences should we sell into markets where one or more of the factors is present.

Once your contract is issued and your Guaranteed Minimum Income Payments determined, the amount and number of Scheduled Installments determined necessary to obtain your Guaranteed Minimum Income Payments will not change. See the "Guaranteed Minimum Income Payments" section of this prospectus.

MAKING SCHEDULED INSTALLMENTS. You must make Scheduled Installments on the Monthly Due Date. For contracts issued on or after May 1, 2006, the minimum monthly Scheduled Installment is $250. For contracts issued prior to May 1, 2006, the minimum monthly Scheduled Installment is $100. You may make Scheduled Installments to the Subaccount in one of the following ways:

   (1) by transferring assets from the Guarantee Account;

   (2) by transferring assets from the Immediate Installment Account;

   (3) by making Scheduled Purchase Payments when due;

   (4) by transferring assets from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) by any combination of the above.

The amount of your Scheduled Purchase Payments will vary based on whether an Immediate Installment is being transferred to the Subaccount. For any month, an Immediate Installment will decrease or eliminate the amount of a Scheduled Purchase Payment that would have been required had there not been an Immediate Installment.

We allocate a Scheduled Purchase Payment received before its Monthly Due Date to the Guarantee Account. We will transfer that early payment from the Guarantee Account to the Subaccount on the Monthly Due Date. In the event that we do not receive your Scheduled Purchase Payment on or before its Monthly Due Date, we will use any Guarantee Account Value to make up the missed Scheduled Purchase Payment. If the Guarantee Account Value is insufficient for this purpose and the 30-day grace period has expired, then that Scheduled Installment is considered missed.

Transfers cannot be made to the Subaccount at any time other than on the Monthly Due Date. Therefore, this product due to its design and one available Subaccount will not permit frequent transfers among investment options.

GRACE PERIOD

The contract permits a 30-day grace period for the payment of each Scheduled Installment. This grace period begins the day after the Monthly Due Date for the Scheduled Installment. If the Scheduled Installment remains in default past the end of the grace period an interest rate at an effective annual rate of 6% will be charged to all outstanding amounts. If the Scheduled Installment(s) remains in default past 12 months from the original due date, you will lose the right to Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule.

REINSTATEMENT

We will notify you of any delinquent payments on subsequent billing notices. In addition, if more than 9 months have passed from the date of the missed Scheduled Installment, we will send you a written notice once per month, up to the 12th month, that you are in danger of forfeiting your right to the Guaranteed Minimum Income Payments. You may reinstate your right to the Guaranteed Minimum Income Payment by paying the missed Scheduled
Installment(s), or the missing portion thereof, within the earlier of:

   (1) one year of its Monthly Due Date; or

   (2) the Annuity Commencement Date.

You also must pay us the missed Scheduled Installment(s), as well as interest at an annual rate of 6%. Interest accrues from the date of the end of the grace period for the missed Scheduled Installment(s) (or portion thereof) until the date of the next Monthly Due Date following the receipt of the payment. We will notify you of the exact amount you owe.

We allocate Purchase Payments for the missed portion of the Scheduled Installments to the Subaccount as of the Valuation Day that we receive them.

We apply Purchase Payments representing less than the full amount owed in connection with a missed Scheduled Installment in the following order:

   (1) to the missed portion of the Scheduled Installment;

   (2) amounts due for any riders; and then

   (3) interest on any missed Scheduled Installment(s).

If more than one Scheduled Installment is missed, we apply any Purchase Payment you make to pay the most recently missed Scheduled Installment (or portion thereof). We will reinstate your right to receive full Guaranteed Minimum Income Payments only after you have paid us all of your missed Scheduled Installments, including any interest you owe. To retain your right to full Guaranteed Minimum Income Payments, you may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. If you fail to pay any Scheduled Installment, with any interest that is charged on it within one year from its Monthly Due Date (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), you forfeit your right to receive the Guaranteed Minimum Income Payments and you cannot reinstate it, (but may still be eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract). See the "Guaranteed Minimum Income Payments" section in this prospectus.

SCHEDULED PURCHASE PAYMENTS

When we issue a contract, and whenever we allocate a Flexible Purchase Payment to the Immediate Installment Account, we will send you a new contract data page which includes your revised schedule of Scheduled Purchase Payments. Thus, month-by-month, Scheduled Purchase Payments always equal the difference between Scheduled Installments and Immediate Installments. The minimum Scheduled Purchase Payment is $25.

You may make Scheduled Purchase Payments through automatic transfers from your bank account (i.e., electronic fund transfers). Doing this helps ensure that you will make your Scheduled Purchase Payments on the Monthly Due Date.

FLEXIBLE PURCHASE PAYMENTS AND IMMEDIATE INSTALLMENTS

You also may make your Scheduled Installments through Flexible Purchase Payments. Flexible Purchase Payments received on or before the Contract Date will be allocated to the Immediate Installment Account. For Flexible Purchase Payments received after the Contract Date in amounts greater than 6 Scheduled Purchase Payments (computed as of the date that we receive the Flexible Purchase Payment), we will allocate such payments to the Immediate Installment Account, provided we have sufficient transfer instructions as outlined in the "Purchase Payment" provision in this prospectus. We will allocate Flexible Purchase Payments received after the Contract Date to the Guarantee Account for Flexible Purchase Payments that are equal to or less than 6 times the Scheduled Purchase Payments, or for those Flexible Purchase Payments that are greater than 6 times the Scheduled Purchase Payments, but not accompanied by sufficient transfer instructions.

We use Flexible Purchase Payments allocated to the Immediate Installment Account to "fund" or generate a series of monthly Immediate Installments that we transfer to the Subaccount on each Monthly Due Date to "pay" all or part of the Scheduled Installments. See the "Purchase Payment Allocation Table" later in this provision. Immediate Installments have the effect of reducing or eliminating the required Scheduled Purchase Payments for all or part of the Accumulation Period, depending on the method you select for the installments. Each Flexible Purchase Payment supports a separate series of Immediate Installments, with each series having a starting date and an ending date. The starting date is generally the Monthly Due Date following the allocation of the payment to the Immediate Installment Account and the ending date depends on the Immediate Installment method you select. However, if you elect one of our optional riders, Flexible Purchase Payments must end on the earlier of the Annuity Commencement Date or age 65 of the covered Annuitant.

For each series of Immediate Installments, each monthly installment must be the same amount. For any Flexible Purchase Payment, the fewer the number of Immediate Installments, the larger such Installments can be. Conversely, the smaller each Immediate Installment, the greater the number of installments that the Flexible Purchase Payment can support. Since Immediate Installments may be transferred only on the Monthly Due Date, a greater number of installments translates into a longer portion of the Accumulation Period over which such Installments are made. Thus, you may use a Flexible Purchase Payment to eliminate a number of Scheduled Installments or to "buy down" the amount of some greater number of Scheduled Purchase Payments. Exactly how much you can eliminate or "buy down" depends on the amount of the Flexible Purchase Payment, the rate of interest that we credit to the Immediate Installment Account Value as determined on the date of purchase and the number of installments.

We compute the series of installments for each Flexible Purchase Payment allocated to the Immediate Installment Account by crediting interest at a rate that we determine for each Flexible Purchase Payment at the time that you make the Flexible Purchase Payment. Using that interest rate and knowing either the amount of the installments or the number of installments you want, we determine the amount and number of the installments. Your Immediate Installments reflect interest that is credited each month on a declining balance as Immediate Installments are transferred to the Subaccount. For example, assume that you want 120 installments (i.e., ten years of installments) from your Flexible Purchase Payment beginning immediately. We calculate a level installment to be transferred each month. This installment is the amount that will result in the Flexible Purchase Payment (net of any applicable premium tax), and all interest earned, being completely transferred to the Subaccount by the end of the 10 years.

We will return the portion of any Flexible Purchase Payment that is more than the amount needed to pay all future Scheduled Installments within 7 days of receipt. The total Purchase Payments for all contracts issued to any one Owner cannot exceed $2,000,000 without our prior approval.

ALLOCATION OF PURCHASE PAYMENTS

We allocate Scheduled Purchase Payments received on the Monthly Due Date, as well as any payments past due that we receive, directly to the Subaccount on the Valuation Day we receive such payment. We allocate any Scheduled Purchase Payment we receive before the Monthly Due Date to the Guarantee Account, and transfer that payment to the Subaccount as of the Monthly Due Date. We allocate Flexible Purchase Payments that are received in an amount greater than 6 Scheduled Purchase Payments directly to the Immediate Installment Account, provided we have sufficient transfer instructions to determine a payment method for your Immediate Installments. If we do not receive sufficient transfer instructions, we will allocate that Flexible Purchase Payment to the Guarantee Account until we receive sufficient instructions. In addition, any Flexible Purchase Payment received that is equal to or less than 6 Scheduled Purchase Payments will be directed to the Guarantee Account.

PURCHASE PAYMENT ALLOCATION TABLE

 TYPE OF PAYMENT     WHEN RECEIVED     WHERE ALLOCATED
--------------------------------------------------------
Scheduled          Monthly Due Date   Subaccount
Purchase
Payment or
portion thereof
--------------------------------------------------------
Scheduled          Before Monthly     Guarantee
Purchase           Due Date           Account
Payment or
portion thereof
--------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment, then
                                      Guarantee
                                      Account for
                                      remainder
--------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
--------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
--------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
--------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

OPTIONAL RIDERS

To reduce the risk that unforeseen events could leave you without the resources to make Scheduled Purchase Payments, we offer three optional riders that you may purchase at contract issue or on a contract anniversary (provided that you remain eligible to receive Guaranteed Minimum Income Payments). Under each of these riders, we will waive all or a portion of the Scheduled Purchase Payments due during the periods specified in each rider. These riders are not available to fully funded contracts or to contracts issued through an approved Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding Program" provision for more information.

When you apply for an Optional Rider, you tell us how much of a Scheduled Purchase Payment you would like us to waive. Owners and Joint Owners may designate any combination of percentages as long as such percentages are in whole numbers and equal 100%. Once a percentage of Scheduled Purchase Payments waived has been designated, it cannot be changed. The available riders are:

  . DISABILITY BENEFIT RIDER -- This rider provides that, during the life of the covered Annuitant, should the covered Annuitant become totally disabled (as defined in the rider), all or a portion of the Scheduled Purchase Payments due during the period of total disability will be waived. Also, we will waive all or a portion of Purchase Payments for other riders due during the period of total disability for the period we waive Scheduled Purchase Payments. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes disabled. For instance, if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes totally disabled, as defined by the rider, AND the husband is the covered Annuitant, then we will waive 60% of the Scheduled Purchase Payment. We will calculate the Monthly Income Benefit and Death Benefit under the contract as if you had paid the waived Scheduled Purchase Payment when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract.

     We will credit the disability benefit provided under this rider on each Monthly Due Date during a period beginning from the date of total disability to the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the covered Annuitant's recovery from total disability; and

      (5) the covered Annuitant's death.

     Benefits take effect only after 90 days of continuous total disability. Once satisfactory proof of disability is received at our Home Office and benefits take effect, we will waive Scheduled Purchase Payments missed during the 90 day period and will reapply any Scheduled Purchase Payments you made during that period to the Guarantee Account. If the claim is denied and Scheduled Purchase Payments have not been made, the Scheduled Installments will be considered missed and will need to be made in accordance with the "Guaranteed Minimum Income Payments" provision in this prospectus in order to maintain your right to Guaranteed Minimum Income Payments on the Annuity Commencement Date.

  . UNEMPLOYMENT BENEFIT RIDER -- This rider provides that if the covered Annuitant becomes involuntarily unemployed, all or a portion of the Scheduled Purchase Payments due during the period of unemployment (up to a maximum of one year per five-year period -- the "benefit period") will be waived. Also, we will waive all or a portion of Purchase Payments required for other riders due during the period we waive the Scheduled Purchase Payments for the Unemployment Benefit Rider. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes unemployed. For instance if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes unemployed and the husband is the covered Annuitant, we will waive 60% of the Scheduled Purchase Payment.

     To receive this benefit:

      (1) the covered Annuitant must be receiving state unemployment benefits for at least 90 consecutive days;

      (2) the rider must be in effect for one year; and

      (3) we must receive satisfactory proof of unemployment at our Home Office.

     Satisfactory proof of unemployment consists of a letter from the appropriate state government department responsible for administering unemployment benefits.

     Benefits will be covered for only one benefit period during any five-year period. We will consider a period of unemployment as a continuation of the previous benefit period if:

      (1) the unemployment occurs within 30 days of the end of a benefit period; and

      (2) the full year of the benefit period has not been completed.

     If the covered Annuitant becomes unemployed during the first contract year, we will waive Scheduled Purchase Payments beginning on the next contract anniversary if:

      (1) the covered Annuitant has been receiving state unemployment benefits for at least 90 consecutive days; and

      (2) the period of unemployment continues through the date the rider has been in effect for one year.

     Although the maximum benefit period is one year, the benefit period will not continue beyond the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the Monthly Due Date after we receive your request to end the rider;

      (5) the loss of state unemployment benefits; and

      (6) the covered Annuitant's death.

     If the benefit provided by this rider ends before the Annuity Commencement Date, you must resume making Scheduled Purchase Payments in order to keep your right to Guaranteed Minimum Income Payments in effect.

     We will not credit the benefits provided by this rider if the unemployment is:

      (1) voluntary;

      (2) caused by a self-inflicted injury; or

      (3) the result of being in prison for a period exceeding 90 days.

     The waiver of Scheduled Purchase Payments provided by this rider will not increase your Surrender Value prior to the Annuity Commencement Date. However, we will calculate the Monthly Income Benefit and the Death Benefit available under the contract as if you had paid the Scheduled Purchase Payment when due.

  . JOINT ANNUITANT LIFE RIDER -- This rider is only available for spouses. This rider provides that if a covered Joint Annuitant dies, all or a portion of the Scheduled Purchase Payments will be waived. Portions of Scheduled Purchase Payments are waived in cases of Joint Owners/Joint Annuitants where one spouse dies. For example, if a husband is covered for 60% of the monthly Scheduled Purchase Payment and he passes away, then we will waive 60% of the Scheduled Purchase Payment from the date of the husband's death until the Annuity Commencement Date. We will calculate the Monthly Income Benefit and Death Benefit under this contract as if the Scheduled Purchase Payments waived had been paid when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

     Benefits under this rider will be covered from the date of the covered Annuitant's death until the earlier of:

      (1) the contract anniversary on or next following the surviving Joint Annuitant's 65th birthday; and

      (2) the Annuity Commencement Date.

The charges for the optional riders are in addition to your Scheduled Purchase Payments. The amount paid for the optional riders is taken prior to the allocation of any assets to any account. The riders and your contract's data pages provide more detailed information about the riders including certain conditions and limitations. The riders may not be available to Qualified Contracts, available in all states, or available in all markets.

VALUATION DAY AND VALUATION PERIOD

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for on days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

VALUATION OF ACCUMULATION UNITS

Upon allocation or transfer to the Subaccount, we convert payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the dollar amount directed to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which the Scheduled Purchase Payment or Immediate Installment is invested in the Subaccount. Therefore, Scheduled Purchase Payments allocated or Immediate Installments transferred to the Subaccount increase the number of Accumulation Units credited to the contract.

Partial withdrawals, surrenders, payment of a Death Benefit, and the application of Subaccount Value to acquire Monthly Income Payments on the Annuity Commencement Date all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution, so that the unit value is not impacted. Also, if we take into account a charge or credit for any reserved taxes, which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Variable Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

SURRENDER AND PARTIAL WITHDRAWALS

We will allow you to surrender your contract or withdraw a portion of your Contract Value, at any time before the Annuity Commencement Date upon your written request, subject to the conditions set forth below.

Partial withdrawals must be at least $100. A partial withdrawal or surrender is effective as of the Valuation Day we receive your request at our Home Office in a form acceptable to us. Unless you request otherwise, we will take any partial withdrawal:

   (1) first from the Guarantee Account;

   (2) then from the Immediate Installment Account; and

   (3) finally from the Subaccount.

You may need to make Scheduled Purchase Payments when you otherwise would not have to, if you had taken partial withdrawals from the Guarantee Account and/or the Immediate Installment Account and the amounts remaining in such accounts are insufficient to fully make your Scheduled Installments.

Partial withdrawals and full surrenders may be subject to surrender and/or access charges and a Market Value Adjustment. When taking a partial withdrawal, any applicable surrender charge, access charge, Market Value Adjustment and/or any applicable premium tax will be taken from the amount withdrawn. Effective April 1, 2012, we will waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a partial withdrawal. In such a case, you may still be subject to a Market Value Adjustment. See the "Charges and Other Deductions" provision in this prospectus. A partial withdrawal may also reduce the amount of your Death Benefit. See "The Death Benefit" provision in this prospectus.


You may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5; however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.


You may also surrender your contract on the Annuity Commencement Date (which must be a date at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

We will delay making a payment if:

   (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Variable Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our Owners.

Rules and regulations of the SEC may prescribe as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since Owners will not have access to their account.

In addition, we are required by state law to reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for partial withdrawals and surrenders for up to six months from the date we receive your payment request. See the "Requesting Payments" provision of this prospectus for more information on circumstances in which we may delay making payments under the contract.

Partial withdrawals and surrender may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to income tax withholding. See the "Federal Income Tax Matters" provision in this prospectus.

TELEPHONE WITHDRAWALS. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You only can surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions;

  . confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals.

To request a telephone withdrawal, please call us at 800.352.9910.

SPECIAL NOTE ON RELIABILITY. Please note that our telephone system may not always be available. Any telephone system, whether it is ours, yours, your service provider's or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office at the address listed on page 2 of this prospectus.

REPAYMENT OF PARTIAL WITHDRAWALS OF SUBACCOUNT VALUE. To remain eligible to receive Guaranteed Minimum Income Payments (or partial Guaranteed Minimum Income Payments if you are eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract), you must repay the amount of any partial withdrawal received from the Subaccount PLUS any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date (such date must be a date at least 10 years from the date the contract is issued). If the repayment is not made by the Monthly Due Date next following the date of the partial withdrawal, we will charge you interest at an effective annual rate of 6% on the total amount withdrawn from the Subaccount.

It is important to understand that, because surrender charges may apply, the amount you receive from the Subaccount may not be the same as the amount we withdraw from the Subaccount. You must repay the amount you received from the Subaccount, PLUS interest and any premium taxes paid on the partial withdrawal. Therefore, the amount you repay includes:

  .  the amount you receive from the Subaccount; PLUS

  . interest we assess on the amount withdrawn from the date of the partial withdrawal until the date of repayment; PLUS

  . the amount of any premium taxes assessed on amounts withdrawn from the Subaccount.

We allocate any repayment (after deducting for interest) to the Subaccount as of the date we receive it. When you repay the amount of each partial withdrawal from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge taken for the repaid amount. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the same Valuation Day your repayment of the partial withdrawal is received.

You should consult your tax adviser concerning repayments as we consider repayments after deducting interest charges to be new Purchase Payments for tax purposes (i.e., if the repayment is withdrawn again, that partial withdrawal will be taxed). In addition, taking a partial withdrawal may subject you to an ordinary income tax, AND a 10% IRS penalty tax if you are younger than age
59 1/2 at the time the partial withdrawal is taken. You may be subject to the income tax and penalty tax EVEN IF YOU REPAY ALL AMOUNTS OUTSTANDING. Consequently, it is very important that you consult your tax adviser prior to taking any partial withdrawals.

If you take multiple partial withdrawals, we will apply repayments to the most recent partial withdrawal first.

Partial withdrawals from the Guarantee Account and the Immediate Installment Account do not have to be repaid to maintain your right to Guaranteed Minimum Income Payments. Generally, taking partial withdrawals from the Guarantee Account or Immediate Installment Account will not affect your right to receive Guaranteed Minimum Income Payments. However taking partial withdrawals from the Guarantee Account or Immediate Installment Account may require you to make Scheduled Purchase Payments (or higher Scheduled Purchase Payments). If such Scheduled Purchase Payments are not made, you could lose your right to receive the Guaranteed Minimum Income Payments.

SURRENDER VALUE. The amount payable on surrender of the contract is the Surrender Value as of the date we receive your surrender request in a form acceptable to us. The Surrender Value equals the Contract Value on the Valuation Day we receive your request, less any applicable surrender charge, access charge, and any applicable premium tax charge. We will pay the Surrender Value in a lump sum, unless you elect one of the Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus. We may waive surrender charges and access charges upon surrender if you elect certain Optional Payment Plans. See the "Charges and Other Deductions" provision in this prospectus.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts, including the surrender charge and access charge, if applicable. See below and the "Sales of the Contract" provision in this prospectus.

We will deduct the charges described below to cover our costs and expenses, the services provided, and our risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  monthly billing and electronic fund transfer transactions;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;

  .  providing tax forms;

  .  providing contract confirmations and periodic statements;

  .  maintaining an internet service site; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the Guaranteed Minimum Income Payments will exceed the calculated variable Income Payments;

  .  the risk that the Death Benefit will be greater than the Surrender Value;

  . the risk that Annuitant(s) will live longer than we assumed in calculating the contract guarantees (these guarantees are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

SURRENDER CHARGES, ACCESS CHARGES, AND MARKET VALUE ADJUSTMENTS

We may assess a surrender charge (on payments allocated to the Subaccount and the Guarantee Account) or an access charge (on payments allocated to the Immediate Installment Account) on partial withdrawals of Contract Value or surrender of the Contract. We will also apply a Market Value Adjustment to determine the Immediate Installment Account Value available for partial withdrawal from the Immediate Installment Account or full surrender of the contract.

Unless we receive other instructions, we will first withdraw amounts from:

   (1) the Guarantee Account; then

   (2) from the Immediate Installment Account; and finally

   (3) from the Subaccount.

We will deduct any surrender charge and access charge from the amounts you withdraw.

SURRENDER CHARGE FROM ASSETS IN THE SUBACCOUNT AND THE GUARANTEE ACCOUNT. The surrender charge for amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account is a percentage of the lesser of:

   (1) Scheduled Installments made to date and not previously withdrawn (partial withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

   (2) the amount withdrawn.

The surrender charge percentage is as follows:

                       SURRENDER CHARGE
                     (AS A PERCENTAGE OF
                        THE LESSER OF
                    SCHEDULED INSTALLMENTS
  CONTRACT YEAR      MADE TO DATE AND NOT
IN WHICH SURRENDER   PREVIOUSLY WITHDRAWN
   OR PARTIAL           AND THE AMOUNT
WITHDRAWAL IS MADE        WITHDRAWN)
------------------------------------------
        1                     9%
        2                     8%
        3                     7%
        4                     6%
        5                     5%
        6                     4%
        7                     3%
        8                     2%
   9 and after                1%
------------------------------------------

Examples:

 Assuming:

  .  you have made Purchase Payments of $18,000;

  . your Contract Value is $20,000 ($17,000 in the Subaccount and $3,000 in the Guarantee Account), $15,000 of which is from Scheduled Installments;

  .  you have no value in the Immediate Installment Account;

  .  you request a partial withdrawal of $10,000 in Contract Year 5; and

  .  you are not eligible for reduced Guaranteed Minimum Income Payments.

 Your surrender charge will be $500 (the lesser of 5% of $10,000 and 5% of $15,000). We take the partial withdrawal from the Guarantee Account ($3,000) and from the Subaccount ($7,000). You will receive a net check of $9,500 assuming there are no premium taxes or income taxes withheld. To reinstate your Guaranteed Minimum Income Payment you must repay the $6,650 to the Subaccount within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $6,650 received) within 12 months of the partial withdrawal.

The following chart depicts the partial withdrawal.

                                               ACCOUNT
                                ------------------------------------
                                              GUARANTEE
                                 SUBACCOUNT    ACCOUNT      TOTAL
---------------------------------------------------------------------
Beginning Contract Value        $     17,000   $3,000   $     20,000
---------------------------------------------------------------------
Amount Withdrawn                $      7,000   $3,000   $     10,000
---------------------------------------------------------------------
Remaining Contract Value        $     10,000   $    0   $     10,000
---------------------------------------------------------------------
Surrender Charge                $       (350)  $ (150)  $       (500)
---------------------------------------------------------------------
Net Amount Paid to You          $      6,650   $2,850   $      9,500
---------------------------------------------------------------------
Amount to Reinstate Guaranteed
 Minimum Income Payment         $      6,650            $      6,650
 (+ Interest)                    (+ interest)  $    0    (+ interest)
---------------------------------------------------------------------
Amount We Add to the
 Subaccount                     $        350   $    0   $        350
---------------------------------------------------------------------
Account Value After Repayment*  $     17,000   $    0   $     17,000
---------------------------------------------------------------------

*Assuming no growth in the Subaccount.

 However, if you withdraw $17,000, your surrender charge will be $750 (5% of $15,000). The remaining value in the Guarantee Account is $0 and the remaining value in the Subaccount is $3,000. You will receive a net check of $16,250 assuming there are no premium taxes or income taxes withheld. To reinstate your right to Guaranteed Minimum Income Payments you must repay to the Subaccount $13,400 within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $13,400 received) within 12 months of the partial withdrawal.

 You will not be assessed a surrender charge on any amounts withdrawn greater than the amount of Scheduled Installments made.

Current market conditions may affect the impact of the surrender charges on your contract.

 Assuming the amount of Scheduled Installments made to date equals $10,000, your Contract Value equals $20,000, and you fully surrender your contract in the third Contract Year, we would assess a surrender charge of $700 (7% of $10,000) with a net check to you of $19,300 assuming there are no premium taxes or income taxes withheld. However, if there is a market decline so your Contract Value is $9,000, and you request a full surrender, we would assess a surrender charge of $630 (the lesser of 7% of $9,000 and 7% of $10,000) with a net check to you of $8,370 assuming there are no premium taxes or income taxes withheld.

WE APPLY A MARKET VALUE ADJUSTMENT TO ANY DEATH BENEFIT, SURRENDER, OR PARTIAL WITHDRAWAL PAID FROM THE IMMEDIATE

INSTALLMENT ACCOUNT. WE WILL ALSO DEDUCT AN ACCESS CHARGE FROM YOUR PARTIAL WITHDRAWAL OR SURRENDER, BUT NOT FROM ANY AMOUNT PAID AS A DEATH BENEFIT.

We treat a partial withdrawal or surrender of Contract Value from the Immediate Installment Account as a proportional withdrawal or surrender of each of the remaining future Immediate Installments. We also assess an access charge on amounts you surrender or partially withdraw from the Immediate Installment Account. This charge is a percentage of the Immediate Installment Account Value withdrawn.

The concept of calculating a Market Value Adjustment on the Immediate Installment Account is different from many other Market Value Adjustment calculations. Unlike traditional Market Value Adjustments where the present account value is known, here we know the future value of the Immediate Installments and we need to calculate the present value. Therefore, we must determine the present value before we can determine what you receive upon surrender or partial withdrawal.

First, we use the interest rate in effect when you made your Flexible Purchase Payment into the Immediate Installment Account to discount each future Immediate Installment back to its present book value. We then sum all of these present values to calculate the value, before the application of any Market Value Adjustment.

Next, we determine your Immediate Installment Account Value by applying the Market Value Adjustment. We calculate the Market Value Adjustment factor separately for each Immediate Installment. The Market Value Adjustment for each Immediate Installment is equal to the present book value of that installment times the Market Value Adjustment factor for that installment. The Market Value Adjustment factor is:

                          ((1 + i) / (1 + j))/n/ - 1

where:

n     =  the number of months until the Immediate
         Installment for a particular Flexible Purchase
         Payment will be transferred to the Subaccount
i     =  the original interest rate we used for the Immediate
         Installment when you made the Flexible Purchase
         Payment to the Immediate Installment Account
j     =  the current interest rate we use for a new Flexible
         Purchase Payment of (m/12) years that we currently
         make available for the Immediate Installment
         Account ((m/12) is rounded up to a whole number of
         years)
m     =  the number of months until the last Immediate
         Installment for that Flexible Purchase Payment will
         be transferred to the Subaccount

The total Market Value Adjustment for the contract is the sum of each Market Value Adjustment calculated for each Immediate Installment. The Immediate Installment Account Value is the sum of the present book value of each Immediate Installment PLUS the total Market Value Adjustment for the contract. Two examples of how the Market Value Adjustment would work follow.

Examples:

EXAMPLE 1


           EXAMPLE OF WITHDRAWAL FROM IMMEDIATE INSTALLMENT ACCOUNT

 Assuming:

  . At issue, you made a Flexible Purchase Payment with transfers of $645 for 264 months;

  . On the first contract anniversary, you made a Flexible Purchase Payment with transfers of $90 for 72 months;

  . Your value (before the application of any Market Value Adjustment) in the Immediate Installment Account at the end of the second Contract Year is $98,380. Of this amount, $93,400 is attributable to the initial Flexible Purchase Payment; the remaining $4,980 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  . Your Immediate Installment Account Value at the end of the second Contract Year is $100,000. Of this amount, $95,000 is attributable to the initial Flexible Purchase Payment; the remaining $5,000 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  .  You have no value in the Guarantee Account;

  . You have not previously withdrawn amounts from the Immediate Installment Account;

  .  You request a partial withdrawal of $2,000 at the end of year 2;

  . At the end of year 2, the access charge for transfers established for the initial Flexible Purchase Payment is 6%;

  . At the end of year 2, the access charge for transfers established for the second Flexible Purchase Payment is 5% (because there are 60 transfers remaining).

 The amount of withdrawal of value attributable to the initial Flexible Purchase Payment is $1,900 ($2,000 x $95,000/$100,000). The remaining $100 is withdrawn from the value attributable to the second Flexible Purchase Payment. Your access charge will be $119 (6% of $1,900 PLUS 5% of $100). You will receive a net check of $1,881 assuming there are no premium taxes or income taxes withheld.

 Transfers for the initial Flexible Purchase Payment will be reduced by $12.90 ($645 x $2,000/$100,000) so the amount of the transfer subsequent to the withdrawal will be $632.10. Transfers for the second Flexible Purchase Payment will be reduced by $1.80 ($90 x $2,000/$100,000) so the amount of its transfer subsequent to the withdrawal will be $88.20.

EXAMPLE 2

 The second example below shows the total impact of the Market Value Adjustments applicable to future Immediate Installments of $1,000 for 120 months under hypothetical future monthly interest rates.

 The example assumes a Flexible Purchase Payment of $90,524 (without the assessment of any premium tax) and that the level monthly interest rate determined at payment of the Flexible Purchase Payment is assumed to be 0.50%. As illustrated below, interest rates are assumed to be volatile during the 3 months following the Flexible Purchase Payment. In the first month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%. As a result of this drop, Immediate Installment Account value increases. In the second month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have increased to 0.5833%. As a result of this increase, Immediate Installment Account value decreases. In the third month following the Flexible Purchase Payment, interest rates for a similar Flexible Purchase Payment have decreased to 0.5%. As a result of this decrease, the current level monthly interest rate equals the level monthly interest rate at purchase and Immediate Installment Account value does not change because of the Market Value Adjustment.

                                  VALUATION DAY
                       -----------------------------------
                                1 MONTH  2 MONTHS 3 MONTHS
                       DATE OF   AFTER    AFTER    AFTER
                       PURCHASE PURCHASE PURCHASE PURCHASE
----------------------------------------------------------
Beginning of
Month Value
(before Market
Value Adjustment and
transfer)              $90,524  $89,971  $89,416  $88,858
----------------------------------------------------------
Immediate Installment
Transfer Amount        $ 1,000  $ 1,000  $ 1,000  $ 1,000
----------------------------------------------------------

                                   VALUATION DAY
                        ----------------------------------
                                 1 MONTH  2 MONTHS 3 MONTHS
                        DATE OF   AFTER    AFTER    AFTER
                        PURCHASE PURCHASE PURCHASE PURCHASE
-----------------------------------------------------------
Beginning of
Month Value
(before Market Value
Adjustment
and after transfer)     $89,524  $88,971  $88,416  $87,858
-----------------------------------------------------------
Level Monthly Interest
Rate at Purchase            0.5%     0.5%     0.5%     0.5%
-----------------------------------------------------------
Current Level Monthly
Interest Rate               0.5%  0.4167%  0.5833%     0.5%
-----------------------------------------------------------
Current Market Value
Adjustment Amount       $     0  $ 4,093  $(3,791) $     0
-----------------------------------------------------------
Immediate Installment
Account Value           $89,524  $93,064  $84,625  $87,858
-----------------------------------------------------------
Access Charge
Percentage                    6%       6%       6%       6%
-----------------------------------------------------------
Surrender Value         $84,153  $87,480  $79,547  $82,587
-----------------------------------------------------------

EXAMPLE 3

 The third example shows the actual calculation of the Market Value Adjustment for a representative number of Immediate Installments. The total Market Value Adjustment at any time will be the sum of the Market Value Adjustments for all remaining Immediate Installments. The example assumes a Flexible Purchase Payment of $90,525, Immediate Installments of $1,000 per month for 120 months and a level monthly interest rate of 5%. No premium taxes are assumed. The example shows that the present value of the Immediate Installment Account increases because the current Market Value Adjustment factor is less than the level monthly interest rate when the Flexible Purchase Payment was allocated to the Immediate Installment Account.

                                    LEVEL
               IMMEDIATE           MONTHLY   PRESENT
              INSTALLMENT  MONTHS  INTEREST  VALUE AT
                FUTURE     UNTIL   RATE AT   PURCHASE
                 VALUE    TRANSFER PURCHASE    RATE
------------------------------------------------------
               $  1,000     118      0.5%   $   557.92
------------------------------------------------------
               $  1,000     117      0.5%   $   560.71
------------------------------------------------------
               $  1,000     116      0.5%   $   563.51
------------------------------------------------------
                    ...     ...      0.5%          ...
------------------------------------------------------
                    ...     ...                    ...
------------------------------------------------------
                            ...                    ...
------------------------------------------------------
               $  1,000       2      0.5%   $   990.07
------------------------------------------------------
               $  1,000       1      0.5%   $   995.02
------------------------------------------------------
               $  1,000       0      0.5%   $ 1,000.00
------------------------------------------------------
TOTAL PRIOR
 TO TRANSFER   $119,000                     $89,971.44
------------------------------------------------------
TOTAL AFTER
 TRANSFER      $118,000                     $88,971.44
------------------------------------------------------

              CURRENT   CURRENT
               LEVEL     MARKET    CURRENT     PRESENT
              MONTHLY    VALUE      MARKET    VALUE OF
              INTEREST ADJUSTMENT   VALUE     IMMEDIATE
                RATE     FACTOR   ADJUSTMENT INSTALLMENT
--------------------------------------------------------
              0.4167%    .10284   $   56.86  $   614.78
--------------------------------------------------------
              0.4167%    .10192   $   56.64  $   617.34
--------------------------------------------------------
              0.4167%    .10101   $   56.40  $   619.92
--------------------------------------------------------
              0.4167%       ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
              0.4167%    .00166   $    1.64  $   991.71
--------------------------------------------------------
              0.4167%    .00083   $     .83  $   995.85
--------------------------------------------------------
              0.4167%         0   $       0  $ 1,000.00
--------------------------------------------------------
TOTAL PRIOR
 TO TRANSFER                      $4,093.06  $94,064.50
--------------------------------------------------------
TOTAL AFTER
 TRANSFER                         $4,093.06  $93,064.50
--------------------------------------------------------

  .The date of valuation and any Market Value Adjustment is one month after the Flexible Purchase Payment. In that first month, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%.

After we calculate the Market Value Adjustment, we determine the Surrender Value. To determine Surrender Value from the Immediate Installment Account, we subtract the appropriate access charge (determined separately for the Immediate Installments of each Flexible Purchase Payment) from the Immediate Installment Account Value.

We calculate the access charge as a percentage of the Immediate Installment Account Value withdrawn. The closer the surrender or partial withdrawal is to the date established for Immediate Installment transfers for that particular Flexible Purchase Payment to end, the lower the amount of the access charge will be. The amount of the access charge is as follows:

     NUMBER OF YEARS
    REMAINING ON EACH
    FLEXIBLE PURCHASE             ACCESS CHARGE
  PAYMENT UNTIL THE DATE       (AS A PERCENTAGE OF
ESTABLISHED FOR INSTALLMENT   IMMEDIATE INSTALLMENT
     TRANSFERS TO END        ACCOUNT VALUE WITHDRAWN)
-----------------------------------------------------
        6 or more                       6%
    5 but less than 6                   5%
    4 but less than 5                   4%
    3 but less than 4                   3%
    2 but less than 3                   2%
    1 but less than 2                   1%
    0 but less than 1                   1%
-----------------------------------------------------

The amount payable for a partial withdrawal or surrender from the Immediate Installment Account will be:

   (1) the amount of the partial withdrawal or surrender MINUS any access charge; MINUS

   (2) any applicable premium taxes.

Because we take the partial withdrawal proportionally from each future Immediate Installment, the access charge is a weighted average of the access charge for each such installment. This weighted average is:

   (1 MINUS the ratio of Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value)

The amount payable for a partial withdrawal is therefore the amount of the partial withdrawal multiplied by the ratio of the Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value.

WAIVER OF SURRENDER AND ACCESS CHARGES. We will waive all surrender charges and access charges if you surrender your contract and apply your Contract Value (PLUS or MINUS any applicable Market Value Adjustment) to one of the following Optional Payment Plans:

   (1) Optional Payment Plan 1 (Life Income with Period Certain);

   (2) Optional Payment Plan 2 (Income for a Fixed Period of 10 or more years);
       or

   (3) Optional Payment Plan 5 (Joint Life and Survivor Income).

If you elect one of the above Optional Payment Plans, then the amount applied to the plan will be your Contract Value, which includes any applicable Market Value Adjustment, MINUS any premium tax.

You may also select Optional Payment Plan 3 or Plan 4 upon surrender, although we will assess surrender charges and access charges (as well as any applicable Market Value Adjustment and any applicable premium tax) against your Contract Value. We will apply the Surrender Value to the selected plan. See the "Optional Payment Plans" provision in this prospectus.

Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you take a partial withdrawal or elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment. If you take a partial withdrawal, you may lose your rights to Guaranteed Minimum Income Payments under the contract. If you take a full surrender, you will lose all rights to Guaranteed Minimum Income Payments under the contract.

You may also surrender your contract on the Annuity Commencement Date (which must be at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to your Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

DEDUCTIONS FROM THE VARIABLE ACCOUNT

We deduct from the Subaccount in the Variable Account an amount, computed daily, equal to an effective annual rate of 1.50% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The asset charge reduces the value of Accumulation Units and Annuity Units. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.35%.

DEDUCTIONS FOR TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity either from Purchase Payments or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, Income Payments, and Death Benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. The amount of premium tax assessed depends upon the laws of the state in which you reside. The premium tax generally ranges from 0.0% to 3.5%.

PURCHASE PAYMENTS FOR THE OPTIONAL RIDERS

The cost of the optional riders varies based on the Annuitant's age, gender, and the amount and duration of the Scheduled Purchase Payments. Payments for all optional riders are due with each Scheduled Purchase Payment. See the "Fee Tables" for the maximum charge assessed for the optional riders.

OTHER CHARGES AND DEDUCTIONS

The Total Return Fund incurs certain fees and expenses. To pay for these charges, the Total Return Fund makes deductions from its assets. The deductions are described more fully in the prospectus for the Total Return Fund.

We assess interest charges at an effective annual rate of 6% on any missed Scheduled Installment. In addition, we also assess interest at an effective annual rate of 6% on any partial withdrawal taken from the Subaccount. This interest is assessed from the date of the partial withdrawal until the date of repayment. See "The Contract" and the "Surrenders and Partial Withdrawals" provisions in this prospectus.

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to broker-dealers for selling the contracts. You do not directly pay these commissions, we do. We intend to recover the commissions, marketing, administrative and other expenses and the cost of contract benefits through fees and charges imposed under the contract. See the "Sales of the Contract" provision in this prospectus.

THE DEATH BENEFIT

DEATH BENEFIT UPON DEATH OF AN OWNER BEFORE THE ANNUITY COMMENCEMENT DATE

If any Owner, other than a spousal Joint Owner (or Annuitant if the Owner is a non-natural person) dies before the Annuity Commencement Date, we will pay a Death Benefit to the Designated Beneficiary.

We calculate the Death Benefit as of the Valuation Day that we receive due proof of death and all required forms at our Home Office. Until we receive due proof of death and all required forms, Immediate Installments will continue to be transferred from the Immediate Installment Account, and Purchase Payments, if received, will continue to be applied to the Immediate Installment Account, Guarantee Account and/or the Subaccount, as appropriate. Further, until we receive complete written settlement instructions from the Designated Beneficiary, values adjusted for transfers will remain in the Variable Account, the Guarantee Account, and the Immediate Installment Account. The Death Benefit therefore will fluctuate with the performance of the Variable Account.

Upon receipt of due proof of death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to a finding of death) and all required forms, we will process the Death Benefit in accordance with your or your Designated Beneficiary's instructions, subject to distribution rules and termination of contract provision discussed in the contract and elsewhere in this prospectus.

Unless otherwise required to be distributed pursuant to the distribution rules stated below, we will pay Death Benefit proceeds in a lump sum unless you or your Designated Beneficiary elect one of our Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus.

DEATH BENEFIT AMOUNT

The Death Benefit equals the greater of:

  . the sum of Purchase Payments received (excluding payments made for any available optional riders) MINUS partial withdrawals as of the Valuation Day we receive due proof of death and all required forms at our Home Office; and

  . the Contract Value (including any Market Value Adjustment for any amounts withdrawn from the Immediate Installment Account) as of the Valuation Day we receive due proof of death and all required forms at our Home Office.

REQUIRED DISTRIBUTIONS

In certain circumstances, federal tax law requires that distributions be made under the contract upon the death of:

  .  an Owner or Joint Owner; or

  . the Annuitant or Joint Annuitant, if any Owner is a non-natural person (i.e., an entity, such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any Owner (or any Annuitant, if the Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated Beneficiary:

   (1) Owner or Joint Owner;

   (2) Primary Beneficiary;

   (3) Contingent Beneficiary; or

   (4) Owner's estate.

If there is more than one Designated Beneficiary, we will treat each one separately in applying the distribution rules prescribed by the tax laws as briefly described in the "Distribution Rules" provision below.

We should be notified immediately by telephone or in writing upon the death of an Owner or an Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional Purchase Payments will be accepted (unless the Designated Beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named Designated Beneficiary(ies) and any other information necessary to process applicable proceeds.

DISTRIBUTION RULES

The distributions required by federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the contract is owned by a non-natural entity). Upon receipt of due proof of death and all required forms, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed below.

  . SPOUSES -- If the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, except under certain types of Qualified Contracts, we will continue the contract in force with the surviving spouse as the new Owner and as the sole Annuitant. For contracts issued as IRAs (or custodial IRAs), if the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, then the surviving spouse (or the custodian for the benefit of the surviving spouse) may continue the contract. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply. If the Designated Beneficiary is the surviving spouse of the deceased person but not a Joint Annuitant, the rules for non-spouses will apply.

  . NON-SPOUSES -- If the Designated Beneficiary is not the surviving spouse of the deceased person, the contract cannot be continued in force indefinitely. Instead, upon the death of any Owner (or any Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:

      (1) receive the Death Benefit and any interest that has been earned in one lump sum payment upon receipt of due proof of death and all required forms;

      (2) receive the Death Benefit at any time during the five year period following the date of death. See the "Requesting Payments" provision in this prospectus;

      (3) apply the Death Benefit to provide an Income Payment under Optional Payment Plan 1 or Optional Payment Plan 2. The first Income Payment must be made no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy.

If the Designated Beneficiary makes no choice within 30 days following receipt of due proof of death and all required forms at our Home Office, we will pay the Death Benefit at any time during the five year period following the date of death (number (2) above). Due proof of death must be provided within 90 days of the date of death. If due proof of death is not provided within 90 days of the date of death, we will pay the Contract Value as of the Valuation Day of receipt of due proof of death. We will not accept any Purchase Payments after we receive due proof of the non-spouse's death. If the Designated Beneficiary dies before we distribute the entire Death Benefit, we will pay in a lump sum any value remaining to the person named by the Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary's estate.

Under numbers (1) and (2) above, the contract will terminate when we pay the Death Benefit. Under number (3) above, this contract will terminate when we apply the Death Benefit to provide Income Payments.

Within 30 days of the date of receipt of due proof of death and all required forms, a non-spousal Joint Annuitant that is also the surviving Owner may use the proceeds from number (1) above to purchase a contract with current terms and values substantially similar to this contract, as of the date of receipt of due proof of death and all required forms, including but not limited to the Guaranteed Minimum Income Payment, the value in each investment, Scheduled Installments, Scheduled Purchase Payments, surrender and access charges, and the Annuity Commencement Date. Any missed Scheduled Installments will still be due.

DEATH BENEFIT AFTER THE ANNUITY COMMENCEMENT DATE

If any Annuitant dies after the Annuity Commencement Date, monthly Income Payments will be made as stated in the section discussing monthly Income Payments. See the "Benefits at Annuity Commencement Date" provision in this prospectus.

BENEFITS AT ANNUITY COMMENCEMENT DATE

You must select an Annuity Commencement Date on your application. In order to receive Guaranteed Minimum Income Payments under this contract, all contract requirements must be met. The Annuity Commencement Date selected at the time of application must be at least 10 years from the date the contract is issued and may not be changed once the contract is issued. The Annuity Commencement Date cannot be any later than the contract anniversary following the Annuitant's 90th birthday (or younger Annuitant's 90th birthday in the case of Joint Annuitants). If your contract was purchased in conjunction with an Annuity Cross Funding Program, your Annuity Commencement Date for this contract and the Funding Annuity must be same. IF YOU CHANGE THE ANNUITY COMMENCEMENT DATE UNDER THE FUNDING ANNUITY CONTRACT, YOU WILL NO LONGER BE ELIGIBLE FOR GUARANTEED MINIMUM INCOME PAYMENTS.

If the sole or last surviving Annuitant is still living on the Annuity Commencement Date and you have met all contractual requirements, we will pay you or your designated payee the monthly Income Payments that are guaranteed not to go below the minimum amount as stated on your contract's Data Pages and as described below beginning on that date unless you elected to receive payment in a lump sum. As provided in your contract, we may adjust the Annuitant(s)' age(s) used to determine the first Annual Variable Annuity Benefit, and we may deduct premium taxes from your payments.

Monthly Income Payments are made under a life Income Payment plan with a period certain of 10, 15, 20, 25, 30, 35, 40, 45, or 50 years. If you do not select a period certain we will use a life Income Payment plan with a 10 year period certain. If the Annuitant dies after the Annuity Commencement Date, AND monthly Income Payments were being made under a life Income Payment plan with a period certain, payments will continue to be made to the named Beneficiary(ies) until the end of the period certain. For instance, if monthly Income Payments are being paid under a life Income Payment plan with a period certain of 20 years and the Annuitant dies in the 10th year of monthly Income Payments, payments will continue to be made to the Annuitant's named Beneficiary(ies) for a period of 10 more years.

We determine your monthly Income Payments when the guarantee is in effect based on the Calculated Level Monthly Benefit. The Calculated Level Monthly Benefit is derived from the Annual Variable Annuity Benefit. The Calculated Level Monthly Benefit is one-twelfth of the Annual Variable Annuity Benefit PLUS level interest over a twelve-month period. The interest rate for each Annuity Year is the rate we declare for a twelve-month certain single purchase payment immediate fixed annuity, as of the Annuity Commencement Date or applicable Annuity Commencement Date Anniversary, for this contract.

The dollar amount of the first Annual Variable Annuity Benefit is a function of:

  .  the amount of your Contract Value on the Annuity Commencement Date; and

  .  the annuity purchase rates shown in your contract.

The annuity purchase rates vary based on the age (and, for certain contracts, gender) of the Annuitant(s) as well as the certain period that was selected. Generally, the longer the life expectancy of the Annuitant(s) or the longer the certain period selected, the smaller the first Annual Variable Annuity Benefit will be. The benefit is calculated by:

   (1) dividing the Contract Value on the Annuity Commencement Date (less any applicable premium tax) by $1,000; and

   (2) multiplying the result by the applicable annuity purchase rate.

This amount is then "applied" to "acquire" Annuity Units. We determine the number of Annuity Units credited to a contract by dividing the dollar amount of the first Annual Variable Annuity Benefit by the Annuity Unit value for the Valuation Period ending on the Annuity Commencement Date or the first Valuation Period ending after the Annuity Commencement Date if the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or the Total Return Fund does not value its shares. The value of your Annuity Units changes daily as a result of the investment performance of the Subaccount.

We determine the dollar amount of each subsequent Annual Variable Annuity Benefit on each anniversary of the Annuity Commencement Date by multiplying the Annuity Unit value for the Valuation Period, or the first Valuation Period ending after the Annuity Commencement Date if the anniversary of the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or on a date when the Total Return Fund does not value its shares by the number of Annuity Units credited to the contract.

The Annuity Unit value equals (a) x (b) where:

   (a) equals the Annuity Unit value for the preceding Valuation Period; and

   (b) equals (i) x (ii) where:

      (i) is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

     (ii) is an assumed discount rate equal to .99990575 raised to a power equal to the number of days in the Valuation Period.

If the Guaranteed Minimum Income Payment does not apply and the net investment return for the Subaccount over an Annuity Year is equal to 3.5% (the interest rate we use in calculating the amount of the Annual Variable Annuity Benefit), the Annual Variable Annuity Benefit for that Annuity Year will equal the benefit for the prior year. To the extent that such net investment return exceeds 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be greater than the benefit for the prior year. To the extent that such net investment return falls short of 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be less than the benefit for the prior year.

GUARANTEED MINIMUM INCOME PAYMENTS

If the Guaranteed Minimum Income Payment is in Effect

If you meet the conditions required under the contract for receipt of Guaranteed Minimum Income Payments (that is, within the time allowed, you paid all your Scheduled Installments and repaid the amount of any withdrawal received from the Subaccount PLUS interest and your Annuity Commencement Date was at least 10 years from the date the contract was issued), your monthly Income Payments after the Annuity Commencement Date will be at least equal to the Guaranteed Minimum Income Payments.

We will calculate your initial Calculated Level Monthly Benefit as discussed above under the "Benefits at Annuity Commencement Date" provision in this prospectus. If the initial monthly Income Payment is less than the Guaranteed Minimum Income Payment, your initial monthly Income Payment will equal the Guaranteed Minimum Income Payment. If this occurs, we will track the difference in the Adjustment Account that we establish on the Annuity Commencement Date. The value of the Adjustment Account will equal the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is 12 times the Guaranteed Minimum Income Payment MINUS 12 times the initial Calculated Level Monthly Benefit.

Monthly Income Payments will remain constant for an Annuity Year. At the beginning of each subsequent Annuity Year, we will determine the amount of the monthly Income Payments for that Annuity Year.

For monthly Income Payments after the first Annuity Year, the actual payment is the greater of (a) and (b), where:

   (a) is the subsequent Calculated Level Monthly Income Benefit MINUS 1/12 of any value in the Adjustment Account as of the date of the last monthly Income Payment; and

   (b) is the Guaranteed Minimum Income Payment.

For subsequent monthly Income Payments after the first Annuity Year, the value of the Adjustment Account will be the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is the value of the Adjustment Account as of the date that we determined the last monthly Income Payment, PLUS 12 times the actual subsequent monthly Income Payment, MINUS 12 times the subsequent Calculated Level Monthly Benefit.

In other words, you will not receive any of the Subaccount's gain until the Adjustment Account has been repaid from any future performance of the Subaccount.

The Guaranteed Minimum Income Payment is determined at contract issue and is based on many factors. Individuals with the same factors will receive the same Guaranteed Minimum Income Payment. The factors include ages(s), gender(s), purchase date, Annuity Commencement Date chosen, Scheduled Installments, period certain, mortality, assumed interest rate, state in which the contract is issued, state premium tax (if any), and whether the contract is qualified or non-qualified.

On the Annuity Commencement Date, if any monthly Income Payment would be $100 or less, we reserve the right to reduce the frequency of Income Payments to an interval that would result in each amount being at least $100.

Reduced Guaranteed Minimum Income Payments

For contracts issued as Non-Qualified Contracts participating in the Annuity Cross Funding Program, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided the contract is still in effect as of the Default Date (described below) and you have made all Scheduled Installments for a period of at least 60 months. For Qualified Contracts, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided your contract is still in effect as of the Default Date. The Annuity Cross Funding Program is not available for contracts issued on or after August 17, 2004.

The Valuation Day you lose your right to full Guaranteed Minimum Income Payments under the contract is considered the "Default Date." You will lose your right to full Guaranteed Minimum Income Payments under the contract when you:

  . Miss a Scheduled Installment and do not pay that Scheduled Installment within 12 months of the date it was due, PLUS interest at an effective annual rate of 6% and any applicable monthly billing fees. You may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. See the "Reinstatement" provision in this prospectus; and/or

  . Take any withdrawals from the Subaccount and do not repay the amount withdrawn from the Subaccount within 12 months from the date of the withdrawal, PLUS interest at an effective annual rate of 6%.

If the due date of any missed payment falls on any date on which the New York Stock Exchange is not open for regular trading or on a date on which the Total Return Fund does not value its shares, the due date will occur on the next Valuation Day.

We will calculate the reduced Guaranteed Minimum Income Payment by taking (a) divided by (b) multiplied by (c), where:

   (a) is the total of Scheduled Installments paid to the Subaccount and not previously withdrawn prior to the Default Date;

   (b) is the total Scheduled Installments that are required to be paid into the Subaccount prior to the Annuity Commencement Date as shown on your contract's Data Pages (this date must be a date at least 10 years from the date the contract is issued); and

   (c) is the Guaranteed Minimum Income Payment (as shown on your contract's Data Pages).

Once the reduced Guaranteed Minimum Income Payment amount has been determined, we will not recalculate it again, even if subsequent Purchase Payments are made. In addition,

  . if partial withdrawals are taken from the Subaccount once the reduced Guaranteed Minimum Income

     Payment has been determined and you do not repay the partial withdrawals with interest, you will lose your right to Guaranteed Minimum Income Payments;

  . we will not further reduce your Guaranteed Minimum Income Payments as described above;

  . you may not begin Income Payments prior to the Annuity Commencement Date and still receive reduced Guaranteed Minimum Income Payments.

On the Annuity Commencement Date, if any monthly Income Payment would be $100 or less, we reserve the right to reduce the frequency of Income Payments to an interval that would result in each amount being at least $100.

If the Guaranteed Minimum Income Payment is not in Effect

If the Guaranteed Minimum Income Payment is not in effect, you may still receive Income Payments or elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you elect to receive Income Payments, your actual Income Payments will be in the form of an annual variable Income Payment similar to a variable Income Payment described above under the "Benefits at Annuity Commencement Date" provision. There will be no Adjustment Account established.

OPTIONAL PAYMENT PLANS

You may apply your Death Benefit proceeds or your Surrender Value to an Optional Payment Plan. You will lose any Guaranteed Minimum Income Payments if you elect to apply your Surrender Value or Death Proceeds to an Optional Payment Plan. The terms of the Optional Payment Plan elected will then become applicable. If you surrender the contract and select Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years), or Optional Payment Plan 5, the amount applied to the Optional Payment Plan is the Contract Value, which includes any applicable Market Value Adjustment, MINUS any applicable premium tax. The amount we apply to calculate Income Payments is net of any applicable premium tax.

During the Annuitant's life, and before Income Payments begin, you (or the Designated Beneficiary at your death) can choose an Optional Payment Plan. If you change a Designated Beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the Annuitant or Owner, your Designated Beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision in this prospectus.

We will make Income Payments under one of the Optional Payment Plans annually. The amount of each payment under an Optional Payment Plan must be at least $100. Payments made under an Optional Payment Plan at the death of any Owner (or the Annuitant if the Owner is a non-natural person), must conform to the rules outlined in the "Death Benefit" provision.

We may make an age adjustment to determine the amount of the Income Payments. We will adjust the age according to the age adjustment table shown in your contract.

The Optional Payment Plans listed below are available with fixed or variable payments. You must select one or the other; a combination is not permitted.

FIXED INCOME PAYMENTS. We will transfer proceeds applied to a fixed income option to our General Account. Payments made will equal or exceed those required by the state where we deliver the contract. We determine fixed Income Payments on the date we receive due proof of the Owner's death or on surrender. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

VARIABLE INCOME PAYMENTS. We will transfer proceeds applied to a variable income option to the Subaccount. Your Income Payments, after the first payment, will reflect the investment experience of the Subaccount. NO MINIMUM AMOUNT IS GUARANTEED. Income Payments begin after the date we receive due proof of any Owner's death or a surrender. We will calculate your variable Income Payments in the manner described above under the "Benefits at Annuity Commencement Date" provision of this prospectus.

The following Optional Payment Plans are available under the contract:

OPTIONAL PAYMENT PLANS. The contract provides five Optional Payment Plans; all are available on a fixed basis. Optional Payment Plans 1 and 5 are available on a variable basis. If any payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Guaranteed amounts payable are determined assuming an interest rate of 3.5% compounded yearly. We may increase this rate and the amount of any payment. Following are explanations of the Optional Payment Plans available.

   OPTIONAL PAYMENT PLAN 1 -- LIFE INCOME WITH PERIOD CERTAIN. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. Payments are determined according to the table in the Monthly Income Benefit section of your contract. We determine the guaranteed amounts payable under the plan. The payee selects the designated period. If the payee dies during the minimum period, we may offer to pay the discounted sum of the remaining guaranteed payments in one payment.

   OPTIONAL PAYMENT PLAN 2 -- INCOME FOR A FIXED PERIOD. This option guarantees periodic payments for a fixed period not longer than 30 years. Payments will be made in accordance with the table in your contract. If the payee dies, we may offer to pay the discounted amount of the remaining guaranteed payments in one payment.

   OPTIONAL PAYMENT PLAN 3 -- INCOME OF A DEFINITE AMOUNT. This option provides for periodic payments of a definite amount to be paid. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If we increase the interest rate on amounts payable above the guaranteed rate, we will extend the payment period. If the payee dies, we may offer to pay the amount of the remaining proceeds with earned interest in one payment.

   OPTIONAL PAYMENT PLAN 4 -- INTEREST INCOME. This option provides for periodic payments of interest earned from the proceeds left with us. Payments will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one payment.

   OPTIONAL PAYMENT PLAN 5 -- JOINT LIFE AND SURVIVOR INCOME. This option provides for us to make periodic payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we may offer to pay the discounted amount of the remaining payments for the 10-year period in one payment to the survivor's estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the contract's Annuity Commencement Date. Variable income payments will begin within 7 days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within 7 days in accordance with the "Surrenders and Partial Withdrawals" provision. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within 7 days, however, some states require us to reserve the right to defer payments from the General Account for up to six months from the date we receive the request for payment.

FEDERAL INCOME TAX MATTERS

INTRODUCTION

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED CONTRACTS

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

TAX DEFERRAL ON EARNINGS. The federal income tax law does not tax any increase in an Owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Variable Account must be "adequately diversified" in accordance with regulations of the Internal Revenue Service ("IRS"); and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

CONTRACTS NOT OWNED BY AN INDIVIDUAL -- NO TAX DEFERRAL AND LOSS OF INTEREST DEDUCTION. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value over the annual Purchase Payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the Owner is currently taxed on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural Owner (entity) is taxable on the annual increase in the Contract Value in excess of the Purchase Payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

INVESTMENTS IN THE VARIABLE ACCOUNT MUST BE DIVERSIFIED. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of a separate account such as the Variable Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Variable Account are adequately diversified. If the Variable Account fails to comply with these diversification standards, the Owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated under the contract.

Although we do not control the investments of the Total Return Fund, we expect that the Total Return Fund will comply with IRS regulations so that the Variable Account will be considered "adequately diversified."

AGE AT WHICH INCOME PAYMENTS MUST BEGIN. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments, of the contract's Purchase Payments paid and earnings. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

PARTIAL WITHDRAWALS AND FULL SURRENDER. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a full surrender, you will generally pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your Purchase Payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Minimum Income Payment feature of the contract, amounts attributable to the Market Value Adjustment feature, or to benefits under the Disability Benefit Rider Option.

ASSIGNMENTS AND PLEDGES. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

GIFTING A CONTRACT. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

TAXATION OF INCOME PAYMENTS. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.

Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

If Optional Payment Plan 4 is selected, you will be taxed in the same manner as a full surrender of the contract. Interest credited under Optional Payment Plan 4, whether or not paid, will be included in the current income of the Owner of the contract. This treatment could also apply to Plan 3 depending on the relationship of the amount of the periodic payments to the period over which they are paid.

TAXATION OF DEATH BENEFITS. We may distribute amounts from your contract because of the death of an Owner, a Joint Owner, or if an Owner is a non-natural person, an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the contract's Annuity Commencement Date.

Before the contract's Annuity Commencement Date.

  . The Death Benefit is taxed in the same manner as Income Payments, if received under an Optional Payment Plan.

  . If not received under an Optional Payment Plan, the Death Benefit is taxed in the same manner as a surrender or a partial withdrawal depending on the manner in which the Death Benefit is paid.

After the contract's Annuity Commencement Date.

  . The Death Benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the Death Benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.

The tax law imposes tax on a Death Benefit received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.

PENALTY TAXES PAYABLE ON PARTIAL WITHDRAWALS, SURRENDER, OR INCOME
PAYMENTS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  . you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

MEDICARE TAX. Beginning in 2013, distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions
(e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

SPECIAL RULES IF YOU OWN MORE THAN ONE CONTRACT. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or partial withdrawal that you must include in income. For example:

  . if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or one of its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these special rules are not clear. However, these rules could affect:

  . the amount of a surrender, partial withdrawal or Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.

TAX TREATMENT OF BENEFITS PROVIDED BY RIDER OPTION. So long as you participate in the Annuity Cross Funding Program, the contract may be issued with certain riders, that provide benefits upon unemployment, disability, or death. These benefits include the waiver of Scheduled Installments relating to entitlement to Guaranteed Minimum Income Payments, and also certain increases in Income Payments that are calculated on the Annuity Commencement Date.

The tax treatment of these benefits is not clear in all instances. For example, while benefits attributable to the Unemployment Benefit Rider Option will be taxable, there is uncertainty regarding the amount and timing of the taxation of benefits under this rider. Benefits from this rider may be treated as taxable at the time Income Payments are received, or they may be treated as taxable upon the Annuity Commencement Date. Any amount treated as taxable upon the Annuity Commencement Date would increase the investment in the contract.

With respect to the Disability Benefit Rider Option and Joint Annuitant Life Benefit Rider Option, a portion of benefits may be excludable from income. There is uncertainty, however, regarding the scope of any available exclusion, as well as the time when any non-excludable benefits would be subject to tax.

We will report to you and to the IRS on Form 1099 that portion of any rider benefits which we believe is subject to tax.

SECTION 1035 EXCHANGES. Under section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.

If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within 180 days of a partial Section 1035 exchange are strongly advised to consult a tax adviser.

Upon death of a non-spousal Joint Owner, the contract provides the surviving Joint Owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under section 1035.

Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. The IRS has issued limited guidance on such transactions, including on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and under certain circumstances treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. Currently, we do not permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. If all or a portion of the contract is used to purchase long-term care insurance in a Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn of the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified plan should obtain advice from a tax adviser.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a

Qualified Contract, you should consider purchasing this contract for its Death Benefit, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

TYPES OF QUALIFIED CONTRACTS. At present, the contract may be used in conjunction with qualified corporate employee pension and profit-sharing plans ("401(a) plans"), including "401(k) plans," and qualified annuity plans ("403(a) plans"). The contract may also be used as or in conjunction with IRAs and Roth IRAs.

  . Traditional Individual Retirement Annuities (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

  . Roth IRAs permit certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  . Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

  . 403(b) Plans allow employees of certain tax-exempt organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to a 10% IRS penalty tax. Under recent IRS regulations we are obligated to share information concerning certain contract transactions with the employer sponsoring the 403(b) plan in which the owner is participating and possibly other product providers. We are generally are required to confirm, with your 403(b) plan sponsor or otherwise, that these transactions comply with applicable tax requirements and to decline requests that are not in compliance.

TERMS OF QUALIFIED RETIREMENT PLANS AND QUALIFIED CONTRACTS. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified plan, we will amend a contract as generally necessary to conform to the requirements of that type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

EMPLOYER QUALIFIED PLANS. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting; funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals and repayments of partial withdrawals permitted under this contract may not qualify as a qualified plan loan.

If this contract is purchased as an investment of a qualified retirement plan, the Owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the Owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or other plan fiduciaries to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

IRAS AND ROTH IRAS. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The Code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

THE INTERNAL REVENUE SERVICE HAS NOT REVIEWED THE CONTRACT FOR QUALIFICATION AS AN IRA, AND HAS NOT ADDRESSED IN A RULING OF GENERAL APPLICABILITY WHETHER A DEATH BENEFIT PROVISION SUCH AS THE PROVISION IN THIS CONTRACT COMPORTS WITH IRA QUALIFICATION REQUIREMENTS. WE MAY, HOWEVER, ENDORSE THE CONTRACT TO SATISFY THE IRA OR ROTH IRA QUALIFICATION RULES AND SUBMIT THE ENDORSED CONTRACT TO THE IRS FOR APPROVAL AS TO FORM. IF YOU PURCHASED THE CONTRACT WITH SUCH AN ENDORSEMENT, THE ACCOMPANYING DISCLOSURE STATEMENT WILL INDICATE THE STATUS OF THE ENDORSEMENT'S APPROVAL UNDER THE IRS IRA PROTOTYPE PROGRAM.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions.

The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

THE DEATH BENEFIT AND QUALIFIED CONTRACTS. Pursuant to IRS regulations, IRAs and 403(b) plans may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs, SEPs or 403(b) plans. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA, SEP or 403(b) plan could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

GUARANTEED MINIMUM INCOME PAYMENTS. Distributions from Qualified Contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the contract's Guaranteed

Minimum Income Payments feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the Owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Minimum Income Payments feature, as well as the optional riders, could increase the amount of the minimum required distribution that must be taken from your contract.

TREATMENT OF QUALIFIED CONTRACTS COMPARED WITH NON-QUALIFIED
CONTRACTS. Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of Purchase Payments and the time at which Purchase Payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of Purchase Payments made to Qualified Contracts;

  . the Code does not allow a deduction for Purchase Payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for Purchase Payments made to a Qualified Contract.

The federal income tax rules applicable to qualified plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant's compensation.

Under most qualified retirement plans, the participant must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 for Traditional IRAs and SEPs and for other Qualified Contracts, April 1 of the calendar year following the later of the calendar year in which the Owner attains age 70 1/2 or the calendar year in which the employee (except for a 5 percent owner) retires. Roth IRAs do not require any distributions during the Owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

When distributions are to be made for married participants under certain Qualified Contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.

AMOUNTS RECEIVED UNDER QUALIFIED CONTRACTS. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase Payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you must include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as an employer-sponsored retirement plan, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the Owner reaches age 59 1/2;

  . received on or after the Owner's death or because of the Owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

MOVING MONEY FROM ONE QUALIFIED CONTRACT OR QUALIFIED PLAN TO
ANOTHER. ROLLOVERS AND TRANSFERS: In many circumstances you may move money between Qualified Contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers.


The IRS has re-examined a longstanding interpretation of the IRA rollover rules. Beginning in 2015, an IRA owner may make only one rollover in a 12 month period to avoid being taxed on distributions received during that period from all of his or her IRAs (including Roth IRAs). The rule does not apply to direct transfers between IRA issuers or custodians. If you have received an IRA distribution and are contemplating making a rollover contribution, you should consult a tax adviser.


If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Contract or plan and another Qualified Contract or plan. If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

DIRECT ROLLOVERS. The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

IRA CONVERSIONS:   If this contract is issued as an IRA, you may convert the
contract to a Roth IRA. If you do so, the fair market value of your contract will be treated as a distribution from your IRA. This fair market value will include the contracts cash value together with the actuarial value of certain benefit guarantees, such as certain death benefits. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations. The methodology followed is similar to that used to determine the actuarial value of such benefit guarantees for required minimum distribution purposes, as described above in the "Treatment of Qualified Contracts compared with Non-Qualified Contracts" section. We will determine and report the fair market value of your contract to you and the Internal Revenue Service to satisfy our reporting obligations using assumptions and calculation methodologies based on our interpretation of the Code. It is possible that, using different assumptions or methodologies, your actual tax liability would be more or less than the income reported by us. You should always consult a tax adviser before you convert an IRA to a Roth IRA.

DISCLOSURE PURSUANT TO CODE AND ERISA REQUIREMENTS. The ongoing fees and expenses of the contract and the charges you may pay when you surrender or take withdrawals from your contract, as well as the range of fees and expenses of the Total Return Fund that you will pay indirectly when your assets are allocated to the Total Return Fund, are discussed in the "Fee Tables" provision of the prospectus. More detail concerning the Total Return Fund's fees and expenses is included in its prospectus.

The Company may receive fees from the investment adviser or distributor of the Total Return Fund for certain administrative and other services we provide to you or to the Total Return Fund relating to the allocation of your assets to the Total Return Fund. Furthermore, the Company or our affiliate Capital Brokerage Corporation may receive Rule 12b-1 fees from the Total Return Fund or its distributor for distribution and related services. Additional information on the fees payable to the Company and Capital Brokerage Corporation by the Total Return Fund and its adviser and distributor is included in "The Subaccount and the Total Return Fund" provision of the prospectus.

When you purchase a contract through a broker-dealer, the broker-dealer is paid a commission and may be paid a separate marketing allowance. The maximum aggregate amount of such compensation is 10.6% of a contract owner's aggregate purchase payments. The broker-dealer firm generally pays a portion of such commission to its representative who assisted you with the purchase, and that amount will vary depending on the broker-dealer and the individual representative. The Company has no agreement with any broker-dealer or any representative of a broker-dealer that limits the insurance and investment products or other securities they offer to those issued by the Company.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal, surrender, or Income Payment, we will send you forms that explain the withholding requirements.

See the "Annuity Purchases by Nonresident Aliens and Foreign Corporations" section below for special withholding rules applicable to payees other than U.S. citizens or residents and to payments made overseas.

STATE INCOME TAX WITHHOLDING

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF THE COMPANY

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Variable Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Variable Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Variable Account, we may impose a charge against the Variable Account to pay the taxes.

FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss in detail the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.


The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

FEDERAL DEFENSE OF MARRIAGE ACT

The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract's death benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax adviser for more information on this subject.

ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers (and beneficiaries) that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Special withholding rules apply to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. We reserve the right to make all payments due to owners or beneficiaries directly to such persons and shall not be obligated to pay any foreign financial institution on behalf of any individual. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Subaccount within 7 days after receipt at our Home Office of a request in good order for a partial withdrawal or surrender. We also will ordinarily make payment of lump sum Death Benefit proceeds from the Subaccount within 7 days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Day during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds to your designated beneficiary directly in the form of a check. We may also provide your designated beneficiary the option to establish an interest bearing draft account, called the "Secure Access Account," in the amount of the death benefit.

When establishing the Secure Access Account we will send the beneficiary a draft account book within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the Death Benefit payable. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.

The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

We require a positive election from the designated beneficiary to establish the Secure Access Account for the designated beneficiary. The Secure Access Account is not available in all states. We may discontinue offering the Secure Access Account at any time, for any reason and without notice.

We will delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

      . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Variable Account's assets is not reasonably practicable);

      . the New York Stock Exchange is closed for other than a regular holiday or weekend;

      .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our Owners.

We reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for a partial withdrawal or surrender for up to 6 months from the date we receive your payment request. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block an Owner's account and thereby refuse any transfers into the Total Return Fund, request for surrenders, partial withdrawals, or death benefits, until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACTS

We have entered into an underwriting agreement with Capital Brokerage Corporation for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230. Capital Brokerage Corporation is not required to sell any specific number or dollar amount of contracts, but will use its best efforts to sell the contracts.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"), (formerly, the NASD, Inc.)

Capital Brokerage Corporation offers the contracts through registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
800.289.9999. You can also obtain an investor brochure from

FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We pay compensation to Capital Brokerage Corporation for promotion and sales of the contracts by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. The maximum commission we may pay is 12% of Purchase Payments received.

The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your contract is employed ("selling firms") and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the contract. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 1.4% of Purchase Payments.

After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 9.6% of Purchase Payments. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm for whom the representative is employed.

All selling firms receive commissions as described above based on the sale and receipt of Purchase Payments in the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a contract is 1.0% of Purchase Payments received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, as well as receive payments from selling firms, for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the contract. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

The commissions listed above are maximum commissions paid, and reflect situations where we pay a higher commission for a short period of time for a special promotion.

Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value, but indirectly through fees and charges imposed under the contracts.

All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract does not vary because of such payments to or from such selling firms. Some contracts, such as this contract, have rider options that have charges that vary based on certain underwriting criteria. Such factors include, but are not limited to: age, gender, and the coverage requested.

Even though your contract costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional cash or non-cash compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus a product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements, which may be referred to as "revenue sharing arrangements," into account when considering and evaluating any recommendation relating to the contracts.


During 2014, 2013 and 2012, $52.9 million, $53.8 million and $51.2 million, respectively, was paid to Capital Brokerage Corporation for the sales of contracts in the Variable Account and any new purchase payments received. In 2014, 2013 and 2012, no underwriting commissions were paid to Capital Brokerage Corporation. We discontinued offering the contracts for new sales effective December 31, 2008.

LEGAL PROCEEDINGS

We face the significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, increases to in-force long-term care insurance premiums, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.


In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, a previously commenced and stayed adversary proceeding in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from the Company, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that we and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. In the second half of 2014, the U.S. Bankruptcy Court modified its stay and permitted the matter to proceed in phases. LBSF filed its motion to certify a defendant class and the Defendant Group filed its opposition. Separately, on December 17, 2014, the Defendant Group filed a Motion to Withdraw the Reference in U.S. District Court, Southern District of New York. LBSF filed its brief in opposition to the Motion to Withdraw the Reference on February 3, 2015 and the Defendant Group filed its reply on February 20, 2015. We intend to vigorously defend the action.

In June 2013, we reached a settlement agreement with 39 state comptroller's or treasurer's offices and the third-party auditor, Verus Financial, LLC, whom they had retained to examine our unclaimed property and escheatment practices. The National Association of Insurance Commissioners also established a multi-state task force conducting market conduct exams on behalf of state insurance departments. A number of our life insurance companies are subject to this exam, which is ongoing. On December 11, 2013, we agreed to a resolution of the multi-state exam and agreed to pay the departments $1.9 million payment for their examination, compliance and monitoring costs. The West Virginia treasurer's office had initiated a lawsuit with respect to unclaimed property relating to West Virginia policies, in which we are a defendant. The defendants in that case made a motion to dismiss the complaint in its entirety, which was granted in December 2013. The West Virginia Treasurer's office is appealing that decision. There have been other inquiries on this topic from state regulators. In particular, we are currently being examined by Delaware's Department of Finance, which has retained a third-party audit firm, Kelmar Associates, LLC, to examine us. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.

At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.


The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Variable Account.

Although it is not anticipated that these developments will have an adverse impact on us, the Variable Account, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

ADDITIONAL INFORMATION

OWNER QUESTIONS

The obligations to Owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

RETURN PRIVILEGE

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires that we return your Purchase Payments, the amount of the refund you receive will equal your Contract Value and any rider Purchase Payments received PLUS any adjustments required by applicable law or regulation on the date we receive the contract PLUS or MINUS any applicable Market Value Adjustment, but without reduction for any surrender charge or access charge. If state law requires that we return your Purchase Payments, the amount of the refund will equal the Purchase Payments made less any partial withdrawals you previously made. In certain states, you may have more than 10 days to return the contract for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF DEATH, AGE, GENDER OR SURVIVAL

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Variable Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value, including your value in the Subaccount, the Immediate Installment Account and the Guarantee Account. The report also will show Purchase Payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make Purchase Payments, transfers from either the Immediate Installment Account or Guarantee Account to the Subaccount, or take partial withdrawals.

LEGAL MATTERS

Certain matters regarding the offering of the securities herein will be passed upon by Michael D. Pappas, internal counsel for the Company (as to Virginia law and United States federal securities law matters).

Opinions may be issued in the future by counsel other than those listed above. The name of such counsel, other than those listed above will be included in a prospectus supplement.

EXEMPTION TO FILE PERIODIC REPORTS

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.

UNCLAIMED PROPERTY

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus, which constitutes part of the registration statement, does not contain all the information set forth in the registration statement. Parts of the registration statement are omitted from this prospectus in accordance with the rules and regulations of the SEC.

The registration statement, including exhibits, contains additional relevant information about us. You can read and copy information we file at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of our documents upon payment of a duplicating fee, by writing the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Our filings are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this prospectus.)

APPENDIX

ANNUITY CROSS FUNDING PROGRAM

THE ANNUITY CROSS FUNDING PROGRAM IS NOT AVAILABLE FOR CONTRACTS ISSUED ON OR AFTER AUGUST 17, 2004.

WHAT IS THE ANNUITY CROSS FUNDING PROGRAM? This section of the prospectus describes the Annuity Cross Funding Program; a program which allowed the purchase of a flexible purchase payment variable deferred annuity contract issued by the Company and use it to make payments to this annuity contract. We refer to the program as the "Annuity Cross Funding Program" because you take Systematic Withdrawals from the flexible purchase payment variable deferred annuity (referred to as the "Funding Annuity") to make payments to this contract.

Under the contract offered by this prospectus, the maximum amount that can be allocated to the Subaccount is the Scheduled Installment due on each Monthly Due Date. The Annuity Cross Funding Program is designed to provide you with additional variable investment options in which to allocate assets.

HOW DOES THE ANNUITY CROSS FUNDING PROGRAM WORK? The Funding Annuity used in the Annuity Cross Funding Program must be issued on the same date this contract is issued. In addition, the Annuity Commencement Date for the Funding Annuity and the Annuity Commencement Date for this contract must be the same date and not later than the date shown on the contract data page when the contract is issued. You may not change the Annuity Commencement Date on this contract once the contract is issued. However, the terms of the Funding Annuity may allow you to change the Annuity Commencement Date, but, if you change the Annuity Commencement Date on the Funding Annuity after the date the contract is issued, you will lose your right to Guaranteed Minimum Income Payments on this contract because the Annuity Commencement Dates are no longer the same.

Currently the Annuity Cross Funding Program permits you to allocate contract value you have in the Funding Annuity to this contract as follows:

  . to the Subaccount in an amount not more than the Scheduled Installment amount; (you may request that monthly Scheduled Installments be made by a series of automatic monthly transfers); or

  . to the Immediate Installment Account in an amount greater than 6 Scheduled Purchase Payments.

You may not allocate Contract Value from the Funding Annuity to the Guarantee Account of this contract without our prior approval. You may not purchase the optional riders under this contract if you elect to participate in the Annuity Cross Funding Program.

There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from the Funding Annuity cause the Contract Value in the Funding Annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under this contract if Scheduled Purchase Payments are not completed under the terms of this annuity contract. Once you discontinue participation in the Annuity Cross Funding Program, you may not reinstate it.

The actual performance of a Funding Annuity may directly affect the amount of purchase payments that must be allocated to a Funding Annuity in order to make all required Scheduled Installments for this annuity contract. If the Subaccounts of the Funding Annuity in which assets are allocated do not perform as anticipated, it may be necessary to make additional purchase payments to either the Funding Annuity or this annuity so that the right to Guaranteed Minimum Income Payments upon annuitization is not lost.

FUNDING ANNUITIES ARE OFFERED BY SEPARATE PROSPECTUSES. Only variable annuity contracts issued by us or one of our affiliated companies and offered for use in an Annuity Cross Funding Program could be purchased as a Funding Annuity. The Funding Annuity is not offered by this prospectus. The Funding Annuity is no longer offered and the Annuity Cross Funding Program is not available for Contracts issued on or after August 17, 2004.

FUNDING ANNUITIES ARE VARIABLE ANNUITY CONTRACTS THAT MAY INVOLVE INVESTMENT RISK. As with other variable annuity contracts, amounts allocated to variable investment options under the Funding Annuity involve investment risk and you may lose some or all of such amounts, including amounts you may intend to transfer from the Funding Annuity to the Subaccount in the future to satisfy Scheduled Installment requirements. FUNDING ANNUITIES MAY NOT OFFER GUARANTEED INVESTMENT OPTIONS, AND THE ABILITY TO TRANSFER CONTRACT VALUE FROM THE FUNDING ANNUITY TO THE GUARANTEE ACCOUNT OR IMMEDIATE INSTALLMENT ACCOUNT UNDER THIS CONTRACT MAY BE SUBJECT TO RESTRICTIONS AND/OR LIMITATIONS.

ANNUITY CROSS FUNDING PROGRAM -- TAX TREATMENT OF THE ANNUITY CONTRACTS. Under an Annuity Cross Funding Program we will treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for federal tax purposes only if this contract and the Funding Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for federal tax purposes may be adversely affected if certain changes are made to either contract after issue. CHANGING THE ANNUITY COMMENCEMENT DATE FOR THE FUNDING ANNUITY ONCE AN ANNUITY CROSS FUNDING PROGRAM HAS BEGUN MAY HAVE ADVERSE TAX CONSEQUENCES, AND YOU SHOULD CONSULT A TAX ADVISER BEFORE MAKING ANY SUCH CHANGE. IN ADDITION, YOU SHOULD CAREFULLY CONSIDER YOUR ABILITY TO MAKE ADDITIONAL PURCHASE PAYMENTS, IF NECESSARY, WITH RESPECT TO THE FUNDING ANNUITY. CHANGING THE ANNUITY COMMENCEMENT DATE ON THE FUNDING ANNUITY WILL ALSO CAUSE YOU TO LOSE YOUR RIGHT TO GUARANTEED MINIMUM INCOME PAYMENTS UNDER THIS CONTRACT.

BOTH CONTRACTS MUST HAVE THE SAME OWNER, JOINT OWNER IF ANY, AND ANNUITANT (AS WELL AS JOINT ANNUITANT, IF ANY). THE BENEFICIARIES NEED NOT BE THE SAME. CHANGING AN OWNER, ANNUITANT, OR BENEFICIARY, IF PERMITTED BY THE CONTRACT, MAY HAVE ADVERSE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE MAKING SUCH A CHANGE.

This contract permits you for a limited period to return it for a refund as described under the "Return Privilege" section of this prospectus. Funding Annuities may also provide a return privilege. YOU MAY CHOOSE TO RETURN EITHER THE FUNDING ANNUITY CONTRACT, THIS CONTRACT, OR BOTH CONTRACTS IN ACCORDANCE WITH THE APPLICABLE RETURN PRIVILEGE.

RETURNING EITHER THIS CONTRACT OR THE FUNDING ANNUITY CONTRACT IN ACCORDANCE WITH THE APPLICABLE RETURN PRIVILEGE WITHOUT ALSO RETURNING THE OTHER CONTRACT MAY RESULT IN ADVERSE TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE RETURNING ONLY ONE CONTRACT.

Transfers from this annuity to the Funding Annuity are not permitted. Transfers may be permitted from the Funding Annuity to this contract. Amounts may be transferred from the Funding Annuity to repay amounts withdrawn from the Subaccount under this contract. Amounts transferred from the Funding Annuity to this annuity are not subject to surrender charges under the Funding Annuity, but amounts surrendered or partially withdrawn from the Funding Annuity may be subject to surrender charges. In addition, while surrender charges applicable to a Funding Annuity may decline over a certain period, amounts transferred from the Funding Annuity to this annuity may be subject to surrender charges and/or a Market Value Adjustment (which may be positive or negative) upon a partial withdrawal or surrender from this annuity. The surrender charge applicable to amounts transferred to this annuity may be higher than those applicable to such amounts had they remained invested in the Funding Annuity; Market Value Adjustments applicable to amounts transferred to the Immediate Installment Account may not have been applicable to such amounts had they remained invested in the Funding Annuity.

If you request a partial withdrawal or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial withdrawal or surrender is to be made from the Funding Annuity or this annuity. Surrender charges and any other applicable charges will be assessed according to the provisions of the contract from which the partial withdrawal or surrender is made and as disclosed in the prospectus for that contract. YOU SHOULD BE AWARE THAT THE TAX TREATMENT OF PARTIAL WITHDRAWALS OR SURRENDERS FROM EITHER THIS CONTRACT OR THE FUNDING ANNUITY WILL BE AFFECTED BY PARTIAL WITHDRAWALS OR SURRENDERS, AS WELL AS GAINS OR LOSSES WITH RESPECT TO THE OTHER CONTRACT. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING PARTIAL WITHDRAWALS OR SURRENDERS FROM THIS CONTRACT OR THE FUNDING ANNUITY WHILE PARTICIPATING IN AN ANNUITY CROSS FUNDING PROGRAM.

DEATH BENEFITS WILL BE CALCULATED AND PAID SEPARATELY IN ACCORDANCE WITH THE PROVISIONS OF THIS CONTRACT OR THE FUNDING ANNUITY AS THE CASE MAY BE, AND AS DISCLOSED IN THE PROSPECTUS FOR THE RESPECTIVE CONTRACT.

Income Payments will be calculated and paid in accordance with the provisions of this contract and the Funding Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this contract and the Funding Annuity will be aggregated and treated as one contract for purposes of the tax treatment of such Income Payments. YOU SHOULD CONSULT A TAX ADVISER BEFORE REQUESTING INCOME PAYMENTS TO START UNDER THIS CONTRACT AND/OR THE FUNDING ANNUITY AND BEFORE COMMUTING ANY SUCH INCOME PAYMENTS BEFORE THE PAYMENT DATE FOR SUCH PAYMENT.

THIS DISCUSSION OF THE ANNUITY CROSS FUNDING PROGRAM DOES NOT ATTEMPT TO ADDRESS THE TAX AND OTHER TREATMENT OF EVERY TRANSACTION THAT COULD BE EFFECTED UNDER THIS CONTRACT OR A FUNDING ANNUITY IN CONNECTION WITH AN ANNUITY CROSS FUNDING PROGRAM. YOU SHOULD CONSULT A TAX ADVISER BEFORE YOU PURCHASE THIS CONTRACT AND/OR THE FUNDING ANNUITY IN CONNECTION WITH AN ANNUITY CROSS FUNDING PROGRAM.

TAXATION OF CROSS FUNDED ANNUITY CONTRACTS. You may authorize partial withdrawals from a Funding Annuity to be applied to satisfy the Scheduled Installments into this annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

   (1) this annuity and the Funding Annuity will be aggregated and treated as a single annuity contract for tax purposes;

   (2) amounts transferred from the Funding Annuity to this annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single deferred variable annuity contract;

   (3) if amounts are distributed from either this annuity or the Funding Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this contract and the Funding Annuity; and

   (4) distributions from this annuity and the Funding Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution on or after the Annuity Commencement Date (provided such date is a date at least 10 years from the date the contracts were issued) will be treated as a non-taxable return of the aggregate investment in this annuity and the Funding Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this annuity and the Funding Annuity has been recovered. After that, all distributions from this annuity and the Funding Annuity will be fully taxable.

For Non-Qualified Contracts, if the Annuity Commencement Date of the Funding Annuity is changed so that this annuity and the Funding Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
THE COMPANY................................................................ B-3

THE VARIABLE ACCOUNT....................................................... B-3

THE CONTRACTS.............................................................. B-3
   Net Investment Factor................................................... B-3

TERMINATION OF PARTICIPATION AGREEMENT..................................... B-4

CALCULATION OF PERFORMANCE DATA............................................ B-4
   The Subaccount Investing in the Total Return Fund....................... B-4
   Other Performance Data.................................................. B-5

TAX MATTERS................................................................ B-5
   Taxation of Genworth Life and Annuity Insurance Company................. B-5
   IRS Required Distributions.............................................. B-5

GENERAL PROVISIONS......................................................... B-5
   Using the Contracts as Collateral....................................... B-5
   The Beneficiary......................................................... B-6
   Non-Participating....................................................... B-6
   Incontestability........................................................ B-6
   Misstatement of Age or Gender........................................... B-6
   Statement of Values..................................................... B-6
   Trust as Owner or Beneficiary........................................... B-6
   Written Notice.......................................................... B-6

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS.............. B-6

REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY.................. B-6

EXPERTS.................................................................... B-6

FINANCIAL STATEMENTS....................................................... B-7

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Variable Account is available free by writing us at the address below or by calling 800.352.9910.

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Variable Account, Contract Form P1161 3/01, to:

Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________
         City                 State                                    Zip

Signature of Requestor _________________________________________________________
                                                 Date

                    STATEMENT OF ADDITIONAL INFORMATION FOR
        SCHEDULED PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                FORM P1161 3/01

                                  ISSUED BY:
                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY
                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                            6610 WEST BROAD STREET
                           RICHMOND, VIRGINIA 23230
                        TELEPHONE NUMBER: 800.352.9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2015, for the Scheduled Purchase Payment Variable Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 1. The terms used in the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      800.352.9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative.


The date of this Statement of Additional Information is May 1, 2015.

TABLE OF CONTENTS

THE COMPANY................................................................ B-3

THE VARIABLE ACCOUNT....................................................... B-3

THE CONTRACTS.............................................................. B-3
   Net Investment Factor................................................... B-3

TERMINATION OF PARTICIPATION AGREEMENT..................................... B-4

CALCULATION OF PERFORMANCE DATA............................................ B-4
   The Subaccount Investing in the Total Return Fund....................... B-4
   Other Performance Data.................................................. B-5

TAX MATTERS................................................................ B-5
   Taxation of Genworth Life and Annuity Insurance Company................. B-5
   IRS Required Distributions.............................................. B-5

GENERAL PROVISIONS......................................................... B-5
   Using the Contracts as Collateral....................................... B-5
   The Beneficiary......................................................... B-6
   Non-Participating....................................................... B-6
   Incontestability........................................................ B-6
   Misstatement of Age or Gender........................................... B-6
   Statement of Values..................................................... B-6
   Trust as Owner or Beneficiary........................................... B-6
   Written Notice.......................................................... B-6

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS.............. B-6

REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY.................. B-6

EXPERTS.................................................................... B-6

FINANCIAL STATEMENTS....................................................... B-7

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.


We are one of a number of subsidiaries of Genworth, a financial services company dedicated to helping meet the insurance, retirement and homeownership needs of our customers, with a presence in more than 25 countries. We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. LIFE INSURANCE. Our U.S. Life Insurance segment includes products that are intended to provide protection against financial hardship primarily after the death of an insured, create dependable income streams for life or for a specified period of time, help save and invest to achieve financial goals and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities for the retirement market.

  . RUNOFF. Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of: funding agreements, funding agreements backing notes ("FABNs") and guaranteed investment contracts ("GICs"). Most of our variable annuities include guaranteed minimum death benefits ("GMDBs"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWBs") and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept purchase payments on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.


We also have Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

We do business in all states, except New York, the District of Columbia and Bermuda.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE VARIABLE ACCOUNT

In accordance with the board resolution establishing the Variable Account, such Variable Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, managed separate account and/or other portfolios (the " Eligible Portfolios"), and net purchase payments under the contracts shall be allocated to the one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

THE CONTRACTS

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The net investment factor of the Subaccount for a Valuation Period is (a) divided by (b) MINUS (c) where:

   (a) is the result of:

      (1) the value of the assets of the Subaccount at the end of the preceding Valuation Period; PLUS

      (2) the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; MINUS

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

      (4) any amount charged against the Subaccount for taxes; this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge. This factor is shown in your contract.

We will value the Subaccount's assets at fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

TERMINATION OF PARTICIPATION AGREEMENT

The participation agreement pursuant to which the GE Investments Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Variable Account contains a provision regarding the circumstances in which the Agreement may be terminated.

GE INVESTMENTS FUNDS, INC. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other, unless a shorter time is agreed upon by the parties.

CALCULATION OF PERFORMANCE DATA

From time to time, we may disclose total return and other performance data for the Subaccount pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The calculations of total return and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of Purchase Payments and are generally based on the rules of the state in which you reside.

The Subaccount Investing in the Total Return Fund

STANDARDIZED TOTAL RETURN. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccount for various periods of time including 1 year, 5 years, and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the Total Return Fund adjusted for the level of the Variable Account and contract charges currently in effect for this contract. Average annual total return will be calculated using Subaccount unit values.

We calculate the unit value for each Valuation Period based on the performance of the Subaccount investing in each class of the Total Return Fund, after deductions for the charges and expenses of the Total Return Fund, the administrative expense charge (deducted daily at an effective annual rate of 0.15% of your assets in the Variable Account), the mortality and expense risk charge (deducted daily at an effective annual rate of 1.35% of your assets in the Variable Account) and $1,968.00 for all of the available rider options.

Total return does not consider the deduction of any premium taxes.

Total return will then be calculated according to the following formula:

TR = (ERV/P)/1/N/ - 1

where:

TR   =   the average annual total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

Past performance is not a guarantee of future results.

The Total Return Fund has provided the price information used to calculate the adjusted historical performance of the Subaccount; we have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Other non-standardized quotations of the Total Return Fund performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Total Return Fund performance with standardized performance quotations.

TAX MATTERS

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Federal Income Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Variable Account for Federal income taxes. We will periodically review the question of a charge to the Variable Account for Federal income taxes related to the Variable Account. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Variable Account may be made.

IRS Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

   (a) if any Owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

   (b) if any Owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that Owner's death; or

      (2) as income payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole Owner of the contract following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent and a Joint Owner, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an Owner for purposes of these rules.

Contracts issued as Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to contracts issued as Qualified Contracts.

GENERAL PROVISIONS

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home

Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment. The basic benefits of the contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments. See the "Federal Income Tax Matters" provision of this prospectus.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. If you do, any Death Benefit will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you otherwise request.

Non-Participating

The contract is non-participating. No dividends are payable.

Incontestability

We will not contest the contract except as provided in any rider.

Misstatement of Age or Gender

If the Annuitant's age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after the report date. The statement will show Contract Value, Purchase Payments, and charges made during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant's full name must be included.

We will send all notices to the Owner at the last known address on file with the Company.

LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

REGULATION OF GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Besides Federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.

EXPERTS


The consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, and the financial statements of the Subaccounts which comprise the Variable Account as of December 31, 2014 and for the periods indicated, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.

FINANCIAL STATEMENTS

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Variable Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Variable Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Variable Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 2014

    (WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THEREON)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Table of Contents

                         Year ended December 31, 2014

                                                                            PAGE
                                                                            ----
Report of Independent Registered Public Accounting Firm....................  F-1

Statements of Assets and Liabilities.......................................  F-3

Statements of Operations................................................... F-18

Statements of Changes in Net Assets........................................ F-33

Notes to Financial Statements.............................................. F-62

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Contract Owners
Genworth Life & Annuity VA Separate Account 1 and
The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VA Separate Account 1 (the Account) (comprising the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco
V.I. American Franchise Fund -- Series I shares, Invesco V.I. American Franchise Fund -- Series II shares, Invesco V.I. Comstock Fund -- Series II shares, Invesco V.I. Core Equity Fund -- Series I shares, Invesco V.I. Equity and Income Fund -- Series II shares, Invesco V.I. Global Real Estate Fund -- Series II shares, Invesco V.I. Government Securities Fund -- Series I shares, Invesco V.I. International Growth Fund -- Series II shares, Invesco V.I. Managed Volatility Fund -- Series I shares, Invesco V.I. Mid Cap Growth Fund -- Series I shares, Invesco V.I. Technology Fund -- Series I shares, Invesco V.I. Value Opportunities Fund -- Series II shares; AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B, AllianceBernstein Global Thematic Growth Portfolio -- Class B, AllianceBernstein Growth and Income Portfolio -- Class B, AllianceBernstein International Value Portfolio -- Class B, AllianceBernstein Large Cap Growth Portfolio -- Class B, AllianceBernstein Small Cap Growth Portfolio -- Class B; American Century Variable Portfolios II, Inc. -- VP Inflation Protection Fund -- Class II; American Century Variable Portfolios, Inc. -- VP Income & Growth Fund -- Class I, VP International Fund -- Class I, VP Ultra(R) Fund -- Class I, VP Value Fund -- Class I; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III Shares, BlackRock Global Allocation V.I. Fund -- Class III Shares, BlackRock Large Cap Growth V.I. Fund -- Class III Shares, BlackRock Value Opportunities V.I. Fund -- Class III Shares; Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico Growth Fund -- Class 1, Columbia Variable Portfolio -- Marsico International Opportunities Fund -- Class 2; Deutsche Variable Series I -- Deutsche Capital Growth VIP -- Class B Shares; Deutsche Variable Series II -- Deutsche Large Cap Value VIP -- Class B Shares, Deutsche Small Mid Cap Value VIP -- Class B Shares; Dreyfus -- Dreyfus Investment Portfolios MidCap Stock Portfolio -- Initial Shares, Dreyfus Variable Investment Fund -- Money Market Portfolio, The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund; Federated Insurance Series -- Federated High Income Bond Fund II -- Primary Shares, Federated High Income Bond Fund II -- Service Shares, Federated Kaufmann Fund II -- Service Shares, Federated Managed Tail Risk Fund II -- Primary Shares, Federated Managed Volatility Fund II; Fidelity(R) Variable Insurance Products Fund -- VIP Asset Manager/SM/ Portfolio -- Initial Class, VIP Asset Manager/SM/ Portfolio -- Service Class 2, VIP Balanced Portfolio -- Service Class 2, VIP Contrafund(R) Portfolio -- Initial Class, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Dynamic Capital Appreciation Portfolio -- Service Class 2, VIP Equity-Income Portfolio -- Initial Class, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth & Income Portfolio -- Initial Class, VIP Growth & Income Portfolio -- Service Class 2, VIP Growth Opportunities Portfolio -- Initial Class, VIP Growth Opportunities Portfolio -- Service Class 2, VIP Growth Portfolio -- Initial Class, VIP Growth Portfolio -- Service Class 2, VIP Growth Stock Portfolio -- Service Class 2, VIP Investment Grade Bond Portfolio -- Service Class 2, VIP Mid Cap Portfolio -- Initial Class, VIP Mid Cap Portfolio -- Service Class 2, VIP Overseas Portfolio -- Initial Class, VIP Value Strategies Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Founding Funds Allocation VIP Fund -- Class 2 Shares, Franklin Income VIP Fund -- Class 2 Shares, Franklin Large Cap Growth VIP Fund -- Class 2 Shares, Franklin Mutual Shares VIP Fund -- Class 2 Shares, Templeton Foreign VIP Fund -- Class 1 Shares, Templeton Foreign VIP Fund -- Class 2 Shares, Templeton Global Bond VIP Fund -- Class 1 Shares, Templeton Growth VIP Fund -- Class 2 Shares; GE Investments Funds, Inc. -- Core Value Equity Fund -- Class 1 Shares, Income Fund -- Class 1 Shares, Premier Growth Equity Fund -- Class 1 Shares, Real Estate Securities Fund -- Class 1 Shares, S&P 500(R) Index Fund, Small-Cap Equity Fund -- Class 1 Shares, Total Return Fund -- Class 1 Shares, Total Return Fund -- Class 3 Shares, U.S. Equity Fund -- Class 1 Shares; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Large Cap Value Fund -- Institutional Shares, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Money Market Fund -- Service Shares; JPMorgan Insurance Trust -- JPMorgan Insurance Trust Core Bond Portfolio -- Class 1, JPMorgan Insurance Trust Equity Index Portfolio -- Class 1, JPMorgan Insurance Trust International Equity Portfolio -- Class 1, JPMorgan Insurance Trust Intrepid Growth Portfolio -- Class 1, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class 1, JPMorgan Insurance Trust Mid Cap Growth Portfolio -- Class 1, JPMorgan Insurance Trust Mid Cap Value Portfolio -- Class 1, JPMorgan Insurance Trust Small Cap Core Portfolio -- Class 1, JPMorgan Insurance Trust U.S. Equity Portfolio --
Class 1; Janus Aspen Series -- Balanced Portfolio -- Institutional Shares, Balanced Portfolio -- Service Shares, Enterprise Portfolio -- Institutional Shares,

Enterprise Portfolio -- Service Shares, Flexible Bond Portfolio -- Institutional Shares, Forty Portfolio -- Institutional Shares, Forty Portfolio -- Service Shares, Global Research Portfolio -- Institutional Shares, Global Research Portfolio -- Service Shares, Global Technology Portfolio -- Service Shares, Janus Portfolio -- Institutional Shares, Janus Portfolio -- Service Shares, Overseas Portfolio -- Institutional Shares, Overseas Portfolio -- Service Shares; Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Aggressive Growth Portfolio -- Class II, ClearBridge Variable All Cap Value Portfolio -- Class I, ClearBridge Variable Equity Income Portfolio -- Class I, ClearBridge Variable Equity Income Portfolio -- Class II, ClearBridge Variable Large Cap Value Portfolio -- Class I; Legg Mason Partners Variable Income Trust -- Western Asset Variable Strategic Bond Portfolio -- Class I; MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares, MFS(R) Investors Trust Series -- Service Class Shares, MFS(R) New Discovery Series -- Service Class Shares, MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; MFS(R) Variable Insurance Trust II -- MFS(R) Strategic Income Portfolio -- Service Class Shares; Oppenheimer Variable Account Funds -- Oppenheimer Capital Appreciation Fund/VA -- Non-Service Shares, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Capital Income Fund/VA -- Non-Service Shares, Oppenheimer Capital Income Fund/VA -- Service Shares, Oppenheimer Core Bond Fund/VA -- Non-Service Shares, Oppenheimer Discovery Mid Cap Growth Fund/VA -- Non-Service Shares, Oppenheimer Discovery Mid Cap Growth Fund/VA -- Service Shares, Oppenheimer Global Fund/VA -- Service Shares, Oppenheimer Global Strategic Income Fund/VA -- Non-Service Shares, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund(R)/VA -- Service Shares; PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares, Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares, High Yield Portfolio -- Administrative Class Shares, Long-Term U.S. Government Portfolio -- Administrative Class Shares, Low Duration Portfolio -- Administrative Class Shares, Total Return Portfolio -- Administrative Class Shares; Rydex Variable Trust -- NASDAQ -- 100(R) Fund; The Alger Portfolios -- Alger Large Cap Growth Portfolio -- Class I-2 Shares, Alger Small Cap Growth Portfolio -- Class I-2 Shares; The Prudential Series Fund -- Jennison 20/20 Focus Portfolio -- Class II Shares, Jennison Portfolio --
Class II Shares, Natural Resources Portfolio -- Class II Shares, SP International Growth Portfolio -- Class II Shares, SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares; Wells Fargo Variable Trust -- Wells Fargo Advantage VT Omega Growth Fund -- Class 2) as of December 31, 2014, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VA Separate
Account 1 as of December 31, 2014, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
April 10, 2015

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                     Statements of Assets and Liabilities

                               December 31, 2014

                                                                                         AIM VARIABLE INSURANCE FUNDS
                                                                                      (INVESCO VARIABLE INSURANCE FUNDS)
                                             -----------------------------------------------------------------------------
                                             INVESCO V.I. INVESCO V.I.                           INVESCO V.I. INVESCO V.I.
                                               AMERICAN     AMERICAN   INVESCO V.I. INVESCO V.I.  EQUITY AND  GLOBAL REAL
                                              FRANCHISE    FRANCHISE     COMSTOCK   CORE EQUITY     INCOME       ESTATE
                                               FUND --      FUND --      FUND --      FUND --      FUND --      FUND --
                               CONSOLIDATED    SERIES I    SERIES II    SERIES II     SERIES I    SERIES II    SERIES II
                                  TOTAL         SHARES       SHARES       SHARES       SHARES       SHARES       SHARES
                              -------------- ------------ ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............ $7,130,876,037  8,291,279    5,961,028    39,313,001   12,532,774   22,829,552    331,044
Dividend receivable..........      1,566,060         --           --            --           --           --         --
Receivable for units sold....        128,412        271           --            --          109           --         --
                              --------------  ---------    ---------    ----------   ----------   ----------    -------
       Total assets..........  7,132,570,509  8,291,550    5,961,028    39,313,001   12,532,883   22,829,552    331,044
                              --------------  ---------    ---------    ----------   ----------   ----------    -------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......        331,308        356          253         1,737          535        1,199         17
Payable for units
  withdrawn..................      3,237,309         --          353         3,519           --        1,552         24
                              --------------  ---------    ---------    ----------   ----------   ----------    -------
       Total liabilities.....      3,568,617        356          606         5,256          535        2,751         41
                              --------------  ---------    ---------    ----------   ----------   ----------    -------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  6,709,387,916  8,291,194    5,960,422    39,286,386   12,532,348   22,081,905    240,145
   Variable annuity
     contract owners in
     the annuitization
     period..................    419,613,976         --           --        21,359           --      744,896     90,858
                              --------------  ---------    ---------    ----------   ----------   ----------    -------
       Net assets............ $7,129,001,892  8,291,194    5,960,422    39,307,745   12,532,348   22,826,801    331,003
                              ==============  =========    =========    ==========   ==========   ==========    =======
Investments in
  securities at cost......... $6,203,230,559  5,758,817    2,897,922    25,639,116    8,695,171   18,832,686    298,950
                              ==============  =========    =========    ==========   ==========   ==========    =======
Shares outstanding...........                   151,080      111,151     2,060,430      305,603    1,210,475     19,717
                                              =========    =========    ==========   ==========   ==========    =======


                              ----------------------------------------
                              INVESCO V.I. INVESCO V.I.  INVESCO V.I.
                               GOVERNMENT  INTERNATIONAL   MANAGED
                               SECURITIES     GROWTH      VOLATILITY
                                FUND --       FUND --      FUND --
                                SERIES I     SERIES II     SERIES I
                                 SHARES       SHARES        SHARES
                              ------------ ------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............    4,360      52,862,798      1,351
Dividend receivable..........       --              --         --
Receivable for units sold....       --              --         --
                                 -----      ----------      -----
       Total assets..........    4,360      52,862,798      1,351
                                 -----      ----------      -----
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......       --           2,454         --
Payable for units
  withdrawn..................        1           8,461          1
                                 -----      ----------      -----
       Total liabilities.....        1          10,915          1
                                 -----      ----------      -----
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    4,359      50,927,854      1,350
   Variable annuity
     contract owners in
     the annuitization
     period..................       --       1,924,029         --
                                 -----      ----------      -----
       Net assets............    4,359      52,851,883      1,350
                                 =====      ==========      =====
Investments in
  securities at cost.........    4,453      42,652,156      1,280
                                 =====      ==========      =====
Shares outstanding...........      371       1,535,816         71
                                 =====      ==========      =====

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014



                               AIM VARIABLE INSURANCE FUNDS
                            (INVESCO VARIABLE INSURANCE FUNDS)
                                        (CONTINUED)
                          --------------------------------------- -----------------
                          INVESCO V.I.              INVESCO V.I.
                            MID CAP    INVESCO V.I.     VALUE     ALLIANCEBERNSTEIN
                             GROWTH     TECHNOLOGY  OPPORTUNITIES  BALANCED WEALTH
                            FUND --      FUND --       FUND --        STRATEGY
                            SERIES I     SERIES I     SERIES II     PORTFOLIO --
                             SHARES       SHARES       SHARES          CLASS B
                          ------------ ------------ ------------- -----------------
ASSETS:
Investments at fair
 value (note 2b).........     $--         1,692       7,297,695      18,787,756
Dividend receivable......      --            --              --              --
Receivable for units sold      --            --              --              --
                              ---         -----       ---------      ----------
    Total assets.........      --         1,692       7,297,695      18,787,756
                              ---         -----       ---------      ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...      --            --             320             925
Payable for units
 withdrawn...............      --            --             848           9,338
                              ---         -----       ---------      ----------
    Total liabilities....      --            --           1,168          10,263
                              ---         -----       ---------      ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................      --         1,692       7,285,330      17,056,428
 Variable annuity
   contract owners in
   the annuitization
   period................      --            --          11,197       1,721,065
                              ---         -----       ---------      ----------
    Net assets...........     $--         1,692       7,296,527      18,777,493
                              ===         =====       =========      ==========
Investments in
 securities at cost......     $--         1,128       5,986,408      17,657,860
                              ===         =====       =========      ==========
Shares outstanding.......      --            86         745,423       1,559,150
                              ===         =====       =========      ==========




                                    ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                          ------------------------------------------------------------------------------------------

                          ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                           GLOBAL THEMATIC     GROWTH AND       INTERNATIONAL       LARGE CAP         SMALL CAP
                               GROWTH            INCOME             VALUE            GROWTH            GROWTH
                            PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --
                               CLASS B           CLASS B           CLASS B           CLASS B           CLASS B
                          ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS:
Investments at fair
 value (note 2b).........     3,040,763        52,839,894        58,382,879        12,851,780        37,513,767
Dividend receivable......            --                --                --                --                --
Receivable for units sold            --             2,870             4,591                --                --
                              ---------        ----------        ----------        ----------        ----------
    Total assets.........     3,040,763        52,842,764        58,387,470        12,851,780        37,513,767
                              ---------        ----------        ----------        ----------        ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...           130             2,256             2,763               554             1,721
Payable for units
 withdrawn...............         1,794                --                --             2,263            16,138
                              ---------        ----------        ----------        ----------        ----------
    Total liabilities....         1,924             2,256             2,763             2,817            17,859
                              ---------        ----------        ----------        ----------        ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................     3,038,839        52,707,588        55,834,224        12,848,963        36,189,795
 Variable annuity
   contract owners in
   the annuitization
   period................            --           132,920         2,550,483                --         1,306,113
                              ---------        ----------        ----------        ----------        ----------
    Net assets...........     3,038,839        52,840,508        58,384,707        12,848,963        37,495,908
                              =========        ==========        ==========        ==========        ==========
Investments in
 securities at cost......     2,463,960        35,955,759        59,975,748         6,968,219        38,793,538
                              =========        ==========        ==========        ==========        ==========
Shares outstanding.......       143,771         1,778,522         4,353,682           271,249         1,875,688
                              =========        ==========        ==========        ==========        ==========

                             AMERICAN
                             CENTURY
                             VARIABLE
                          PORTFOLIOS II,
                               INC.
                          --------------


                           VP INFLATION
                            PROTECTION
                             FUND --
                             CLASS II
                          --------------
ASSETS:
Investments at fair
 value (note 2b).........   68,295,826
Dividend receivable......           --
Receivable for units sold           --
                            ----------
    Total assets.........   68,295,826
                            ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...        3,227
Payable for units
 withdrawn...............       26,419
                            ----------
    Total liabilities....       29,646
                            ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................   64,817,215
 Variable annuity
   contract owners in
   the annuitization
   period................    3,448,965
                            ----------
    Net assets...........   68,266,180
                            ==========
Investments in
 securities at cost......   72,496,972
                            ==========
Shares outstanding.......    6,573,227
                            ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                              ----------------------------------------------




                              VP INCOME &      VP
                                GROWTH    INTERNATIONAL VP ULTRA(R) VP VALUE
                                FUND --      FUND --      FUND --   FUND --
                                CLASS I      CLASS I      CLASS I   CLASS I
                              ----------- ------------- ----------- --------
ASSETS:
Investments at fair
  value (note 2b)............   $93,544      827,465      338,356    91,113
Dividend receivable..........        --           --           --        --
Receivable for units sold....        --           --           --        --
                                -------      -------      -------    ------
       Total assets..........    93,544      827,465      338,356    91,113
                                -------      -------      -------    ------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......         4           41           18         3
Payable for units
  withdrawn..................        --        4,995            2       897
                                -------      -------      -------    ------
       Total liabilities.....         4        5,036           20       900
                                -------      -------      -------    ------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    93,540      644,100      247,369    90,213
   Variable annuity
     contract owners in
     the annuitization
     period..................        --      178,329       90,967        --
                                -------      -------      -------    ------
       Net assets............   $93,540      822,429      338,336    90,213
                                =======      =======      =======    ======
Investments in
  securities at cost.........   $61,001      721,593      317,321    65,251
                                =======      =======      =======    ======
Shares outstanding...........     9,253       82,912       20,977     9,683
                                =======      =======      =======    ======

                                        BLACKROCK VARIABLE SERIES FUNDS, INC.            COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
                              ---------------------------------------------------------- -----------------------------------------
                                                                                                                COLUMBIA
                                                                                           COLUMBIA             VARIABLE
                                                  BLACKROCK     BLACKROCK    BLACKROCK     VARIABLE           PORTFOLIO --
                                 BLACKROCK         GLOBAL       LARGE CAP      VALUE     PORTFOLIO --            MARSICO
                              BASIC VALUE V.I. ALLOCATION V.I. GROWTH V.I. OPPORTUNITIES   MARSICO            INTERNATIONAL
                                  FUND --          FUND --       FUND --   V.I. FUND --     GROWTH            OPPORTUNITIES
                                 CLASS III        CLASS III     CLASS III    CLASS III     FUND --               FUND --
                                   SHARES          SHARES        SHARES       SHARES       CLASS 1               CLASS 2
                              ---------------- --------------- ----------- ------------- ------------         -------------
ASSETS:
Investments at fair
  value (note 2b)............    13,126,475      379,560,619    4,216,012    6,966,608    24,532,218           44,087,065
Dividend receivable..........            --               --           --           --            --                   --
Receivable for units sold....         8,296               --           --           --            --                   --
                                 ----------      -----------    ---------    ---------    ----------           ----------
       Total assets..........    13,134,771      379,560,619    4,216,012    6,966,608    24,532,218           44,087,065
                                 ----------      -----------    ---------    ---------    ----------           ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......           569           19,352          182          304         1,054                2,032
Payable for units
  withdrawn..................            --           95,617        1,158        2,296        39,570                2,579
                                 ----------      -----------    ---------    ---------    ----------           ----------
       Total liabilities.....           569          114,969        1,340        2,600        40,624                4,611
                                 ----------      -----------    ---------    ---------    ----------           ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    13,134,202      353,109,077    4,214,672    6,955,680    24,491,594           42,797,395
   Variable annuity
     contract owners in
     the annuitization
     period..................            --       26,336,573           --        8,328            --            1,285,059
                                 ----------      -----------    ---------    ---------    ----------           ----------
       Net assets............    13,134,202      379,445,650    4,214,672    6,964,008    24,491,594           44,082,454
                                 ==========      ===========    =========    =========    ==========           ==========
Investments in
  securities at cost.........    11,038,535      372,882,825    3,679,705    5,408,831    17,618,117           39,006,067
                                 ==========      ===========    =========    =========    ==========           ==========
Shares outstanding...........       804,318       26,786,212      301,359      320,599       875,838            2,503,524
                                 ==========      ===========    =========    =========    ==========           ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                  DEUTSCHE          DEUTSCHE
                                  VARIABLE          VARIABLE                                                    EATON VANCE
                                  SERIES I          SERIES II                       DREYFUS                    VARIABLE TRUST
                              ---------------- ------------------- ------------------------------------------ ----------------
                                               DEUTSCHE  DEUTSCHE     DREYFUS       DREYFUS     THE DREYFUS
                              DEUTSCHE CAPITAL   LARGE   SMALL MID   INVESTMENT     VARIABLE      SOCIALLY
                                   GROWTH      CAP VALUE CAP VALUE   PORTFOLIOS    INVESTMENT   RESPONSIBLE
                                   VIP --       VIP --    VIP --    MIDCAP STOCK    FUND --        GROWTH
                                  CLASS B       CLASS B   CLASS B   PORTFOLIO --  MONEY MARKET FUND, INC. --  VT FLOATING-RATE
                                   SHARES       SHARES    SHARES   INITIAL SHARES  PORTFOLIO   INITIAL SHARES   INCOME FUND
                              ---------------- --------- --------- -------------- ------------ -------------- ----------------
ASSETS:
Investments at fair
  value (note 2b)............      $7,635       70,545    24,467      110,253      1,106,167     6,739,123       67,927,710
Dividend receivable..........          --           --        --           --             --            --          194,634
Receivable for units sold....          --           --        --           --         67,590            --               --
                                   ------       ------    ------      -------      ---------     ---------       ----------
       Total assets..........       7,635       70,545    24,467      110,253      1,173,757     6,739,123       68,122,344
                                   ------       ------    ------      -------      ---------     ---------       ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......          --            3         1            4             51           295            3,159
Payable for units
  withdrawn..................           1           --         1           --             --           228           24,120
                                   ------       ------    ------      -------      ---------     ---------       ----------
       Total liabilities.....           1            3         2            4             51           523           27,279
                                   ------       ------    ------      -------      ---------     ---------       ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................       7,634       70,542    24,465      110,249      1,173,706     6,373,933       65,292,862
   Variable annuity
     contract owners in
     the annuitization
     period..................          --           --        --           --             --       364,667        2,802,203
                                   ------       ------    ------      -------      ---------     ---------       ----------
       Net assets............      $7,634       70,542    24,465      110,249      1,173,706     6,738,600       68,095,065
                                   ======       ======    ======      =======      =========     =========       ==========
Investments in
  securities at cost.........      $5,409       51,345    17,677       74,866      1,106,167     4,815,619       69,489,801
                                   ======       ======    ======      =======      =========     =========       ==========
Shares outstanding...........         256        4,054     1,377        4,787      1,106,167       146,598        7,391,481
                                   ======       ======    ======      =======      =========     =========       ==========


                                       FEDERATED INSURANCE SERIES
                              --------------------------------------------

                              FEDERATED HIGH
                               INCOME BOND   FEDERATED HIGH   FEDERATED
                                FUND II --    INCOME BOND      KAUFMANN
                                 PRIMARY       FUND II --     FUND II --
                                  SHARES     SERVICE SHARES SERVICE SHARES
                              -------------- -------------- --------------
ASSETS:
Investments at fair
  value (note 2b)............   15,876,326     26,544,983     21,910,324
Dividend receivable..........           --             --             --
Receivable for units sold....          457             --             --
                                ----------     ----------     ----------
       Total assets..........   15,876,783     26,544,983     21,910,324
                                ----------     ----------     ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......          635          1,112            924
Payable for units
  withdrawn..................           --          2,110         66,341
                                ----------     ----------     ----------
       Total liabilities.....          635          3,222         67,265
                                ----------     ----------     ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   15,848,329     26,496,703     21,818,933
   Variable annuity
     contract owners in
     the annuitization
     period..................       27,819         45,058         24,126
                                ----------     ----------     ----------
       Net assets............   15,876,148     26,541,761     21,843,059
                                ==========     ==========     ==========
Investments in
  securities at cost.........   15,547,063     25,866,233     16,611,660
                                ==========     ==========     ==========
Shares outstanding...........    2,297,587      3,863,899      1,191,426
                                ==========     ==========     ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                               FEDERATED INSURANCE
                               SERIES (CONTINUED)
                              --------------------- ---------------------------
                              FEDERATED
                               MANAGED                              VIP ASSET
                              TAIL RISK  FEDERATED    VIP ASSET    MANAGER/SM/
                              FUND II --  MANAGED     MANAGER/SM   PORTFOLIO --
                               PRIMARY   VOLATILITY /PORTFOLIO --    SERVICE
                                SHARES    FUND II   INITIAL CLASS    CLASS 2
                              ---------- ---------- -------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............ $7,599,149 8,656,855    56,261,909    10,985,393
Dividend receivable..........         --        --            --            --
Receivable for units sold....        616       579            --            --
                              ---------- ---------    ----------    ----------
       Total assets..........  7,599,765 8,657,434    56,261,909    10,985,393
                              ---------- ---------    ----------    ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......        304       344         1,896           545
Payable for units
  withdrawn..................         --        --        13,796             1
                              ---------- ---------    ----------    ----------
       Total liabilities.....        304       344        15,692           546
                              ---------- ---------    ----------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  7,539,318 8,592,948    56,022,754    10,909,484
   Variable annuity
     contract owners in
     the annuitization
     period..................     60,143    64,142       223,463        75,363
                              ---------- ---------    ----------    ----------
       Net assets............ $7,599,461 8,657,090    56,246,217    10,984,847
                              ========== =========    ==========    ==========
Investments in
  securities at cost......... $8,063,286 7,804,768    48,386,945     9,335,092
                              ========== =========    ==========    ==========
Shares outstanding...........  1,369,216   822,114     3,280,578       652,727
                              ========== =========    ==========    ==========

                                   FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                              ---------------------------------------------------------------------------------
                                                                       VIP DYNAMIC                    VIP
                                  VIP                         VIP        CAPITAL         VIP        EQUITY-
                                BALANCED        VIP      CONTRAFUND(R) APPRECIATION    EQUITY-       INCOME
                              PORTFOLIO -- CONTRAFUND(R) PORTFOLIO --  PORTFOLIO --    INCOME     PORTFOLIO --
                                SERVICE    PORTFOLIO --     SERVICE      SERVICE    PORTFOLIO --    SERVICE
                                CLASS 2    INITIAL CLASS    CLASS 2      CLASS 2    INITIAL CLASS   CLASS 2
                              ------------ ------------- ------------- ------------ ------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............  75,576,792   130,502,587   254,238,664   3,018,685    102,623,086  125,054,429
Dividend receivable..........          --            --            --          --             --           --
Receivable for units sold....          --            --            --          --             --           --
                               ----------   -----------   -----------   ---------    -----------  -----------
       Total assets..........  75,576,792   130,502,587   254,238,664   3,018,685    102,623,086  125,054,429
                               ----------   -----------   -----------   ---------    -----------  -----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......       3,916         5,173        11,662         129          3,939        5,728
Payable for units
  withdrawn..................      10,370        47,987       198,024          51         64,756       21,745
                               ----------   -----------   -----------   ---------    -----------  -----------
       Total liabilities.....      14,286        53,160       209,686         180         68,695       27,473
                               ----------   -----------   -----------   ---------    -----------  -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  71,439,175   130,224,657   246,070,655   3,018,505    102,320,348  121,709,753
   Variable annuity
     contract owners in
     the annuitization
     period..................   4,123,331       224,770     7,958,323          --        234,043    3,317,203
                               ----------   -----------   -----------   ---------    -----------  -----------
       Net assets............  75,562,506   130,449,427   254,028,978   3,018,505    102,554,391  125,026,956
                               ==========   ===========   ===========   =========    ===========  ===========
Investments in
  securities at cost.........  68,652,132    87,930,326   176,488,820   2,328,617     90,402,311  107,366,786
                               ==========   ===========   ===========   =========    ===========  ===========
Shares outstanding...........   4,550,078     3,493,110     6,927,484     227,482      4,228,392    5,247,773
                               ==========   ===========   ===========   =========    ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                          FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                              --------------------------------------------------------------------------------- ------------
                                                VIP                         VIP                                     VIP
                                   VIP        GROWTH &        VIP         GROWTH                       VIP         GROWTH
                                GROWTH &       INCOME       GROWTH     OPPORTUNITIES      VIP         GROWTH       STOCK
                                 INCOME     PORTFOLIO -- OPPORTUNITIES PORTFOLIO --     GROWTH     PORTFOLIO -- PORTFOLIO --
                              PORTFOLIO --    SERVICE    PORTFOLIO --     SERVICE    PORTFOLIO --    SERVICE      SERVICE
                              INITIAL CLASS   CLASS 2    INITIAL CLASS    CLASS 2    INITIAL CLASS   CLASS 2      CLASS 2
                              ------------- ------------ ------------- ------------- ------------- ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............  $25,428,328   18,028,260   11,041,819    26,091,989    65,299,201    24,976,387   36,805,871
Dividend receivable..........           --           --           --            --            --            --           --
Receivable for units sold....           --           --           --            --            --            --           --
                               -----------   ----------   ----------    ----------    ----------    ----------   ----------
       Total assets..........   25,428,328   18,028,260   11,041,819    26,091,989    65,299,201    24,976,387   36,805,871
                               -----------   ----------   ----------    ----------    ----------    ----------   ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......        1,011          780          440         1,240         2,449         1,067        1,767
Payable for units
  withdrawn..................           39        2,244       32,313        12,039         1,063        23,750       16,943
                               -----------   ----------   ----------    ----------    ----------    ----------   ----------
       Total liabilities.....        1,050        3,024       32,753        13,279         3,512        24,817       18,710
                               -----------   ----------   ----------    ----------    ----------    ----------   ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   25,351,398   18,025,236   10,966,654    24,784,731    65,245,775    24,951,570   34,850,803
   Variable annuity
     contract owners in
     the annuitization
     period..................       75,880           --       42,412     1,293,979        49,914            --    1,936,358
                               -----------   ----------   ----------    ----------    ----------    ----------   ----------
       Net assets............  $25,427,278   18,025,236   11,009,066    26,078,710    65,295,689    24,951,570   36,787,161
                               ===========   ==========   ==========    ==========    ==========    ==========   ==========
Investments in
  securities at cost.........  $17,137,319   12,618,618    6,380,518    17,366,144    36,941,605    16,399,209   29,590,225
                               ===========   ==========   ==========    ==========    ==========    ==========   ==========
Shares outstanding...........    1,223,692      882,441      329,508       785,903     1,028,658       397,713    1,887,481
                               ===========   ==========   ==========    ==========    ==========    ==========   ==========

                              ------------ ------------- ------------
                                  VIP
                               INVESTMENT                    VIP
                               GRADE BOND       VIP        MID CAP
                              PORTFOLIO --    MID CAP    PORTFOLIO --
                                SERVICE    PORTFOLIO --    SERVICE
                                CLASS 2    INITIAL CLASS   CLASS 2
                              ------------ ------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............  99,023,384     24,746     178,839,979
Dividend receivable..........          --         --              --
Receivable for units sold....          --         --              --
                              -----------     ------     -----------
       Total assets..........  99,023,384     24,746     178,839,979
                              -----------     ------     -----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......       4,663          1           8,070
Payable for units
  withdrawn..................      42,011        158          50,499
                              -----------     ------     -----------
       Total liabilities.....      46,674        159          58,569
                              -----------     ------     -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  94,457,584     24,587     174,013,792
   Variable annuity
     contract owners in
     the annuitization
     period..................   4,519,126         --       4,767,618
                              -----------     ------     -----------
       Net assets............  98,976,710     24,587     178,781,410
                              ===========     ======     ===========
Investments in
  securities at cost......... 100,987,212     20,012     150,839,389
                              ===========     ======     ===========
Shares outstanding...........   7,915,538        657       4,854,505
                              ===========     ======     ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                            FIDELITY(R) VARIABLE
                             INSURANCE PRODUCTS
                              FUND (CONTINUED)
                          ------------------------- --------------------------------
                                           VIP
                              VIP         VALUE         FRANKLIN
                            OVERSEAS    STRATEGIES      FOUNDING
                          PORTFOLIO -- PORTFOLIO -- FUNDS ALLOCATION FRANKLIN INCOME
                            INITIAL      SERVICE      VIP FUND --      VIP FUND --
                             CLASS       CLASS 2     CLASS 2 SHARES  CLASS 2 SHARES
                          ------------ ------------ ---------------- ---------------
ASSETS:
Investments at fair
 value (note 2b)......... $20,926,703   8,128,976      97,690,876      443,628,707
Dividend receivable......          --          --              --               --
Receivable for units sold          --          24              --               --
                          -----------   ---------      ----------      -----------
    Total assets.........  20,926,703   8,129,000      97,690,876      443,628,707
                          -----------   ---------      ----------      -----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         784         340           5,132           24,305
Payable for units
 withdrawn...............       2,713          --           1,090          300,069
                          -----------   ---------      ----------      -----------
    Total liabilities....       3,497         340           6,222          324,374
                          -----------   ---------      ----------      -----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  20,848,346   8,128,660      85,983,575      413,971,642
 Variable annuity
   contract owners in
   the
   annuitization period..      74,860          --      11,701,079       29,332,691
                          -----------   ---------      ----------      -----------
    Net assets........... $20,923,206   8,128,660      97,684,654      443,304,333
                          ===========   =========      ==========      ===========
Investments in
 securities at cost...... $19,143,110   6,378,213      99,197,439      419,560,565
                          ===========   =========      ==========      ===========
Shares outstanding.......   1,119,075     532,001      13,165,886       27,726,794
                          ===========   =========      ==========      ===========


                             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                          ------------------------------------------------------------------------------------------


                          FRANKLIN LARGE    FRANKLIN      TEMPLETON      TEMPLETON      TEMPLETON      TEMPLETON
                            CAP GROWTH   MUTUAL SHARES     FOREIGN        FOREIGN      GLOBAL BOND       GROWTH
                           VIP FUND --    VIP FUND --    VIP FUND --    VIP FUND --    VIP FUND --    VIP FUND --
                          CLASS 2 SHARES CLASS 2 SHARES CLASS 1 SHARES CLASS 2 SHARES CLASS 1 SHARES CLASS 2 SHARES
                          -------------- -------------- -------------- -------------- -------------- --------------
ASSETS:
Investments at fair
 value (note 2b).........    270,710       19,994,885     8,967,735      1,347,040      9,653,937      11,839,304
Dividend receivable......         --               --            --             --             --              --
Receivable for units sold         --               --        10,559             --             --              --
                             -------       ----------     ---------      ---------      ---------      ----------
    Total assets.........    270,710       19,994,885     8,978,294      1,347,040      9,653,937      11,839,304
                             -------       ----------     ---------      ---------      ---------      ----------
LIABILITIES:
Accrued expenses payable
 to affiliate (note 4)...         11              855           356             67            356             510
Payable for units
 withdrawn...............      4,848            3,386            --          5,094            126          36,446
                             -------       ----------     ---------      ---------      ---------      ----------
    Total liabilities....      4,859            4,241           356          5,161            482          36,956
                             -------       ----------     ---------      ---------      ---------      ----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    265,851       19,853,937     8,977,938      1,027,097      9,651,457      11,530,749
 Variable annuity
   contract owners in
   the
   annuitization period..         --          136,707            --        314,782          1,998         271,599
                             -------       ----------     ---------      ---------      ---------      ----------
    Net assets...........    265,851       19,990,644     8,977,938      1,341,879      9,653,455      11,802,348
                             =======       ==========     =========      =========      =========      ==========
Investments in
 securities at cost......    189,371       14,129,835     8,617,366      1,297,569      9,425,299      10,100,827
                             =======       ==========     =========      =========      =========      ==========
Shares outstanding.......     11,801          884,729       584,598         89,504        520,147         810,356
                             =======       ==========     =========      =========      =========      ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014





                                                                          GE INVESTMENTS FUNDS, INC.
                              -----------------------------------------------------------------------------------------

                                                          PREMIER
                              CORE VALUE                  GROWTH    REAL ESTATE
                                EQUITY                    EQUITY    SECURITIES                SMALL-CAP    TOTAL RETURN
                               FUND --    INCOME FUND --  FUND --     FUND --   S&P 500(R)  EQUITY FUND --   FUND --
                               CLASS 1       CLASS 1      CLASS 1     CLASS 1     INDEX        CLASS 1       CLASS 1
                                SHARES        SHARES      SHARES      SHARES       FUND         SHARES        SHARES
                              ----------- -------------- ---------- ----------- ----------- -------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............ $14,780,709   28,535,392   33,794,666 73,717,939  165,536,156   37,583,305   923,265,387
Dividend receivable..........          --           --           --         --           --           --            --
Receivable for units sold....         579          941           --         --           --           --            --
                              -----------   ----------   ---------- ----------  -----------   ----------   -----------
       Total assets..........  14,781,288   28,536,333   33,794,666 73,717,939  165,536,156   37,583,305   923,265,387
                              -----------   ----------   ---------- ----------  -----------   ----------   -----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......         635        1,168        1,424      3,219        6,828        1,601        42,114
Payable for units
  withdrawn..................          --           --       35,674     22,348       31,685       35,280       318,988
                              -----------   ----------   ---------- ----------  -----------   ----------   -----------
       Total liabilities.....         635        1,168       37,098     25,567       38,513       36,881       361,102
                              -----------   ----------   ---------- ----------  -----------   ----------   -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  14,780,389   28,525,255   33,632,130 72,381,697  165,384,245   37,543,974   714,694,745
   Variable annuity
     contract owners in
     the annuitization
     period..................         264        9,910      125,438  1,310,675      113,398        2,450   208,209,540
                              -----------   ----------   ---------- ----------  -----------   ----------   -----------
       Net assets............ $14,780,653   28,535,165   33,757,568 73,692,372  165,497,643   37,546,424   922,904,285
                              ===========   ==========   ========== ==========  ===========   ==========   ===========
Investments in
  securities at cost......... $12,970,562   28,659,894   24,792,762 65,688,101  106,037,571   34,582,242   835,996,021
                              ===========   ==========   ========== ==========  ===========   ==========   ===========
Shares outstanding...........   1,340,046    2,468,460      317,083  5,001,217    4,522,846    2,611,765    49,083,753
                              ===========   ==========   ========== ==========  ===========   ==========   ===========

                                                          GOLDMAN
                                                           SACHS
                                                         VARIABLE
                                                         INSURANCE
                                                           TRUST
                              --------------------------------------
                                                          GOLDMAN
                                                           SACHS
                                                         LARGE CAP
                              TOTAL RETURN U.S. EQUITY     VALUE
                                FUND --      FUND --      FUND --
                                CLASS 3      CLASS 1   INSTITUTIONAL
                                 SHARES      SHARES       SHARES
                              ------------ ----------- -------------
ASSETS:
Investments at fair
  value (note 2b)............ 883,589,800  30,276,793   10,331,356
Dividend receivable..........          --          --           --
Receivable for units sold....          --          --           --
                              -----------  ----------   ----------
       Total assets.......... 883,589,800  30,276,793   10,331,356
                              -----------  ----------   ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......      47,094       1,276          416
Payable for units
  withdrawn..................     255,355       2,905          139
                              -----------  ----------   ----------
       Total liabilities.....     302,449       4,181          555
                              -----------  ----------   ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period.................. 828,813,996  29,998,468   10,330,801
   Variable annuity
     contract owners in
     the annuitization
     period..................  54,473,355     274,144           --
                              -----------  ----------   ----------
       Net assets............ 883,287,351  30,272,612   10,330,801
                              ===========  ==========   ==========
Investments in
  securities at cost......... 795,136,649  21,909,676   10,059,074
                              ===========  ==========   ==========
Shares outstanding...........  47,124,789     625,037      907,055
                              ===========  ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                GOLDMAN SACHS VARIABLE
                              INSURANCE TRUST (CONTINUED)                                         JPMORGAN INSURANCE TRUST
                              --------------------------  -----------------------------------------------------------------
                                                                                      JPMORGAN      JPMORGAN     JPMORGAN
                                                            JPMORGAN     JPMORGAN     INSURANCE    INSURANCE    INSURANCE
                                GOLDMAN       GOLDMAN      INSURANCE    INSURANCE       TRUST        TRUST        TRUST
                                 SACHS      SACHS MONEY      TRUST        TRUST     INTERNATIONAL   INTREPID     INTREPID
                                MID CAP    MARKET FUND --  CORE BOND   EQUITY INDEX    EQUITY        GROWTH      MID CAP
                                 VALUE        SERVICE     PORTFOLIO -- PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --
                                 FUND          SHARES       CLASS 1      CLASS 1       CLASS 1      CLASS 1      CLASS 1
                              -----------  -------------- ------------ ------------ ------------- ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............ $59,991,198   158,621,675    3,214,006        --           --            --        439,227
Dividend receivable..........          --           818           --        --           --            --             --
Receivable for units sold....          --            --           --        --           --            --             --
                              -----------   -----------    ---------        --           --            --        -------
       Total assets..........  59,991,198   158,622,493    3,214,006        --           --            --        439,227
                              -----------   -----------    ---------        --           --            --        -------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......       2,461         6,841          156        --           --            --             23
Payable for units
  withdrawn..................       5,492       447,758       34,363        --           --            --             57
                              -----------   -----------    ---------        --           --            --        -------
       Total liabilities.....       7,953       454,599       34,519        --           --            --             80
                              -----------   -----------    ---------        --           --            --        -------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  59,920,817   158,000,224    2,452,883        --           --            --        300,591
   Variable annuity
     contract owners in
     the annuitization
     period..................      62,428       167,670      726,604        --           --            --        138,556
                              -----------   -----------    ---------        --           --            --        -------
       Net assets............ $59,983,245   158,167,894    3,179,487        --           --            --        439,147
                              ===========   ===========    =========        ==           ==            ==        =======
Investments in
  securities at cost......... $52,275,923   158,621,675    3,194,775        --           --            --        303,572
                              ===========   ===========    =========        ==           ==            ==        =======
Shares outstanding...........   3,441,836   158,621,675      287,221        --           --            --         18,075
                              ===========   ===========    =========        ==           ==            ==        =======


                              ---------------------------------------
                                JPMORGAN     JPMORGAN     JPMORGAN
                               INSURANCE    INSURANCE    INSURANCE
                                 TRUST        TRUST        TRUST
                                MID CAP      MID CAP     SMALL CAP
                                 GROWTH       VALUE         CORE
                              PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                                CLASS 1      CLASS 1      CLASS 1
                              ------------ ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............      --        107,756       7,933
Dividend receivable..........      --             --          --
Receivable for units sold....      --             --          --
                                   --        -------       -----
       Total assets..........      --        107,756       7,933
                                   --        -------       -----
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......      --              5          --
Payable for units
  withdrawn..................      --              1          --
                                   --        -------       -----
       Total liabilities.....      --              6          --
                                   --        -------       -----
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................      --        107,750       7,933
   Variable annuity
     contract owners in
     the annuitization
     period..................      --             --          --
                                   --        -------       -----
       Net assets............      --        107,750       7,933
                                   ==        =======       =====
Investments in
  securities at cost.........      --         56,405       4,555
                                   ==        =======       =====
Shares outstanding...........      --          9,444         330
                                   ==        =======       =====

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                JPMORGAN
                               INSURANCE
                                 TRUST
                              (CONTINUED)                                                     JANUS ASPEN SERIES
                              ------------ ---------------------------------------------------------------------------------
                                JPMORGAN
                               INSURANCE                                                           FLEXIBLE
                               TRUST U.S.    BALANCED      BALANCED    ENTERPRISE    ENTERPRISE      BOND          FORTY
                                 EQUITY    PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO --
                              PORTFOLIO -- INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL INSTITUTIONAL
                                CLASS 1       SHARES        SHARES       SHARES        SHARES       SHARES        SHARES
                              ------------ ------------- ------------ ------------- ------------ ------------- -------------
ASSETS:
Investments at fair
  value (note 2b)............  $1,293,851   93,411,668   132,974,589   51,559,373    4,893,109    18,250,279    38,912,320
Dividend receivable..........          --           --            --           --           --            --            --
Receivable for units sold....          --           --            --           --           15            --            --
                               ----------   ----------   -----------   ----------    ---------    ----------    ----------
       Total assets..........   1,293,851   93,411,668   132,974,589   51,559,373    4,893,124    18,250,279    38,912,320
                               ----------   ----------   -----------   ----------    ---------    ----------    ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......          68        3,676         6,511        2,044          209           710         1,583
Payable for units
  withdrawn..................          67       71,378         8,046        1,929           --         2,783        58,214
                               ----------   ----------   -----------   ----------    ---------    ----------    ----------
       Total liabilities.....         135       75,054        14,557        3,973          209         3,493        59,797
                               ----------   ----------   -----------   ----------    ---------    ----------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................     880,963   93,188,207   127,237,285   51,478,744    4,892,915    18,246,786    38,598,200
   Variable annuity
     contract owners in
     the annuitization
     period..................     412,753      148,407     5,722,747       76,656           --            --       254,323
                               ----------   ----------   -----------   ----------    ---------    ----------    ----------
       Net assets............  $1,293,716   93,336,614   132,960,032   51,555,400    4,892,915    18,246,786    38,852,523
                               ==========   ==========   ===========   ==========    =========    ==========    ==========
Investments in
  securities at cost.........  $  788,389   76,876,321   112,682,882   28,533,218    2,748,024    18,673,766    31,132,460
                               ==========   ==========   ===========   ==========    =========    ==========    ==========
Shares outstanding...........      48,368    2,972,054     4,033,200      834,834       82,570     1,523,396       966,286
                               ==========   ==========   ===========   ==========    =========    ==========    ==========




                              ----------------------------------------

                                              GLOBAL        GLOBAL
                                 FORTY       RESEARCH      RESEARCH
                              PORTFOLIO -- PORTFOLIO --  PORTFOLIO --
                                SERVICE    INSTITUTIONAL   SERVICE
                                 SHARES       SHARES        SHARES
                              ------------ ------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............  47,692,054   52,725,834    4,619,183
Dividend receivable..........          --           --           --
Receivable for units sold....          --           --          222
                               ----------   ----------    ---------
       Total assets..........  47,692,054   52,725,834    4,619,405
                               ----------   ----------    ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......       2,233        2,033          199
Payable for units
  withdrawn..................      54,440       17,421           --
                               ----------   ----------    ---------
       Total liabilities.....      56,673       19,454          199
                               ----------   ----------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  45,693,169   52,593,851    4,619,206
   Variable annuity
     contract owners in
     the annuitization
     period..................   1,942,212      112,529           --
                               ----------   ----------    ---------
       Net assets............  47,635,381   52,706,380    4,619,206
                               ==========   ==========    =========
Investments in
  securities at cost.........  42,918,517   38,195,177    3,204,251
                               ==========   ==========    =========
Shares outstanding...........   1,216,324    1,272,035      113,299
                               ==========   ==========    =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                                JANUS ASPEN SERIES (CONTINUED)
                              ------------------------------------------------------------------

                                 GLOBAL
                               TECHNOLOGY      JANUS        JANUS       OVERSEAS      OVERSEAS
                              PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO --
                                SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE
                                 SHARES       SHARES        SHARES       SHARES        SHARES
                              ------------ ------------- ------------ ------------- ------------
ASSETS:
Investments at fair
  value (note 2b)............  $6,404,450   51,767,572    4,353,713    32,623,735    4,515,339
Dividend receivable..........          --           --           --            --           --
Receivable for units sold....          --           --           --            --           --
                               ----------   ----------    ---------    ----------    ---------
       Total assets..........   6,404,450   51,767,572    4,353,713    32,623,735    4,515,339
                               ----------   ----------    ---------    ----------    ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......         260        2,023          187         1,296          190
Payable for units
  withdrawn..................          19       36,424          412        33,940            9
                               ----------   ----------    ---------    ----------    ---------
       Total liabilities.....         279       38,447          599        35,236          199
                               ----------   ----------    ---------    ----------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   6,404,171   51,651,867    4,353,114    32,497,850    4,515,140
   Variable annuity
     contract owners in
     the annuitization
     period..................          --       77,258           --        90,649           --
                               ----------   ----------    ---------    ----------    ---------
       Net assets............  $6,404,171   51,729,125    4,353,114    32,588,499    4,515,140
                               ==========   ==========    =========    ==========    =========
Investments in
  securities at cost.........  $4,143,195   32,836,668    2,626,078    40,133,207    4,425,485
                               ==========   ==========    =========    ==========    =========
Shares outstanding...........     748,183    1,447,639      123,650     1,001,957      143,117
                               ==========   ==========    =========    ==========    =========

                                         LEGG MASON PARTNERS VARIABLE EQUITY TRUST
                              ----------------------------------------------------------------
                              CLEARBRIDGE  CLEARBRIDGE  CLEARBRIDGE  CLEARBRIDGE  CLEARBRIDGE
                                VARIABLE     VARIABLE     VARIABLE     VARIABLE     VARIABLE
                               AGGRESSIVE    ALL CAP       EQUITY       EQUITY     LARGE CAP
                                 GROWTH       VALUE        INCOME       INCOME       VALUE
                              PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                                CLASS II     CLASS I      CLASS I      CLASS II     CLASS I
                              ------------ ------------ ------------ ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............  33,344,855       --       6,144,435    7,671,915    26,733,447
Dividend receivable..........          --       --              --           --            --
Receivable for units sold....          --       --          25,000           --           124
                               ----------       --       ---------    ---------    ----------
       Total assets..........  33,344,855       --       6,169,435    7,671,915    26,733,571
                               ----------       --       ---------    ---------    ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......       1,451       --             252          421         1,122
Payable for units
  withdrawn..................         163       --              --          456            --
                               ----------       --       ---------    ---------    ----------
       Total liabilities.....       1,614       --             252          877         1,122
                               ----------       --       ---------    ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  33,343,241       --       6,163,785    7,337,188    26,719,532
   Variable annuity
     contract owners in
     the annuitization
     period..................          --       --           5,398      333,850        12,917
                               ----------       --       ---------    ---------    ----------
       Net assets............  33,343,241       --       6,169,183    7,671,038    26,732,449
                               ==========       ==       =========    =========    ==========
Investments in
  securities at cost.........  30,782,089       --       4,677,519    5,741,738    25,159,537
                               ==========       ==       =========    =========    ==========
Shares outstanding...........   1,121,967       --         384,749      478,896     1,373,058
                               ==========       ==       =========    =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                               LEGG MASON
                                PARTNERS
                                VARIABLE
                              INCOME TRUST                       MFS(R) VARIABLE INSURANCE TRUST
                              ------------ ---------------------------------------------------------------------------
                                WESTERN
                                 ASSET        MFS(R)
                                VARIABLE     INVESTORS   MFS(R) INVESTORS  MFS(R) NEW   MFS(R) TOTAL
                               STRATEGIC   GROWTH STOCK       TRUST         DISCOVERY      RETURN     MFS(R) UTILITIES
                                  BOND       SERIES --      SERIES --       SERIES --     SERIES --      SERIES --
                              PORTFOLIO -- SERVICE CLASS  SERVICE CLASS   SERVICE CLASS SERVICE CLASS  SERVICE CLASS
                                CLASS I       SHARES          SHARES         SHARES        SHARES          SHARES
                              ------------ ------------- ---------------- ------------- ------------- ----------------
ASSETS:
Investments at fair
  value (note 2b)............     $--        8,996,764      6,893,796      17,852,687    55,666,602      23,852,623
Dividend receivable..........      --               --             --              --            --              --
Receivable for units sold....      --            3,569             --             620            --              15
                                  ---        ---------      ---------      ----------    ----------      ----------
       Total assets..........      --        9,000,333      6,893,796      17,853,307    55,666,602      23,852,638
                                  ---        ---------      ---------      ----------    ----------      ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......      --              390            296             749         2,933           1,024
Payable for units
  withdrawn..................      --               --         30,868              --         4,943              --
                                  ---        ---------      ---------      ----------    ----------      ----------
       Total liabilities.....      --              390         31,164             749         7,876           1,024
                                  ---        ---------      ---------      ----------    ----------      ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................      --        8,999,943      6,855,570      17,852,558    53,267,035      23,772,106
   Variable annuity
     contract owners in
     the annuitization
     period..................      --               --          7,062              --     2,391,691          79,508
                                  ---        ---------      ---------      ----------    ----------      ----------
       Net assets............     $--        8,999,943      6,862,632      17,852,558    55,658,726      23,851,614
                                  ===        =========      =========      ==========    ==========      ==========
Investments in
  securities at cost.........     $--        5,805,980      4,296,997      18,355,186    44,826,333      18,593,112
                                  ===        =========      =========      ==========    ==========      ==========
Shares outstanding...........      --          575,609        228,802       1,166,842     2,324,284         712,444
                                  ===        =========      =========      ==========    ==========      ==========

                              MFS(R) VARIABLE
                                 INSURANCE
                                  TRUST II      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                              ---------------- -------------------------------------

                                               OPPENHEIMER  OPPENHEIMER  OPPENHEIMER
                              MFS(R) STRATEGIC   CAPITAL      CAPITAL      CAPITAL
                                   INCOME      APPRECIATION APPRECIATION   INCOME
                                PORTFOLIO --    FUND/VA --   FUND/VA --  FUND/VA --
                               SERVICE CLASS   NON-SERVICE    SERVICE    NON-SERVICE
                                   SHARES         SHARES       SHARES      SHARES
                              ---------------- ------------ ------------ -----------
ASSETS:
Investments at fair
  value (note 2b)............      28,041       36,970,276   6,527,499   13,517,630
Dividend receivable..........          --               --          --           --
Receivable for units sold....          --               --          --           --
                                   ------       ----------   ---------   ----------
       Total assets..........      28,041       36,970,276   6,527,499   13,517,630
                                   ------       ----------   ---------   ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......           1            1,432         276          506
Payable for units
  withdrawn..................          --            1,059      20,871        4,370
                                   ------       ----------   ---------   ----------
       Total liabilities.....           1            2,491      21,147        4,876
                                   ------       ----------   ---------   ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................      28,040       36,883,338   6,506,352   13,509,770
   Variable annuity
     contract owners in
     the annuitization
     period..................          --           84,447          --        2,984
                                   ------       ----------   ---------   ----------
       Net assets............      28,040       36,967,785   6,506,352   13,512,754
                                   ======       ==========   =========   ==========
Investments in
  securities at cost.........      28,227       21,829,476   4,078,927   12,908,316
                                   ======       ==========   =========   ==========
Shares outstanding...........       2,827          569,913     101,516      921,447
                                   ======       ==========   =========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014


                                                            OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                              ---------------------------------------------------------------------------------------------
                                                                                                    OPPENHEIMER
                                                          OPPENHEIMER   OPPENHEIMER                   GLOBAL
                               OPPENHEIMER   OPPENHEIMER DISCOVERY MID DISCOVERY MID                 STRATEGIC  OPPENHEIMER
                              CAPITAL INCOME  CORE BOND   CAP GROWTH    CAP GROWTH    OPPENHEIMER     INCOME    MAIN STREET
                                FUND/VA --   FUND/VA --   FUND/VA --    FUND/VA --       GLOBAL     FUND/VA --  FUND/VA --
                                 SERVICE     NON-SERVICE  NON-SERVICE     SERVICE      FUND/VA --   NON-SERVICE   SERVICE
                                  SHARES       SHARES       SHARES        SHARES     SERVICE SHARES   SHARES      SHARES
                              -------------- ----------- ------------- ------------- -------------- ----------- -----------
ASSETS:
Investments at fair
  value (note 2b)............  $25,911,343   13,216,583   26,706,295     3,124,754    108,139,593    4,751,694  99,870,148
Dividend receivable..........           --           --           --            --             --           --          --
Receivable for units sold....           --        1,177           --            --             --           --          --
                               -----------   ----------   ----------     ---------    -----------    ---------  ----------
       Total assets..........   25,911,343   13,217,760   26,706,295     3,124,754    108,139,593    4,751,694  99,870,148
                               -----------   ----------   ----------     ---------    -----------    ---------  ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......        1,391          517          999           134          4,848          183       4,679
Payable for units
  withdrawn..................        2,883           --          723         1,852         67,240          819      31,835
                               -----------   ----------   ----------     ---------    -----------    ---------  ----------
       Total liabilities.....        4,274          517        1,722         1,986         72,088        1,002      36,514
                               -----------   ----------   ----------     ---------    -----------    ---------  ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   24,408,663   13,162,074   26,552,369     3,122,768    105,519,810    4,708,734  95,829,789
   Variable annuity
     contract owners in
     the annuitization
     period..................    1,498,406       55,169      152,204            --      2,547,695       41,958   4,003,845
                               -----------   ----------   ----------     ---------    -----------    ---------  ----------
       Net assets............  $25,907,069   13,217,243   26,704,573     3,122,768    108,067,505    4,750,692  99,833,634
                               ===========   ==========   ==========     =========    ===========    =========  ==========
Investments in
  securities at cost.........  $22,939,156   14,398,687   16,293,501     2,198,967     84,690,875    4,963,162  58,154,904
                               ===========   ==========   ==========     =========    ===========    =========  ==========
Shares outstanding...........    1,788,222    1,660,375      338,826        41,002      2,765,011      896,546   2,996,404
                               ===========   ==========   ==========     =========    ===========    =========  ==========

                                              PIMCO VARIABLE INSURANCE
                                                       TRUST
                              ------------------------------------------
                                                           FOREIGN BOND
                               OPPENHEIMER                  PORTFOLIO
                               MAIN STREET                 (U.S. DOLLAR
                                SMALL CAP     ALL ASSET     HEDGED) --
                              FUND(R)/VA -- PORTFOLIO --  ADMINISTRATIVE
                                 SERVICE    ADVISOR CLASS     CLASS
                                 SHARES        SHARES         SHARES
                              ------------- ------------- --------------
ASSETS:
Investments at fair
  value (note 2b)............  74,122,625    10,890,591     4,042,074
Dividend receivable..........          --            --         9,628
Receivable for units sold....          --            --           188
                               ----------    ----------     ---------
       Total assets..........  74,122,625    10,890,591     4,051,890
                               ----------    ----------     ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......       3,441           462           173
Payable for units
  withdrawn..................      37,739             3            --
                               ----------    ----------     ---------
       Total liabilities.....      41,180           465           173
                               ----------    ----------     ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  71,178,434    10,890,126     4,051,717
   Variable annuity
     contract owners in
     the annuitization
     period..................   2,903,011            --            --
                               ----------    ----------     ---------
       Net assets............  74,081,445    10,890,126     4,051,717
                               ==========    ==========     =========
Investments in
  securities at cost.........  52,662,144    11,657,825     3,816,988
                               ==========    ==========     =========
Shares outstanding...........   2,822,644     1,040,171       370,833
                               ==========    ==========     =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                                                                             RYDEX
                                                                                           VARIABLE
                                      PIMCO VARIABLE INSURANCE TRUST (CONTINUED)             TRUST      THE ALGER PORTFOLIOS
                              ----------------------------------------------------------- ----------- -------------------------
                                               LONG-TERM
                                                  U.S.
                                HIGH YIELD     GOVERNMENT    LOW DURATION   TOTAL RETURN              ALGER LARGE  ALGER SMALL
                               PORTFOLIO --   PORTFOLIO --   PORTFOLIO --   PORTFOLIO --               CAP GROWTH   CAP GROWTH
                              ADMINISTRATIVE ADMINISTRATIVE ADMINISTRATIVE ADMINISTRATIVE             PORTFOLIO -- PORTFOLIO --
                                  CLASS          CLASS          CLASS          CLASS       NASDAQ --   CLASS I-2    CLASS I-2
                                  SHARES         SHARES         SHARES         SHARES     100(R) FUND    SHARES       SHARES
                              -------------- -------------- -------------- -------------- ----------- ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............  $83,549,422     20,870,827    184,225,166    259,685,859    5,063,234   33,344,856   24,162,154
Dividend receivable..........      427,644         44,167        290,141        599,028           --           --           --
Receivable for units sold....           --             --             --             --           --           --           --
                               -----------     ----------    -----------    -----------    ---------   ----------   ----------
       Total assets..........   83,977,066     20,914,994    184,515,307    260,284,887    5,063,234   33,344,856   24,162,154
                               -----------     ----------    -----------    -----------    ---------   ----------   ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......        3,769            889          8,748         11,535          213        1,339          962
Payable for units
  withdrawn..................       20,825          5,352         56,664        128,516       37,535          214        7,614
                               -----------     ----------    -----------    -----------    ---------   ----------   ----------
       Total liabilities.....       24,594          6,241         65,412        140,051       37,748        1,553        8,576
                               -----------     ----------    -----------    -----------    ---------   ----------   ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   81,918,578     20,901,669    175,524,959    254,824,816    5,025,486   33,264,804   24,054,522
   Variable annuity
     contract owners in
     the annuitization
     period..................    2,033,894          7,084      8,924,936      5,320,020           --       78,499       99,056
                               -----------     ----------    -----------    -----------    ---------   ----------   ----------
       Net assets............  $83,952,472     20,908,753    184,449,895    260,144,836    5,025,486   33,343,303   24,153,578
                               ===========     ==========    ===========    ===========    =========   ==========   ==========
Investments in
  securities at cost.........  $81,139,695     20,581,553    181,985,855    257,384,985    3,422,242   25,477,527   22,083,988
                               ===========     ==========    ===========    ===========    =========   ==========   ==========
Shares outstanding...........   10,562,506      1,732,019     17,412,587     23,186,237      150,244      567,572      811,900
                               ===========     ==========    ===========    ===========    =========   ==========   ==========


                                    THE PRUDENTIAL SERIES FUND
                              --------------------------------------

                                JENNISON
                                 20/20                    NATURAL
                                 FOCUS       JENNISON    RESOURCES
                              PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                                CLASS II     CLASS II     CLASS II
                                 SHARES       SHARES       SHARES
                              ------------ ------------ ------------
ASSETS:
Investments at fair
  value (note 2b)............  7,005,154    2,548,927    24,086,599
Dividend receivable..........         --           --            --
Receivable for units sold....         --           --            --
                               ---------    ---------    ----------
       Total assets..........  7,005,154    2,548,927    24,086,599
                               ---------    ---------    ----------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......        301          113         1,090
Payable for units
  withdrawn..................        170          172        97,087
                               ---------    ---------    ----------
       Total liabilities.....        471          285        98,177
                               ---------    ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  7,004,683    2,535,815    23,337,671
   Variable annuity
     contract owners in
     the annuitization
     period..................         --       12,827       650,751
                               ---------    ---------    ----------
       Net assets............  7,004,683    2,548,642    23,988,422
                               =========    =========    ==========
Investments in
  securities at cost.........  4,619,927    1,538,857    29,812,958
                               =========    =========    ==========
Shares outstanding...........    325,973       64,043       816,495
                               =========    =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                                               WELLS FARGO
                                 THE PRUDENTIAL SERIES FUND     VARIABLE
                                        (CONTINUED)               TRUST
                              -------------------------------- -----------
                                                               WELLS FARGO
                              SP INTERNATIONAL  SP PRUDENTIAL   ADVANTAGE
                                   GROWTH       U.S. EMERGING   VT OMEGA
                                PORTFOLIO --       GROWTH        GROWTH
                                  CLASS II      PORTFOLIO --     FUND --
                                   SHARES      CLASS II SHARES   CLASS 2
                              ---------------- --------------- -----------
ASSETS:
Investments at fair
  value (note 2b)............      $2,540          26,082       3,715,947
Dividend receivable..........          --              --              --
Receivable for units sold....          --              --              --
                                   ------          ------       ---------
       Total assets..........       2,540          26,082       3,715,947
                                   ------          ------       ---------
LIABILITIES:
Accrued expenses payable
  to affiliate (note 4)......          --               1             155
Payable for units
  withdrawn..................          --              --              22
                                   ------          ------       ---------
       Total liabilities.....          --               1             177
                                   ------          ------       ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................       2,540          26,081       3,715,770
   Variable annuity
     contract owners in
     the annuitization
     period..................          --              --              --
                                   ------          ------       ---------
       Net assets............      $2,540          26,081       3,715,770
                                   ======          ======       =========
Investments in
  securities at cost.........      $3,065          14,717       3,554,292
                                   ======          ======       =========
Shares outstanding...........         436           2,302         138,191
                                   ======          ======       =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Statements of Operations


                                         -------------------------
                                         INVESCO V.I. INVESCO V.I.
                                           AMERICAN     AMERICAN
                                          FRANCHISE    FRANCHISE
                                           FUND --      FUND --
                           CONSOLIDATED    SERIES I    SERIES II
                              TOTAL         SHARES       SHARES
                          -------------  ------------ ------------

                          ----------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $ 129,284,635       3,641          --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   127,325,631     134,910      96,143
                          -------------    --------     -------
Net investment income
  (expense)..............     1,959,004    (131,269)    (96,143)
                          -------------    --------     -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   274,740,307     446,628     584,602
   Change in unrealized
     appreciation
     (depreciation)......  (229,104,888)    243,095     (97,613)
   Capital gain
     distributions.......   272,017,336          --          --
                          -------------    --------     -------
Net realized and
  unrealized gain (loss)
  on investments.........   317,652,755     689,723     486,989
                          -------------    --------     -------
Increase (decrease) in
  net assets from
  operations............. $ 319,611,759     558,454     390,846
                          =============    ========     =======

                            AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                          --------------------------------------------------------------------------------------------
                                       INVESCO V.I. INVESCO V.I. INVESCO V.I. INVESCO V.I. INVESCO V.I.  INVESCO V.I.
                          INVESCO V.I.     CORE      EQUITY AND  GLOBAL REAL   GOVERNMENT  INTERNATIONAL   MANAGED
                            COMSTOCK      EQUITY       INCOME       ESTATE     SECURITIES     GROWTH      VOLATILITY
                            FUND --      FUND --      FUND --      FUND --      FUND --       FUND --      FUND --
                           SERIES II     SERIES I    SERIES II    SERIES II     SERIES I     SERIES II     SERIES I
                             SHARES       SHARES       SHARES       SHARES       SHARES       SHARES        SHARES
                          ------------ ------------ ------------ ------------ ------------ ------------- ------------
                                      YEAR ENDED DECEMBER 31, 2014
                          --------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    434,010     110,777       347,840       4,719        135          753,552        37
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    630,933     183,808       423,313       9,186         31          945,607        10
                           ---------     -------     ---------      ------        ---       ----------       ---
Net investment income
  (expense)..............   (196,923)    (73,031)      (75,473)     (4,467)       104         (192,055)       27
                           ---------     -------     ---------      ------        ---       ----------       ---
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  2,843,756     702,522       993,012      38,073         (2)       2,942,715         1
   Change in unrealized
     appreciation
     (depreciation)......    228,077     (13,507)     (540,231)     36,076         35       (3,446,718)      134
   Capital gain
     distributions.......         --      61,849     1,072,790          --         --               --        61
                           ---------     -------     ---------      ------        ---       ----------       ---
Net realized and
  unrealized gain (loss)
  on investments.........  3,071,833     750,864     1,525,571      74,149         33         (504,003)      196
                           ---------     -------     ---------      ------        ---       ----------       ---
Increase (decrease) in
  net assets from
  operations.............  2,874,910     677,833     1,450,098      69,682        137         (696,058)      223
                           =========     =======     =========      ======        ===       ==========       ===

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                               AIM VARIABLE INSURANCE FUNDS
                            (INVESCO VARIABLE INSURANCE FUNDS)
                                        (CONTINUED)
                          --------------------------------------  -----------------
                          INVESCO V.I.              INVESCO V.I.
                            MID CAP    INVESCO V.I.     VALUE     ALLIANCEBERNSTEIN
                             GROWTH     TECHNOLOGY  OPPORTUNITIES  BALANCED WEALTH
                            FUND --      FUND --       FUND --        STRATEGY
                            SERIES I     SERIES I     SERIES II     PORTFOLIO --
                             SHARES       SHARES       SHARES          CLASS B
                          ------------ ------------ ------------- -----------------
                                                 YEAR ENDED DECEMBER 31, 2014
                          ---------------------------------------------------------
Investment income and
 expense:
 Income -- Ordinary
   dividends.............     $--           --          89,600          466,042
 Mortality and expense
   risk and
   administrative
   charges (note 4a).....      --           12         124,249          348,883
                              ---          ---         -------       ----------
Net investment income
 (expense)...............      --          (12)        (34,649)         117,159
                              ---          ---         -------       ----------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss)      --           29         293,416          594,222
 Change in unrealized
   appreciation
   (depreciation)........      --            3         101,592       (2,716,647)
 Capital gain
   distributions.........      --          137              --        2,980,436
                              ---          ---         -------       ----------
Net realized and
 unrealized gain (loss)
 on investments..........      --          169         395,008          858,011
                              ---          ---         -------       ----------
Increase (decrease) in
 net assets from
 operations..............     $--          157         360,359          975,170
                              ===          ===         =======       ==========




                                    ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                          -----------------------------------------------------------------------------------------

                          ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                           GLOBAL THEMATIC     GROWTH AND       INTERNATIONAL       LARGE CAP         SMALL CAP
                               GROWTH            INCOME             VALUE            GROWTH            GROWTH
                            PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --      PORTFOLIO --
                               CLASS B           CLASS B           CLASS B           CLASS B           CLASS B
                          ----------------- ----------------- ----------------- ----------------- -----------------

                          ----------------- -----------------------------------------------------------------------
Investment income and
 expense:
 Income -- Ordinary
   dividends.............           --            587,222         2,111,555                --                --
 Mortality and expense
   risk and
   administrative
   charges (note 4a).....       73,182            828,761           992,603           198,945           471,638
                              --------          ---------        ----------         ---------        ----------
Net investment income
 (expense)...............      (73,182)          (241,539)        1,118,952          (198,945)         (471,638)
                              --------          ---------        ----------         ---------        ----------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss)      590,493          3,509,123           989,257         1,168,090           546,577
 Change in unrealized
   appreciation
   (depreciation)........     (268,546)           617,091        (7,251,563)          475,963        (5,127,482)
 Capital gain
   distributions.........           --                 --                --                --         4,102,209
                              --------          ---------        ----------         ---------        ----------
Net realized and
 unrealized gain (loss)
 on investments..........      321,947          4,126,214        (6,262,306)        1,644,053          (478,696)
                              --------          ---------        ----------         ---------        ----------
Increase (decrease) in
 net assets from
 operations..............      248,765          3,884,675        (5,143,354)        1,445,108          (950,334)
                              ========          =========        ==========         =========        ==========

                             AMERICAN
                             CENTURY
                             VARIABLE
                          PORTFOLIOS II,
                               INC.
                          --------------


                           VP INFLATION
                            PROTECTION
                             FUND --
                             CLASS II
                          --------------

                          ---------------
Investment income and
 expense:
 Income -- Ordinary
   dividends.............     933,525
 Mortality and expense
   risk and
   administrative
   charges (note 4a).....   1,255,778
                            ---------
Net investment income
 (expense)...............    (322,253)
                            ---------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain (loss)    (979,929)
 Change in unrealized
   appreciation
   (depreciation)........     716,436
 Capital gain
   distributions.........   1,860,681
                            ---------
Net realized and
 unrealized gain (loss)
 on investments..........   1,597,188
                            ---------
Increase (decrease) in
 net assets from
 operations..............   1,274,935
                            =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                            AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.            BLACKROCK VARIABLE SERIES FUNDS, INC.
                          ---------------------------------------------- ------------------------------------------------------

                                                                                           BLACKROCK
                                                                                             GLOBAL     BLACKROCK    BLACKROCK
                                                                            BLACKROCK      ALLOCATION   LARGE CAP      VALUE
                          VP INCOME &      VP                            BASIC VALUE V.I.     V.I.     GROWTH V.I. OPPORTUNITIES
                            GROWTH    INTERNATIONAL VP ULTRA(R) VP VALUE     FUND --        FUND --      FUND --    V.I. FUND--
                            FUND --      FUND --      FUND --   FUND --     CLASS III      CLASS III    CLASS III    CLASS III
                            CLASS I      CLASS I      CLASS I   CLASS I       SHARES         SHARES      SHARES       SHARES
                          ----------- ------------- ----------- -------- ---------------- -----------  ----------- -------------
                                                                            YEAR ENDED DECEMBER 31, 2014
                          ------------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $1,871        14,596         214     1,342         152,047      8,567,634     14,464        8,680
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    1,552        15,620       1,661     1,300         209,601      7,541,751     64,533      114,401
                            ------      --------      ------     -----      ----------    -----------   --------     --------
Net investment income
  (expense)..............      319        (1,024)     (1,447)       42         (57,554)     1,025,883    (50,069)    (105,721)
                            ------      --------      ------     -----      ----------    -----------   --------     --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    3,018        37,507       5,210     3,164         910,786      8,752,023    218,577      704,763
   Change in unrealized
     appreciation
     (depreciation)......    6,064      (100,529)     (1,530)    6,076      (1,565,268)   (42,355,435)  (234,155)    (908,351)
   Capital gain
     distributions.......       --            --          --        --       1,742,781     33,255,693    552,233      558,788
                            ------      --------      ------     -----      ----------    -----------   --------     --------
Net realized and
  unrealized gain (loss)
  on investments.........    9,082       (63,022)      3,680     9,240       1,088,299       (347,719)   536,655      355,200
                            ------      --------      ------     -----      ----------    -----------   --------     --------
Increase (decrease) in
  net assets from
  operations.............   $9,401       (64,046)      2,233     9,282       1,030,745        678,164    486,586      249,479
                            ======      ========      ======     =====      ==========    ===========   ========     ========

                           COLUMBIA FUNDS VARIABLE
                              INSURANCE TRUST I
                          -------------------------
                                         COLUMBIA
                            COLUMBIA     VARIABLE
                            VARIABLE   PORTFOLIO --
                          PORTFOLIO --    MARSICO
                            MARSICO    INTERNATIONAL
                             GROWTH    OPPORTUNITIES
                            FUND --       FUND --
                            CLASS 1       CLASS 2
                          ------------ -------------

                          --------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      55,233       12,822
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     409,543      798,770
                           ----------   ----------
Net investment income
  (expense)..............    (354,310)    (785,948)
                           ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   2,329,226    1,412,512
   Change in unrealized
     appreciation
     (depreciation)......  (3,891,048)  (3,983,997)
   Capital gain
     distributions.......   3,887,187           --
                           ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments.........   2,325,365   (2,571,485)
                           ----------   ----------
Increase (decrease) in
  net assets from
  operations.............   1,971,055   (3,357,433)
                           ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          DEUTSCHE VARIABLE DEUTSCHE VARIABLE                                               EATON VANCE
                              SERIES I          SERIES II                       DREYFUS                    VARIABLE TRUST
                          ----------------- -----------------  -----------------------------------------  ----------------
                                                      DEUTSCHE    DREYFUS
                                            DEUTSCHE   SMALL     INVESTMENT     DREYFUS     THE DREYFUS
                                              LARGE   MID CAP    PORTFOLIOS     VARIABLE      SOCIALLY
                          DEUTSCHE CAPITAL  CAP VALUE  VALUE       MIDCAP      INVESTMENT   RESPONSIBLE
                               GROWTH        VIP --    VIP --      STOCK        FUND --        GROWTH
                           VIP -- CLASS B    CLASS B  CLASS B   PORTFOLIO --  MONEY MARKET FUND, INC. --  VT FLOATING-RATE
                               SHARES        SHARES    SHARES  INITIAL SHARES  PORTFOLIO   INITIAL SHARES   INCOME FUND
                          ----------------- --------- -------- -------------- ------------ -------------- ----------------
                                                                                  YEAR ENDED DECEMBER 31, 2014
                          ------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........       $ 25          1,042       196       1,021             2        55,126         2,357,853
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...        112          1,315       616       1,527        18,148        83,389         1,267,406
                                ----          -----    ------      ------       -------       -------        ----------
Net investment income
  (expense)..............        (87)          (273)     (420)       (506)      (18,146)      (28,263)        1,090,447
                                ----          -----    ------      ------       -------       -------        ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............        326          4,220     3,899       1,716            (5)       46,333          (129,644)
   Change in unrealized
     appreciation
     (depreciation)......         88          1,577    (4,073)      8,576           (89)      201,345        (1,768,385)
   Capital gain
     distributions.......        472             --       209         554            --       360,534                --
                                ----          -----    ------      ------       -------       -------        ----------
Net realized and
  unrealized gain (loss)
  on investments.........        886          5,797        35      10,846           (94)      608,212        (1,898,029)
                                ----          -----    ------      ------       -------       -------        ----------
Increase (decrease) in
  net assets from
  operations.............       $799          5,524      (385)     10,340       (18,240)      579,949          (807,582)
                                ====          =====    ======      ======       =======       =======        ==========

                                   FEDERATED INSURANCE SERIES
                          -------------------------------------------


                          FEDERATED HIGH
                           INCOME BOND   FEDERATED HIGH   FEDERATED
                            FUND II--     INCOME BOND      KAUFMANN
                             PRIMARY       FUND II --     FUND II --
                              SHARES     SERVICE SHARES SERVICE SHARES
                          -------------- -------------- --------------

                          --------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   1,173,479       1,723,631             --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     270,747         448,629        349,226
                            ---------      ----------     ----------
Net investment income
  (expense)..............     902,732       1,275,002       (349,226)
                            ---------      ----------     ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     298,381         341,794      1,271,021
   Change in unrealized
     appreciation
     (depreciation)......    (922,456)     (1,298,562)    (1,705,256)
   Capital gain
     distributions.......          --              --      2,498,167
                            ---------      ----------     ----------
Net realized and
  unrealized gain (loss)
  on investments.........    (624,075)       (956,768)     2,063,932
                            ---------      ----------     ----------
Increase (decrease) in
  net assets from
  operations.............     278,657         318,234      1,714,706
                            =========      ==========     ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          FEDERATED INSURANCE SERIES
                                (CONTINUED)
                          -------------------------  ---------------------------
                           FEDERATED
                            MANAGED                                  VIP ASSET
                           TAIL RISK     FEDERATED     VIP ASSET    MANAGER/SM/
                           FUND II --     MANAGED      MANAGER/SM   PORTFOLIO --
                            PRIMARY      VOLATILITY  /PORTFOLIO --    SERVICE
                             SHARES       FUND II    INITIAL CLASS    CLASS 2
                           -----------   ----------  -------------- ------------
                                                                              YE
                          ------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $   153,221      310,296        855,358      140,752
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     122,615      136,664        726,929      217,687
                           -----------    --------     ----------     --------
Net investment income
  (expense)..............      30,606      173,632        128,429      (76,935)
                           -----------    --------     ----------     --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      (7,502)     318,687      1,330,499      401,617
   Change in unrealized
     appreciation
     (depreciation)......  (1,887,013)    (908,142)    (1,532,400)    (451,429)
   Capital gain
     distributions.......   1,678,494      653,188      2,772,138      574,903
                           -----------    --------     ----------     --------
Net realized and
  unrealized gain (loss)
  on investments.........    (216,021)      63,733      2,570,237      525,091
                           -----------    --------     ----------     --------
Increase (decrease) in
  net assets from
  operations............. $  (185,415)     237,365      2,698,666      448,156
                           ===========    ========     ==========     ========

                               FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                          --------------------------------------------------------------------------------
                                                                   VIP DYNAMIC                    VIP
                              VIP                         VIP        CAPITAL         VIP        EQUITY-
                            BALANCED        VIP      CONTRAFUND(R) APPRECIATION    EQUITY-       INCOME
                          PORTFOLIO -- CONTRAFUND(R) PORTFOLIO --  PORTFOLIO --    INCOME     PORTFOLIO --
                            SERVICE    PORTFOLIO --     SERVICE      SERVICE    PORTFOLIO --    SERVICE
                            CLASS 2    INITIAL CLASS    CLASS 2      CLASS 2    INITIAL CLASS   CLASS 2
                          ------------ ------------- ------------- ------------ ------------- ------------
                          AR ENDED DECEMBER 31, 2014
                          --------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     959,448    1,214,745     1,821,425       6,323      2,890,522    3,284,132
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   1,479,662    1,895,495     4,524,006      42,282      1,481,832    2,277,715
                           ----------   ----------    ----------     -------      ---------    ---------
Net investment income
  (expense)..............    (520,214)    (680,750)   (2,702,581)    (35,959)     1,408,690    1,006,417
                           ----------   ----------    ----------     -------      ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   1,929,415    7,736,226    24,813,099     202,340      2,555,503    7,583,002
   Change in unrealized
     appreciation
     (depreciation)......  (5,372,543)   3,309,442    (1,544,579)    (40,742)     2,037,033     (999,406)
   Capital gain
     distributions.......  10,085,968    2,548,582     5,071,552     108,576      1,442,819    1,847,761
                           ----------   ----------    ----------     -------      ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments.........   6,642,840   13,594,250    28,340,072     270,174      6,035,355    8,431,357
                           ----------   ----------    ----------     -------      ---------    ---------
Increase (decrease) in
  net assets from
  operations.............   6,122,626   12,913,500    25,637,491     234,215      7,444,045    9,437,774
                           ==========   ==========    ==========     =======      =========    =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                          ------------- ------------
                                            VIP
                               VIP        GROWTH &
                            GROWTH &       INCOME
                             INCOME     PORTFOLIO --
                          PORTFOLIO --    SERVICE
                          INITIAL CLASS   CLASS 2
                          ------------- ------------

                          ------------- ------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $  437,512      273,930
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     372,321      287,863
                           ----------    ---------
Net investment income
  (expense)..............      65,191      (13,933)
                           ----------    ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   1,617,336    1,344,216
   Change in unrealized
     appreciation
     (depreciation)......     513,424      137,472
   Capital gain
     distributions.......       6,849        5,030
                           ----------    ---------
Net realized and
  unrealized gain (loss)
  on investments.........   2,137,609    1,486,718
                           ----------    ---------
Increase (decrease) in
  net assets from
  operations.............  $2,202,800    1,472,785
                           ==========    =========

                                      FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                          -------------------------------------------------------------------------------- -------------
                                             VIP                                     VIP          VIP
                               VIP         GROWTH                       VIP         GROWTH     INVESTMENT
                             GROWTH     OPPORTUNITIES      VIP         GROWTH       STOCK      GRADE BOND       VIP
                          OPPORTUNITIES PORTFOLIO --     GROWTH     PORTFOLIO -- PORTFOLIO -- PORTFOLIO --    MID CAP
                          PORTFOLIO --     SERVICE    PORTFOLIO --    SERVICE      SERVICE      SERVICE    PORTFOLIO --
                          INITIAL CLASS    CLASS 2    INITIAL CLASS   CLASS 2      CLASS 2      CLASS 2    INITIAL CLASS
                          ------------- ------------- ------------- ------------ ------------ ------------ -------------
                                                    YEAR ENDED DECEMBER 31, 2014
                          ------------- ----------------------------------------------------- ------------ -------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      23,932         2,003       120,475           --       190,642   1,963,779          63
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     163,000       484,970       927,897      387,411       672,976   1,889,284         192
                            ---------     ---------     ---------    ---------    ----------   ---------      ------
Net investment income
  (expense)..............    (139,068)     (482,967)     (807,422)    (387,411)     (482,334)     74,495        (129)
                            ---------     ---------     ---------    ---------    ----------   ---------      ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   1,118,673     3,164,386     5,981,537    1,741,171     2,700,055    (844,618)      2,717
   Change in unrealized
     appreciation
     (depreciation)......      98,723      (292,252)    1,263,901      864,475    (1,916,522)  5,037,754      (2,302)
   Capital gain
     distributions.......      10,378        18,690            --           --     3,591,233      46,378         631
                            ---------     ---------     ---------    ---------    ----------   ---------      ------
Net realized and
  unrealized gain (loss)
  on investments.........   1,227,774     2,890,824     7,245,438    2,605,646     4,374,766   4,239,514       1,046
                            ---------     ---------     ---------    ---------    ----------   ---------      ------
Increase (decrease) in
  net assets from
  operations.............   1,088,706     2,407,857     6,438,016    2,218,235     3,892,432   4,314,009         917
                            =========     =========     =========    =========    ==========   =========      ======

                          ------------

                              VIP
                            MID CAP
                          PORTFOLIO --
                            SERVICE
                            CLASS 2
                          ------------

                          ------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      33,814
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   2,985,865
                           ----------
Net investment income
  (expense)..............  (2,952,051)
                           ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   7,155,782
   Change in unrealized
     appreciation
     (depreciation)......    (579,587)
   Capital gain
     distributions.......   4,350,703
                           ----------
Net realized and
  unrealized gain (loss)
  on investments.........  10,926,898
                           ----------
Increase (decrease) in
  net assets from
  operations.............   7,974,847
                           ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          FIDELITY(R) VARIABLE INSURANCE
                          PRODUCTS FUND (CONTINUED)
                          -----------------------------  --------------
                                              VIP           FRANKLIN
                              VIP            VALUE       FOUNDING FUNDS
                            OVERSEAS       STRATEGIES    ALLOCATION VIP
                          PORTFOLIO --    PORTFOLIO --      FUND --
                            INITIAL         SERVICE         CLASS 2
                             CLASS          CLASS 2          SHARES
                          ------------    ------------   --------------
                          YEAR ENDED DECEMBER 31, 2014
                          -----------------------------  --------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $   300,252         64,939       3,008,140
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     325,540        147,197       2,046,739
                          -----------      ---------       ---------
Net investment income
  (expense)..............     (25,288)       (82,258)        961,401
                          -----------      ---------       ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     798,131      1,151,114         228,191
   Change in unrealized
     appreciation
     (depreciation)......  (3,059,391)      (620,979)        121,232
   Capital gain
     distributions.......       6,396             --          91,755
                          -----------      ---------       ---------
Net realized and
  unrealized gain (loss)
  on investments.........  (2,254,864)       530,135         441,178
                          -----------      ---------       ---------
Increase (decrease) in
  net assets from
  operations............. $(2,280,152)       447,877       1,402,579
                          ===========      =========       =========

                                 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                          -------------------------------------------------------------------------------
                                       FRANKLIN   FRANKLIN                          TEMPLETON
                           FRANKLIN   LARGE CAP    MUTUAL    TEMPLETON   TEMPLETON   GLOBAL   TEMPLETON
                          INCOME VIP  GROWTH VIP SHARES VIP FOREIGN VIP FOREIGN VIP BOND VIP  GROWTH VIP
                           FUND --     FUND --    FUND --     FUND --     FUND --    FUND --   FUND --
                           CLASS 2     CLASS 2    CLASS 2     CLASS 1     CLASS 2    CLASS 1   CLASS 2
                            SHARES      SHARES     SHARES     SHARES      SHARES     SHARES     SHARES
                          ----------  ---------- ---------- ----------- ----------- --------- ----------

                          --------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... 24,197,290     2,909     408,684     225,421     26,129    511,072     182,125
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...  9,655,270     4,106     325,692     153,574     25,717    134,877     223,176
                          ----------    ------   ---------  ----------   --------   --------  ----------
Net investment income
  (expense).............. 14,542,020    (1,197)     82,992      71,847        412    376,195     (41,051)
                          ----------    ------   ---------  ----------   --------   --------  ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  9,765,322    12,316   1,302,279     399,275     46,773    136,204   1,067,739
   Change in unrealized
     appreciation
     (depreciation)...... (9,888,598)   15,540    (349,360) (1,765,275)  (235,412)  (435,509) (1,415,299)
   Capital gain
     distributions.......         --        --     106,261          --         --         --          --
                          ----------    ------   ---------  ----------   --------   --------  ----------
Net realized and
  unrealized gain (loss)
  on investments.........   (123,276)   27,856   1,059,180  (1,366,000)  (188,639)  (299,305)   (347,560)
                          ----------    ------   ---------  ----------   --------   --------  ----------
Increase (decrease) in
  net assets from
  operations............. 14,418,744    26,659   1,142,172  (1,294,153)  (188,227)    76,890    (388,611)
                          ==========    ======   =========  ==========   ========   ========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1





                                                                      GE INVESTMENTS FUNDS, INC.
                          -------------------------------------------------------------------------------------------------------

                                                        PREMIER
                           CORE VALUE                   GROWTH    REAL ESTATE
                             EQUITY                     EQUITY    SECURITIES               SMALL-CAP    TOTAL RETURN TOTAL RETURN
                            FUND --    INCOME FUND --   FUND --     FUND --   S&P 500(R) EQUITY FUND --   FUND --      FUND --
                            CLASS 1       CLASS 1       CLASS 1     CLASS 1     INDEX       CLASS 1       CLASS 1      CLASS 3
                             SHARES        SHARES       SHARES      SHARES       FUND        SHARES        SHARES       SHARES
                          -----------  -------------- ----------  ----------- ---------- -------------- ------------ ------------
                                                                            YEAR ENDED DECEMBER 31, 2014
                          -------------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $   123,339      642,030       159,130   1,297,364   2,662,381           --    16,039,310   13,208,246
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     235,193      445,925       514,073   1,256,575   2,474,402      612,034    16,185,025   18,329,338
                          -----------    ---------    ----------  ----------  ----------   ----------   -----------  -----------
Net investment income
  (expense)..............    (111,854)     196,105      (354,943)     40,789     187,979     (612,034)     (145,715)  (5,121,092)
                          -----------    ---------    ----------  ----------  ----------   ----------   -----------  -----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     730,035        3,588     2,224,486   4,399,216  11,225,481    1,934,954    38,582,729   22,877,395
   Change in unrealized
     appreciation
     (depreciation)......  (1,579,683)     847,688    (2,395,957)  8,937,471   6,799,540   (6,122,659)  (30,059,305) (14,223,234)
   Capital gain
     distributions.......   2,384,111           --     4,421,832   7,673,631          --    5,569,249    26,324,923   25,348,308
                          -----------    ---------    ----------  ----------  ----------   ----------   -----------  -----------
Net realized and
  unrealized gain (loss)
  on investments.........   1,534,463      851,276     4,250,361  21,010,318  18,025,021    1,381,544    34,848,347   34,002,469
                          -----------    ---------    ----------  ----------  ----------   ----------   -----------  -----------
Increase (decrease) in
  net assets from
  operations............. $ 1,422,609    1,047,381     3,895,418  21,051,107  18,213,000      769,510    34,702,632   28,881,377
                          ===========    =========    ==========  ==========  ==========   ==========   ===========  ===========

                                         GOLDMAN
                                          SACHS
                                        VARIABLE
                                        INSURANCE
                                          TRUST
                          ----------- -------------
                                         GOLDMAN
                                          SACHS
                                        LARGE CAP
                          U.S. EQUITY     VALUE
                            FUND --      FUND --
                            CLASS 1   INSTITUTIONAL
                            SHARES       SHARES
                          ----------- -------------

                          -------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    269,443      141,257
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    448,791      155,383
                           ---------   ----------
Net investment income
  (expense)..............   (179,348)     (14,126)
                           ---------   ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  1,727,389      444,670
   Change in unrealized
     appreciation
     (depreciation)......   (650,273)  (1,171,722)
   Capital gain
     distributions.......  2,152,498    1,865,941
                           ---------   ----------
Net realized and
  unrealized gain (loss)
  on investments.........  3,229,614    1,138,889
                           ---------   ----------
Increase (decrease) in
  net assets from
  operations.............  3,050,266    1,124,763
                           =========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                            GOLDMAN SACHS VARIABLE
                          INSURANCE TRUST (CONTINUED)
                          --------------------------  ------------

                                                        JPMORGAN
                            GOLDMAN                    INSURANCE
                             SACHS        GOLDMAN        TRUST
                            MID CAP     SACHS MONEY    CORE BOND
                             VALUE     MARKET FUND -- PORTFOLIO --
                             FUND      SERVICE SHARES   CLASS 1
                          -----------  -------------- ------------


                                YEAR ENDED DECEMBER 31, 2014
                          ---------------------------------------
Investment income and
  expense:
  Income -- Ordinary
   dividends............. $   588,841        10,571     127,734
  Mortality and expense
   risk and
   administrative
   charges (note 4a).....     879,797     2,717,284      59,148
                          -----------    ----------     -------
Net investment income
  (expense)..............    (290,956)   (2,706,713)     68,586
                          -----------    ----------     -------
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
   (loss)................   3,573,681            --      (1,711)
  Change in unrealized
   appreciation
   (depreciation)........  (6,450,455)           --      36,035
  Capital gain
   distributions.........   9,805,911            --          --
                          -----------    ----------     -------
Net realized and
  unrealized gain (loss)
  on investments.........   6,929,137            --      34,324
                          -----------    ----------     -------
Increase (decrease) in
  net assets from
  operations............. $ 6,638,181    (2,706,713)    102,910
                          ===========    ==========     =======

                                                        JPMORGAN INSURANCE TRUST
                          ------------------------------------------------------------------------------------------------
                                         JPMORGAN      JPMORGAN     JPMORGAN       JPMORGAN        JPMORGAN     JPMORGAN
                            JPMORGAN     INSURANCE    INSURANCE    INSURANCE       INSURANCE      INSURANCE    INSURANCE
                           INSURANCE       TRUST        TRUST        TRUST           TRUST          TRUST        TRUST
                             TRUST     INTERNATIONAL   INTREPID     INTREPID        MID CAP        MID CAP     SMALL CAP
                          EQUITY INDEX    EQUITY        GROWTH      MID CAP         GROWTH          VALUE         CORE
                          PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --   PORTFOLIO --    PORTFOLIO -- PORTFOLIO --
                            CLASS 1       CLASS 1      CLASS 1      CLASS 1         CLASS 1        CLASS 1      CLASS 1
                          ------------ ------------- ------------ ------------ ----------------- ------------ ------------
                                                                   YEAR ENDED     PERIOD FROM
                                 PERIOD FROM JANUARY 1 TO         DECEMBER 31,   JANUARY 1 TO           YEAR ENDED
                                     DECEMBER 12, 2014                2014     DECEMBER 12, 2014     DECEMBER 31, 2014
                          --------------------------------------  ------------ ----------------- ------------------------
Investment income and
  expense:
  Income -- Ordinary
   dividends.............     25,207        1,590         2,413       2,896              --            834           10
  Mortality and expense
   risk and
   administrative
   charges (note 4a).....     22,971        1,694         5,109       8,538           7,107          1,827          148
                            --------      -------      --------     -------        --------         ------      -------
Net investment income
  (expense)..............      2,236         (104)       (2,696)     (5,642)         (7,107)          (993)        (138)
                            --------      -------      --------     -------        --------         ------      -------
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
   (loss)................    501,510       18,424       159,090      50,598          74,097          9,972       18,106
  Change in unrealized
   appreciation
   (depreciation)........   (468,752)     (22,702)     (113,450)    (46,593)       (119,762)        (1,579)     (17,745)
  Capital gain
   distributions.........    112,599           --            --      60,634          93,704          5,690          597
                            --------      -------      --------     -------        --------         ------      -------
Net realized and
  unrealized gain (loss)
  on investments.........    145,357       (4,278)       45,640      64,639          48,039         14,083          958
                            --------      -------      --------     -------        --------         ------      -------
Increase (decrease) in
  net assets from
  operations.............    147,593       (4,382)       42,944      58,997          40,932         13,090          820
                            ========      =======      ========     =======        ========         ======      =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             JPMORGAN
                          INSURANCE TRUST
                            (CONTINUED)                                                      JANUS ASPEN SERIES
                          --------------- ---------------------------------------------------------------------------------
                             JPMORGAN
                          INSURANCE TRUST                                                         FLEXIBLE
                               U.S.         BALANCED      BALANCED    ENTERPRISE    ENTERPRISE      BOND          FORTY
                              EQUITY      PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO --
                           PORTFOLIO --   INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL INSTITUTIONAL
                              CLASS 1        SHARES        SHARES       SHARES        SHARES       SHARES        SHARES
                          --------------- ------------- ------------ ------------- ------------ ------------- -------------
                                                                                YEAR ENDED DECEMBER 31, 2014
                          -------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    $ 12,569       1,674,978    2,046,806        83,334        1,618      591,691          64,973
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      25,361       1,386,148    2,424,337       745,810       74,311      239,050         583,673
                             --------       ---------    ---------    ----------     --------      -------     -----------
Net investment income
  (expense)..............     (12,792)        288,830     (377,531)     (662,476)     (72,693)     352,641        (518,700)
                             --------       ---------    ---------    ----------     --------      -------     -----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     170,067       2,935,394    3,957,331     4,072,347      329,184      (58,540)      2,226,926
   Change in unrealized
     appreciation
     (depreciation)......      (6,539)        688,732    1,337,356    (1,645,537)    (114,807)     257,493     (11,151,122)
   Capital gain
     distributions.......          --       2,563,275    3,421,856     3,565,790      337,835           --      12,026,202
                             --------       ---------    ---------    ----------     --------      -------     -----------
Net realized and
  unrealized gain (loss)
  on investments.........     163,528       6,187,401    8,716,543     5,992,600      552,212      198,953       3,102,006
                             --------       ---------    ---------    ----------     --------      -------     -----------
Increase (decrease) in
  net assets from
  operations.............    $150,736       6,476,231    8,339,012     5,330,124      479,519      551,594       2,583,306
                             ========       =========    =========    ==========     ========      =======     ===========



                          ---------------------------------------

                                          GLOBAL        GLOBAL
                             FORTY       RESEARCH      RESEARCH
                          PORTFOLIO -- PORTFOLIO --  PORTFOLIO --
                            SERVICE    INSTITUTIONAL   SERVICE
                             SHARES       SHARES        SHARES
                          ------------ ------------- ------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      15,814      589,340      46,931
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     849,742      773,617      76,495
                          -----------    ---------     -------
Net investment income
  (expense)..............    (833,928)    (184,277)    (29,564)
                          -----------    ---------     -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   2,788,947    2,452,450     255,616
   Change in unrealized
     appreciation
     (depreciation)...... (14,394,658)     897,096      32,870
   Capital gain
     distributions.......  15,616,530           --          --
                          -----------    ---------     -------
Net realized and
  unrealized gain (loss)
  on investments.........   4,010,819    3,349,546     288,486
                          -----------    ---------     -------
Increase (decrease) in
  net assets from
  operations.............   3,176,891    3,165,269     258,922
                          ===========    =========     =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                            JANUS ASPEN SERIES (CONTINUED)
                          -----------------------------------------------------------------

                             GLOBAL
                           TECHNOLOGY      JANUS        JANUS       OVERSEAS      OVERSEAS
                          PORTFOLIO -- PORTFOLIO --  PORTFOLIO -- PORTFOLIO --  PORTFOLIO --
                            SERVICE    INSTITUTIONAL   SERVICE    INSTITUTIONAL   SERVICE
                             SHARES       SHARES        SHARES       SHARES        SHARES
                          ------------ ------------- ------------ ------------- ------------



                                                   YEAR ENDED DECEMBER 31, 2014
                          ------------------------------------------------------------------
Investment income and
  expense:
  Income -- Ordinary
   dividends.............  $      --       187,284       9,576      1,255,028       168,492
  Mortality and expense
   risk and
   administrative
   charges (note 4a).....     94,653       729,090      67,410        596,072        86,277
                           ---------     ---------     -------     ----------    ----------
Net investment income
  (expense)..............    (94,653)     (541,806)    (57,834)       658,956        82,215
                           ---------     ---------     -------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
   (loss)................    530,748     3,193,212     254,720       (625,221)      150,333
  Change in unrealized
   appreciation
   (depreciation)........   (374,237)     (848,995)    (70,840)    (9,267,409)   (1,531,403)
  Capital gain
   distributions.........    404,503     3,702,667     314,323      4,052,351       569,224
                           ---------     ---------     -------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........    561,014     6,046,884     498,203     (5,840,279)     (811,846)
                           ---------     ---------     -------     ----------    ----------
Increase (decrease) in
  net assets from
  operations.............  $ 466,361     5,505,078     440,369     (5,181,323)     (729,631)
                           =========     =========     =======     ==========    ==========

                                     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
                          ---------------------------------------------------------------
                          CLEARBRIDGE  CLEARBRIDGE  CLEARBRIDGE  CLEARBRIDGE  CLEARBRIDGE
                            VARIABLE     VARIABLE     VARIABLE     VARIABLE     VARIABLE
                           AGGRESSIVE    ALL CAP       EQUITY       EQUITY     LARGE CAP
                             GROWTH       VALUE        INCOME       INCOME       VALUE
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                            CLASS II     CLASS I      CLASS I      CLASS II     CLASS I
                          ------------ ------------ ------------ ------------ ------------
                                       PERIOD FROM
                                       JANUARY 1 TO
                                       DECEMBER 5,
                                           2014          YEAR ENDED DECEMBER 31, 2014
                          ------------ ------------ -------------------------------------
Investment income and
  expense:
  Income -- Ordinary
   dividends.............      2,429     3,118,354    132,103      155,868        463,574
  Mortality and expense
   risk and
   administrative
   charges (note 4a).....    332,830       175,203     91,436      156,726        181,882
                           ---------   -----------    -------      -------     ----------
Net investment income
  (expense)..............   (330,401)    2,943,151     40,667         (858)       281,692
                           ---------   -----------    -------      -------     ----------
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
   (loss)................  1,491,781   (10,621,060)   304,223      376,832        669,051
  Change in unrealized
   appreciation
   (depreciation)........    (19,930)     (843,935)   354,291      471,658     (1,699,784)
  Capital gain
   distributions.........  1,938,425     9,444,169         --           --      1,700,783
                           ---------   -----------    -------      -------     ----------
Net realized and
  unrealized gain (loss)
  on investments.........  3,410,276    (2,020,826)   658,514      848,490        670,050
                           ---------   -----------    -------      -------     ----------
Increase (decrease) in
  net assets from
  operations.............  3,079,875       922,325    699,181      847,632        951,742
                           =========   ===========    =======      =======     ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           LEGG MASON
                            PARTNERS
                            VARIABLE
                             INCOME
                             TRUST
                          ------------ -------------
                            WESTERN
                             ASSET        MFS(R)
                            VARIABLE     INVESTORS
                           STRATEGIC   GROWTH STOCK
                              BOND       SERIES --
                          PORTFOLIO -- SERVICE CLASS
                            CLASS I       SHARES
                          ------------ -------------
                          PERIOD FROM
                           JANUARY 1
                          TO APRIL 30,
                              2014
                          ------------ -------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $ 104,995       25,060
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     54,077      140,927
                           ---------     --------
Net investment income
  (expense)..............     50,918     (115,867)
                           ---------     --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    391,353      649,969
   Change in unrealized
     appreciation
     (depreciation)......   (182,681)    (242,738)
   Capital gain
     distributions.......         --      506,141
                           ---------     --------
Net realized and
  unrealized gain (loss)
  on investments.........    208,672      913,372
                           ---------     --------
Increase (decrease) in
  net assets from
  operations.............  $ 259,590      797,505
                           =========     ========


                                                                                        MFS(R) VARIABLE
                                                                                           INSURANCE
                                   MFS(R) VARIABLE INSURANCE TRUST                          TRUST II
                          ------------------------------------------------------------------------------


                          MFS(R) INVESTORS  MFS(R) NEW   MFS(R) TOTAL                   MFS(R) STRATEGIC
                               TRUST         DISCOVERY      RETURN     MFS(R) UTILITIES      INCOME
                             SERIES --       SERIES --     SERIES --      SERIES --       PORTFOLIO --
                           SERVICE CLASS   SERVICE CLASS SERVICE CLASS  SERVICE CLASS    SERVICE CLASS
                               SHARES         SHARES        SHARES          SHARES           SHARES
                          ---------------- ------------- ------------- ---------------- ----------------



                                                                YEAR ENDED DECEMBER 31, 2014
                          --------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........       52,575              --       987,387        481,368           878
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      107,620         319,678     1,115,907        394,247           419
                              --------      ----------     ---------      ---------           ---
Net investment income
  (expense)..............      (55,045)       (319,678)     (128,520)        87,121           459
                              --------      ----------     ---------      ---------           ---
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      498,498       1,616,314     2,630,274      1,430,888             7
   Change in unrealized
     appreciation
     (depreciation)......     (389,888)     (7,460,384)     (551,451)       176,775           (50)
   Capital gain
     distributions.......      534,084       4,092,044     1,526,620        927,842            --
                              --------      ----------     ---------      ---------           ---
Net realized and
  unrealized gain (loss)
  on investments.........      642,694      (1,752,026)    3,605,443      2,535,505           (43)
                              --------      ----------     ---------      ---------           ---
Increase (decrease) in
  net assets from
  operations.............      587,649      (2,071,704)    3,476,923      2,622,626           416
                              ========      ==========     =========      =========           ===




                           OPPENHEIMER VARIABLE ACCOUNT FUNDS
                          -------------------------------------

                          OPPENHEIMER  OPPENHEIMER  OPPENHEIMER
                            CAPITAL      CAPITAL      CAPITAL
                          APPRECIATION APPRECIATION   INCOME
                           FUND/VA --   FUND/VA --  FUND/VA --
                          NON-SERVICE    SERVICE    NON-SERVICE
                             SHARES       SHARES      SHARES
                          ------------ ------------ -----------




                          --------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    162,091      11,906      287,796
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    510,368     101,494      190,550
                           ---------     -------      -------
Net investment income
  (expense)..............   (348,277)    (89,588)      97,246
                           ---------     -------      -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  2,689,790     572,308       51,211
   Change in unrealized
     appreciation
     (depreciation)......  1,450,923     181,398      759,546
   Capital gain
     distributions.......    882,510     159,411           --
                           ---------     -------      -------
Net realized and
  unrealized gain (loss)
  on investments.........  5,023,223     913,117      810,757
                           ---------     -------      -------
Increase (decrease) in
  net assets from
  operations.............  4,674,946     823,529      908,003
                           =========     =======      =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                       OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                          ------------------------------------------------------------------------------------------
                                                                                             OPPENHEIMER
                                                      OPPENHEIMER   OPPENHEIMER                GLOBAL
                           OPPENHEIMER   OPPENHEIMER DISCOVERY MID DISCOVERY MID OPPENHEIMER  STRATEGIC  OPPENHEIMER
                          CAPITAL INCOME  CORE BOND   CAP GROWTH    CAP GROWTH     GLOBAL      INCOME    MAIN STREET
                            FUND/VA --   FUND/VA --   FUND/VA --    FUND/VA --   FUND/VA --  FUND/VA --  FUND/VA --
                             SERVICE     NON-SERVICE  NON-SERVICE     SERVICE      SERVICE   NON-SERVICE   SERVICE
                              SHARES       SHARES       SHARES        SHARES       SHARES      SHARES      SHARES
                          -------------- ----------- ------------- ------------- ----------- ----------- -----------
                                                                              YEAR ENDED DECEMBER 31, 2014
                          ------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $  491,374     762,604            --           --       885,753    238,130      610,093
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      529,968     204,598       377,507       48,283     1,753,342     77,422    1,776,657
                            ----------    --------     ---------      -------    ----------    -------   ----------
Net investment income
  (expense)..............      (38,594)    558,006      (377,507)     (48,283)     (867,589)   160,708   (1,166,564)
                            ----------    --------     ---------      -------    ----------    -------   ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      736,874    (325,874)    2,097,525      219,020     6,112,982    (55,956)  10,667,221
   Change in unrealized
     appreciation
     (depreciation)......      885,820     588,340      (662,169)     (58,773)   (9,631,902)    (7,124)  (2,974,457)
   Capital gain
     distributions.......           --          --            --           --     4,660,432         --    2,144,917
                            ----------    --------     ---------      -------    ----------    -------   ----------
Net realized and
  unrealized gain (loss)
  on investments.........    1,622,694     262,466     1,435,356      160,247     1,141,512    (63,080)   9,837,681
                            ----------    --------     ---------      -------    ----------    -------   ----------
Increase (decrease) in
  net assets from
  operations.............   $1,584,100     820,472     1,057,849      111,964       273,923     97,628    8,671,117
                            ==========    ========     =========      =======    ==========    =======   ==========

                                              PIMCO VARIABLE
                                              INSURANCE TRUST
                          ------------- ---------------------------
                                                      FOREIGN BOND
                           OPPENHEIMER                 PORTFOLIO
                           MAIN STREET   ALL ASSET    (U.S. DOLLAR
                            SMALL CAP   PORTFOLIO --   HEDGED) --
                          FUND(R)/VA --   ADVISOR    ADMINISTRATIVE
                             SERVICE       CLASS         CLASS
                             SHARES        SHARES        SHARES
                          ------------- ------------ --------------

                          ------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      659,160     598,923       73,753
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    1,545,281     190,481       63,348
                           -----------    --------      -------
Net investment income
  (expense)..............     (886,121)    408,442       10,405
                           -----------    --------      -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   16,663,583      (5,602)      12,003
   Change in unrealized
     appreciation
     (depreciation)......  (22,580,867)   (464,548)     317,221
   Capital gain
     distributions.......   14,630,084          --       25,970
                           -----------    --------      -------
Net realized and
  unrealized gain (loss)
  on investments.........    8,712,800    (470,150)     355,194
                           -----------    --------      -------
Increase (decrease) in
  net assets from
  operations.............    7,826,679     (61,708)     365,599
                           ===========    ========      =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                          RYDEX
                                                                                        VARIABLE
                                   PIMCO VARIABLE INSURANCE TRUST (CONTINUED)             TRUST      THE ALGER PORTFOLIOS
                          ------------------------------------------------------------ ----------- ------------------------
                                            LONG-TERM
                            HIGH YIELD   U.S. GOVERNMENT  LOW DURATION   TOTAL RETURN              ALGER LARGE  ALGER SMALL
                           PORTFOLIO --   PORTFOLIO --    PORTFOLIO --   PORTFOLIO --               CAP GROWTH   CAP GROWTH
                          ADMINISTRATIVE ADMINISTRATIVE  ADMINISTRATIVE ADMINISTRATIVE             PORTFOLIO -- PORTFOLIO --
                              CLASS           CLASS          CLASS          CLASS       NASDAQ --   CLASS I-2    CLASS I-2
                              SHARES         SHARES          SHARES         SHARES     100(R) FUND    SHARES       SHARES
                          -------------- --------------- -------------- -------------- ----------- ------------ ------------
                                                                                YEAR ENDED DECEMBER 31, 2014
                          --------------------------------------------------------------------------------------------------
Investment income and
  expense:
  Income -- Ordinary
   dividends.............  $ 4,408,451        496,102       2,153,008     6,224,812           --        51,792           --
  Mortality and expense
   risk and
   administrative
   charges (note 4a).....    1,357,753        338,248       3,305,807     4,705,799       72,157       489,897      376,478
                           -----------      ---------      ----------     ---------      -------    ----------   ----------
Net investment income
  (expense)..............    3,050,698        157,854      (1,152,799)    1,519,013      (72,157)     (438,105)    (376,478)
                           -----------      ---------      ----------     ---------      -------    ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
   (loss)................    1,448,072       (531,536)      1,115,482       639,952      439,989     2,157,596    1,007,147
  Change in unrealized
   appreciation
   (depreciation)........   (3,293,808)     4,677,455      (1,655,134)    5,588,971       38,394    (3,977,313)  (3,294,987)
  Capital gain
   distributions.........           --             --              --            --      289,792     5,247,530    2,231,141
                           -----------      ---------      ----------     ---------      -------    ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments.........   (1,845,736)     4,145,919        (539,652)    6,228,923      768,175     3,427,813      (56,699)
                           -----------      ---------      ----------     ---------      -------    ----------   ----------
Increase (decrease) in
  net assets from
  operations.............  $ 1,204,962      4,303,773      (1,692,451)    7,747,936      696,018     2,989,708     (433,177)
                           ===========      =========      ==========     =========      =======    ==========   ==========


                                THE PRUDENTIAL SERIES FUND
                          -------------------------------------
                            JENNISON
                             20/20                    NATURAL
                             FOCUS       JENNISON    RESOURCES
                          PORTFOLIO -- PORTFOLIO -- PORTFOLIO --
                            CLASS II     CLASS II     CLASS II
                             SHARES       SHARES       SHARES
                          ------------ ------------ ------------

                          --------------------------------------
Investment income and
  expense:
  Income -- Ordinary
   dividends.............         --          --             --
  Mortality and expense
   risk and
   administrative
   charges (note 4a).....    123,571      41,830        468,498
                            --------     -------     ----------
Net investment income
  (expense)..............   (123,571)    (41,830)      (468,498)
                            --------     -------     ----------
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
   (loss)................    811,352     283,285        (37,292)
  Change in unrealized
   appreciation
   (depreciation)........   (272,408)    (44,909)    (5,116,040)
  Capital gain
   distributions.........         --          --             --
                            --------     -------     ----------
Net realized and
  unrealized gain (loss)
  on investments.........    538,944     238,376     (5,153,332)
                            --------     -------     ----------
Increase (decrease) in
  net assets from
  operations.............    415,373     196,546     (5,621,830)
                            ========     =======     ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                         WELLS FARGO
                            THE PRUDENTIAL SERIES FUND    VARIABLE
                                   (CONTINUED)              TRUST
                          -----------------------------  -----------
                                           SP PRUDENTIAL WELLS FARGO
                          SP INTERNATIONAL U.S. EMERGING  ADVANTAGE
                               GROWTH         GROWTH      VT OMEGA
                            PORTFOLIO --   PORTFOLIO --    GROWTH
                              CLASS II       CLASS II      FUND --
                               SHARES         SHARES       CLASS 2
                          ---------------- ------------- -----------
                                 YEAR ENDED DECEMBER 31, 2014
                          -----------------------------------------
Investment income and
  expense:
  Income -- Ordinary
   dividends.............      $  --              --            --
  Mortality and expense
   risk and
   administrative
   charges (note 4a).....         47             462        56,032
                               -----          ------      --------
Net investment income
  (expense)..............        (47)           (462)      (56,032)
                               -----          ------      --------
Net realized and
  unrealized gain (loss)
  on investments:
  Net realized gain
   (loss)................       (124)          3,637       113,411
  Change in unrealized
   appreciation
   (depreciation)........        (66)         (1,109)     (697,131)
  Capital gain
   distributions.........         --              --       728,191
                               -----          ------      --------
Net realized and
  unrealized gain (loss)
  on investments.........       (190)          2,528       144,471
                               -----          ------      --------
Increase (decrease) in
  net assets from
  operations.............      $(237)          2,066        88,439
                               =====          ======      ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                      Statements of Changes in Net Assets


-


                                    CONSOLIDATED TOTAL
                             -------------------------------

                             --------------------------------
                                   2014            2013
                             ---------------  --------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $     1,959,004      16,832,792
 Net realized gain
   (loss) on investments....     274,740,307     233,826,983
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (229,104,888)    655,325,499
 Capital gain
   distribution.............     272,017,336     232,017,485
                             ---------------  --------------
    Increase (decrease)
     in net assets from
     operations.............     319,611,759   1,138,002,759
                             ---------------  --------------
From capital
 transactions (note 4):
 Net premiums...............      40,892,915      53,819,488
 Death benefits.............    (132,092,572)   (143,330,675)
 Surrenders.................    (983,561,132)   (929,671,885)
 Administrative expenses....     (27,402,644)    (26,146,135)
 Transfers between
   subaccounts
   (including fixed
   account), net............       9,847,698      10,109,750
                             ---------------  --------------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,092,315,735) (1,035,219,457)
                             ---------------  --------------
Increase (decrease) in
 net assets.................    (772,703,976)    102,783,302
Net assets at beginning
 of year....................   7,901,705,868   7,798,922,566
                             ---------------  --------------
Net assets at end of year... $ 7,129,001,892   7,901,705,868
                             ===============  ==============
Change in units (note 5):
 Units purchased............
 Units redeemed.............

 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........

                                             AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
-                            ----------------------------------------------------------------------------------------------
                              INVESCO V.I. AMERICAN   INVESCO V.I. AMERICAN       INVESCO V.I.            INVESCO V.I.
                                FRANCHISE FUND --       FRANCHISE FUND --       COMSTOCK FUND --       CORE EQUITY FUND --
                                 SERIES I SHARES        SERIES II SHARES        SERIES II SHARES         SERIES I SHARES
                             ----------------------  ----------------------  ----------------------  ----------------------
                                                 YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------------------------------
                                2014        2013        2014        2013        2014        2013        2014        2013
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (131,269)    (89,130)    (96,143)    (77,701)   (196,923)    (58,626)    (73,031)    (22,254)
 Net realized gain
   (loss) on investments....    446,628     204,094     584,602     455,350   2,843,756   2,138,542     702,522     557,415
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    243,095   2,466,160     (97,613)  1,561,318     228,077   9,001,330     (13,507)  2,109,249
 Capital gain
   distribution.............         --          --          --          --          --          --      61,849          --
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    558,454   2,581,124     390,846   1,938,967   2,874,910  11,081,246     677,833   2,644,410
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      9,891      91,141       4,647       5,598      77,879     301,339      51,966      53,349
 Death benefits.............   (118,586)    (66,273)    (16,275)     10,860     (26,965)    (26,994)    (93,743)    (95,577)
 Surrenders.................   (932,840) (2,114,548)   (919,965)   (667,457) (5,035,017) (3,694,726) (1,301,286) (1,207,358)
 Administrative expenses....    (22,876)    (20,054)    (20,366)    (19,381)   (151,369)   (137,760)    (31,673)    (29,020)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (138,466)  1,255,524    (106,791)   (350,058)     39,533  (1,353,165)  1,827,471    (326,666)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (1,202,877)   (854,210) (1,058,750) (1,020,438) (5,095,939) (4,911,306)    452,735  (1,605,272)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (644,423)  1,726,914    (667,904)    918,529  (2,221,029)  6,169,940   1,130,568   1,039,138
Net assets at beginning
 of year....................  8,935,617   7,208,703   6,628,326   5,709,797  41,528,774  35,358,834  11,401,780  10,362,642
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of year...  8,291,194   8,935,617   5,960,422   6,628,326  39,307,745  41,528,774  12,532,348  11,401,780
                             ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     23,725     148,273       2,882       9,220     131,800     222,326     138,508      19,616
 Units redeemed.............   (111,960)   (224,644)    (59,772)    (80,244)   (391,386)   (506,945)   (116,185)   (138,746)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (88,235)    (76,371)    (56,890)    (71,024)   (259,586)   (284,619)     22,323    (119,130)
                             ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (CONTINUED)
-                            ---------------------------------------------------------------------------------------------------
                                                                         INVESCO V.I.
                                                                          GOVERNMENT
                                   INVESCO V.I.          INVESCO V.I.     SECURITIES        INVESCO V.I.       INVESCO V.I.
                                    EQUITY AND           GLOBAL REAL        FUND --         INTERNATIONAL         MANAGED
                                  INCOME FUND --        ESTATE FUND --     SERIES I        GROWTH FUND --      VOLATILITY FUND --
                                 SERIES II SHARES      SERIES II SHARES     SHARES        SERIES II SHARES     SERIES I SHARES
                             -----------------------  -----------------  ------------  ----------------------  -----------------
                                                                 YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------------
                                 2014        2013       2014      2013    2014   2013     2014        2013     2014      2013
                             -----------  ----------  --------  -------  -----  -----  ----------  ----------   -----    ------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (75,473)    (53,096)   (4,467)  17,044    104    109    (192,055)   (383,245)    27         9
 Net realized gain
   (loss) on investments....     993,012     759,149    38,073   10,543     (2)    --   2,942,715   2,155,607      1      (190)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (540,231)  2,695,261    36,076  (39,792)    35   (238) (3,446,718)  7,186,248    134       369
 Capital gain
   distribution.............   1,072,790          --        --       --     --     --          --          --     61        21
                             -----------  ----------  --------  -------  -----  -----  ----------  ----------   -----    ------
    Increase (decrease)
     in net assets from
     operations.............   1,450,098   3,401,314    69,682  (12,205)   137   (129)   (696,058)  8,958,610    223       209
                             -----------  ----------  --------  -------  -----  -----  ----------  ----------   -----    ------
From capital
 transactions (note 4):
 Net premiums...............       6,957    (111,330)    9,585       --    240    240     331,204     400,841     --        --
 Death benefits.............          --      (1,639)   (3,067)  (3,428)    --     --     (72,548)    (76,047)    --        --
 Surrenders.................  (2,320,441) (1,703,157)  (39,435) (74,947)    --     --  (6,464,865) (5,054,877)    --    (2,779)
 Administrative expenses....    (121,769)    (73,911)     (584)    (656)    --     --    (344,217)   (312,373)    --        --
 Transfers between
   subaccounts
   (including fixed
   account), net............   2,259,949   6,261,582  (365,135) 510,517     56    203     688,401  (1,149,882)    78        74
                             -----------  ----------  --------  -------  -----  -----  ----------  ----------   -----    ------
    Increase (decrease)
     in net assets from
     capital transactions...    (175,304)  4,371,545  (398,636) 431,486    296    443  (5,862,025) (6,192,338)    78    (2,705)
                             -----------  ----------  --------  -------  -----  -----  ----------  ----------   -----    ------
Increase (decrease) in
 net assets.................   1,274,794   7,772,859  (328,954) 419,281    433    314  (6,558,083)  2,766,272    301    (2,496)
Net assets at beginning
 of year....................  21,552,007  13,779,148   659,957  240,676  3,926  3,612  59,409,966  56,643,694  1,049     3,545
                             -----------  ----------  --------  -------  -----  -----  ----------  ----------   -----    ------
Net assets at end of year... $22,826,801  21,552,007   331,003  659,957  4,359  3,926  52,851,883  59,409,966  1,350     1,049
                             ===========  ==========  ========  =======  =====  =====  ==========  ==========   =====    ======
Change in units (note 5):
 Units purchased............     318,215     646,923     4,160   43,839     21     27     488,717     480,952      6         6
 Units redeemed.............    (332,110)   (284,234)  (34,206)  (9,073)    (3)    --    (903,688)   (987,434)    --      (216)
                             -----------  ----------  --------  -------  -----  -----  ----------  ----------   -----    ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (13,895)    362,689   (30,046)  34,766     18     27    (414,971)   (506,482)     6      (210)
                             ===========  ==========  ========  =======  =====  =====  ==========  ==========   =====    ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                        AIM VARIABLE INSURANCE FUNDS
                               (INVESCO VARIABLE INSURANCE FUNDS) (CONTINUED)
                             ------------------------------------------------------

                             INVESCO V.I.    INVESCO V.I.
                               MID CAP        TECHNOLOGY       INVESCO V.I. VALUE
                             GROWTH FUND --     FUND --       OPPORTUNITIES FUND --
                             SERIES I SHARES SERIES I SHARES    SERIES II SHARES
                             --------------  --------------  ----------------------
                                          YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------
                             2014    2013     2014    2013      2014        2013
                             ----   ------   -----   -----   ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $--       (11)    (12)    (11)     (34,649)    (30,380)
 Net realized gain
   (loss) on investments....  --       485      29       4      293,416      83,989
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  --       (61)      3     199      101,592   2,107,256
 Capital gain
   distribution.............  --        --     137     119           --          --
                             ---    ------   -----   -----   ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  --       413     157     311      360,359   2,160,865
                             ---    ------   -----   -----   ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............  --        --      --      --        1,522      17,199
 Death benefits.............  --        --      --      --       (1,000)    (46,807)
 Surrenders.................  --    (2,416)     --      --     (769,909)   (887,638)
 Administrative expenses....  --        --      --      --      (23,364)    (23,834)
 Transfers between
   subaccounts
   (including fixed
   account), net............  --        (1)    (70)     53     (667,097)   (252,229)
                             ---    ------   -----   -----   ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  --    (2,417)    (70)     53   (1,459,848) (1,193,309)
                             ---    ------   -----   -----   ----------  ----------
Increase (decrease) in
 net assets.................  --    (2,004)     87     364   (1,099,489)    967,556
Net assets at beginning
 of year....................  --     2,004   1,605   1,241    8,396,016   7,428,460
                             ---    ------   -----   -----   ----------  ----------
Net assets at end of year... $--        --   1,692   1,605    7,296,527   8,396,016
                             ===    ======   =====   =====   ==========  ==========
Change in units (note 5):
 Units purchased............  --        --      --      14       11,830      32,073
 Units redeemed.............  --      (205)    (15)     --     (100,199)   (117,131)
                             ---    ------   -----   -----   ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  --      (205)    (15)     14      (88,369)    (85,058)
                             ===    ======   =====   =====   ==========  ==========

                                       ALLIANCEBERNSTEIN VARIABLE
                                       PRODUCTS SERIES FUND, INC.
                             ---------------------------------------------
                                ALLIANCEBERNSTEIN      ALLIANCEBERNSTEIN
                                 BALANCED WEALTH        GLOBAL THEMATIC
                                    STRATEGY                 GROWTH
                                  PORTFOLIO --            PORTFOLIO --
                                     CLASS B                CLASS B
                             ----------------------  ---------------------

                             ----------------------------------------------
                                2014        2013        2014        2013
                             ----------  ----------  ----------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    117,159      56,716     (73,182)   (55,040)
 Net realized gain
   (loss) on investments....    594,222     722,255     590,493     90,635
 Change in unrealized
   appreciation
   (depreciation)
   on investments........... (2,716,647)  1,844,419    (268,546)   660,049
 Capital gain
   distribution.............  2,980,436          --          --         --
                             ----------  ----------  ----------  ---------
    Increase (decrease)
     in net assets from
     operations.............    975,170   2,623,390     248,765    695,644
                             ----------  ----------  ----------  ---------
From capital
 transactions (note 4):
 Net premiums...............     52,457      67,210      11,960     24,890
 Death benefits.............    (47,116)    (10,804)    (25,486)   (38,980)
 Surrenders................. (2,521,849) (2,179,857)   (491,260)  (226,958)
 Administrative expenses....   (129,227)   (131,881)    (19,998)   (14,419)
 Transfers between
   subaccounts
   (including fixed
   account), net............    739,799  (1,122,073)   (624,269)   (73,719)
                             ----------  ----------  ----------  ---------
    Increase (decrease)
     in net assets from
     capital transactions... (1,905,936) (3,377,405) (1,149,053)  (329,186)
                             ----------  ----------  ----------  ---------
Increase (decrease) in
 net assets.................   (930,766)   (754,015)   (900,288)   366,458
Net assets at beginning
 of year.................... 19,708,259  20,462,274   3,939,127  3,572,669
                             ----------  ----------  ----------  ---------
Net assets at end of year... 18,777,493  19,708,259   3,038,839  3,939,127
                             ==========  ==========  ==========  =========
Change in units (note 5):
 Units purchased............    153,067     807,006     185,647     27,443
 Units redeemed.............   (325,312) (1,141,556)   (250,321)   (53,913)
                             ----------  ----------  ----------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (172,245)   (334,550)    (64,674)   (26,470)
                             ==========  ==========  ==========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                                             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CONTINUED)
                             ------------------------------------------------------------------------------------------------
                                ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN        ALLIANCEBERNSTEIN       ALLIANCEBERNSTEIN
                                    GROWTH AND             INTERNATIONAL              LARGE CAP               SMALL CAP
                                      INCOME                   VALUE                   GROWTH                  GROWTH
                                   PORTFOLIO --             PORTFOLIO --            PORTFOLIO --            PORTFOLIO --
                                     CLASS B                  CLASS B                  CLASS B                 CLASS B
                             -----------------------  -----------------------  ----------------------  ----------------------
                                                                              YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------------------------
                                 2014        2013        2014         2013        2014        2013        2014        2013
                             -----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (241,539)   (230,496)  1,118,952    2,531,746    (198,945)   (188,558)   (471,638)   (263,434)
 Net realized gain
   (loss) on investments....   3,509,123   2,327,582     989,257    2,339,578   1,168,090     696,869     546,577     847,747
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     617,091  13,078,258  (7,251,563)   7,940,579     475,963   3,098,495  (5,127,482)  2,334,191
 Capital gain
   distribution.............          --          --          --           --          --          --   4,102,209   3,107,759
                             -----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   3,884,675  15,175,344  (5,143,354)  12,811,903   1,445,108   3,606,806    (950,334)  6,026,263
                             -----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      61,414     311,554     319,055      447,019      27,670       4,576     600,609     474,829
 Death benefits.............    (358,466)   (284,283)   (117,832)    (164,541)    (60,053)   (129,732)   (232,632)    (39,555)
 Surrenders.................  (6,468,703) (6,268,047) (7,258,645)  (6,233,618) (1,492,769) (1,506,380) (2,996,443) (1,419,594)
 Administrative expenses....    (117,882)   (120,531)   (353,699)    (379,670)    (30,064)    (28,588)   (179,562)    (82,477)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (2,173,341)    344,077  13,689,485  (31,813,153)   (175,588)    (24,782) 19,801,602   3,121,688
                             -----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (9,056,978) (6,017,230)  6,278,364  (38,143,963) (1,730,804) (1,684,906) 16,993,574   2,054,891
                             -----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................  (5,172,303)  9,158,114   1,135,010  (25,332,060)   (285,696)  1,921,900  16,043,240   8,081,154
Net assets at beginning
 of year....................  58,012,811  48,854,697  57,249,697   82,581,757  13,134,659  11,212,759  21,452,668  13,371,514
                             -----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
Net assets at end of year... $52,840,508  58,012,811  58,384,707   57,249,697  12,848,963  13,134,659  37,495,908  21,452,668
                             ===========  ==========  ==========  ===========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     129,497     329,797   2,517,091    1,055,388      52,843      34,228   1,817,696     576,450
 Units redeemed.............    (632,077)   (708,800) (1,502,014)  (6,514,737)   (215,832)   (233,746)   (737,855)   (442,938)
                             -----------  ----------  ----------  -----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (502,580)   (379,003)  1,015,077   (5,459,349)   (162,989)   (199,518)  1,079,841     133,512
                             ===========  ==========  ==========  ===========  ==========  ==========  ==========  ==========

                                 AMERICAN CENTURY
                             VARIABLE PORTFOLIOS II,
                                       INC.
                             -----------------------


                                   VP INFLATION
                                PROTECTION FUND --
                                     CLASS II
                             -----------------------

                             ------------------------
                                2014         2013
                             ----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (322,253)     (66,937)
 Net realized gain
   (loss) on investments....   (979,929)      59,085
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    716,436  (11,259,066)
 Capital gain
   distribution.............  1,860,681    2,868,295
                             ----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  1,274,935   (8,398,623)
                             ----------  -----------
From capital
 transactions (note 4):
 Net premiums...............    435,113      575,348
 Death benefits.............   (117,702)    (215,804)
 Surrenders................. (9,489,836)  (7,576,802)
 Administrative expenses....   (517,240)    (491,952)
 Transfers between
   subaccounts
   (including fixed
   account), net............    429,557    7,610,133
                             ----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (9,260,108)     (99,077)
                             ----------  -----------
Increase (decrease) in
 net assets................. (7,985,173)  (8,497,700)
Net assets at beginning
 of year.................... 76,251,353   84,749,053
                             ----------  -----------
Net assets at end of year... 68,266,180   76,251,353
                             ==========  ===========
Change in units (note 5):
 Units purchased............    803,678    1,451,366
 Units redeemed............. (1,564,496)  (1,431,701)
                             ----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (760,818)      19,665
                             ==========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                                          BLACKROCK VARIABLE
                                       AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (CONTINUED)             SERIES FUNDS, INC.
                             -------------------------------------------------------------------------  ----------------------
                                                                                                               BLACKROCK
                                VP INCOME &      VP INTERNATIONAL      VP ULTRA(R)        VP VALUE         BASIC VALUE V.I.
                              GROWTH FUND --         FUND --             FUND --           FUND --              FUND --
                                  CLASS I            CLASS I             CLASS I           CLASS I         CLASS III SHARES
                             ----------------  -------------------  ----------------  ----------------  ----------------------
                                                                  YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------------------------
                               2014     2013     2014       2013      2014     2013     2014     2013      2014        2013
                             -------  -------  --------  ---------  -------  -------  -------  -------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   319      418    (1,024)       282   (1,447)    (748)      42      176     (57,554)    (51,928)
 Net realized gain
   (loss) on investments....   3,018    4,018    37,507     47,281    5,210    4,038    3,164    2,861     910,786     798,784
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   6,064   21,033  (100,529)   134,961   (1,530)  13,825    6,076   22,025  (1,565,268)  2,988,603
 Capital gain
   distribution.............      --       --        --         --       --       --       --       --   1,742,781          --
                             -------  -------  --------  ---------  -------  -------  -------  -------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   9,401   25,469   (64,046)   182,524    2,233   17,115    9,282   25,062   1,030,745   3,735,459
                             -------  -------  --------  ---------  -------  -------  -------  -------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      --       --    19,170         --       --       --       --       --      18,286     323,208
 Death benefits.............      --       --    (3,021)    (3,683)      --       --       --       --     (16,148)   (236,481)
 Surrenders.................  (3,433) (10,749)  (82,767)  (228,988)  (4,908)  (3,977)  (9,300) (14,254) (1,385,435) (1,440,172)
 Administrative expenses....    (153)    (219)   (1,631)    (1,858)    (366)    (354)    (199)    (217)    (74,807)    (64,311)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (3,101)  (7,403)    1,868    (27,391) 282,908   (8,153)  (5,225)  (3,609)     60,605    (346,958)
                             -------  -------  --------  ---------  -------  -------  -------  -------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (6,687) (18,371)  (66,381)  (261,920) 277,634  (12,484) (14,724) (18,080) (1,397,499) (1,764,714)
                             -------  -------  --------  ---------  -------  -------  -------  -------  ----------  ----------
Increase (decrease) in
 net assets.................   2,714    7,098  (130,427)   (79,396) 279,867    4,631   (5,442)   6,982    (366,754)  1,970,745
Net assets at beginning
 of year....................  90,826   83,728   952,856  1,032,252   58,469   53,838   95,655   88,673  13,500,956  11,530,211
                             -------  -------  --------  ---------  -------  -------  -------  -------  ----------  ----------
Net assets at end of year... $93,540   90,826   822,429    952,856  338,336   58,469   90,213   95,655  13,134,202  13,500,956
                             =======  =======  ========  =========  =======  =======  =======  =======  ==========  ==========
Change in units (note 5):
 Units purchased............      93       49    10,254      4,156   17,335       59        5       --      94,146     167,106
 Units redeemed.............    (510)  (1,249)  (13,090)   (22,599)  (1,031)    (923)    (673)    (884)   (187,272)   (295,147)
                             -------  -------  --------  ---------  -------  -------  -------  -------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (417)  (1,200)   (2,836)   (18,443)  16,304     (864)    (668)    (884)    (93,126)   (128,041)
                             =======  =======  ========  =========  =======  =======  =======  =======  ==========  ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                        BLACKROCK VARIABLE SERIES FUNDS, INC. (CONTINUED)
                             ----------------------------------------------------------------------
                                                              BLACKROCK
                                     BLACKROCK                LARGE CAP          BLACKROCK VALUE
                               GLOBAL ALLOCATION V.I.        GROWTH V.I.        OPPORTUNITIES V.I.
                                      FUND --                  FUND --               FUND --
                                  CLASS III SHARES        CLASS III SHARES       CLASS III SHARES
                             -------------------------  --------------------  ---------------------
                                                                             YEAR ENDED DECEMBER 31,
                             -----------------------------------------------------------------------
                                 2014          2013        2014       2013       2014       2013
                             ------------  -----------  ---------  ---------  ---------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  1,025,883   (3,652,300)   (50,069)   (36,551)  (105,721)    (89,713)
 Net realized gain
   (loss) on investments....    8,752,023    9,095,275    218,577     99,976    704,763   1,326,615
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  (42,355,435)  27,090,658   (234,155)   635,661   (908,351)  1,562,918
 Capital gain
   distribution.............   33,255,693   17,305,456    552,233    312,566    558,788          --
                             ------------  -----------  ---------  ---------  ---------  ----------
    Increase (decrease)
     in net assets from
     operations.............      678,164   49,839,089    486,586  1,011,652    249,479   2,799,820
                             ------------  -----------  ---------  ---------  ---------  ----------
From capital
 transactions (note 4):
 Net premiums...............    1,647,975    2,691,324     25,530    160,039    168,776     162,038
 Death benefits.............     (608,462)    (576,704)    (4,607)    (3,829)    51,225     (20,921)
 Surrenders.................  (40,097,910) (41,275,207)  (716,413)  (124,570)  (770,018)   (454,028)
 Administrative expenses....   (2,474,383)  (2,355,210)   (10,951)    (9,328)   (30,309)    (29,983)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (6,494,463) (12,187,469)   227,179    (58,095)  (375,628) (5,171,752)
                             ------------  -----------  ---------  ---------  ---------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (48,027,243) (53,703,266)  (479,262)   (35,783)  (955,954) (5,514,646)
                             ------------  -----------  ---------  ---------  ---------  ----------
Increase (decrease) in
 net assets.................  (47,349,079)  (3,864,177)     7,324    975,869   (706,475) (2,714,826)
Net assets at beginning
 of year....................  426,794,729  430,658,906  4,207,348  3,231,479  7,670,483  10,385,309
                             ------------  -----------  ---------  ---------  ---------  ----------
Net assets at end of year... $379,445,650  426,794,729  4,214,672  4,207,348  6,964,008   7,670,483
                             ============  ===========  =========  =========  =========  ==========
Change in units (note 5):
 Units purchased............    1,244,925    1,787,659     30,187     44,054     65,725      90,409
 Units redeemed.............   (4,794,082)  (6,122,276)   (57,804)   (46,453)  (119,804)   (465,720)
                             ------------  -----------  ---------  ---------  ---------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (3,549,157)  (4,334,617)   (27,617)    (2,399)   (54,079)   (375,311)
                             ============  ===========  =========  =========  =========  ==========

                                COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
                             ----------------------------------------------
                                                        COLUMBIA VARIABLE
                                COLUMBIA VARIABLE     PORTFOLIO -- MARSICO
                              PORTFOLIO -- MARSICO        INTERNATIONAL
                                 GROWTH FUND --       OPPORTUNITIES FUND --
                                     CLASS 1                 CLASS 2
                             ----------------------  ----------------------

                             -----------------------------------------------
                                2014        2013        2014        2013
                             ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (354,310)   (363,453)   (785,948)   (653,949)
 Net realized gain
   (loss) on investments....  2,329,226   2,696,326   1,412,512   1,215,095
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. (3,891,048)  5,662,520  (3,983,997)  8,308,414
 Capital gain
   distribution.............  3,887,187          --          --          --
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  1,971,055   7,995,393  (3,357,433)  8,869,560
                             ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     63,914      30,601     221,810     305,661
 Death benefits.............    (62,305)       (798)    (45,333)   (107,394)
 Surrenders................. (3,645,133) (3,527,103) (6,253,848) (5,783,804)
 Administrative expenses....   (112,702)   (102,658)   (243,129)   (233,279)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (1,740,089) (2,329,870)  1,094,103  (3,641,746)
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (5,496,315) (5,929,828) (5,226,397) (9,460,562)
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets................. (3,525,260)  2,065,565  (8,583,830)   (591,002)
Net assets at beginning
 of year.................... 28,016,854  25,951,289  52,666,284  53,257,286
                             ----------  ----------  ----------  ----------
Net assets at end of year... 24,491,594  28,016,854  44,082,454  52,666,284
                             ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     73,387     142,002     487,094     300,061
 Units redeemed.............   (338,164)   (482,162)   (770,834)   (972,885)
                             ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (264,777)   (340,160)   (283,740)   (672,824)
                             ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                DEUTSCHE
                             VARIABLE SERIES I    DEUTSCHE VARIABLE SERIES II                     DREYFUS
-                            ----------------  ---------------------------------  --------------------------------------
                                                                                       DREYFUS
                                                                                     INVESTMENT
                                                   DEUTSCHE         DEUTSCHE         PORTFOLIOS       DREYFUS VARIABLE
                             DEUTSCHE CAPITAL     LARGE CAP       SMALL MID CAP     MIDCAP STOCK     INVESTMENT FUND --
                              GROWTH VIP --      VALUE VIP --     VALUE VIP --      PORTFOLIO --        MONEY MARKET
                             CLASS B SHARES     CLASS B SHARES   CLASS B SHARES    INITIAL SHARES         PORTFOLIO
                             ----------------  ---------------  ----------------  ----------------  --------------------
                                                         YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------  ---------
                               2014     2013     2014    2013     2014     2013     2014     2013      2014       2013
                             -------   -----   -------  ------  -------  -------  -------  -------  ---------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (87)    (38)     (273)    (94)    (420)    (281)    (506)     (79)   (18,146)   (17,147)
 Net realized gain
   (loss) on investments....     326      18     4,220   1,598    3,899    2,891    1,716      825         (5)        --
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........      88   1,995     1,577  17,586   (4,073)  11,151    8,576   26,002        (89)        --
 Capital gain
   distribution.............     472      --        --      --      209       --      554       --         --         --
                             -------   -----   -------  ------  -------  -------  -------  -------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............     799   1,975     5,524  19,090     (385)  13,761   10,340   26,748    (18,240)   (17,147)
                             -------   -----   -------  ------  -------  -------  -------  -------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............      --      --        --      --       --       --       --       --         --         --
 Death benefits.............      --      --        --      --       --       --       --       --   (978,712)  (718,385)
 Surrenders.................      --      --    (6,806) (5,098) (18,706)  (1,840)  (4,692)  (4,040)  (173,027)  (530,757)
 Administrative expenses....     (19)    (25)      (81)    (92)    (101)    (143)    (665)    (601)    (1,949)    (3,225)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,244)     34    (9,108) (4,701)    (239) (18,411)      (1)       1  1,359,524  1,567,622
                             -------   -----   -------  ------  -------  -------  -------  -------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,263)      9   (15,995) (9,891) (19,046) (20,394)  (5,358)  (4,640)   205,836    315,255
                             -------   -----   -------  ------  -------  -------  -------  -------  ---------  ---------
Increase (decrease) in
 net assets.................    (464)  1,984   (10,471)  9,199  (19,431)  (6,633)   4,982   22,108    187,596    298,108
Net assets at beginning
 of year....................   8,098   6,114    81,013  71,814   43,896   50,529  105,267   83,159    986,110    688,002
                             -------   -----   -------  ------  -------  -------  -------  -------  ---------  ---------
Net assets at end of year... $ 7,634   8,098    70,542  81,013   24,465   43,896  110,249  105,267  1,173,706    986,110
                             =======   =====   =======  ======  =======  =======  =======  =======  =========  =========
Change in units (note 5):
 Units purchased............      --       3       173     119       38       27       --       --    232,389    173,240
 Units redeemed.............     (92)     (2)   (1,445) (1,002)    (703)    (811)    (220)    (216)  (212,393)  (141,033)
                             -------   -----   -------  ------  -------  -------  -------  -------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (92)      1    (1,272)   (883)    (665)    (784)    (220)    (216)    19,996     32,207
                             =======   =====   =======  ======  =======  =======  =======  =======  =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                    EATON VANCE VARIABLE
                            DREYFUS (CONTINUED)            TRUST
                           ---------------------  -----------------------  -----------------------
                            THE DREYFUS SOCIALLY
                             RESPONSIBLE GROWTH                             FEDERATED HIGH INCOME
                           FUND, INC. -- INITIAL      VT FLOATING-RATE         BOND FUND II --
                                   SHARES               INCOME FUND            PRIMARY SHARES
                           ---------------------  -----------------------  ----------------------
                                                                           YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------
                              2014        2013        2014        2013        2014        2013
                           ----------  ---------  -----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense).............. $  (28,263)   (13,944)   1,090,447   1,568,846     902,732   1,286,135
 Net realized gain
   (loss) on investments..     46,333     55,416     (129,644)    244,109     298,381     345,053
 Change in unrealized
   appreciation
   (depreciation)
   on investments.........    201,345  1,198,184   (1,768,385)   (739,604)   (922,456)   (471,562)
 Capital gain
   distribution...........    360,534         --           --     574,708          --          --
                           ----------  ---------  -----------  ----------  ----------  ----------
   Increase (decrease)
    in net assets from
    operations............    579,949  1,239,656     (807,582)  1,648,059     278,657   1,159,626
                           ----------  ---------  -----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums.............        328        287      524,261   1,661,957         570      14,704
 Death benefits...........         --         --      (78,540)   (296,350)   (476,940)   (387,815)
 Surrenders...............    (50,465)   (23,142) (10,535,020) (7,810,089) (2,441,379) (2,745,850)
 Administrative expenses..    (19,940)   (16,143)    (460,577)   (470,002)    (24,877)    (34,637)
 Transfers between
   subaccounts
   (including fixed
   account), net..........  1,153,275     24,145     (242,800) 20,571,349  (1,599,095) (1,612,421)
                           ----------  ---------  -----------  ----------  ----------  ----------
   Increase (decrease)
    in net assets from
    capital transactions..  1,083,198    (14,853) (10,792,676) 13,656,865  (4,541,721) (4,766,019)
                           ----------  ---------  -----------  ----------  ----------  ----------
Increase (decrease) in
 net assets...............  1,663,147  1,224,803  (11,600,258) 15,304,924  (4,263,064) (3,606,393)
Net assets at beginning
 of year..................  5,075,453  3,850,650   79,695,323  64,390,399  20,139,212  23,745,605
                           ----------  ---------  -----------  ----------  ----------  ----------
Net assets at end of year. $6,738,600  5,075,453   68,095,065  79,695,323  15,876,148  20,139,212
                           ==========  =========  ===========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased..........     63,744     14,245    1,057,306   5,521,139     128,216     132,261
 Units redeemed...........     (7,426)   (16,176)  (1,914,079) (4,365,176)   (309,839)   (315,887)
                           ----------  ---------  -----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners........     56,318     (1,931)    (856,773)  1,155,963    (181,623)   (183,626)
                           ==========  =========  ===========  ==========  ==========  ==========

                           FEDERATED INSURANCE SERIES
                           ------------------------------------------------

                            FEDERATED HIGH INCOME     FEDERATED KAUFMANN
                               BOND FUND II --        FUND II -- SERVICE
                                SERVICE SHARES              SHARES
                           -----------------------  ----------------------

                           ------------------------------------------------
                              2014         2013        2014        2013
                           ----------  -----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)..............  1,275,002    1,986,630    (349,226)   (345,023)
 Net realized gain
   (loss) on investments..    341,794    1,092,032   1,271,021     935,106
 Change in unrealized
   appreciation
   (depreciation)
   on investments......... (1,298,562)  (1,082,999) (1,705,256)  4,575,795
 Capital gain
   distribution...........         --           --   2,498,167   1,984,572
                           ----------  -----------  ----------  ----------
   Increase (decrease)
    in net assets from
    operations............    318,234    1,995,663   1,714,706   7,150,450
                           ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums.............    349,379      586,301      81,064      31,799
 Death benefits...........   (155,055)    (128,177)      5,248     (87,983)
 Surrenders............... (2,882,536)  (3,197,273) (2,867,407) (2,267,943)
 Administrative expenses..   (110,354)    (125,166)    (85,473)    (81,057)
 Transfers between
   subaccounts
   (including fixed
   account), net.......... (1,988,878)  (8,094,548) (1,195,868) (1,740,161)
                           ----------  -----------  ----------  ----------
   Increase (decrease)
    in net assets from
    capital transactions.. (4,787,444) (10,958,863) (4,062,436) (4,145,345)
                           ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets............... (4,469,210)  (8,963,200) (2,347,730)  3,005,105
Net assets at beginning
 of year.................. 31,010,971   39,974,171  24,190,789  21,185,684
                           ----------  -----------  ----------  ----------
Net assets at end of year. 26,541,761   31,010,971  21,843,059  24,190,789
                           ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased..........    134,793      469,334      52,468      32,136
 Units redeemed...........   (367,396)  (1,014,741)   (219,109)   (247,943)
                           ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners........   (232,603)    (545,407)   (166,641)   (215,807)
                           ==========  ===========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                FEDERATED INSURANCE SERIES (CONTINUED)
                           -----------------------------------------------

                            FEDERATED MANAGED TAIL
                               RISK FUND II --         FEDERATED MANAGED
                                PRIMARY SHARES        VOLATILITY FUND II
                           -----------------------  ----------------------

                           ------------------------------------------------
                               2014        2013        2014        2013
                           -----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense).............. $    30,606     (39,325)    173,632     133,190
 Net realized gain
   (loss) on investments..      (7,502)    223,251     318,687     234,149
 Change in unrealized
   appreciation
   (depreciation)
   on investments.........  (1,887,013)    926,301    (908,142)  1,304,711
 Capital gain
   distribution...........   1,678,494     198,553     653,188          --
                           -----------  ----------  ----------  ----------
   Increase (decrease)
    in net assets from
    operations............    (185,415)  1,308,780     237,365   1,672,050
                           -----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums.............       2,970       5,004         430      11,541
 Death benefits...........     (84,887)   (183,856)   (128,581)   (179,779)
 Surrenders...............  (1,148,974) (1,262,103) (1,615,140) (1,123,133)
 Administrative expenses..     (14,164)    (16,714)    (13,514)    (13,176)
 Transfers between
   subaccounts
   (including fixed
   account), net..........      12,311    (165,138)    602,785     454,523
                           -----------  ----------  ----------  ----------
   Increase (decrease)
    in net assets from
    capital transactions..  (1,232,744) (1,622,807) (1,154,020)   (850,024)
                           -----------  ----------  ----------  ----------
Increase (decrease) in
 net assets...............  (1,418,159)   (314,027)   (916,655)    822,026
Net assets at beginning
 of year..................   9,017,620   9,331,647   9,573,745   8,751,719
                           -----------  ----------  ----------  ----------
Net assets at end of year. $ 7,599,461   9,017,620   8,657,090   9,573,745
                           ===========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased..........      25,441       7,096      64,796      61,912
 Units redeemed...........    (123,828)   (142,364)   (110,925)   (106,405)
                           -----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners........     (98,387)   (135,268)    (46,129)    (44,493)
                           ===========  ==========  ==========  ==========

                                         FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                           -----------------------------------------------------------------------
                                  VIP ASSET               VIP ASSET
                                 MANAGER/SM/             MANAGER/SM              VIP BALANCED
                                PORTFOLIO --            /PORTFOLIO --            PORTFOLIO --
                                INITIAL CLASS          SERVICE CLASS 2         SERVICE CLASS 2
                           ----------------------  ----------------------  -----------------------
                            YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------
                              2014        2013        2014        2013         2014        2013
                           ----------  ----------  ----------  ----------  -----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)..............    128,429     183,989     (76,935)    (67,039)    (520,214)   (459,377)
 Net realized gain
   (loss) on investments..  1,330,499     923,262     401,617     366,555    1,929,415   2,635,461
 Change in unrealized
   appreciation
   (depreciation)
   on investments......... (1,532,400)  6,733,890    (451,429)  1,242,244   (5,372,543)  6,571,378
 Capital gain
   distribution...........  2,772,138     142,108     574,903      30,079   10,085,968   3,540,581
                           ----------  ----------  ----------  ----------  -----------  ----------
   Increase (decrease)
    in net assets from
    operations............  2,698,666   7,983,249     448,156   1,571,839    6,122,626  12,288,043
                           ----------  ----------  ----------  ----------  -----------  ----------
From capital
 transactions (note 4):
 Net premiums.............     30,116      19,970         408     154,623      235,550     695,343
 Death benefits...........   (642,211) (1,186,826)    (16,809)    (11,364)    (162,129)   (198,306)
 Surrenders............... (5,963,885) (5,573,595) (1,499,499)   (902,898)  (7,925,382) (9,835,505)
 Administrative expenses..    (51,855)    (55,573)    (22,621)    (27,468)    (360,076)   (307,331)
 Transfers between
   subaccounts
   (including fixed
   account), net..........   (408,373)   (718,068)   (445,848) (1,099,747)  (4,026,840)  3,938,357
                           ----------  ----------  ----------  ----------  -----------  ----------
   Increase (decrease)
    in net assets from
    capital transactions.. (7,036,208) (7,514,092) (1,984,369) (1,886,854) (12,238,877) (5,707,442)
                           ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in
 net assets............... (4,337,542)    469,157  (1,536,213)   (315,015)  (6,116,251)  6,580,601
Net assets at beginning
 of year.................. 60,583,759  60,114,602  12,521,060  12,836,075   81,678,757  75,098,156
                           ----------  ----------  ----------  ----------  -----------  ----------
Net assets at end of year. 56,246,217  60,583,759  10,984,847  12,521,060   75,562,506  81,678,757
                           ==========  ==========  ==========  ==========  ===========  ==========
Change in units (note 5):
 Units purchased..........     25,321      30,780      25,869      55,378      755,591   1,370,265
 Units redeemed...........   (200,805)   (243,517)   (157,751)   (193,826)  (1,590,196) (1,836,064)
                           ----------  ----------  ----------  ----------  -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners........   (175,484)   (212,737)   (131,882)   (138,448)    (834,605)   (465,799)
                           ==========  ==========  ==========  ==========  ===========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
-                            ----------------------------------------------------------------------------------------------------
                                                                                       VIP DYNAMIC
                                                                                         CAPITAL
                                 VIP CONTRAFUND(R)          VIP CONTRAFUND(R)         APPRECIATION          VIP EQUITY-INCOME
                                    PORTFOLIO --              PORTFOLIO --            PORTFOLIO --            PORTFOLIO --
                                   INITIAL CLASS             SERVICE CLASS 2         SERVICE CLASS 2          INITIAL CLASS
                             -------------------------  ------------------------  --------------------  ------------------------
                                                                                YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------------------------
                                 2014          2013         2014         2013        2014       2013        2014         2013
                             ------------  -----------  -----------  -----------  ---------  ---------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (680,750)    (528,597)  (2,702,581)  (2,442,478)   (35,959)   (36,606)   1,408,690    1,125,001
 Net realized gain
   (loss) on investments....    7,736,226    5,313,306   24,813,099   14,750,964    202,340    188,248    2,555,503    1,587,441
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    3,309,442   28,708,667   (1,544,579)  57,995,773    (40,742)   425,911    2,037,033   15,418,505
 Capital gain
   distribution.............    2,548,582       35,769    5,071,552       77,383    108,576    204,960    1,442,819    6,965,038
                             ------------  -----------  -----------  -----------  ---------  ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   12,913,500   33,529,145   25,637,491   70,381,642    234,215    782,513    7,444,045   25,095,985
                             ------------  -----------  -----------  -----------  ---------  ---------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............       60,575      175,429    1,743,938    1,834,141      6,368      1,108       48,486      107,331
 Death benefits.............   (1,775,924)  (2,353,300)    (674,892)  (1,030,592)        --     (5,270)  (1,304,874)  (1,362,730)
 Surrenders.................  (15,501,147) (15,644,736) (31,774,996) (27,913,001)  (410,624)  (281,177) (14,124,996) (11,605,177)
 Administrative expenses....     (175,964)    (188,171)  (1,627,934)  (1,470,783)    (8,801)    (8,530)    (116,381)    (127,803)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (1,693,969)  (2,296,395) (29,792,050) (18,903,708)   493,667    104,177     (891,975)  (1,196,004)
                             ------------  -----------  -----------  -----------  ---------  ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (19,086,429) (20,307,173) (62,125,934) (47,483,943)    80,610   (189,692) (16,389,740) (14,184,383)
                             ------------  -----------  -----------  -----------  ---------  ---------  -----------  -----------
Increase (decrease) in
 net assets.................   (6,172,929)  13,221,972  (36,488,443)  22,897,699    314,825    592,821   (8,945,695)  10,911,602
Net assets at beginning
 of year....................  136,622,356  123,400,384  290,517,421  267,619,722  2,703,680  2,110,859  111,500,086  100,588,484
                             ------------  -----------  -----------  -----------  ---------  ---------  -----------  -----------
Net assets at end of year... $130,449,427  136,622,356  254,028,978  290,517,421  3,018,505  2,703,680  102,554,391  111,500,086
                             ============  ===========  ===========  ===========  =========  =========  ===========  ===========
Change in units (note 5):
 Units purchased............      111,158      151,152    1,041,879    1,686,419     34,890     33,286       97,334      169,744
 Units redeemed.............     (621,240)    (861,699)  (4,828,293)  (5,257,390)   (35,649)   (38,619)    (474,946)    (573,623)
                             ------------  -----------  -----------  -----------  ---------  ---------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (510,082)    (710,547)  (3,786,414)  (3,570,971)      (759)    (5,333)    (377,612)    (403,879)
                             ============  ===========  ===========  ===========  =========  =========  ===========  ===========

-                            -------------------------


                                 VIP EQUITY-INCOME
                                   PORTFOLIO --
                                  SERVICE CLASS 2
                             ------------------------

                             -------------------------
                                 2014         2013
                             -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   1,006,417      795,179
 Net realized gain
   (loss) on investments....   7,583,002    4,304,240
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (999,406)  18,311,064
 Capital gain
   distribution.............   1,847,761    9,457,200
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   9,437,774   32,867,683
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     623,941      832,512
 Death benefits.............    (246,159)    (394,510)
 Surrenders................. (15,276,950) (13,500,962)
 Administrative expenses....    (765,623)    (723,971)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (17,734,991)  (5,707,446)
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (33,399,782) (19,494,377)
                             -----------  -----------
Increase (decrease) in
 net assets................. (23,962,008)  13,373,306
Net assets at beginning
 of year.................... 148,988,964  135,615,658
                             -----------  -----------
Net assets at end of year... 125,026,956  148,988,964
                             ===========  ===========
Change in units (note 5):
 Units purchased............     781,585      977,248
 Units redeemed.............  (3,117,402)  (2,568,860)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (2,335,817)  (1,591,612)
                             ===========  ===========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                             FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                             ------------------------------------------------------------------------------------------------
                                       VIP                      VIP                 VIP GROWTH              VIP GROWTH
                                     GROWTH &                GROWTH &              OPPORTUNITIES           OPPORTUNITIES
                               INCOME PORTFOLIO --      INCOME PORTFOLIO --        PORTFOLIO --            PORTFOLIO --
                                  INITIAL CLASS           SERVICE CLASS 2          INITIAL CLASS          SERVICE CLASS 2
                             -----------------------  ----------------------  ----------------------  ----------------------
                                                                              YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------------------------------------------
                                 2014        2013        2014        2013        2014        2013        2014        2013
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    65,191      98,014     (13,933)     15,330    (139,068)   (127,101)   (482,967)   (495,787)
 Net realized gain
   (loss) on investments....   1,617,336   1,438,184   1,344,216   1,200,510   1,118,673     961,410   3,164,386   2,293,982
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     513,424   5,224,888     137,472   3,598,779      98,723   2,520,871    (292,252)  7,144,954
 Capital gain
   distribution.............       6,849          --       5,030          --      10,378       5,604      18,690      14,618
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   2,202,800   6,761,086   1,472,785   4,814,619   1,088,706   3,360,784   2,407,857   8,957,767
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      13,665      86,270      66,052     235,380       1,240      23,362     162,787     226,351
 Death benefits.............    (328,847)   (514,467)    (57,147)    (39,781)   (332,298)    (85,092)    (55,566)    (79,834)
 Surrenders.................  (3,092,007) (3,343,651) (2,385,913) (1,963,600) (1,366,706) (1,243,463) (3,292,194) (2,834,110)
 Administrative expenses....     (43,771)    (46,585)    (66,576)    (62,717)    (16,598)    (18,179)   (192,344)   (174,785)
 Transfers between
   subaccounts
   (including fixed
   account), net............     137,296     482,975    (442,419)  1,851,005    (209,668)    137,832  (3,580,654) (4,739,828)
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (3,313,664) (3,335,458) (2,886,003)     20,287  (1,924,030) (1,185,540) (6,957,971) (7,602,206)
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................  (1,110,864)  3,425,628  (1,413,218)  4,834,906    (835,324)  2,175,244  (4,550,114)  1,355,561
Net assets at beginning
 of year....................  26,538,142  23,112,514  19,438,454  14,603,548  11,844,390   9,669,146  30,628,824  29,273,263
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of year... $25,427,278  26,538,142  18,025,236  19,438,454  11,009,066  11,844,390  26,078,710  30,628,824
                             ===========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............      66,620     153,981     100,935     409,972      45,640     154,021     510,917     374,350
 Units redeemed.............    (233,584)   (373,988)   (286,164)   (381,653)   (167,334)   (237,249)   (989,552)   (992,730)
                             -----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (166,964)   (220,007)   (185,229)     28,319    (121,694)    (83,228)   (478,635)   (618,380)
                             ===========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

                             ------------------------

                                    VIP GROWTH
                                   PORTFOLIO --
                                  INITIAL CLASS
                             -----------------------

                             ------------------------
                                 2014        2013
                             -----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    (807,422)   (693,812)
 Net realized gain
   (loss) on investments....   5,981,537   3,232,297
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   1,263,901  16,484,231
 Capital gain
   distribution.............          --      42,796
                             -----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   6,438,016  19,065,512
                             -----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      29,253     159,084
 Death benefits.............    (795,472) (1,356,267)
 Surrenders.................  (9,618,288) (6,884,055)
 Administrative expenses....     (77,739)    (81,379)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (216,017) (1,271,346)
                             -----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (10,678,263) (9,433,963)
                             -----------  ----------
Increase (decrease) in
 net assets.................  (4,240,247)  9,631,549
Net assets at beginning
 of year....................  69,535,936  59,904,387
                             -----------  ----------
Net assets at end of year...  65,295,689  69,535,936
                             ===========  ==========
Change in units (note 5):
 Units purchased............      93,334      44,688
 Units redeemed.............    (389,524)   (376,188)
                             -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (296,190)   (331,500)
                             ===========  ==========


                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                           FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                             -------------------------------------------------------------------------------------------
                                    VIP GROWTH              VIP GROWTH          VIP INVESTMENT GRADE      VIP MID CAP
                                   PORTFOLIO --         STOCK PORTFOLIO --        BOND PORTFOLIO --       PORTFOLIO --
                                 SERVICE CLASS 2          SERVICE CLASS 2          SERVICE CLASS 2       INITIAL CLASS
                             -----------------------  ----------------------  ------------------------  ---------------
                                                                            YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------------------
                                 2014        2013        2014        2013         2014         2013       2014    2013
                             -----------  ----------  ----------  ----------  -----------  -----------  -------  ------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (387,411)   (318,033)   (482,334)   (585,751)      74,495      379,963     (129)    (84)
 Net realized gain
   (loss) on investments....   1,741,171   1,490,271   2,700,055   2,463,157     (844,618)    (850,352)   2,717   1,561
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     864,475   4,779,766  (1,916,522)  5,903,073    5,037,754   (6,310,227)  (2,302)  3,664
 Capital gain
   distribution.............          --      15,737   3,591,233   3,394,288       46,378    1,529,573      631   3,465
                             -----------  ----------  ----------  ----------  -----------  -----------  -------  ------
    Increase (decrease)
     in net assets from
     operations.............   2,218,235   5,967,741   3,892,432  11,174,767    4,314,009   (5,251,043)     917   8,606
                             -----------  ----------  ----------  ----------  -----------  -----------  -------  ------
From capital
 transactions (note 4):
 Net premiums...............     183,478     180,304     265,087     300,323      655,076    1,045,435      240     240
 Death benefits.............     (57,135)   (106,165)    (74,169)   (131,251)    (365,261)    (295,318)      --      --
 Surrenders.................  (2,535,025) (2,237,165) (4,591,228) (3,574,429) (13,502,464) (12,644,374) (18,382) (6,110)
 Administrative expenses....     (79,656)    (56,825)   (283,399)   (253,243)    (798,610)    (850,366)      --      --
 Transfers between
   subaccounts
   (including fixed
   account), net............     (41,450)  3,826,021  (2,991,072) (5,754,313) (11,474,985)  (4,347,747)  12,050     (90)
                             -----------  ----------  ----------  ----------  -----------  -----------  -------  ------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,529,788)  1,606,170  (7,674,781) (9,412,913) (25,486,244) (17,092,370)  (6,092) (5,960)
                             -----------  ----------  ----------  ----------  -----------  -----------  -------  ------
Increase (decrease) in
 net assets.................    (311,553)  7,573,911  (3,782,349)  1,761,854  (21,172,235) (22,343,413)  (5,175)  2,646
Net assets at beginning
 of year....................  25,263,123  17,689,212  40,569,510  38,807,656  120,148,945  142,492,358   29,762  27,116
                             -----------  ----------  ----------  ----------  -----------  -----------  -------  ------
Net assets at end of year... $24,951,570  25,263,123  36,787,161  40,569,510   98,976,710  120,148,945   24,587  29,762
                             ===========  ==========  ==========  ==========  ===========  ===========  =======  ======
Change in units (note 5):
 Units purchased............     151,686     568,347     223,978     171,474    1,234,025    1,815,640      358       8
 Units redeemed.............    (339,937)   (543,780)   (728,487)   (921,533)  (3,292,069)  (3,222,337)    (539)   (202)
                             -----------  ----------  ----------  ----------  -----------  -----------  -------  ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (188,251)     24,567    (504,509)   (750,059)  (2,058,044)  (1,406,697)    (181)   (194)
                             ===========  ==========  ==========  ==========  ===========  ===========  =======  ======

                             -------------------------
                                    VIP MID CAP
                                   PORTFOLIO --
                                  SERVICE CLASS 2
                             ------------------------

                             -------------------------
                                 2014         2013
                             -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................  (2,952,051)  (2,416,619)
 Net realized gain
   (loss) on investments....   7,155,782    7,621,779
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............    (579,587)  24,037,822
 Capital gain
   distribution.............   4,350,703   22,146,427
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   7,974,847   51,389,409
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............   1,026,731    1,026,673
 Death benefits.............    (475,087)  (1,283,128)
 Surrenders................. (21,143,075) (17,110,626)
 Administrative expenses....    (883,081)    (748,781)
 Transfers between
   subaccounts
   (including fixed
   account), net............   2,501,755  (13,925,484)
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (18,972,757) (32,041,346)
                             -----------  -----------
Increase (decrease) in
 net assets................. (10,997,910)  19,348,063
Net assets at beginning
 of year.................... 189,779,320  170,431,257
                             -----------  -----------
Net assets at end of year... 178,781,410  189,779,320
                             ===========  ===========
Change in units (note 5):
 Units purchased............   1,609,914      859,279
 Units redeemed.............  (2,130,699)  (2,772,928)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (520,785)  (1,913,649)
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                                               (CONTINUED)
                             -----------------------------------------------

                                   VIP OVERSEAS              VIP VALUE
                                   PORTFOLIO --       STRATEGIES PORTFOLIO --
                                  INITIAL CLASS           SERVICE CLASS 2
                             -----------------------  ----------------------

                             ------------------------------------------------
                                 2014        2013        2014        2013
                             -----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (25,288)       (831)    (82,258)    (70,623)
 Net realized gain
   (loss) on investments....     798,131     292,438   1,151,114     517,443
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (3,059,391)  5,789,558    (620,979)  1,810,537
 Capital gain
   distribution.............       6,396      90,435          --          --
                             -----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  (2,280,152)  6,171,600     447,877   2,257,357
                             -----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............       3,546      19,238     308,368     284,172
 Death benefits.............    (209,056)   (389,000)   (187,190)     11,941
 Surrenders.................  (3,524,048) (2,410,081) (1,000,391)   (871,276)
 Administrative expenses....     (27,756)    (31,153)    (42,762)    (39,924)
 Transfers between
   subaccounts
   (including fixed
   account), net............     368,105    (246,036) (3,815,586)  6,281,604
                             -----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (3,389,209) (3,057,032) (4,737,561)  5,666,517
                             -----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................  (5,669,361)  3,114,568  (4,289,684)  7,923,874
Net assets at beginning
 of year....................  26,592,567  23,477,999  12,418,344   4,494,470
                             -----------  ----------  ----------  ----------
Net assets at end of year... $20,923,206  26,592,567   8,128,660  12,418,344
                             ===========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............      62,510      69,497      73,664     616,418
 Units redeemed.............    (183,974)   (190,091)   (339,197)   (244,495)
                             -----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (121,464)   (120,594)   (265,533)    371,923
                             ===========  ==========  ==========  ==========

                                      FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                             ---------------------------------------------------------------------
                                 FRANKLIN FOUNDING                                 FRANKLIN LARGE
                                 FUNDS ALLOCATION           FRANKLIN INCOME          CAP GROWTH
                                    VIP FUND --               VIP FUND --           VIP FUND --
                                  CLASS 2 SHARES            CLASS 2 SHARES         CLASS 2 SHARES
                             ------------------------  ------------------------  -----------------
                             YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------
                                 2014         2013         2014         2013       2014     2013
                             -----------  -----------  -----------  -----------  -------  --------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................     961,401   10,897,093   14,542,020   23,171,634   (1,197)   (1,508)
 Net realized gain
   (loss) on investments....     228,191      420,023    9,765,322    3,641,039   12,316    18,299
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     121,232   (8,905,864)  (9,888,598)  31,620,854   15,540    60,417
 Capital gain
   distribution.............      91,755   18,956,728           --           --       --        --
                             -----------  -----------  -----------  -----------  -------  --------
    Increase (decrease)
     in net assets from
     operations.............   1,402,579   21,367,980   14,418,744   58,433,527   26,659    77,208
                             -----------  -----------  -----------  -----------  -------  --------
From capital
 transactions (note 4):
 Net premiums...............     276,487      553,975      742,350    1,286,412       --        --
 Death benefits.............    (534,773)    (222,565)  (1,978,092)  (1,111,460)      --        --
 Surrenders................. (12,649,950) (11,330,586) (58,066,798) (64,743,291) (24,443) (103,034)
 Administrative expenses....    (596,788)    (563,271)  (1,531,083)  (1,484,564)  (1,003)   (1,084)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (2,510,363)  (3,661,324) (22,149,429) (21,272,973) (26,568)  (14,115)
                             -----------  -----------  -----------  -----------  -------  --------
    Increase (decrease)
     in net assets from
     capital transactions... (16,015,387) (15,223,771) (82,983,052) (87,325,876) (52,014) (118,233)
                             -----------  -----------  -----------  -----------  -------  --------
Increase (decrease) in
 net assets................. (14,612,808)   6,144,209  (68,564,308) (28,892,349) (25,355)  (41,025)
Net assets at beginning
 of year.................... 112,297,462  106,153,253  511,868,641  540,760,990  291,206   332,231
                             -----------  -----------  -----------  -----------  -------  --------
Net assets at end of year...  97,684,654  112,297,462  443,304,333  511,868,641  265,851   291,206
                             ===========  ===========  ===========  ===========  =======  ========
Change in units (note 5):
 Units purchased............     402,635      517,440    1,376,588    1,169,705       86        37
 Units redeemed.............  (1,770,140)  (1,983,722)  (7,020,845)  (7,666,679)  (2,995)   (7,324)
                             -----------  -----------  -----------  -----------  -------  --------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (1,367,505)  (1,466,282)  (5,644,257)  (6,496,974)  (2,909)   (7,287)
                             ===========  ===========  ===========  ===========  =======  ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CONTINUED)
                             ----------------------------------------------------------------------------------------------
                                 FRANKLIN MUTUAL         TEMPLETON FOREIGN      TEMPLETON FOREIGN      TEMPLETON GLOBAL
                                SHARES VIP FUND --          VIP FUND --            VIP FUND --         BOND VIP FUND --
                                  CLASS 2 SHARES          CLASS 1 SHARES         CLASS 2 SHARES         CLASS 1 SHARES
                             -----------------------  ----------------------  --------------------  ----------------------
                                                                            YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------------------
                                 2014        2013        2014        2013        2014       2013       2014        2013
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    82,992     102,672      71,847     111,599        412      9,732     376,195     409,894
 Net realized gain
   (loss) on investments....   1,302,279   1,050,874     399,275     233,280     46,773     60,528     136,204     187,490
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............    (349,360)  3,688,086  (1,765,275)  1,679,995   (235,412)   229,598    (435,509)   (693,233)
 Capital gain
   distribution.............     106,261          --          --          --         --         --          --     140,876
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   1,142,172   4,841,632  (1,294,153)  2,024,874   (188,227)   299,858      76,890      45,027
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      39,082      27,778       7,208       6,041     33,548         --       1,080       2,292
 Death benefits.............     (27,710)    (51,945)   (105,058)    (57,353)    (5,292)    (6,356)   (182,467)   (152,368)
 Surrenders.................  (2,184,152) (2,050,603) (1,312,659) (1,072,736)  (122,411)  (370,558) (1,831,754) (1,220,016)
 Administrative expenses....     (90,776)    (79,805)    (17,387)    (18,359)    (2,512)    (2,770)    (15,365)    (18,087)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (463,977) (1,098,579)    211,911     607,579     85,860    (67,481)    869,665    (295,080)
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,727,533) (3,253,154) (1,215,985)   (534,828)   (10,807)  (447,165) (1,158,841) (1,683,259)
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  ----------
Increase (decrease) in
 net assets.................  (1,585,361)  1,588,478  (2,510,138)  1,490,046   (199,034)  (147,307) (1,081,951) (1,638,232)
Net assets at beginning
 of year....................  21,576,005  19,987,527  11,488,076   9,998,030  1,540,913  1,688,220  10,735,406  12,373,638
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  ----------
Net assets at end of year... $19,990,644  21,576,005   8,977,938  11,488,076  1,341,879  1,540,913   9,653,455  10,735,406
                             ===========  ==========  ==========  ==========  =========  =========  ==========  ==========
Change in units (note 5):
 Units purchased............      78,940      73,865      83,089     103,524     22,272      8,614      64,029      38,279
 Units redeemed.............    (248,551)   (307,633)   (160,728)   (144,543)   (20,403)   (40,767)   (126,324)   (129,671)
                             -----------  ----------  ----------  ----------  ---------  ---------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (169,611)   (233,768)    (77,639)    (41,019)     1,869    (32,153)    (62,295)    (91,392)
                             ===========  ==========  ==========  ==========  =========  =========  ==========  ==========

                             -----------------------
                                TEMPLETON GROWTH
                                   VIP FUND --
                                 CLASS 2 SHARES
                             ----------------------

                             -----------------------
                                2014        2013
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    (41,051)    119,038
 Net realized gain
   (loss) on investments....  1,067,739     602,233
 Change in unrealized
   appreciation
   (depreciation) on
   investments.............. (1,415,299)  2,817,536
 Capital gain
   distribution.............         --          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   (388,611)  3,538,807
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     63,379      28,680
 Death benefits.............      4,933      13,812
 Surrenders................. (1,473,901) (1,712,959)
 Administrative expenses....    (61,777)    (55,912)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (3,709,176)  2,471,267
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (5,176,542)    744,888
                             ----------  ----------
Increase (decrease) in
 net assets................. (5,565,153)  4,283,695
Net assets at beginning
 of year.................... 17,367,501  13,083,806
                             ----------  ----------
Net assets at end of year... 11,802,348  17,367,501
                             ==========  ==========
Change in units (note 5):
 Units purchased............    144,397     498,590
 Units redeemed.............   (561,460)   (460,002)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (417,063)     38,588
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                             GE INVESTMENTS FUNDS, INC.
                             -------------------------------------------------------------------------------------------------
                                    CORE VALUE
                                  EQUITY FUND --          INCOME FUND --       PREMIER GROWTH EQUITY   REAL ESTATE SECURITIES
                                  CLASS 1 SHARES          CLASS 1 SHARES      FUND -- CLASS 1 SHARES   FUND -- CLASS 1 SHARES
                             -----------------------  ----------------------  ----------------------  -----------------------
                                                                               YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------------------------------
                                 2014        2013        2014        2013        2014        2013         2014        2013
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (111,854)    (97,512)    196,105     297,552    (354,943)   (322,473)      40,789       2,053
 Net realized gain
   (loss) on investments....     730,035     520,710       3,588     (11,506)  2,224,486   2,246,449    4,399,216   3,514,086
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  (1,579,683)  2,456,999     847,688  (1,274,858) (2,395,957)  5,103,754    8,937,471  (9,946,643)
 Capital gain
   distribution.............   2,384,111   1,055,201          --          --   4,421,832   2,256,771    7,673,631   4,489,547
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   1,422,609   3,935,398   1,047,381    (988,812)  3,895,418   9,284,501   21,051,107  (1,940,957)
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      58,703     178,880     122,683     358,865      29,946      82,610      524,208     563,648
 Death benefits.............    (111,841)   (134,609)   (282,194)   (525,643)   (245,466)   (379,865)    (547,923)   (611,126)
 Surrenders.................  (1,747,539) (1,259,307) (3,798,447) (3,945,456) (3,327,458) (3,768,705)  (9,432,032) (6,990,152)
 Administrative expenses....     (47,720)    (43,173)    (74,383)    (81,563)    (77,988)    (79,815)    (354,207)   (294,451)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (436,439)   (588,796)    868,232  (2,219,935) (1,376,006) (1,037,473) (20,304,111) 27,647,535
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,284,836) (1,847,005) (3,164,109) (6,413,732) (4,996,972) (5,183,248) (30,114,065) 20,315,454
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in
 net assets.................    (862,227)  2,088,393  (2,116,728) (7,402,544) (1,101,554)  4,101,253   (9,062,958) 18,374,497
Net assets at beginning
 of year....................  15,642,880  13,554,487  30,651,893  38,054,437  34,859,122  30,757,869   82,755,330  64,380,833
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
Net assets at end of year... $14,780,653  15,642,880  28,535,165  30,651,893  33,757,568  34,859,122   73,692,372  82,755,330
                             ===========  ==========  ==========  ==========  ==========  ==========  ===========  ==========
Change in units (note 5):
 Units purchased............      24,762      52,087     205,063     169,890      50,370     141,686      268,132   2,669,035
 Units redeemed.............    (157,727)   (171,324)   (430,600)   (596,251)   (334,887)   (506,189)  (1,906,475) (1,014,564)
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (132,965)   (119,237)   (225,537)   (426,361)   (284,517)   (364,503)  (1,638,343)  1,654,471
                             ===========  ==========  ==========  ==========  ==========  ==========  ===========  ==========

                             -------------------------


                               S&P 500(R) INDEX FUND
                             ------------------------

                             -------------------------
                                 2014         2013
                             -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................     187,979      381,484
 Net realized gain
   (loss) on investments....  11,225,481   10,330,018
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   6,799,540   31,054,679
 Capital gain
   distribution.............          --           --
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  18,213,000   41,766,181
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     609,693      906,369
 Death benefits.............  (1,863,150)    (828,944)
 Surrenders................. (18,764,795) (19,770,850)
 Administrative expenses....    (345,772)    (344,451)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,934,641)  (2,831,031)
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (22,298,665) (22,868,907)
                             -----------  -----------
Increase (decrease) in
 net assets.................  (4,085,665)  18,897,274
Net assets at beginning
 of year.................... 169,583,308  150,686,034
                             -----------  -----------
Net assets at end of year... 165,497,643  169,583,308
                             ===========  ===========
Change in units (note 5):
 Units purchased............     466,018    1,022,719
 Units redeemed.............  (1,500,998)  (2,315,706)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (1,034,980)  (1,292,987)
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                                                               GE INVESTMENTS FUNDS, INC. (CONTINUED)
                             ----------------------------------------------------------------------------------

                             SMALL-CAP EQUITY FUND --     TOTAL RETURN FUND --         TOTAL RETURN FUND --
                                  CLASS 1 SHARES             CLASS 1 SHARES               CLASS 3 SHARES
                             -----------------------  ----------------------------  --------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------
                                 2014        2013          2014           2013          2014          2013
                             -----------  ----------  -------------  -------------  ------------  ------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (612,034)   (621,630)      (145,715)    (1,838,294)   (5,121,092)   (7,269,409)
 Net realized gain
   (loss) on investments....   1,934,954   2,152,938     38,582,729     30,837,255    22,877,395    17,447,551
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (6,122,659)  5,550,672    (30,059,305)    46,752,894   (14,223,234)   60,160,634
 Capital gain
   distribution.............   5,569,249   4,876,639     26,324,923     48,060,705    25,348,308    46,637,681
                             -----------  ----------  -------------  -------------  ------------  ------------
    Increase (decrease)
     in net assets from
     operations.............     769,510  11,958,619     34,702,632    123,812,560    28,881,377   116,976,457
                             -----------  ----------  -------------  -------------  ------------  ------------
From capital
 transactions (note 4):
 Net premiums...............      77,575     210,413     10,769,811     13,480,452     5,603,877     5,756,394
 Death benefits.............    (131,710)   (361,175)    (1,159,110)    (1,538,023)   (2,989,594)   (2,063,287)
 Surrenders.................  (5,201,536) (4,941,606)  (158,406,843)  (129,101,451) (107,354,982)  (97,134,382)
 Administrative expenses....     (97,418)    (99,262)      (564,859)      (598,321)   (3,772,974)   (3,577,986)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,694,071)    270,056     11,656,500     24,863,883   (25,904,586)  (28,655,752)
                             -----------  ----------  -------------  -------------  ------------  ------------
    Increase (decrease)
     in net assets from
     capital transactions...  (7,047,160) (4,921,574)  (137,704,501)   (92,893,460) (134,418,259) (125,675,013)
                             -----------  ----------  -------------  -------------  ------------  ------------
Increase (decrease) in
 net assets.................  (6,277,650)  7,037,045   (103,001,869)    30,919,100  (105,536,882)   (8,698,556)
Net assets at beginning
 of year....................  43,824,074  36,787,029  1,025,906,154    994,987,054   988,824,233   997,522,789
                             -----------  ----------  -------------  -------------  ------------  ------------
Net assets at end of year... $37,546,424  43,824,074    922,904,285  1,025,906,154   883,287,351   988,824,233
                             ===========  ==========  =============  =============  ============  ============
Change in units (note 5):
 Units purchased............      80,398     171,360      9,959,632      9,035,104     2,722,542     2,606,928
 Units redeemed.............    (353,055)   (392,699)   (18,879,209)   (15,549,867)  (14,381,773)  (14,295,811)
                             -----------  ----------  -------------  -------------  ------------  ------------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (272,657)   (221,339)    (8,919,577)    (6,514,763)  (11,659,231)  (11,688,883)
                             ===========  ==========  =============  =============  ============  ============

                                                          GOLDMAN SACHS
                                                       VARIABLE INSURANCE
                                                              TRUST
                             ----------------------- ----------------------
                                                       GOLDMAN SACHS LARGE
                               U.S. EQUITY FUND --      CAP VALUE FUND --
                                 CLASS 1 SHARES       INSTITUTIONAL SHARES
                             ----------------------  ----------------------

                             -----------------------------------------------
                                2014        2013        2014        2013
                             ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (179,348)   (161,149)    (14,126)    (28,889)
 Net realized gain
   (loss) on investments....  1,727,389   1,363,368     444,670     363,935
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (650,273)  6,458,001  (1,171,722)  1,330,428
 Capital gain
   distribution.............  2,152,498          --   1,865,941   1,220,821
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  3,050,266   7,660,220   1,124,763   2,886,295
                             ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     98,323      64,836       2,739         784
 Death benefits.............   (263,746)   (265,103)   (207,497)   (108,107)
 Surrenders................. (2,883,719) (2,874,248) (1,235,994) (1,129,001)
 Administrative expenses....    (75,119)    (69,134)    (16,332)    (16,178)
 Transfers between
   subaccounts
   (including fixed
   account), net............  1,053,121  (1,022,502)   (686,137)    307,396
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,071,140) (4,166,151) (2,143,221)   (945,106)
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................    979,126   3,494,069  (1,018,458)  1,941,189
Net assets at beginning
 of year.................... 29,293,486  25,799,417  11,349,259   9,408,070
                             ----------  ----------  ----------  ----------
Net assets at end of year... 30,272,612  29,293,486  10,330,801  11,349,259
                             ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............    138,540     104,341      34,945      85,535
 Units redeemed.............   (284,064)   (406,011)   (176,090)   (152,136)
                             ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (145,524)   (301,670)   (141,145)    (66,601)
                             ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             GOLDMAN SACHS VARIABLE INSURANCE TRUST (CONTINUED)
                             --------------------------------------------------  ----------------------
                                                         GOLDMAN SACHS MONEY       JPMORGAN INSURANCE
                              GOLDMAN SACHS MID CAP         MARKET FUND --          TRUST CORE BOND
                                    VALUE FUND              SERVICE SHARES        PORTFOLIO -- CLASS 1
                             -----------------------  -------------------------  ---------------------

                                                      YEAR ENDED DECEMBER 31,
                             -------------------------------------------------------------------------
                                 2014        2013         2014         2013         2014       2013
                             -----------  ----------  -----------  ------------  ---------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (290,956)   (402,949)  (2,706,713)   (2,964,186)    68,586     123,079
 Net realized gain
   (loss) on investments....   3,573,681   3,780,523           --            --     (1,711)     18,210
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (6,450,455)  7,812,058           --            --     36,035    (275,010)
 Capital gain
   distribution.............   9,805,911   4,624,160           --            --         --          --
                             -----------  ----------  -----------  ------------  ---------  ----------
    Increase (decrease)
     in net assets from
     operations.............   6,638,181  15,813,792   (2,706,713)   (2,964,186)   102,910    (133,721)
                             -----------  ----------  -----------  ------------  ---------  ----------
From capital
 transactions (note 4):
 Net premiums...............     136,440      93,518    1,424,905     1,961,227     76,681          --
 Death benefits.............    (851,803) (1,056,043) (96,987,468) (106,127,472)   (11,929)    (14,452)
 Surrenders.................  (8,256,344) (7,712,589) (69,913,760)  (82,607,414)  (368,285)   (921,443)
 Administrative expenses....    (105,693)    (98,885)    (432,621)     (458,259)    (5,172)     (6,701)
 Transfers between
   subaccounts
   (including fixed
   account), net............   1,801,707    (154,545) 153,923,342   161,447,328   (153,890)     62,456
                             -----------  ----------  -----------  ------------  ---------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (7,275,693) (8,928,544) (11,985,602)  (25,784,590)  (462,595)   (880,140)
                             -----------  ----------  -----------  ------------  ---------  ----------
Increase (decrease) in
 net assets.................    (637,512)  6,885,248  (14,692,315)  (28,748,776)  (359,685) (1,013,861)
Net assets at beginning
 of year....................  60,620,757  53,735,509  172,860,209   201,608,985  3,539,172   4,553,033
                             -----------  ----------  -----------  ------------  ---------  ----------
Net assets at end of year... $59,983,245  60,620,757  158,167,894   172,860,209  3,179,487   3,539,172
                             ===========  ==========  ===========  ============  =========  ==========
Change in units (note 5):
 Units purchased............     237,101     264,863   25,634,012    25,232,681     34,709      34,835
 Units redeemed.............    (397,634)   (513,896) (26,876,843)  (27,854,171)   (68,652)   (100,597)
                             -----------  ----------  -----------  ------------  ---------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (160,533)   (249,033)  (1,242,831)   (2,621,490)   (33,943)    (65,762)
                             ===========  ==========  ===========  ============  =========  ==========

                                JPMORGAN INSURANCE TRUST
                             ---------------------------------------------------
                                JPMORGAN INSURANCE     JPMORGAN INSURANCE TRUST
                                TRUST EQUITY INDEX       INTERNATIONAL EQUITY
                               PORTFOLIO -- CLASS 1      PORTFOLIO -- CLASS 1
                             ------------------------  ------------------------
                             PERIOD FROM               PERIOD FROM
                             JANUARY 1 TO  YEAR ENDED  JANUARY 1 TO  YEAR ENDED
                             DECEMBER 12, DECEMBER 31, DECEMBER 12, DECEMBER 31,
                                 2014         2013         2014         2013
                             ------------ ------------ ------------ ------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................       2,236       1,388        (104)         125
 Net realized gain
   (loss) on investments....     501,510     142,539      18,424        3,273
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (468,752)    192,207     (22,702)       8,429
 Capital gain
   distribution.............     112,599      56,869          --           --
                              ----------   ---------     -------       ------
    Increase (decrease)
     in net assets from
     operations.............     147,593     393,003      (4,382)      11,827
                              ----------   ---------     -------       ------
From capital
 transactions (note 4):
 Net premiums...............      38,341          --          --           --
 Death benefits.............      (6,927)     (8,468)         --           --
 Surrenders.................    (113,241)   (337,327)     (3,209)      (7,952)
 Administrative expenses....      (1,729)     (2,078)       (451)        (507)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (1,537,925)   (152,562)    (87,363)       8,957
                              ----------   ---------     -------       ------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,621,481)   (500,435)    (91,023)         498
                              ----------   ---------     -------       ------
Increase (decrease) in
 net assets.................  (1,473,888)   (107,432)    (95,405)      12,325
Net assets at beginning
 of year....................   1,473,888   1,581,320      95,405       83,080
                              ----------   ---------     -------       ------
Net assets at end of year...          --   1,473,888          --       95,405
                              ==========   =========     =======       ======
Change in units (note 5):
 Units purchased............      10,315       3,326         535        1,338
 Units redeemed.............    (115,116)    (44,327)     (6,128)      (1,255)
                              ----------   ---------     -------       ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (104,801)    (41,001)     (5,593)          83
                              ==========   =========     =======       ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                           JPMORGAN INSURANCE TRUST (CONTINUED)
                             ------------------------------------------------------------------
                                    JPMORGAN             JPMORGAN               JPMORGAN
                                INSURANCE TRUST      INSURANCE TRUST        INSURANCE TRUST
                                INTREPID GROWTH      INTREPID MID CAP        MID CAP GROWTH
                              PORTFOLIO -- CLASS 1  PORTFOLIO -- CLASS 1  PORTFOLIO -- CLASS 1
                             ---------------------  -------------------  ---------------------
                             PERIOD FROM                                 PERIOD FROM
                             JANUARY 1 TO   YEAR ENDED DECEMBER 31,      JANUARY 1 TO
                             DECEMBER 12, -----------------------------  DECEMBER 12, ---------
                                 2014       2013      2014      2013         2014       2013
                             ------------ --------  -------   --------   ------------ --------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................  $  (2,696)    (2,642)  (5,642)    (3,806)      (7,107)    (7,457)
 Net realized gain
   (loss) on investments....    159,090    137,421   50,598     64,901       74,097     98,194
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   (113,450)    11,382  (46,593)    95,594     (119,762)    22,083
 Capital gain
   distribution.............         --         --   60,634         --       93,704     28,684
                              ---------   --------  -------   --------     --------   --------
    Increase (decrease)
     in net assets from
     operations.............     42,944    146,161   58,997    156,689       40,932    141,504
                              ---------   --------  -------   --------     --------   --------
From capital
 transactions (note 4):
 Net premiums...............      9,585         --   14,378         --       19,170         --
 Death benefits.............     (1,546)    (1,895)  (2,343)    (2,783)      (1,599)    (1,855)
 Surrenders.................    (40,570)  (123,248) (42,076)  (111,704)     (40,791)   (98,303)
 Administrative expenses....       (262)      (505)    (425)      (493)        (368)      (412)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (332,756)  (370,583) (54,228)   (83,840)    (332,497)  (223,821)
                              ---------   --------  -------   --------     --------   --------
    Increase (decrease)
     in net assets from
     capital transactions...   (365,549)  (496,231) (84,694)  (198,820)    (356,085)  (324,391)
                              ---------   --------  -------   --------     --------   --------
Increase (decrease) in
 net assets.................   (322,605)  (350,070) (25,697)   (42,131)    (315,153)  (182,887)
Net assets at beginning
 of year....................    322,605    672,675  464,844    506,975      315,153    498,040
                              ---------   --------  -------   --------     --------   --------
Net assets at end of year...  $      --    322,605  439,147    464,844           --    315,153
                              =========   ========  =======   ========     ========   ========
Change in units (note 5):
 Units purchased............      2,609        939    4,224      1,038       23,208        935
 Units redeemed.............    (24,047)   (38,673)  (9,559)   (17,070)     (42,721)   (24,908)
                              ---------   --------  -------   --------     --------   --------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (21,438)   (37,734)  (5,335)   (16,032)     (19,513)   (23,973)
                              =========   ========  =======   ========     ========   ========

                             -----------------------------------------
                                 JPMORGAN             JPMORGAN
                              INSURANCE TRUST      INSURANCE TRUST
                               MID CAP VALUE       SMALL CAP CORE
                             PORTFOLIO -- CLASS 1 PORTFOLIO -- CLASS 1
                             -------------------  -------------------

                               YEAR ENDED DECEMBER 31,
                             -----------------------------------------
                               2014       2013      2014       2013
                              -------   -------    -------   -------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    (993)      (758)     (138)      (349)
 Net realized gain
   (loss) on investments....   9,972      7,359    18,106      5,691
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  (1,579)    21,198   (17,745)    10,259
 Capital gain
   distribution.............   5,690      1,260       597         --
                              -------   -------    -------   -------
    Increase (decrease)
     in net assets from
     operations.............  13,090     29,059       820     15,601
                              -------   -------    -------   -------
From capital
 transactions (note 4):
 Net premiums...............      --         --        --         --
 Death benefits.............      --         --        --         --
 Surrenders.................  (7,950)    (7,624)   (1,679)   (16,360)
 Administrative expenses....    (381)      (410)      (14)       (23)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (12,135)    (9,809)  (37,731)         1
                              -------   -------    -------   -------
    Increase (decrease)
     in net assets from
     capital transactions... (20,466)   (17,843)  (39,424)   (16,382)
                              -------   -------    -------   -------
Increase (decrease) in
 net assets.................  (7,376)    11,216   (38,604)      (781)
Net assets at beginning
 of year.................... 115,126    103,910    46,537     47,318
                              -------   -------    -------   -------
Net assets at end of year... 107,750    115,126     7,933     46,537
                              =======   =======    =======   =======
Change in units (note 5):
 Units purchased............      89         58        --         --
 Units redeemed.............    (919)      (893)   (1,559)      (788)
                              -------   -------    -------   -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (830)      (835)   (1,559)      (788)
                              =======   =======    =======   =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                    JPMORGAN
                                INSURANCE TRUST
                                  (CONTINUED)                                              JANUS ASPEN SERIES
                             ---------------------  ---------------------------------------------------------------------------
                                    JPMORGAN
                                INSURANCE TRUST
                                  U.S. EQUITY         BALANCED PORTFOLIO --     BALANCED PORTFOLIO --   ENTERPRISE PORTFOLIO --
                              PORTFOLIO -- CLASS 1    INSTITUTIONAL SHARES         SERVICE SHARES        INSTITUTIONAL SHARES
                             ---------------------  ------------------------  ------------------------  ----------------------
                                                                             YEAR ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------------------------
                                2014        2013        2014         2013         2014         2013        2014        2013
                             ----------  ---------  -----------  -----------  -----------  -----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (12,792)    (8,281)     288,830       80,470     (377,531)    (615,071)   (662,476)   (482,044)
 Net realized gain
   (loss) on investments....    170,067    168,790    2,935,394    2,469,710    3,957,331    2,748,790   4,072,347   4,247,246
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     (6,539)   256,179      688,732    8,533,020    1,337,356   12,509,237  (1,645,537)  9,922,861
 Capital gain
   distribution.............         --         --    2,563,275    5,584,360    3,421,856    7,396,123   3,565,790          --
                             ----------  ---------  -----------  -----------  -----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    150,736    416,688    6,476,231   16,667,560    8,339,012   22,039,079   5,330,124  13,688,063
                             ----------  ---------  -----------  -----------  -----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     43,133         --       58,629      161,568      797,500      825,697      12,183      49,152
 Death benefits.............     (6,956)    (8,518)  (1,304,565)  (2,448,560)    (252,048)    (168,980)   (787,777)   (675,396)
 Surrenders.................   (129,184)  (328,723) (12,642,658) (12,793,959) (15,922,981) (13,326,729) (5,945,515) (7,269,441)
 Administrative expenses....     (1,267)    (1,464)    (135,170)    (145,088)    (530,678)    (495,249)    (76,534)    (84,066)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (145,036)  (196,979)     792,113    1,394,461      682,724    1,466,409    (885,803) (1,102,606)
                             ----------  ---------  -----------  -----------  -----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (239,310)  (535,684) (13,231,651) (13,831,578) (15,225,483) (11,698,852) (7,683,446) (9,082,357)
                             ----------  ---------  -----------  -----------  -----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................    (88,574)  (118,996)  (6,755,420)   2,835,982   (6,886,471)  10,340,227  (2,353,322)  4,605,706
Net assets at beginning
 of year....................  1,382,290  1,501,286  100,092,034   97,256,052  139,846,503  129,506,276  53,908,722  49,303,016
                             ----------  ---------  -----------  -----------  -----------  -----------  ----------  ----------
Net assets at end of year... $1,293,716  1,382,290   93,336,614  100,092,034  132,960,032  139,846,503  51,555,400  53,908,722
                             ==========  =========  ===========  ===========  ===========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............     10,120      2,894      130,336      179,433      599,326      923,945      32,175      45,296
 Units redeemed.............    (23,716)   (40,941)    (576,494)    (667,454)  (1,521,527)  (1,713,582)   (265,568)   (382,223)
                             ----------  ---------  -----------  -----------  -----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (13,596)   (38,047)    (446,158)    (488,021)    (922,201)    (789,637)   (233,393)   (336,927)
                             ==========  =========  ===========  ===========  ===========  ===========  ==========  ==========



                             -----------------------


                             ENTERPRISE PORTFOLIO --
                                SERVICE SHARES
                             ----------------------

                             -----------------------
                                2014        2013
                             ---------   ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (72,693)    (55,190)
 Net realized gain
   (loss) on investments....   329,184     326,988
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (114,807)    961,924
 Capital gain
   distribution.............   337,835          --
                             ---------   ---------
    Increase (decrease)
     in net assets from
     operations.............   479,519   1,233,722
                             ---------   ---------
From capital
 transactions (note 4):
 Net premiums...............       847      12,819
 Death benefits.............    16,708     (23,029)
 Surrenders.................  (491,343)   (455,399)
 Administrative expenses....    (7,434)     (6,830)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (84,612)   (194,373)
                             ---------   ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (565,834)   (666,812)
                             ---------   ---------
Increase (decrease) in
 net assets.................   (86,315)    566,910
Net assets at beginning
 of year.................... 4,979,230   4,412,320
                             ---------   ---------
Net assets at end of year... 4,892,915   4,979,230
                             =========   =========
Change in units (note 5):
 Units purchased............     8,354       9,652
 Units redeemed.............   (58,460)    (77,679)
                             ---------   ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (50,106)    (68,027)
                             =========   =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                          JANUS ASPEN SERIES (CONTINUED)
                             ---------------------------------------------------------------------------------------------------
                                     FLEXIBLE                                                                GLOBAL RESEARCH
                                BOND PORTFOLIO --        FORTY PORTFOLIO --       FORTY PORTFOLIO --          PORTFOLIO --
                               INSTITUTIONAL SHARES     INSTITUTIONAL SHARES        SERVICE SHARES        INSTITUTIONAL SHARES
                             -----------------------  -----------------------  ------------------------  ----------------------
                                                                              YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------------
                                 2014        2013         2014        2013         2014         2013        2014        2013
                             -----------  ----------  -----------  ----------  -----------  -----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   352,641     167,260     (518,700)   (322,256)    (833,928)    (588,626)   (184,277)   (110,692)
 Net realized gain
   (loss) on investments....     (58,540)    (54,923)   2,226,926   3,872,716    2,788,947    4,125,060   2,452,450   1,321,563
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     257,493  (1,088,948) (11,151,122)  7,140,947  (14,394,658)   9,834,990     897,096  11,727,580
 Capital gain
   distribution.............          --     670,174   12,026,202          --   15,616,530           --          --          --
                             -----------  ----------  -----------  ----------  -----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............     551,594    (306,437)   2,583,306  10,691,407    3,176,891   13,371,424   3,165,269  12,938,451
                             -----------  ----------  -----------  ----------  -----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      12,858      14,871       73,519     137,642      252,811      329,654      48,509     156,389
 Death benefits.............    (284,506)   (371,400)    (723,460)   (714,246)    (194,807)    (142,680)   (645,728)   (660,725)
 Surrenders.................  (2,090,555) (2,784,844)  (5,458,168) (7,375,927)  (6,296,202)  (4,847,964) (6,509,903) (5,457,716)
 Administrative expenses....     (27,992)    (27,216)     (62,887)    (70,171)    (299,261)    (274,439)    (70,322)    (77,514)
 Transfers between
   subaccounts
   (including fixed
   account), net............   3,747,673  (1,908,915)    (750,763)   (857,948)  (3,293,965)  (6,836,266)   (906,718) (1,141,022)
                             -----------  ----------  -----------  ----------  -----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   1,357,478  (5,077,504)  (6,921,759) (8,880,650)  (9,831,424) (11,771,695) (8,084,162) (7,180,588)
                             -----------  ----------  -----------  ----------  -----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................   1,909,072  (5,383,941)  (4,338,453)  1,810,757   (6,654,533)   1,599,729  (4,918,893)  5,757,863
Net assets at beginning
 of year....................  16,337,714  21,721,655   43,190,976  41,380,219   54,289,914   52,690,185  57,625,273  51,867,410
                             -----------  ----------  -----------  ----------  -----------  -----------  ----------  ----------
Net assets at end of year... $18,246,786  16,337,714   38,852,523  43,190,976   47,635,381   54,289,914  52,706,380  57,625,273
                             ===========  ==========  ===========  ==========  ===========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............     173,643      64,528       34,195     106,491      324,262      276,831      29,090      55,250
 Units redeemed.............    (124,969)   (275,432)    (291,037)   (504,155)    (924,786)  (1,174,469)   (333,997)   (387,325)
                             -----------  ----------  -----------  ----------  -----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........      48,674    (210,904)    (256,842)   (397,664)    (600,524)    (897,638)   (304,907)   (332,075)
                             ===========  ==========  ===========  ==========  ===========  ===========  ==========  ==========

                             ---------------------
                                GLOBAL RESEARCH
                                 PORTFOLIO --
                                SERVICE SHARES
                             --------------------

                             ---------------------
                                2014       2013
                             ---------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (29,564)   (23,103)
 Net realized gain
   (loss) on investments....   255,616    182,722
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............    32,870    958,025
 Capital gain
   distribution.............        --         --
                             ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   258,922  1,117,644
                             ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............    10,217     44,013
 Death benefits.............   (82,296)  (169,534)
 Surrenders.................  (436,222)  (482,396)
 Administrative expenses....    (7,063)    (6,946)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (188,798)   (14,248)
                             ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (704,162)  (629,111)
                             ---------  ---------
Increase (decrease) in
 net assets.................  (445,240)   488,533
Net assets at beginning
 of year.................... 5,064,446  4,575,913
                             ---------  ---------
Net assets at end of year... 4,619,206  5,064,446
                             =========  =========
Change in units (note 5):
 Units purchased............    12,310     45,363
 Units redeemed.............   (95,936)  (128,075)
                             ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (83,626)   (82,712)
                             =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                        JANUS ASPEN SERIES (CONTINUED)
                             ----------------------------------------------------------------------------------------------
                               GLOBAL TECHNOLOGY
                                  PORTFOLIO --        JANUS PORTFOLIO --     JANUS PORTFOLIO --     OVERSEAS PORTFOLIO --
                                 SERVICE SHARES      INSTITUTIONAL SHARES      SERVICE SHARES       INSTITUTIONAL SHARES
                             ---------------------  ----------------------  --------------------  ------------------------
                                                                            YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------------------
                                2014        2013       2014        2013        2014       2013        2014         2013
                             ----------  ---------  ----------  ----------  ---------  ---------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (94,653)   (90,831)   (541,806)   (330,774)   (57,834)   (37,555)     658,956      771,830
 Net realized gain
   (loss) on investments....    530,748    606,218   3,193,212   2,750,008    254,720    150,323     (625,221)    (486,302)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (374,237) 1,282,842    (848,995) 10,555,610    (70,840)   918,741   (9,267,409)   5,284,507
 Capital gain
   distribution.............    404,503         --   3,702,667          --    314,323         --    4,052,351           --
                             ----------  ---------  ----------  ----------  ---------  ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............    466,361  1,798,229   5,505,078  12,974,844    440,369  1,031,509   (5,181,323)   5,570,035
                             ----------  ---------  ----------  ----------  ---------  ---------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      4,034     13,312      26,614     100,280      6,000     10,119       19,030       48,474
 Death benefits.............   (143,245)   (13,336)   (802,099)   (761,191)     6,957      5,225     (548,686)    (455,598)
 Surrenders.................   (663,226)  (835,093) (5,940,030) (6,385,580)  (425,608)  (353,143)  (5,444,882)  (6,219,307)
 Administrative expenses....    (12,687)   (13,442)    (75,970)    (84,211)    (7,159)    (6,947)     (57,601)     (69,344)
 Transfers between
   subaccounts
   (including fixed
   account), net............     31,893    (27,256) (1,203,775) (1,569,082)  (188,487)    (5,040)  (1,629,371)  (3,757,338)
                             ----------  ---------  ----------  ----------  ---------  ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...   (783,231)  (875,815) (7,995,260) (8,699,784)  (608,297)  (349,786)  (7,661,510) (10,453,113)
                             ----------  ---------  ----------  ----------  ---------  ---------  -----------  -----------
Increase (decrease) in
 net assets.................   (316,870)   922,414  (2,490,182)  4,275,060   (167,928)   681,723  (12,842,833)  (4,883,078)
Net assets at beginning
 of year....................  6,721,041  5,798,627  54,219,307  49,944,247  4,521,042  3,839,319   45,431,332   50,314,410
                             ----------  ---------  ----------  ----------  ---------  ---------  -----------  -----------
Net assets at end of year... $6,404,171  6,721,041  51,729,125  54,219,307  4,353,114  4,521,042   32,588,499   45,431,332
                             ==========  =========  ==========  ==========  =========  =========  ===========  ===========
Change in units (note 5):
 Units purchased............     87,177    148,941      30,744      32,099        937      2,783       42,136       43,391
 Units redeemed.............   (195,297)  (288,628)   (386,652)   (494,742)   (63,602)   (43,834)    (288,398)    (385,771)
                             ----------  ---------  ----------  ----------  ---------  ---------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (108,120)  (139,687)   (355,908)   (462,643)   (62,665)   (41,051)    (246,262)    (342,380)
                             ==========  =========  ==========  ==========  =========  =========  ===========  ===========

                             ----------------------

                             OVERSEAS PORTFOLIO --
                                 SERVICE SHARES
                             ---------------------

                             ----------------------
                                2014        2013
                             ----------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................     82,215     91,460
 Net realized gain
   (loss) on investments....    150,333    224,636
 Change in unrealized
   appreciation
   (depreciation)
   on investments........... (1,531,403)   403,486
 Capital gain
   distribution.............    569,224         --
                             ----------  ---------
    Increase (decrease)
     in net assets from
     operations.............   (729,631)   719,582
                             ----------  ---------
From capital
 transactions (note 4):
 Net premiums...............         --         --
 Death benefits.............     (1,122)   (17,662)
 Surrenders.................   (544,998)  (813,519)
 Administrative expenses....    (13,218)   (13,967)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (287,291)   (74,741)
                             ----------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...   (846,629)  (919,889)
                             ----------  ---------
Increase (decrease) in
 net assets................. (1,576,260)  (200,307)
Net assets at beginning
 of year....................  6,091,400  6,291,707
                             ----------  ---------
Net assets at end of year...  4,515,140  6,091,400
                             ==========  =========
Change in units (note 5):
 Units purchased............         --        520
 Units redeemed.............    (54,003)   (61,954)
                             ----------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (54,003)   (61,434)
                             ==========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                    LEGG MASON PARTNERS VARIABLE EQUITY TRUST
                             -----------------------------------------------------------------------------------------------
                               CLEARBRIDGE VARIABLE     CLEARBRIDGE VARIABLE    CLEARBRIDGE VARIABLE   CLEARBRIDGE VARIABLE
                                AGGRESSIVE GROWTH          ALL CAP VALUE           EQUITY INCOME          EQUITY INCOME
                              PORTFOLIO -- CLASS II     PORTFOLIO -- CLASS I    PORTFOLIO -- CLASS I  PORTFOLIO -- CLASS II
                             -----------------------  -----------------------  ---------------------  ---------------------
                                                      PERIOD FROM
                             YEAR ENDED DECEMBER 31,  JANUARY 1 TO                              YEAR ENDED DECEMBER 31,
                             -----------------------  DECEMBER 5,  ---------------------------------------------------------
                                 2014        2013         2014        2013        2014       2013        2014        2013
                             -----------  ----------  ------------ ----------  ---------  ----------  ----------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (330,401)   (117,733)   2,943,151     (28,419)    40,667       8,579        (858)   (37,955)
 Net realized gain
   (loss) on investments....   1,491,781     543,301  (10,621,060)    658,844    304,223     210,491     376,832    210,378
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     (19,930)  1,711,452     (843,935)    856,398    354,291   1,125,417     471,658  1,424,616
 Capital gain
   distribution.............   1,938,425     567,648    9,444,169     474,032         --          --          --         --
                             -----------  ----------  -----------  ----------  ---------  ----------  ----------  ---------
    Increase (decrease)
     in net assets from
     operations.............   3,079,875   2,704,668      922,325   1,960,855    699,181   1,344,487     847,632  1,597,039
                             -----------  ----------  -----------  ----------  ---------  ----------  ----------  ---------
From capital
 transactions (note 4):
 Net premiums...............     473,668     132,302      175,698     693,054         --       1,617      54,517     15,000
 Death benefits.............     (15,165)     10,153        3,066       6,410    (51,493)   (108,490)         --   (151,304)
 Surrenders.................  (2,037,411)   (966,440)  (1,140,167)   (906,610)  (905,616)   (929,345)   (781,930)  (802,232)
 Administrative expenses....     (73,739)    (22,778)     (42,651)    (28,048)   (11,969)    (11,533)    (10,217)   (11,366)
 Transfers between
   subaccounts
   (including fixed
   account), net............  18,814,756   6,437,956   (6,882,135) (1,013,084)   135,235      (7,046)   (286,057)    19,429
                             -----------  ----------  -----------  ----------  ---------  ----------  ----------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  17,162,109   5,591,193   (7,886,189) (1,248,278)  (833,843) (1,054,797) (1,023,687)  (930,473)
                             -----------  ----------  -----------  ----------  ---------  ----------  ----------  ---------
Increase (decrease) in
 net assets.................  20,241,984   8,295,861   (6,963,864)    712,577   (134,662)    289,690    (176,055)   666,566
Net assets at beginning
 of year....................  13,101,257   4,805,396    6,963,864   6,251,287  6,303,845   6,014,155   7,847,093  7,180,527
                             -----------  ----------  -----------  ----------  ---------  ----------  ----------  ---------
Net assets at end of year... $33,343,241  13,101,257           --   6,963,864  6,169,183   6,303,845   7,671,038  7,847,093
                             ===========  ==========  ===========  ==========  =========  ==========  ==========  =========
Change in units (note 5):
 Units purchased............   1,042,079     339,366    1,067,470     352,674     39,653      55,634      38,623     62,506
 Units redeemed.............    (446,226)    (99,487)  (1,659,268)   (452,147)  (101,997)   (146,402)   (116,775)  (144,552)
                             -----------  ----------  -----------  ----------  ---------  ----------  ----------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     595,853     239,879     (591,798)    (99,473)   (62,344)    (90,768)    (78,152)   (82,046)
                             ===========  ==========  ===========  ==========  =========  ==========  ==========  =========

                             -----------------------
                              CLEARBRIDGE VARIABLE
                                 LARGE CAP VALUE
                              PORTFOLIO -- CLASS I
                             ----------------------


                             -----------------------
                                2014        2013
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    281,692      14,669
 Net realized gain
   (loss) on investments....    669,051     606,946
 Change in unrealized
   appreciation
   (depreciation)
   on investments........... (1,699,784)  1,799,589
 Capital gain
   distribution.............  1,700,783     530,586
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    951,742   2,951,790
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      2,658      15,173
 Death benefits.............   (103,978)    (10,351)
 Surrenders................. (1,585,347) (1,559,392)
 Administrative expenses....    (20,876)    (17,189)
 Transfers between
   subaccounts
   (including fixed
   account), net............ 15,691,259     219,795
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... 13,983,716  (1,351,964)
                             ----------  ----------
Increase (decrease) in
 net assets................. 14,935,458   1,599,826
Net assets at beginning
 of year.................... 11,796,991  10,197,165
                             ----------  ----------
Net assets at end of year... 26,732,449  11,796,991
                             ==========  ==========
Change in units (note 5):
 Units purchased............  1,525,068      43,488
 Units redeemed.............   (121,288)   (109,158)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  1,403,780     (65,670)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                LEGG MASON PARTNERS
                               VARIABLE INCOME TRUST                                   MFS(R) VARIABLE INSURANCE TRUST
                             ------------------------  ------------------------------------------------------------------------
                                   WESTERN ASSET
                                VARIABLE STRATEGIC        MFS(R) INVESTORS        MFS(R) INVESTORS       MFS(R) NEW DISCOVERY
                                 BOND PORTFOLIO --     GROWTH STOCK SERIES --      TRUST SERIES --            SERIES --
                                      CLASS I           SERVICE CLASS SHARES    SERVICE CLASS SHARES     SERVICE CLASS SHARES
                             ------------------------  ----------------------  ----------------------  -----------------------
                             PERIOD FROM
                              JANUARY 1                                              YEAR ENDED DECEMBER 31,
                             TO APRIL 30,  ------------------------------------------------------------------------------------
                                 2014         2013        2014        2013        2014        2013         2014        2013
                             ------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $     50,918      68,734    (115,867)   (104,665)    (55,045)    (47,191)    (319,678)   (366,986)
 Net realized gain
   (loss) on investments....      391,353     107,835     649,969     492,866     498,498     697,768    1,616,314   1,540,618
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     (182,681)   (547,879)   (242,738)  1,578,285    (389,888)  1,264,254   (7,460,384)  6,380,794
 Capital gain
   distribution.............           --          --     506,141     285,807     534,084          --    4,092,044     207,313
                             ------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     operations.............      259,590    (371,310)    797,505   2,252,293     587,649   1,914,831   (2,071,704)  7,761,739
                             ------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
From capital
 transactions (note 4):
 Net premiums...............          325         981       6,625      71,915       4,683      26,818      100,102     141,941
 Death benefits.............      (48,818)   (563,828)      1,219       9,631     (19,456)   (144,984)    (144,612)   (185,643)
 Surrenders.................     (427,322) (1,540,561) (1,035,016) (1,040,963)   (707,540) (1,459,419)  (2,213,481) (4,053,411)
 Administrative expenses....       (7,299)    (19,320)    (18,071)    (18,411)    (14,699)    (16,148)     (42,960)    (51,097)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (11,647,447)   (211,116)   (475,927)   (221,967)   (296,261)   (277,502)  (5,698,339)  3,210,434
                             ------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (12,130,561) (2,333,844) (1,521,170) (1,199,795) (1,033,273) (1,871,235)  (7,999,290)   (937,776)
                             ------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in
 net assets.................  (11,870,971) (2,705,154)   (723,665)  1,052,498    (445,624)     43,596  (10,070,994)  6,823,963
Net assets at beginning
 of year....................   11,870,971  14,576,125   9,723,608   8,671,110   7,308,256   7,264,660   27,923,552  21,099,589
                             ------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
Net assets at end of year... $         --  11,870,971   8,999,943   9,723,608   6,862,632   7,308,256   17,852,558  27,923,552
                             ============  ==========  ==========  ==========  ==========  ==========  ===========  ==========
Change in units (note 5):
 Units purchased............        4,279      43,106      17,645      34,865      13,296       8,520       62,439     502,704
 Units redeemed.............     (686,199)   (176,873)   (128,927)   (152,762)    (77,746)   (153,254)    (525,761)   (544,021)
                             ------------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (681,920)   (133,767)   (111,282)   (117,897)    (64,450)   (144,734)    (463,322)    (41,317)
                             ============  ==========  ==========  ==========  ==========  ==========  ===========  ==========


                             -----------------------

                                  MFS(R) TOTAL
                                RETURN SERIES --
                              SERVICE CLASS SHARES
                             ----------------------


                             -----------------------
                                2014        2013
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (128,520)   (178,519)
 Net realized gain
   (loss) on investments....  2,630,274   2,082,746
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   (551,451)  7,480,151
 Capital gain
   distribution.............  1,526,620          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  3,476,923   9,384,378
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............    179,266     215,502
 Death benefits.............   (115,910)   (105,160)
 Surrenders................. (7,645,984) (7,531,525)
 Administrative expenses....   (224,073)   (217,994)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (691,205) (1,627,835)
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (8,497,906) (9,267,012)
                             ----------  ----------
Increase (decrease) in
 net assets................. (5,020,983)    117,366
Net assets at beginning
 of year.................... 60,679,709  60,562,343
                             ----------  ----------
Net assets at end of year... 55,658,726  60,679,709
                             ==========  ==========
Change in units (note 5):
 Units purchased............    292,493     340,841
 Units redeemed.............   (905,247) (1,083,501)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (612,754)   (742,660)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             MFS(R) VARIABLE INSURANCE   MFS(R) VARIABLE
                                TRUST (CONTINUED)       INSURANCE TRUST II
                             -----------------------   -------------------
                                 MFS(R) UTILITIES        MFS(R) STRATEGIC
                                    SERIES --          INCOME PORTFOLIO --
                               SERVICE CLASS SHARES    SERVICE CLASS SHARES
                             -----------------------   -------------------
                                                               PERIOD FROM
                                 YEAR ENDED DECEMBER 31,       AUGUST 16 TO
                             -------------------------------   DECEMBER 31,
                                 2014         2013      2014       2013
                             -----------   ----------  ------  ------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    87,121      131,715     459        675
 Net realized gain
   (loss) on investments....   1,430,888    1,392,822       7         (5)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     176,775    2,420,966     (50)      (136)
 Capital gain
   distribution.............     927,842      483,648      --         --
                             -----------   ----------  ------     ------
    Increase (decrease)
     in net assets from
     operations.............   2,622,626    4,429,151     416        534
                             -----------   ----------  ------     ------
From capital
 transactions (note 4):
 Net premiums...............      51,512      261,653      --         --
 Death benefits.............    (155,902)     (90,309)     --         --
 Surrenders.................  (3,293,321)  (3,653,017)   (339)      (344)
 Administrative expenses....     (72,281)     (70,736)    (88)       (46)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (772,725)  (1,543,119)    199     27,708
                             -----------   ----------  ------     ------
    Increase (decrease)
     in net assets from
     capital transactions...  (4,242,717)  (5,095,528)   (228)    27,318
                             -----------   ----------  ------     ------
Increase (decrease) in
 net assets.................  (1,620,091)    (666,377)    188     27,852
Net assets at beginning
 of year....................  25,471,705   26,138,082  27,852         --
                             -----------   ----------  ------     ------
Net assets at end of year... $23,851,614   25,471,705  28,040     27,852
                             ===========   ==========  ======     ======
Change in units (note 5):
 Units purchased............      51,502      126,465      43      2,770
 Units redeemed.............    (217,904)    (352,441)    (65)       (38)
                             -----------   ----------  ------     ------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (166,402)    (225,976)    (22)     2,732
                             ===========   ==========  ======     ======

                                               OPPENHEIMER VARIABLE ACCOUNT FUNDS
                             ---------------------------------------------------------------------
                               OPPENHEIMER CAPITAL    OPPENHEIMER CAPITAL      OPPENHEIMER CAPITAL
                             APPRECIATION FUND/VA -- APPRECIATION FUND/VA --    INCOME FUND/VA --
                               NON-SERVICE SHARES        SERVICE SHARES        NON-SERVICE SHARES
                             ----------------------  ---------------------   ----------------------

                                                    YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------------------
                                2014        2013        2014         2013       2014        2013
                             ----------  ----------  ----------   ---------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (348,277)   (150,393)    (89,588)    (52,464)     97,246     144,368
 Net realized gain
   (loss) on investments....  2,689,790   1,935,533     572,308     410,136      51,211     (88,623)
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  1,450,923   7,017,704     181,398   1,207,498     759,546   1,583,794
 Capital gain
   distribution.............    882,510          --     159,411          --          --          --
                             ----------  ----------  ----------   ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  4,674,946   8,802,844     823,529   1,565,170     908,003   1,639,539
                             ----------  ----------  ----------   ---------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      5,167      17,320      41,355      30,432       4,459      13,705
 Death benefits.............   (319,934)   (308,707)    (10,179)         --    (145,110)   (334,388)
 Surrenders................. (4,533,984) (3,815,841)   (721,414)   (717,065) (1,614,944) (1,501,495)
 Administrative expenses....    (43,059)    (46,534)    (33,009)    (30,323)    (18,337)    (21,767)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (426,912) (1,479,562)   (320,892)   (245,224)      6,370    (458,711)
                             ----------  ----------  ----------   ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (5,318,722) (5,633,324) (1,044,139)   (962,180) (1,767,562) (2,302,656)
                             ----------  ----------  ----------   ---------  ----------  ----------
Increase (decrease) in
 net assets.................   (643,776)  3,169,520    (220,610)    602,990    (859,559)   (663,117)
Net assets at beginning
 of year.................... 37,611,561  34,442,041   6,726,962   6,123,972  14,372,313  15,035,430
                             ----------  ----------  ----------   ---------  ----------  ----------
Net assets at end of year... 36,967,785  37,611,561   6,506,352   6,726,962  13,512,754  14,372,313
                             ==========  ==========  ==========   =========  ==========  ==========
Change in units (note 5):
 Units purchased............     46,628      41,178      35,888      42,579      19,384      34,907
 Units redeemed.............   (198,484)   (255,325)    (98,024)   (103,818)    (92,165)   (138,337)
                             ----------  ----------  ----------   ---------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (151,856)   (214,147)    (62,136)    (61,239)    (72,781)   (103,430)
                             ==========  ==========  ==========   =========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                  OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                             ----------------------------------------------------------------------------------------------
                                                                               OPPENHEIMER DISCOVERY  OPPENHEIMER DISCOVERY
                               OPPENHEIMER CAPITAL       OPPENHEIMER CORE         MID CAP GROWTH         MID CAP GROWTH
                                INCOME FUND/VA --         BOND FUND/VA --           FUND/VA --             FUND/VA --
                                  SERVICE SHARES        NON-SERVICE SHARES      NON-SERVICE SHARES       SERVICE SHARES
                             -----------------------  ----------------------  ----------------------  --------------------
                                                                             YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------------------------
                                 2014        2013        2014        2013        2014        2013        2014       2013
                             -----------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (38,594)     65,462     558,006     580,165    (377,507)   (382,426)   (48,283)   (48,446)
 Net realized gain
   (loss) on investments....     736,874     230,602    (325,874)   (230,431)  2,097,525   1,637,255    219,020    277,069
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............     885,820   2,804,907     588,340    (595,181)   (662,169)  7,046,640    (58,773)   696,852
 Capital gain
   distribution.............          --          --          --          --          --          --         --         --
                             -----------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   1,584,100   3,100,971     820,472    (245,447)  1,057,849   8,301,469    111,964    925,475
                             -----------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............     191,453      83,459      17,400      31,108      32,875      27,667     96,163     15,566
 Death benefits.............     (33,699)    (12,318)   (203,959)   (252,669)   (296,790)   (344,758)        --         --
 Surrenders.................  (4,345,702) (4,124,149) (2,761,189) (1,517,179) (3,499,017) (2,770,480)  (370,184)  (491,583)
 Administrative expenses....     (97,535)    (91,924)    (23,752)    (27,184)    (30,441)    (35,778)   (11,368)   (10,268)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (559,889)   (517,525)    428,877    (242,026)   (919,266) (1,521,427)  (115,051)   (60,978)
                             -----------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (4,845,372) (4,662,457) (2,542,623) (2,007,950) (4,712,639) (4,644,776)  (400,440)  (547,263)
                             -----------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
Increase (decrease) in
 net assets.................  (3,261,272) (1,561,486) (1,722,151) (2,253,397) (3,654,790)  3,656,693   (288,476)   378,212
Net assets at beginning
 of year....................  29,168,341  30,729,827  14,939,394  17,192,791  30,359,363  26,702,670  3,411,244  3,033,032
                             -----------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
Net assets at end of year... $25,907,069  29,168,341  13,217,243  14,939,394  26,704,573  30,359,363  3,122,768  3,411,244
                             ===========  ==========  ==========  ==========  ==========  ==========  =========  =========
Change in units (note 5):
 Units purchased............     276,839     214,400      76,523      53,541      22,665      48,622     18,169     50,307
 Units redeemed.............    (749,837)   (709,145)   (217,046)   (186,202)   (160,759)   (230,014)   (38,170)   (81,817)
                             -----------  ----------  ----------  ----------  ----------  ----------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (472,998)   (494,745)   (140,523)   (132,661)   (138,094)   (181,392)   (20,001)   (31,510)
                             ===========  ==========  ==========  ==========  ==========  ==========  =========  =========

                             -------------------------

                                OPPENHEIMER GLOBAL
                                    FUND/VA --
                                  SERVICE SHARES
                             ------------------------

                             -------------------------
                                 2014         2013
                             -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    (867,589)    (445,800)
 Net realized gain
   (loss) on investments....   6,112,982    6,236,705
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............  (9,631,902)  15,807,385
 Capital gain
   distribution.............   4,660,432           --
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............     273,923   21,598,290
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............   1,017,126      848,796
 Death benefits.............    (449,708)    (404,544)
 Surrenders................. (10,892,731)  (9,108,090)
 Administrative expenses....    (603,350)    (463,312)
 Transfers between
   subaccounts
   (including fixed
   account), net............   9,982,741    8,509,521
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...    (945,922)    (617,629)
                             -----------  -----------
Increase (decrease) in
 net assets.................    (671,999)  20,980,661
Net assets at beginning
 of year.................... 108,739,504   87,758,843
                             -----------  -----------
Net assets at end of year... 108,067,505  108,739,504
                             ===========  ===========
Change in units (note 5):
 Units purchased............   1,446,041    1,257,563
 Units redeemed.............  (1,295,788)  (1,541,116)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     150,253     (283,553)
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                            OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                             ---------------------------------------------------------------------------

                                OPPENHEIMER GLOBAL
                                 STRATEGIC INCOME         OPPENHEIMER MAIN       OPPENHEIMER MAIN STREET
                                    FUND/VA --            STREET FUND/VA --      SMALL CAP FUND(R)/VA --
                                NON-SERVICE SHARES         SERVICE SHARES            SERVICE SHARES
                             -----------------------  ------------------------  ------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------
                                 2014        2013         2014         2013         2014         2013
                             -----------  ----------  -----------  -----------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   160,708     239,162   (1,166,564)    (903,679)    (886,121)  (1,057,365)
 Net realized gain
   (loss) on investments....     (55,956)     (6,292)  10,667,221    9,582,484   16,663,583   12,425,129
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............      (7,124)   (330,465)  (2,974,457)  18,628,130  (22,580,867)  21,149,767
 Capital gain
   distribution.............          --          --    2,144,917           --   14,630,084    1,264,696
                             -----------  ----------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............      97,628     (97,595)   8,671,117   27,306,935    7,826,679   33,782,227
                             -----------  ----------  -----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      16,877      50,846      831,054      778,860      766,229    1,081,511
 Death benefits.............    (187,724)    (65,587)    (286,113)    (415,069)    (309,039)    (268,071)
 Surrenders.................    (768,142)   (909,098) (12,718,907) (10,038,819) (10,920,050) (10,003,999)
 Administrative expenses....      (8,359)    (11,344)    (686,008)    (605,429)    (577,299)    (595,692)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (442,091)   (118,398)  (5,705,000) (10,477,637) (33,313,923)  (9,232,813)
                             -----------  ----------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,389,439) (1,053,581) (18,564,974) (20,758,094) (44,354,082) (19,019,064)
                             -----------  ----------  -----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................  (1,291,811) (1,151,176)  (9,893,857)   6,548,841  (36,527,403)  14,763,163
Net assets at beginning
 of year....................   6,042,503   7,193,679  109,727,491  103,178,650  110,608,848   95,845,685
                             -----------  ----------  -----------  -----------  -----------  -----------
Net assets at end of year... $ 4,750,692   6,042,503   99,833,634  109,727,491   74,081,445  110,608,848
                             ===========  ==========  ===========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............      61,810      70,580      439,464      529,574      682,582      847,025
 Units redeemed.............    (197,605)   (174,660)  (1,735,082)  (2,234,551)  (3,105,053)  (2,308,845)
                             -----------  ----------  -----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (135,795)   (104,080)  (1,295,618)  (1,704,977)  (2,422,471)  (1,461,820)
                             ===========  ==========  ===========  ===========  ===========  ===========

                                     PIMCO VARIABLE INSURANCE TRUST
                             ---------------------------------------------
                                                      FOREIGN BOND PORTFOLIO
                                                          (U.S. DOLLAR
                              ALL ASSET PORTFOLIO --       HEDGED) --
                                     ADVISOR             ADMINISTRATIVE
                                   CLASS SHARES           CLASS SHARES
                             -----------------------  --------------------

                             ----------------------------------------------
                                2014         2013        2014        2013
                             ----------  -----------  ---------   ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    408,442      491,229     10,405      13,479
 Net realized gain
   (loss) on investments....     (5,602)    (274,398)    12,003      36,181
 Change in unrealized
   appreciation
   (depreciation) on
   investments..............   (464,548)    (882,896)   317,221    (334,365)
 Capital gain
   distribution.............         --           --     25,970     232,800
                             ----------  -----------  ---------   ---------
    Increase (decrease)
     in net assets from
     operations.............    (61,708)    (666,065)   365,599     (51,905)
                             ----------  -----------  ---------   ---------
From capital
 transactions (note 4):
 Net premiums...............     27,393      109,731     28,050      44,049
 Death benefits.............     26,813      (13,908)  (139,841)      9,511
 Surrenders................. (1,360,166)  (2,220,243)  (357,773)   (572,911)
 Administrative expenses....    (38,070)     (59,572)    (7,274)     (7,678)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (1,089,860) (10,778,953)    96,530      28,431
                             ----------  -----------  ---------   ---------
    Increase (decrease)
     in net assets from
     capital transactions... (2,433,890) (12,962,945)  (380,308)   (498,598)
                             ----------  -----------  ---------   ---------
Increase (decrease) in
 net assets................. (2,495,598) (13,629,010)   (14,709)   (550,503)
Net assets at beginning
 of year.................... 13,385,724   27,014,734  4,066,426   4,616,929
                             ----------  -----------  ---------   ---------
Net assets at end of year... 10,890,126   13,385,724  4,051,717   4,066,426
                             ==========  ===========  =========   =========
Change in units (note 5):
 Units purchased............     44,281      386,190     12,833      19,954
 Units redeemed.............   (214,979)  (1,333,755)   (34,108)    (49,173)
                             ----------  -----------  ---------   ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (170,698)    (947,565)   (21,275)    (29,219)
                             ==========  ===========  =========   =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                           PIMCO VARIABLE INSURANCE TRUST (CONTINUED)
                             ----------------------------------------------------------------------------
                                                            LONG-TERM U.S.
                              HIGH YIELD PORTFOLIO --  GOVERNMENT PORTFOLIO --  LOW DURATION PORTFOLIO --
                                  ADMINISTRATIVE            ADMINISTRATIVE           ADMINISTRATIVE
                                   CLASS SHARES              CLASS SHARES             CLASS SHARES
                             ------------------------  -----------------------  ------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             ----------------------------------------------------------------------------
                                 2014         2013        2014         2013         2014         2013
                             ------------  ----------  ----------  -----------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  3,050,698   3,239,987     157,854      223,179   (1,152,799)    (538,455)
 Net realized gain
   (loss) on investments....    1,448,072   2,220,463    (531,536)  (1,083,315)   1,115,482    1,323,060
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (3,293,808) (1,816,164)  4,677,455   (4,789,867)  (1,655,134)  (4,700,431)
 Capital gain
   distribution.............           --          --          --    1,201,676           --           --
                             ------------  ----------  ----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............    1,204,962   3,644,286   4,303,773   (4,448,327)  (1,692,451)  (3,915,826)
                             ------------  ----------  ----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      777,909   1,180,693     185,629      105,744    1,313,064    1,583,547
 Death benefits.............      (39,544)   (250,760)   (152,374)     (48,596)    (333,523)    (574,163)
 Surrenders.................  (10,338,817) (8,340,826) (3,333,825)  (4,728,965) (24,420,463) (21,688,168)
 Administrative expenses....     (417,246)   (372,522)    (69,918)     (87,375)  (1,348,966)  (1,260,471)
 Transfers between
   subaccounts
   (including fixed
   account), net............   10,282,006  (1,286,141) (1,777,759)  (3,440,599)  14,383,061    7,948,793
                             ------------  ----------  ----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...      264,308  (9,069,556) (5,148,247)  (8,199,791) (10,406,827) (13,990,462)
                             ------------  ----------  ----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................    1,469,270  (5,425,270)   (844,474) (12,648,118) (12,099,278) (17,906,288)
Net assets at beginning
 of year....................   82,483,202  87,908,472  21,753,227   34,401,345  196,549,173  214,455,461
                             ------------  ----------  ----------  -----------  -----------  -----------
Net assets at end of year... $ 83,952,472  82,483,202  20,908,753   21,753,227  184,449,895  196,549,173
                             ============  ==========  ==========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............    1,449,135   1,043,286      68,446      204,645    3,438,241    3,051,938
 Units redeemed.............   (1,300,597) (1,532,483)   (324,164)    (626,522)  (4,289,269)  (4,169,952)
                             ------------  ----------  ----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........      148,538    (489,197)   (255,718)    (421,877)    (851,028)  (1,118,014)
                             ============  ==========  ==========  ===========  ===========  ===========

                                                       RYDEX VARIABLE TRUST
                             ------------------------- --------------------

                             TOTAL RETURN PORTFOLIO --
                                  ADMINISTRATIVE             NASDAQ --
                                   CLASS SHARES             100(R) FUND
                             ------------------------  --------------------

                             -----------------------------------------------
                                 2014         2013        2014       2013
                             -----------  -----------  ---------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   1,519,013    1,993,676    (72,157)   (67,954)
 Net realized gain
   (loss) on investments....     639,952    2,689,667    439,989    370,175
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   5,588,971  (20,104,495)    38,394    950,144
 Capital gain
   distribution.............          --    2,780,586    289,792         --
                             -----------  -----------  ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   7,747,936  (12,640,566)   696,018  1,252,365
                             -----------  -----------  ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............   1,435,990    2,283,484     33,676     34,073
 Death benefits.............  (1,720,878)    (883,241)   (35,715)    (3,561)
 Surrenders................. (35,576,976) (40,127,068)  (604,905)  (457,243)
 Administrative expenses....  (1,457,991)  (1,544,895)   (13,882)   (12,337)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (25,106,795) (34,869,470)   364,099   (508,186)
                             -----------  -----------  ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions... (62,426,650) (75,141,190)  (256,727)  (947,254)
                             -----------  -----------  ---------  ---------
Increase (decrease) in
 net assets................. (54,678,714) (87,781,756)   439,291    305,111
Net assets at beginning
 of year.................... 314,823,550  402,605,306  4,586,195  4,281,084
                             -----------  -----------  ---------  ---------
Net assets at end of year... 260,144,836  314,823,550  5,025,486  4,586,195
                             ===========  ===========  =========  =========
Change in units (note 5):
 Units purchased............   1,736,966    3,320,109     66,166     53,263
 Units redeemed.............  (5,766,557)  (7,706,673)  (109,491)  (162,721)
                             -----------  -----------  ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (4,029,591)  (4,386,564)   (43,325)  (109,458)
                             ===========  ===========  =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                           THE ALGER PORTFOLIOS
                             -----------------------------------------------
                                 ALGER LARGE CAP          ALGER SMALL CAP
                               GROWTH PORTFOLIO --      GROWTH PORTFOLIO --
                                 CLASS I-2 SHARES        CLASS I-2 SHARES
                             -----------------------  ----------------------

                             -----------  ----------  ----------  -----------
                                 2014        2013        2014        2013
                             -----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (438,105)   (215,016)   (376,478)   (423,151)
 Net realized gain
   (loss) on investments....   2,157,596   1,362,784   1,007,147   1,607,688
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (3,977,313)  7,900,035  (3,294,987)  3,274,398
 Capital gain
   distribution.............   5,247,530          --   2,231,141   3,643,510
                             -----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   2,989,708   9,047,803    (433,177)  8,102,445
                             -----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............       8,977      76,888     113,112      70,431
 Death benefits.............    (421,516)   (302,161)   (440,733)   (343,606)
 Surrenders.................  (3,552,985) (3,708,381) (3,824,631) (4,780,704)
 Administrative expenses....     (50,043)    (52,457)    (40,373)    (45,170)
 Transfers between
   subaccounts
   (including fixed
   account), net............     (22,130)   (770,535) (1,311,281)     (4,557)
                             -----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (4,037,697) (4,756,646) (5,503,906) (5,103,606)
                             -----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................  (1,047,989)  4,291,157  (5,937,083)  2,998,839
Net assets at beginning
 of year....................  34,391,292  30,100,135  30,090,661  27,091,822
                             -----------  ----------  ----------  ----------
Net assets at end of year... $33,343,303  34,391,292  24,153,578  30,090,661
                             ===========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............      66,511      37,471      98,068     129,043
 Units redeemed.............    (277,880)   (335,739)   (398,005)   (447,297)
                             -----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (211,369)   (298,268)   (299,937)   (318,254)
                             ===========  ==========  ==========  ==========

                                                  THE PRUDENTIAL SERIES FUND
                             --------------------------------------------------------------------
                                 JENNISON 20/20                               NATURAL RESOURCES
                               FOCUS PORTFOLIO --    JENNISON PORTFOLIO --      PORTFOLIO --
                                 CLASS II SHARES        CLASS II SHARES        CLASS II SHARES
                             ----------------------  --------------------  ----------------------
                             YEAR ENDED DECEMBER 31,
                             --------------------------------------------  ----------  ----------
                                2014        2013        2014       2013       2014        2013
                             ----------  ----------  ---------  ---------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (123,571)   (132,431)   (41,830)   (42,682)   (468,498)   (501,709)
 Net realized gain
   (loss) on investments....    811,352     536,216    283,285    194,949     (37,292)   (727,593)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (272,408)  1,681,975    (44,909)   645,898  (5,116,040)  3,695,209
 Capital gain
   distribution.............         --          --         --         --          --          --
                             ----------  ----------  ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    415,373   2,085,760    196,546    798,165  (5,621,830)  2,465,907
                             ----------  ----------  ---------  ---------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      6,057       5,406      3,618      2,400     150,236     234,171
 Death benefits.............     (5,622)        548         --         --     (42,710)    (10,304)
 Surrenders................. (1,634,207) (1,266,653)  (383,283)  (246,698) (3,483,996) (3,463,671)
 Administrative expenses....    (26,033)    (26,144)    (8,409)    (7,875)   (179,152)   (163,844)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (368,482)   (631,150)  (135,790)  (150,580)  3,174,050    (739,952)
                             ----------  ----------  ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,028,287) (1,917,993)  (523,864)  (402,753)   (381,572) (4,143,600)
                             ----------  ----------  ---------  ---------  ----------  ----------
Increase (decrease) in
 net assets................. (1,612,914)    167,767   (327,318)   395,412  (6,003,402) (1,677,693)
Net assets at beginning
 of year....................  8,617,597   8,449,830  2,875,960  2,480,548  29,991,824  31,669,517
                             ----------  ----------  ---------  ---------  ----------  ----------
Net assets at end of year...  7,004,683   8,617,597  2,548,642  2,875,960  23,988,422  29,991,824
                             ==========  ==========  =========  =========  ==========  ==========
Change in units (note 5):
 Units purchased............     12,632      19,056      9,560     13,489     807,698     499,261
 Units redeemed.............    (93,003)   (107,750)   (35,080)   (41,118)   (638,215)   (719,209)
                             ----------  ----------  ---------  ---------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (80,371)    (88,694)   (25,520)   (27,629)    169,483    (219,948)
                             ==========  ==========  =========  =========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                THE PRUDENTIAL SERIES FUND           WELLS FARGO VARIABLE
                                       (CONTINUED)                           TRUST
                             --------------------------------------  --------------------
                                                 SP PRUDENTIAL U.S.
                             SP INTERNATIONAL       EMERGING         WELLS FARGO ADVANTAGE
                             GROWTH PORTFOLIO -- GROWTH PORTFOLIO --    VT OMEGA GROWTH
                             CLASS II SHARES     CLASS II SHARES        FUND -- CLASS 2
                             ------------------  ------------------  --------------------
                                            YEAR ENDED DECEMBER 31,
                             ------------------------------------------------------------
                              2014       2013     2014      2013        2014       2013
                              ------   -------    ------    ------   ---------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (47)      (206)    (462)     (462)     (56,032)   (41,656)
 Net realized gain
   (loss) on investments....   (124)    (2,195)   3,637       517      113,411    122,768
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (66)     4,196   (1,109)    6,735     (697,131)   653,289
 Capital gain
   distribution.............     --         --       --        --      728,191    240,474
                              ------   -------    ------    ------   ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   (237)     1,795    2,066     6,790       88,439    974,875
                              ------   -------    ------    ------   ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............     --         --       --        --        2,379     10,925
 Death benefits.............     --         --       --        --       (7,875)     5,286
 Surrenders.................   (666)   (11,980)  (8,407)   (1,223)    (447,721)  (388,179)
 Administrative expenses....    (10)       (13)     (52)      (74)     (12,182)    (9,662)
 Transfers between
   subaccounts
   (including fixed
   account), net............     (1)        59       (1)        1      326,672    788,673
                              ------   -------    ------    ------   ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...   (677)   (11,934)  (8,460)   (1,296)    (138,727)   407,043
                              ------   -------    ------    ------   ---------  ---------
Increase (decrease) in
 net assets.................   (914)   (10,139)  (6,394)    5,494      (50,288) 1,381,918
Net assets at beginning
 of year....................  3,454     13,593   32,475    26,981    3,766,058  2,384,140
                              ------   -------    ------    ------   ---------  ---------
Net assets at end of year... $2,540      3,454   26,081    32,475    3,715,770  3,766,058
                              ======   =======    ======    ======   =========  =========
Change in units (note 5):
 Units purchased............     --         --       --        --       37,310     73,266
 Units redeemed.............    (59)    (1,034)    (396)      (71)     (44,384)   (48,147)
                              ------   -------    ------    ------   ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (59)    (1,034)    (396)      (71)      (7,074)    25,119
                              ======   =======    ======    ======   =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                         Notes to Financial Statements

                               December 31, 2014

(1)DESCRIPTION OF ENTITY

   Genworth Life & Annuity VA Separate Account 1 (the "Separate Account") is a separate investment account established on August 19, 1987 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. The Separate Account has subaccounts that currently invest in open-end mutual funds ("Portfolios"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

   Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

   The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   On December 12, 2014, JPMorgan Insurance Trust -- JPMorgan Insurance Trust Equity Index Portfolio -- Class 1 was liquidated and the cash was reinvested in Dreyfus -- Dreyfus Variable Investment Fund -- Money Market Portfolio.

   On December 12, 2014, JPMorgan Insurance Trust -- JPMorgan Insurance Trust International Equity Portfolio -- Class 1 was liquidated and the cash was reinvested in Dreyfus -- Dreyfus Variable Investment Fund -- Money Market Portfolio.

   On December 12, 2014, JPMorgan Insurance Trust -- JPMorgan Insurance Trust Intrepid Growth Portfolio -- Class 1 was liquidated and the cash was reinvested in Dreyfus -- Dreyfus Variable Investment Fund -- Money Market Portfolio.

   On December 12, 2014, JPMorgan Insurance Trust -- JPMorgan Insurance Trust Mid Cap Growth Portfolio -- Class 1 was liquidated and the cash was reinvested in Dreyfus -- Dreyfus Variable Investment Fund -- Money Market Portfolio.

   On December 5, 2014, Legg Mason Partners Variable Equity Trust -- ClearBridge Variable All Cap Value Portfolio -- Class I was liquidated and the cash was reinvested in Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Large Cap Value Portfolio -- Class I.

   On August 11, 2014, DWS Variable Series I -- DWS Capital Growth VIP -- Class B Shares changed its name to Deutsche Variable Series I -- Deutsche Capital Growth VIP -- Class B Shares.

   On August 11, 2014, DWS Variable Series II -- DWS Large Cap Value VIP --Class B Shares changed its name to Deutsche Variable Series II -- Deutsche Large Cap Value VIP -- Class B Shares.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014


   On August 11, 2014, DWS Variable Series II -- DWS Small Mid Cap Value VIP -- Class B Shares changed its name to Deutsche Variable Series II -- Deutsche Small Mid Cap Value VIP -- Class B Shares.

   On May 1, 2014, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Utilities Fund -- Series I shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Managed Volatility Fund -- Series I shares.

   On May 1, 2014, Franklin Templeton Variable Insurance Products Trust -- Templeton Foreign Securities Fund -- Class 1 Shares changed its name to Franklin Templeton Variable Insurance Products Trust -- Templeton Foreign VIP Fund -- Class 1 Shares.

   On May 1, 2014, Franklin Templeton Variable Insurance Products Trust -- Templeton Foreign Securities Fund -- Class 2 Shares changed its name to Franklin Templeton Variable Insurance Products Trust -- Templeton Foreign VIP Fund -- Class 2 Shares.

   On May 1, 2014, Franklin Templeton Variable Insurance Products Trust -- Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares changed its name to Franklin Templeton Variable Insurance Products Trust -- Franklin Founding Funds Allocation VIP Fund -- Class 2 Shares.

   On May 1, 2014, Franklin Templeton Variable Insurance Products Trust -- Templeton Global Bond Securities Fund -- Class 1 Shares changed its name to Franklin Templeton Variable Insurance Products Trust -- Templeton Global Bond VIP Fund -- Class 1 Shares.

   On May 1, 2014, Franklin Templeton Variable Insurance Products Trust -- Templeton Growth Securities Fund -- Class 2 Shares changed its name to Franklin Templeton Variable Insurance Products Trust -- Templeton Growth VIP Fund -- Class 2 Shares.

   On May 1, 2014, Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares changed its name to Franklin Templeton Variable Insurance Products Trust -- Franklin Income VIP Fund -- Class 2 Shares.

   On May 1, 2014, Franklin Templeton Variable Insurance Products Trust -- Franklin Large Cap Growth Securities Fund -- Class 2 Shares changed its name to Franklin Templeton Variable Insurance Products Trust -- Franklin Large Cap Growth VIP Fund -- Class 2 Shares.

   On May 1, 2014, Franklin Templeton Variable Insurance Products Trust -- Mutual Shares Securities Fund -- Class 2 Shares changed its name to Franklin Templeton Variable Insurance Products Trust -- Franklin Mutual Shares VIP Fund -- Class 2 Shares.

   On April 30, 2014, Legg Mason Partners Variable Income Trust -- Western Asset Variable Strategic Bond Portfolio -- Class I was liquidated and the cash was reinvested in Goldman Sachs Variable Insurance Trust -- Goldman Sachs Money Market Fund -- Service Shares.

   On August 16, 2013, MFS(R) Variable Insurance Trust -- MFS(R) Strategic Income Series -- Service Class Shares was liquidated and the cash was reinvested in MFS(R) Variable Insurance Trust II -- MFS(R) Strategic Income Portfolio -- Service Class Shares.

   On April 30, 2013, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. American Franchise Fund -- Series I shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. American Franchise Fund -- Series I shares.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014


   On April 30, 2013, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. American Franchise Fund -- Series II shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. American Franchise Fund -- Series II shares.

   On April 30, 2013, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. Comstock Fund -- Series II shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Comstock Fund -- Series II shares.

   On April 30, 2013, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. Equity and Income Fund -- Series II shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Equity and Income Fund -- Series II shares.

   On April 30, 2013, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. Mid Cap Growth Fund -- Series I shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Mid Cap Growth Fund -- Series I shares.

   On April 30, 2013, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Van Kampen V.I. Value Opportunities Fund -- Series II shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Value Opportunities Fund -- Series II shares.

   On April 30, 2013, DWS Variable Series II -- DWS Dreman Small Mid Cap Value VIP -- Class B Shares changed its name to DWS Variable Series II -- DWS Small Mid Cap Value VIP -- Class B Shares.

   On April 30, 2013, Janus Aspen Series -- Worldwide Portfolio -- Institutional Shares changed its name to Janus Aspen Series -- Global Research Portfolio -- Institutional Shares.

   On April 30, 2013, Janus Aspen Series -- Worldwide Portfolio -- Service Shares changed its name to Janus Aspen Series -- Global Research Portfolio -- Service Shares.

   On April 30, 2013, Legg Mason Partners Variable Equity Trust -- Legg Mason ClearBridge Variable Aggressive Growth Portfolio -- Class II changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Aggressive Growth Portfolio -- Class II.

   On April 30, 2013, Legg Mason Partners Variable Equity Trust -- Legg Mason ClearBridge Variable Equity Income Builder Portfolio -- Class I changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Equity Income Portfolio -- Class I.

   On April 30, 2013, Legg Mason Partners Variable Equity Trust -- Legg Mason ClearBridge Variable Equity Income Builder Portfolio -- Class II changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Equity Income Portfolio -- Class II.

   On April 30, 2013, Legg Mason Partners Variable Equity Trust -- Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio -- Class I changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable All Cap Value Portfolio -- Class I.

   On April 30, 2013, Legg Mason Partners Variable Equity Trust -- Legg Mason ClearBridge Variable Large Cap Value Portfolio -- Class I changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Large Cap Value Portfolio -- Class I.

   On April 30, 2013, Oppenheimer Variable Account Funds -- Oppenheimer Balanced Fund/VA -- Non-Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Capital Income Fund/VA -- Non-Service Shares.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014


   On April 30, 2013, Oppenheimer Variable Account Funds -- Oppenheimer Balanced Fund/VA -- Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Capital Income Fund/VA -- Service Shares.

   On April 30, 2013, Oppenheimer Variable Account Funds -- Oppenheimer Global Securities Fund/VA -- Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Global Fund/VA -- Service Shares.

   On April 30, 2013, Oppenheimer Variable Account Funds -- Oppenheimer Main Street Small- & Mid-Cap Fund(R)/VA -- Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Main Street Small Cap Fund(R)/VA -- Service Shares.

   On April 30, 2013, Oppenheimer Variable Account Funds -- Oppenheimer Small- & Mid-Cap Growth Fund/VA -- Non-Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Discovery Mid Cap Growth Fund/VA -- Non-Service Shares.

   On April 30, 2013, Oppenheimer Variable Account Funds -- Oppenheimer Small- & Mid-Cap Growth Fund/VA -- Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Discovery Mid Cap Growth Fund/VA -- Service Shares.

   On February 15, 2013, Federated Insurance Series -- Federated Capital Appreciation Fund II -- Primary Shares changed its name to Federated Insurance Series -- Federated Managed Tail Risk Fund II -- Primary Shares.

   As of December 31, 2014, The Prudential Series Fund -- Equity Portfolio -- Class II Shares was available as an investment option under the contract, but not shown on the statements due to not having any activity from January 1, 2013 through December 31, 2014.

   All designated Portfolios listed above are series type mutual funds.

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) BASIS OF PRESENTATION

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. Prior year balances related to funds liquidated in 2013 are not disclosed in the Statements of Changes in Net Assets as they are no longer active in 2014. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services -- Investment Companies.

  (B) INVESTMENTS

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014


   VALUATION INPUTS: Various inputs are used to determine the value of the fund's investments. These inputs are summarized in the three broad levels listed below:

  .  LEVEL 1 -- quoted prices in active markets for identical securities;

  . LEVEL 2 -- observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

  .  LEVEL 3 -- unobservable inputs.

   The investments of the Separate Account are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2014, and there were no transfers between Level 1 and Level 2 during 2014.

   Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (C) UNIT CLASSES

   There are several unit classes of subaccounts based on the variable annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in note (4)(a) below. In January 2011, Genworth Financial announced that its insurance company subsidiaries, including GLAIC, would discontinue new sales of variable annuity products but would continue to service existing blocks of business. Although the contracts are no longer available for new sales, additional purchase payments may still be accepted under the terms of the contracts.

  (D) FEDERAL INCOME TAXES

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

  (E) PAYMENTS DURING ANNUITIZATION

   Net assets allocated to the contracts in variable payout stages ("variable annuitization") are computed in accordance with the mortality tables in effect at the time of contract issue. The default assumed interest rate is an effective annual rate of 3% for all variable annuitizations paid on a life contingency basis, with the exception of those contract owners who have annuitized while electing the Payment Optimizer Plus rider option. Under this rider option, the assumed investment rate is 4%. For contract owners who have purchased the RetireReady/SM/ Retirement Answer variable annuity, the assumed investment rate is 3.5%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

  (F) SUBSEQUENT EVENTS

   The Separate Account evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014


(3)PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2014 were:

                            COST OF     PROCEEDS
                             SHARES       FROM
FUND/PORTFOLIO              ACQUIRED   SHARES SOLD
--------------             ----------- -----------
AIM Variable Insurance
  Funds (Invesco
  Variable Insurance
  Funds)
  Invesco V.I. American
   Franchise Fund --
   Series I shares........ $   324,055 $ 1,661,890
  Invesco V.I. American
   Franchise Fund --
   Series II shares.......      46,868   1,204,069
  Invesco V.I. Comstock
   Fund -- Series II
   shares.................   3,075,165   8,364,059
  Invesco V.I. Core
   Equity Fund -- Series
   I shares...............   2,426,167   1,984,192
  Invesco V.I. Equity
   and Income Fund --
   Series II shares.......   5,631,292   4,808,910
  Invesco V.I. Global
   Real Estate Fund --
   Series II shares.......      56,889     460,031
  Invesco V.I.
   Government Securities
   Fund -- Series I
   shares.................         480          80
  Invesco V.I.
   International Growth
   Fund -- Series II
   shares.................   6,815,016  12,874,354
  Invesco V.I. Managed
   Volatility Fund --
   Series I shares........         177          10
  Invesco V.I.
   Technology Fund --
   Series I shares........         137          82
  Invesco V.I. Value
   Opportunities Fund --
   Series II shares.......     263,539   1,755,706
AllianceBernstein
  Variable Products
  Series Fund, Inc.
  AllianceBernstein
   Balanced Wealth
   Strategy Portfolio --
   Class B................   5,197,426   4,020,566
  AllianceBernstein
   Global Thematic
   Growth Portfolio --
   Class B................   3,060,475   4,280,860
  AllianceBernstein
   Growth and Income
   Portfolio -- Class B...   2,850,476  12,147,615
  AllianceBernstein
   International Value
   Portfolio -- Class B...  20,954,721  13,591,458
  AllianceBernstein
   Large Cap Growth
   Portfolio -- Class B...     823,414   2,749,611
  AllianceBernstein
   Small Cap Growth
   Portfolio -- Class B...  33,430,962  12,806,181
American Century
  Variable Portfolios
  II, Inc.
  VP Inflation
   Protection Fund --
   Class II...............  12,497,202  20,187,804
American Century
  Variable Portfolios,
  Inc.
  VP Income & Growth
   Fund -- Class I........       3,221       9,589
  VP International Fund
   -- Class I.............     145,477     208,018
  VP Ultra(R) Fund --
   Class I................     295,414      19,210
  VP Value Fund -- Class
   I......................       1,456      15,241
BlackRock Variable
  Series Funds, Inc.
  BlackRock Basic Value
   V.I. Fund -- Class
   III Shares.............   3,424,058   3,146,188
  BlackRock Global
   Allocation V.I. Fund
   -- Class III Shares....  58,487,970  72,258,592
  BlackRock Large Cap
   Growth V.I. Fund --
   Class III Shares.......   1,068,986   1,044,923
  BlackRock Value
   Opportunities V.I.
   Fund -- Class III
   Shares.................   1,742,132   2,243,113
Columbia Funds Variable
  Insurance Trust I
  Columbia Variable
   Portfolio -- Marsico
   Growth Fund -- Class 1.   5,009,640   6,932,920
  Columbia Variable
   Portfolio -- Marsico
   International
   Opportunities Fund --
   Class 2................   5,322,814  11,339,373
Deutsche Variable Series
  I
  Deutsche Capital
   Growth VIP -- Class B
   Shares.................         498       1,375
Deutsche Variable Series
  II
  Deutsche Large Cap
   Value VIP -- Class B
   Shares.................       3,177      19,447
  Deutsche Small Mid Cap
   Value VIP -- Class B
   Shares.................       1,042      20,297
Dreyfus
  Dreyfus Investment
   Portfolios MidCap
   Stock Portfolio --
   Initial Shares.........       1,575       6,884
  Dreyfus Variable
   Investment Fund --
   Money Market Portfolio.   2,182,302   2,062,296
  The Dreyfus Socially
   Responsible Growth
   Fund, Inc. -- Initial
   Shares.................   1,584,084     168,292

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                             COST OF     PROCEEDS
                              SHARES       FROM
FUND/PORTFOLIO               ACQUIRED   SHARES SOLD
--------------             ------------ ------------
Eaton Vance Variable
  Trust
  VT Floating-Rate
   Income Fund............ $ 15,561,234 $ 25,172,218
Federated Insurance
  Series
  Federated High Income
   Bond Fund II --
   Primary Shares.........    4,133,946    7,794,575
  Federated High Income
   Bond Fund II --
   Service Shares.........    4,438,435    7,948,801
  Federated Kaufmann
   Fund II -- Service
   Shares.................    3,552,998    5,395,852
  Federated Managed Tail
   Risk Fund II --
   Primary Shares.........    2,147,641    1,671,494
  Federated Managed
   Volatility Fund II.....    2,123,733    2,452,189
Fidelity(R) Variable
  Insurance Products Fund
  VIP Asset Manager/SM/
   Portfolio -- Initial
   Class..................    4,365,527    8,490,352
  VIP Asset Manager/SM/
   Portfolio -- Service
   Class 2................    1,091,327    2,577,807
  VIP Balanced Portfolio
   -- Service Class 2.....   21,610,945   24,287,637
  VIP Contrafund(R)
   Portfolio -- Initial
   Class..................    7,472,723   24,651,968
  VIP Contrafund(R)
   Portfolio -- Service
   Class 2................   23,195,776   82,802,223
  VIP Dynamic Capital
   Appreciation
   Portfolio -- Service
   Class 2................      956,482      803,666
  VIP Equity-Income
   Portfolio -- Initial
   Class..................    6,939,768   20,432,041
  VIP Equity-Income
   Portfolio -- Service
   Class 2................   16,402,155   46,916,981
  VIP Growth & Income
   Portfolio -- Initial
   Class..................    1,811,433    5,054,063
  VIP Growth & Income
   Portfolio -- Service
   Class 2................    1,829,135    4,781,452
  VIP Growth
   Opportunities
   Portfolio -- Initial
   Class..................      751,865    2,773,367
  VIP Growth
   Opportunities
   Portfolio -- Service
   Class 2................    7,546,880   14,981,009
  VIP Growth Portfolio
   -- Initial Class.......    2,698,670   14,233,843
  VIP Growth Portfolio
   -- Service Class 2.....    2,385,354    5,298,585
  VIP Growth Stock
   Portfolio -- Service
   Class 2................    7,023,740   11,584,566
  VIP Investment Grade
   Bond Portfolio --
   Service Class 2........   17,319,374   42,665,422
  VIP Mid Cap Portfolio
   -- Initial Class.......       13,333       18,765
  VIP Mid Cap Portfolio
   -- Service Class 2.....   32,066,816   49,643,836
  VIP Overseas Portfolio
   -- Initial Class.......    1,785,765    5,200,174
  VIP Value Strategies
   Portfolio -- Service
   Class 2................    1,401,431    6,222,774
Franklin Templeton
  Variable Insurance
  Products Trust
  Franklin Founding
   Funds Allocation VIP
   Fund -- Class 2 Shares.    7,783,666   22,823,629
  Franklin Income VIP
   Fund -- Class 2 Shares.   44,065,028  112,359,181
  Franklin Large Cap
   Growth VIP Fund --
   Class 2 Shares.........        4,135       52,499
  Franklin Mutual Shares
   VIP Fund -- Class 2
   Shares.................    1,698,230    4,239,458
  Templeton Foreign VIP
   Fund -- Class 1 Shares.    1,558,273    2,713,588
  Templeton Foreign VIP
   Fund -- Class 2 Shares.      313,244      318,807
  Templeton Global Bond
   VIP Fund -- Class 1
   Shares.................    1,720,428    2,503,124
  Templeton Growth VIP
   Fund -- Class 2 Shares.    1,864,931    7,041,909
GE Investments Funds,
  Inc.
  Core Value Equity Fund
   -- Class 1 Shares......    2,902,775    2,914,621
  Income Fund -- Class 1
   Shares.................    3,651,418    6,617,566
  Premier Growth Equity
   Fund -- Class 1 Shares.    5,445,659    6,366,331
  Real Estate Securities
   Fund -- Class 1 Shares.   15,361,614   37,762,495
  S&P 500(R) Index Fund...   11,664,208   33,853,629
  Small-Cap Equity Fund
   -- Class 1 Shares......    7,579,529    9,634,791
  Total Return Fund --
   Class 1 Shares.........  198,988,718  310,088,224
  Total Return Fund --
   Class 3 Shares.........   70,196,579  184,392,436
  U.S. Equity Fund --
   Class 1 Shares.........    5,154,892    5,270,193

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                            COST OF     PROCEEDS
                             SHARES       FROM
FUND/PORTFOLIO              ACQUIRED   SHARES SOLD
--------------            ------------ ------------
Goldman Sachs Variable
  Insurance Trust
  Goldman Sachs Large
   Cap Value Fund --
   Institutional Shares.. $  2,550,405 $  2,852,177
  Goldman Sachs Mid Cap
   Value Fund............   15,792,518   13,568,705
  Goldman Sachs Money
   Market Fund --
   Service Shares........  247,923,775  262,628,981
JPMorgan Insurance Trust
  JPMorgan Insurance
   Trust Core Bond
   Portfolio -- Class 1..      591,527      950,919
  JPMorgan Insurance
   Trust Equity Index
   Portfolio -- Class 1..      291,947    1,798,839
  JPMorgan Insurance
   Trust International
   Equity Portfolio --
   Class 1...............       10,286      101,418
  JPMorgan Insurance
   Trust Intrepid Growth
   Portfolio -- Class 1..       44,811      413,119
  JPMorgan Insurance
   Trust Intrepid Mid
   Cap Portfolio --
   Class 1...............      129,431      159,146
  JPMorgan Insurance
   Trust Mid Cap Growth
   Portfolio -- Class 1..      487,785      757,355
  JPMorgan Insurance
   Trust Mid Cap Value
   Portfolio -- Class 1..        8,700       24,468
  JPMorgan Insurance
   Trust Small Cap Core
   Portfolio -- Class 1..          607       39,573
  JPMorgan Insurance
   Trust U.S. Equity
   Portfolio -- Class 1..      189,517      441,767
Janus Aspen Series
  Balanced Portfolio --
   Institutional Shares..    8,003,765   18,355,235
  Balanced Portfolio --
   Service Shares........   16,380,905   28,599,967
  Enterprise Portfolio
   -- Institutional
   Shares................    4,531,582    9,317,249
  Enterprise Portfolio
   -- Service Shares.....      419,171      736,853
  Flexible Bond
   Portfolio --
   Institutional Shares..    4,928,297    3,217,199
  Forty Portfolio --
   Institutional Shares..   12,979,541    8,367,605
  Forty Portfolio --
   Service Shares........   19,975,959   14,985,174
  Global Research
   Portfolio --
   Institutional Shares..    1,331,205    9,605,389
  Global Research
   Portfolio -- Service
   Shares................      150,903      893,750
  Global Technology
   Portfolio -- Service
   Shares................    1,048,670    1,534,261
  Janus Portfolio --
   Institutional Shares..    4,469,034    9,271,645
  Janus Portfolio --
   Service Shares........      332,719      683,974
  Overseas Portfolio --
   Institutional Shares..    6,731,992    9,678,852
  Overseas Portfolio --
   Service Shares........      737,718      933,834
Legg Mason Partners
  Variable Equity Trust
  ClearBridge Variable
   Aggressive Growth
   Portfolio -- Class II.   31,545,722   12,774,557
  ClearBridge Variable
   All Cap Value
   Portfolio -- Class I..   25,426,473   20,999,359
  ClearBridge Variable
   Equity Income
   Portfolio -- Class I..      643,052    1,461,232
  ClearBridge Variable
   Equity Income
   Portfolio -- Class II.      636,008    1,660,472
  ClearBridge Variable
   Large Cap Value
   Portfolio -- Class I..   18,560,836    2,594,583
Legg Mason Partners
  Variable Income Trust
  Western Asset Variable
   Strategic Bond
   Portfolio -- Class I..      181,644   12,262,571
MFS(R) Variable
  Insurance Trust
  MFS(R) Investors
   Growth Stock Series
   -- Service Class
   Shares................      742,740    1,872,634
  MFS(R) Investors Trust
   Series -- Service
   Class Shares..........      796,115    1,320,969
  MFS(R) New Discovery
   Series -- Service
   Class Shares..........    5,240,771    9,468,059
  MFS(R) Total Return
   Series -- Service
   Class Shares..........    6,574,661   13,705,616
  MFS(R) Utilities
   Series -- Service
   Class Shares..........    2,852,901    6,080,274
MFS(R) Variable
  Insurance Trust II
  MFS(R) Strategic
   Income Portfolio --
   Service Class Shares..        1,327        1,095

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                           COST OF     PROCEEDS
                            SHARES       FROM
FUND/PORTFOLIO             ACQUIRED   SHARES SOLD
--------------            ----------- -----------
Oppenheimer Variable
  Account Funds
  Oppenheimer Capital
   Appreciation Fund/VA
   -- Non-Service Shares. $ 2,489,696 $ 7,287,914
  Oppenheimer Capital
   Appreciation Fund/VA
   -- Service Shares.....     700,718   1,691,017
  Oppenheimer Capital
   Income Fund/VA --
   Non-Service Shares....     775,848   2,451,438
  Oppenheimer Capital
   Income Fund/VA --
   Service Shares........   3,214,727   8,101,427
  Oppenheimer Core Bond
   Fund/VA --
   Non-Service Shares....   1,902,616   3,887,261
  Oppenheimer Discovery
   Mid Cap Growth
   Fund/VA --
   Non-Service Shares....     709,443   5,817,208
  Oppenheimer Discovery
   Mid Cap Growth
   Fund/VA -- Service
   Shares................     362,885     809,688
  Oppenheimer Global
   Fund/VA -- Service
   Shares................  26,307,318  23,398,402
  Oppenheimer Global
   Strategic Income
   Fund/VA --
   Non-Service Shares....     869,520   2,097,560
  Oppenheimer Main
   Street Fund/VA --
   Service Shares........   8,675,941  26,253,530
  Oppenheimer Main
   Street Small Cap
   Fund(R)/VA -- Service
   Shares................  27,851,502  58,436,237
PIMCO Variable Insurance
  Trust
  All Asset Portfolio --
   Advisor Class Shares..   1,234,172   3,259,888
  Foreign Bond Portfolio
   (U.S. Dollar Hedged)
   -- Administrative
   Class Shares..........     324,835     671,963
  High Yield Portfolio
   -- Administrative
   Class Shares..........  28,170,924  24,903,504
  Long-Term U.S.
   Government Portfolio
   -- Administrative
   Class Shares..........   1,877,509   6,926,469
  Low Duration Portfolio
   -- Administrative
   Class Shares..........  42,893,972  55,136,909
  Total Return Portfolio
   -- Administrative
   Class Shares..........  32,808,754  92,818,306
Rydex Variable Trust
  NASDAQ -- 100(R) Fund..   1,168,080   1,169,391
The Alger Portfolios
  Alger Large Cap Growth
   Portfolio -- Class
   I-2 Shares............   6,722,524   5,964,840
  Alger Small Cap Growth
   Portfolio -- Class
   I-2 Shares............   4,054,684   7,717,598
The Prudential Series
  Fund
  Jennison 20/20 Focus
   Portfolio -- Class II
   Shares................     265,471   2,417,319
  Jennison Portfolio --
   Class II Shares.......     188,869     755,023
  Natural Resources
   Portfolio -- Class II
   Shares................   8,057,085   8,813,338
  SP International
   Growth Portfolio --
   Class II Shares.......          --         724
  SP Prudential U.S.
   Emerging Growth
   Portfolio -- Class II
   Shares................          --       8,921
Wells Fargo Variable
  Trust
  Wells Fargo Advantage
   VT Omega Growth Fund
   -- Class 2............   1,435,137     903,163

(4)RELATED PARTY TRANSACTIONS

  (A) GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

   Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes, as well as any additional benefits provided under the contract such as optional benefits, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges, as well as through certain electable rider options, are assessed through the daily unit value calculation. Those fees are assessed on the contract owner's daily average net assets in the Separate Account. Other charges assessed to cover certain other administrative expenses, as well as certain optional riders, are assessed by the redemption of units. Note (6) presents the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

   The Separate Account assesses charges associated with the contracts issued. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

 MORTALITY AND EXPENSE RISK CHARGE      0.40% -- 2.40% of the daily value of
 (INCLUDING BENEFIT RIDER OPTIONS)      the assets invested in each Portfolio
 This charge is assessed through a      (fund).
 reduction in unit values.

 ADMINISTRATIVE CHARGE                  0.15% -- 0.35% of the daily value of
 This charge is assessed through a      the assets invested in each fund.
 reduction in unit values.

 ANNUAL ADMINISTRATIVE CHARGE           $0 -- $30 per contract year invested
 This charge is assessed through a      in each fund.
 redemption in units.

 SURRENDER CHARGE                       0.00% -- 9.00% on the value of the
 This charge is assessed through a      accumulation units purchased.
 redemption in units.

  (B) ACCRUED EXPENSES PAYABLE TO AFFILIATE

   Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to GLAIC.

  (C) BONUS CREDIT

   For certain contracts, transfers from the General Account for payments by GLAIC were paid in the form of bonus credits. Bonus credits are amounts that are added by GLAIC to the premium payments received from contract owners.

  (D) CAPITAL BROKERAGE CORPORATION

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies, and certain guaranteed income annuity contracts issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

(5)CAPITAL TRANSACTIONS

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2014 and 2013 is reflected in the Statements of Changes in Net Assets.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014


(6)FINANCIAL HIGHLIGHTS

   GLAIC's variable annuity products have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values, and total returns. A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2014, 2013, 2012, 2011, and 2010 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new products or funds. Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2014 and were available to contract owners during 2014.

                                   EXPENSE AS A                            NET   INVESTMENT
                                   % OF AVERAGE                           ASSETS   INCOME
                                  NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                  -------------- --------- -------------- ------ ---------- --------------------
AIM Variable Insurance Funds
  (Invesco Variable Insurance
  Funds)
 Invesco V.I. American Franchise
   Fund -- Series I shares
   2014.......................... 0.75% to 1.85%   587,760 14.52 to 13.92  8,291   0.04%       7.63% to    6.43%
   2013.......................... 0.75% to 2.10%   675,995 13.49 to 13.19  8,936   0.43%      39.09% to   37.20%
   2012.......................... 0.75% to 2.10%   752,366  9.70 to  9.61  7,209   0.00%     (4.37)% to  (5.67)%
   2011(4)....................... 1.45% to 1.45%       117  8.54 to  8.54      1   0.00%    (20.82)% to (20.82)%
 Invesco V.I. American Franchise
   Fund -- Series II shares
   2014.......................... 1.45% to 2.20%   317,356 22.44 to 17.99  5,960   0.00%       6.60% to    5.79%
   2013.......................... 1.45% to 2.20%   374,246 21.05 to 17.00  6,628   0.24%      37.77% to   36.72%
   2012.......................... 1.45% to 2.20%   445,270 15.28 to 12.44  5,710   0.00%      11.75% to   10.90%
   2011.......................... 1.45% to 2.20%   498,350 13.67 to 11.22  5,710   0.00%     (7.74)% to  (8.45)%
   2010.......................... 1.45% to 2.20%   607,306 14.82 to 12.25  7,547   0.00%      17.83% to   16.94%
 Invesco V.I. Comstock
   Fund -- Series II shares
   2014.......................... 1.45% to 2.30% 1,923,510 24.26 to 15.91 39,308   1.08%       7.52% to    6.59%
   2013.......................... 1.45% to 2.55% 2,183,096 22.56 to 11.76 41,529   1.42%      33.69% to   32.20%
   2012.......................... 1.45% to 2.55% 2,467,715 16.88 to  8.90 35,359   1.40%      17.20% to   15.89%
   2011.......................... 1.45% to 2.55% 3,207,247 14.40 to  7.68 39,325   1.37%     (3.52)% to  (4.60)%
   2010.......................... 1.45% to 2.55% 3,775,362 14.93 to  8.05 48,250   0.14%      14.02% to   12.75%
 Invesco V.I. Core Equity Fund --
    Series I shares
   2014.......................... 0.75% to 2.30%   783,326 15.02 to 15.06 12,532   0.94%       7.34% to    5.66%
   2013.......................... 0.75% to 2.30%   761,003 13.99 to 14.26 11,402   1.36%      28.28% to   26.28%
   2012.......................... 0.75% to 2.30%   880,133 10.91 to 11.29 10,363   0.94%      13.03% to   11.26%
   2011.......................... 0.75% to 2.30% 1,019,641  9.65 to 10.15 10,715   0.93%     (0.81)% to  (2.36)%
   2010.......................... 0.75% to 2.30% 1,232,784  9.73 to 10.39 13,194   0.94%       8.73% to    7.04%
 Invesco V.I. Equity and Income
   Fund -- Series II shares
   2014.......................... 1.45% to 2.55% 1,679,031 14.08 to 12.92 22,827   1.56%       7.19% to    5.99%
   2013.......................... 1.45% to 2.55% 1,692,926 13.14 to 12.19 21,552   1.63%      23.08% to   21.70%
   2012.......................... 1.45% to 2.55% 1,330,237 10.68 to 10.02 13,779   1.82%      10.75% to    9.52%
   2011.......................... 1.45% to 2.55% 1,447,561  9.64 to  9.15 13,588   1.75%     (2.73)% to  (3.81)%
   2010.......................... 1.45% to 2.55% 1,478,343  9.91 to  9.51 14,342   1.92%      10.41% to    9.18%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                      EXPENSE AS A                            NET   INVESTMENT
                                      % OF AVERAGE                           ASSETS   INCOME
                                     NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)   TOTAL RETURN (3)
                                     -------------- --------- -------------- ------ ---------- -------------------
 Invesco V.I. Global Real Estate
   Fund -- Series II shares
   2014............................. 1.45% to 2.20%    24,081 16.02 to  8.92    331   0.96%     12.69% to   11.83%
   2013............................. 1.45% to 2.20%    54,127 14.22 to  7.98    660   5.83%      0.95% to    0.18%
   2012............................. 1.45% to 2.20%    19,361 14.09 to  7.96    241   0.42%     25.99% to   25.03%
   2011............................. 1.45% to 2.20%    21,340 11.18 to  6.37    208   3.66%    (8.08)% to  (8.78)%
   2010............................. 1.45% to 2.20%    22,456 12.16 to  6.98    242   4.63%     15.54% to   14.66%
 Invesco V.I. Government Securities
   Fund -- Series I shares
   2014............................. 0.75% to 0.75%       259 16.93 to 16.93      4   3.22%      3.36% to    3.36%
   2013............................. 0.75% to 0.75%       241 16.38 to 16.38      4   3.67%    (3.35)% to  (3.35)%
   2012............................. 0.75% to 0.75%       214 16.95 to 16.95      4   2.82%      1.70% to    1.70%
   2011............................. 0.75% to 0.75%       441 16.67 to 16.67      7   1.77%      7.10% to    7.10%
   2010............................. 0.75% to 0.75%       183 15.56 to 15.56      3   7.16%      4.61% to    4.61%
 Invesco V.I. International Growth
   Fund -- Series II shares
   2014............................. 1.45% to 2.55% 4,091,537 18.20 to  9.93 52,852   1.35%    (1.36)% to  (2.46)%
   2013............................. 1.45% to 2.55% 4,506,508 18.45 to 10.18 59,410   1.03%     17.00% to   15.69%
   2012............................. 1.45% to 2.55% 5,012,990 15.77 to  8.80 56,644   1.26%     13.58% to   12.31%
   2011............................. 1.45% to 2.55% 4,522,712 13.89 to  7.83 47,445   1.18%    (8.34)% to  (9.36)%
   2010............................. 1.45% to 2.55% 5,363,817 15.15 to  8.64 64,184   1.64%     10.98% to    9.74%
 Invesco V.I. Managed Volatility
   Fund -- Series I shares
   2014............................. 0.75% to 0.75%        84 16.19 to 16.19      1   2.91%     19.67% to   19.67%
   2013............................. 0.75% to 0.75%        78 13.53 to 13.53      1   1.04%      9.93% to    9.93%
   2012............................. 0.75% to 0.75%       288 12.31 to 12.31      4   3.18%      2.83% to    2.83%
   2011............................. 0.75% to 0.75%       302 11.97 to 11.97      4   3.34%     15.58% to   15.58%
   2010............................. 0.75% to 0.75%       298 10.36 to 10.36      3   3.72%      5.50% to    5.50%
 Invesco V.I. Technology Fund --
   Series I shares
   2014............................. 0.75% to 0.75%       324  5.24 to  5.24      2   0.00%     10.22% to   10.22%
   2013............................. 0.75% to 0.75%       339  4.75 to  4.75      2   0.00%     24.20% to   24.20%
   2012............................. 0.75% to 0.75%       325  3.82 to  3.82      1   0.00%     10.44% to   10.44%
   2011............................. 0.75% to 0.75%     3,191  3.46 to  3.46     11   0.19%    (5.76)% to  (5.76)%
   2010............................. 0.75% to 0.75%     3,227  3.67 to  3.67     12   0.00%     20.39% to   20.39%
 Invesco V.I. Value Opportunities
   Fund -- Series II shares
   2014............................. 1.45% to 2.30%   427,066 18.01 to 11.93  7,297   1.14%      4.84% to    3.94%
   2013............................. 1.45% to 2.30%   515,435 17.18 to 11.48  8,396   1.20%     31.34% to   30.21%
   2012............................. 1.45% to 2.30%   600,493 13.08 to  8.82  7,428   1.15%     15.95% to   14.94%
   2011............................. 1.45% to 2.30%   774,885 11.28 to  7.67  8,255   0.58%    (4.79)% to  (5.61)%
   2010............................. 1.45% to 2.30% 1,024,833 11.85 to  8.13 11,426   0.34%      5.40% to    4.49%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                   EXPENSE AS A                              NET   INVESTMENT
                                   % OF AVERAGE                             ASSETS   INCOME
                                  NET ASSETS (1)   UNITS      UNIT VALUE     000S  RATIO (2)    TOTAL RETURN (3)
                                  -------------- ---------- --------------- ------ ---------- --------------------
AllianceBernstein Variable
  Products Series Fund, Inc.
 AllianceBernstein Balanced
   Wealth Strategy Portfolio --
   Class B
   2014.......................... 1.45% to 2.55%  1,625,670  12.07 to 11.11 18,777   2.40%       5.56% to    4.38%
   2013.......................... 1.45% to 2.55%  1,797,915  11.43 to 10.65 19,708   2.04%      14.59% to   13.31%
   2012.......................... 1.45% to 2.55%  2,132,465   9.98 to  9.40 20,462   1.90%      11.73% to   10.48%
   2011.......................... 1.45% to 2.55%  2,344,972   8.93 to  8.51 20,197   2.23%     (4.46)% to  (5.52)%
   2010.......................... 1.45% to 2.55%  2,786,369   9.35 to  9.00 25,232   2.62%       8.70% to    7.49%
 AllianceBernstein Global
   Thematic Growth Portfolio --
   Class B
   2014.......................... 1.45% to 2.10%    197,638  16.94 to 11.47  3,039   0.00%       3.29% to    2.61%
   2013.......................... 1.45% to 2.10%    262,312  16.40 to 11.18  3,939   0.02%      21.14% to   20.35%
   2012.......................... 1.45% to 2.10%    288,782  13.54 to  9.29  3,573   0.00%      11.60% to   10.86%
   2011.......................... 1.45% to 2.10%    296,320  12.13 to  8.38  3,257   0.37%    (24.52)% to (25.02)%
   2010.......................... 1.45% to 2.10%    394,801  16.07 to 11.18  5,915   2.17%      16.86% to   16.09%
 AllianceBernstein Growth and
   Income Portfolio -- Class B
   2014.......................... 1.15% to 2.30%  2,777,191  22.81 to 15.37 52,841   1.09%       8.03% to    6.78%
   2013.......................... 1.15% to 2.30%  3,279,771  21.11 to 14.40 58,013   1.12%      33.05% to   31.50%
   2012.......................... 1.15% to 2.30%  3,658,774  15.87 to 10.95 48,855   1.32%      15.89% to   14.54%
   2011.......................... 1.15% to 2.30%  4,512,491  13.69 to  9.56 52,198   1.11%       4.85% to    3.64%
   2010.......................... 1.15% to 2.30%  5,683,543  13.06 to  9.22 62,977   0.00%      11.50% to   10.21%
 AllianceBernstein International
   Value Portfolio -- Class B
   2014.......................... 1.45% to 2.55%  7,965,572  10.47 to  5.67 58,385   3.64%     (7.82)% to  (8.85)%
   2013.......................... 1.45% to 2.55%  6,950,495  11.36 to  6.22 57,250   5.35%      20.95% to   19.60%
   2012.......................... 1.45% to 2.55% 12,409,844   9.39 to  5.20 82,582   1.39%      12.53% to   11.28%
   2011.......................... 1.45% to 2.55% 10,820,026   8.34 to  4.67 66,148   3.98%    (20.60)% to (21.49)%
   2010.......................... 1.45% to 2.55% 10,331,067  10.51 to  5.95 81,554   2.85%       2.79% to    1.64%
 AllianceBernstein Large Cap
   Growth Portfolio -- Class B
   2014.......................... 1.45% to 2.30%  1,082,171  21.83 to 15.88 12,849   0.00%      12.19% to   11.22%
   2013.......................... 1.45% to 2.30%  1,245,160  19.46 to 14.28 13,135   0.00%      35.01% to   33.85%
   2012.......................... 1.45% to 2.30%  1,444,678  14.41 to 10.67 11,213   0.03%      14.44% to   13.45%
   2011.......................... 1.45% to 2.30%  1,651,187  12.53 to  9.36 11,456   0.09%     (5.15)% to  (5.96)%
   2010.......................... 1.45% to 2.30%  2,031,713  13.21 to  9.95 14,888   0.28%       8.24% to    7.31%
 AllianceBernstein Small Cap
   Growth Portfolio -- Class B
   2014.......................... 1.45% to 2.55%  2,301,358  17.07 to 15.66 37,496   0.00%     (3.50)% to  (4.57)%
   2013.......................... 1.45% to 1.95%  1,221,517  17.69 to 17.01 21,453   0.00%      43.23% to   42.50%
   2012.......................... 1.45% to 1.95%  1,088,005 '12.35 to 11.94 13,372   0.00%      13.06% to   12.49%
   2011.......................... 1.45% to 1.95%  1,584,521  10.92 to 10.61 17,205   0.00%       2.69% to    2.17%
   2010.......................... 1.45% to 2.30%  1,559,796  10.63 to 10.21 16,698   0.00%      34.61% to   33.45%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                    EXPENSE AS A                            NET   INVESTMENT
                                    % OF AVERAGE                           ASSETS   INCOME
                                   NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                   -------------- --------- -------------- ------ ---------- --------------------
American Century Variable
  Portfolios II, Inc.
 VP Inflation Protection Fund --
   Class II
   2014........................... 1.45% to 2.55% 5,713,250 12.57 to 11.36 68,266   1.29%       1.80% to    0.67%
   2013........................... 1.45% to 2.55% 6,474,068 12.34 to 11.28 76,251   1.64%     (9.81)% to (10.81)%
   2012........................... 1.45% to 2.55% 6,454,403 13.69 to 12.65 84,749   2.39%       5.83% to    4.64%
   2011........................... 1.45% to 2.55% 6,534,567 12.93 to 12.09 81,354   4.03%      10.13% to    8.90%
   2010........................... 1.45% to 2.55% 7,721,667 11.74 to 11.10 87,434   1.66%       3.57% to    2.42%
American Century Variable
  Portfolios, Inc.
 VP Income & Growth Fund --
   Class I
   2014........................... 1.45% to 2.05%     4,666 23.23 to 15.92     94   2.03%      10.87% to   10.20%
   2013........................... 1.45% to 2.05%     5,083 20.95 to 14.44     91   2.18%      33.85% to   33.04%
   2012........................... 1.45% to 2.05%     6,283 15.65 to 10.86     84   2.17%      13.08% to   12.39%
   2011........................... 1.45% to 2.05%     6,420 13.84 to  9.66     74   1.53%       1.62% to    1.00%
   2010........................... 1.45% to 2.05%     9,392 13.62 to  9.56    102   1.46%      12.49% to   11.81%
 VP International Fund -- Class I
   2014........................... 1.45% to 2.20%    55,397 21.22 to  9.50    822   1.66%     (6.88)% to  (7.59)%
   2013........................... 1.45% to 2.20%    58,233 22.79 to 10.28    953   1.79%      20.64% to   19.72%
   2012........................... 1.45% to 2.20%    76,676 18.89 to  8.59  1,032   0.86%      19.40% to   18.49%
   2011........................... 1.45% to 2.20%    91,147 15.82 to  7.25  1,031   1.38%    (13.32)% to (13.98)%
   2010........................... 1.45% to 2.20%    88,669 18.25 to  8.42  1,174   2.18%      11.65% to   10.80%
 VP Ultra(R) Fund -- Class I
   2014........................... 1.45% to 2.20%    19,944 21.10 to 15.50    338   0.10%       8.40% to    7.58%
   2013........................... 1.45% to 2.05%     3,640 19.47 to 15.12     58   0.55%      35.09% to   34.27%
   2012........................... 1.45% to 2.05%     4,504 14.41 to 11.26     54   0.00%      12.27% to   11.58%
   2011........................... 1.45% to 2.05%     5,004 12.84 to 10.09     54   0.00%     (0.40)% to  (1.00)%
   2010........................... 1.45% to 2.05%     5,168 12.89 to 10.19     56   0.55%      14.40% to   13.71%
 VP Value Fund -- Class I
   2014........................... 1.45% to 1.45%     3,674 24.54 to 24.54     90   1.51%      11.44% to   11.44%
   2013........................... 1.45% to 1.45%     4,342 22.02 to 22.02     96   1.64%      29.82% to   29.82%
   2012........................... 1.45% to 1.45%     5,226 16.96 to 16.96     89   1.91%      12.91% to   12.91%
   2011........................... 1.45% to 1.45%     6,844 15.02 to 15.02    103   2.01%     (0.45)% to  (0.45)%
   2010........................... 1.45% to 1.45%    14,013 15.09 to 15.09    211   2.23%      11.78% to   11.78%
BlackRock Variable Series Funds,
  Inc.
 BlackRock Basic Value V.I. Fund
   -- Class III Shares
   2014........................... 1.45% to 2.30%   776,107 18.47 to 16.26 13,134   1.14%       8.04% to    7.11%
   2013........................... 1.45% to 2.30%   869,233 17.10 to 15.18 13,501   1.15%      35.65% to   34.48%
   2012........................... 1.45% to 2.30%   997,274 12.60 to 11.29 11,530   1.41%      12.16% to   11.19%
   2011........................... 1.45% to 2.30% 1,185,080 11.24 to 10.15 12,240   1.56%     (4.19)% to  (5.01)%
   2010........................... 1.45% to 2.30% 1,177,535 11.73 to 10.69 12,848   1.47%      10.88% to    9.93%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                   EXPENSE AS A                             NET    INVESTMENT
                                   % OF AVERAGE                            ASSETS    INCOME
                                  NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 BlackRock Global Allocation
   V.I. Fund -- Class III Shares
   2014.......................... 1.45% to 2.55% 28,430,985 17.37 to 12.01 379,446   2.11%       0.45% to  (0.67)%
   2013.......................... 1.45% to 2.55% 31,980,142 17.29 to 12.09 426,795   1.01%      12.76% to   11.50%
   2012.......................... 1.45% to 2.55% 36,314,759 15.34 to 10.85 430,659   1.41%       8.37% to    7.16%
   2011.......................... 1.45% to 2.55% 40,363,773 14.15 to 10.12 445,130   2.18%     (5.03)% to  (6.09)%
   2010.......................... 1.45% to 2.55% 43,089,284 14.90 to 10.78 503,674   1.12%       8.17% to    6.96%
 BlackRock Large Cap Growth
   V.I. Fund -- Class III Shares
   2014.......................... 1.45% to 1.85%    230,781 18.46 to 17.67   4,215   0.35%      12.31% to   11.85%
   2013.......................... 1.45% to 1.85%    258,398 16.43 to 15.80   4,207   0.54%      31.64% to   31.11%
   2012.......................... 1.45% to 1.85%    260,797 12.48 to 12.05   3,231   1.14%      13.15% to   12.69%
   2011.......................... 1.45% to 1.85%    288,746 11.03 to 10.69   3,167   0.64%       0.84% to    0.44%
   2010.......................... 1.45% to 1.85%    311,276 10.94 to 10.65   3,386   0.45%      13.43% to   12.97%
 BlackRock Value Opportunities
   V.I. Fund -- Class III Shares
   2014.......................... 1.45% to 2.30%    376,551 19.17 to 15.39   6,964   0.12%       3.54% to    2.65%
   2013.......................... 1.45% to 2.30%    430,630 18.51 to 15.00   7,670   0.40%      40.02% to   38.82%
   2012.......................... 1.45% to 2.30%    805,941 13.22 to 10.80  10,385   0.38%      11.63% to   10.67%
   2011.......................... 1.45% to 2.30%    844,867 11.84 to  9.76   9,742   0.21%     (4.02)% to  (4.85)%
   2010.......................... 1.45% to 2.30%    897,173 12.34 to 10.26  10,786   0.64%      26.45% to   25.36%
Columbia Funds Variable
  Insurance Trust I
 Columbia Variable Portfolio --
    Marsico Growth Fund --
    Class 1
   2014.......................... 1.45% to 2.30%  1,184,789 24.09 to 16.26  24,492   0.21%       7.84% to    6.91%
   2013.......................... 1.45% to 2.30%  1,449,566 22.34 to 15.21  28,017   0.23%      33.68% to   32.52%
   2012.......................... 1.45% to 2.30%  1,789,726 16.71 to 11.47  25,951   0.68%      10.61% to    9.65%
   2011.......................... 1.45% to 2.30%  2,153,872 15.11 to 10.46  28,613   0.29%     (4.05)% to  (4.87)%
   2010.......................... 1.45% to 2.30%  2,739,466 15.75 to 11.00  38,736   0.12%      19.79% to   18.76%
 Columbia Variable Portfolio --
    Marsico International
   Opportunities Fund --
   Class 2
   2014.......................... 1.45% to 2.55%  3,474,708 21.33 to  8.58  44,082   0.03%     (6.47)% to  (7.51)%
   2013.......................... 1.45% to 2.55%  3,758,448 22.81 to  9.27  52,666   0.42%      18.65% to   17.33%
   2012.......................... 1.45% to 2.55%  4,431,272 19.22 to  7.90  53,257   0.93%      15.91% to   14.61%
   2011.......................... 1.45% to 2.55%  5,218,552 16.58 to  6.90  55,303   0.78%    (17.40)% to (18.32)%
   2010.......................... 1.45% to 2.55%  5,532,824 20.08 to  8.44  75,805   0.68%      12.08% to   10.83%
Deutsche Variable Series I
 Deutsche Capital Growth
   VIP -- Class B Shares
   2014.......................... 1.45% to 1.50%        519 14.72 to 14.69       8   0.33%      11.03% to   10.98%
   2013.......................... 1.45% to 1.50%        611 13.26 to 13.24       8   0.93%      32.25% to   32.18%
   2012.......................... 1.45% to 1.50%        610 10.03 to 10.02       6   0.56%      13.93% to   13.87%
   2011 (4)...................... 1.45% to 1.50%      1,126  8.80 to  8.80      10   0.00%    (17.29)% to (17.33)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                    EXPENSE AS A                            NET   INVESTMENT
                                    % OF AVERAGE                           ASSETS   INCOME
                                   NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                   -------------- --------- -------------- ------ ---------- --------------------
Deutsche Variable Series II
 Deutsche Large Cap Value VIP --
    Class B Shares
   2014........................... 1.45% to 2.05%     5,172 13.80 to 13.49     71   1.40%       8.76% to    8.09%
   2013........................... 1.45% to 2.05%     6,444 12.69 to 12.48     81   1.68%      28.65% to   27.87%
   2012........................... 1.45% to 2.05%     7,327  9.86 to  9.76     72   1.68%       7.85% to    7.19%
   2011 (4)....................... 1.45% to 2.05%     8,090  9.14 to  9.11     74   0.00%    (12.44)% to (12.97)%
 Deutsche Small Mid Cap Value
   VIP -- Class B Shares
   2014........................... 1.45% to 2.05%       906 32.31 to 17.32     24   0.49%       3.57% to    2.94%
   2013........................... 1.45% to 2.05%     1,571 31.20 to 16.83     44   0.95%      32.74% to   31.94%
   2012........................... 1.45% to 2.05%     2,355 23.50 to 12.75     51   0.80%      11.73% to   11.05%
   2011........................... 1.45% to 2.05%     4,312 21.04 to 11.49     86   0.61%     (7.69)% to  (8.25)%
   2010........................... 1.45% to 2.05%     5,084 22.79 to 12.52    111   0.80%      20.89% to   20.15%
Dreyfus
 Dreyfus Investment Portfolios
   MidCap Stock Portfolio --
    Initial Shares
   2014........................... 1.45% to 1.45%     4,021 27.41 to 27.41    110   0.98%      10.47% to   10.47%
   2013........................... 1.45% to 1.45%     4,241 24.81 to 24.81    105   1.38%      33.04% to   33.04%
   2012........................... 1.45% to 1.45%     4,457 18.65 to 18.65     83   0.50%      17.94% to   17.94%
   2011........................... 1.45% to 2.05%     5,636 15.81 to 10.44     87   0.54%     (1.06)% to  (1.66)%
   2010........................... 1.45% to 2.05%     6,928 15.98 to 10.62    103   0.96%      25.26% to   24.49%
 Dreyfus Variable Investment
   Fund -- Money Market
   Portfolio
   2014........................... 1.45% to 2.05%   120,942  9.83 to  9.37  1,174   0.00%     (1.46)% to  (2.06)%
   2013........................... 1.45% to 2.05%   100,946  9.98 to  9.57    986   0.00%     (1.45)% to  (2.05)%
   2012........................... 1.45% to 2.05%    68,739 10.12 to  9.77    688   0.00%     (1.45)% to  (2.06)%
   2011........................... 1.45% to 2.05%    72,669 10.27 to  9.98    737   0.01%     (1.44)% to  (2.04)%
   2010........................... 1.45% to 2.05%    60,971 10.42 to 10.18    632   0.01%     (1.44)% to  (2.04)%
 The Dreyfus Socially Responsible
   Growth Fund, Inc. -- Initial
   Shares
   2014........................... 1.45% to 2.20%   578,244 22.90 to 14.96  6,739   0.85%      11.81% to   10.96%
   2013........................... 1.50% to 1.70%   521,926  9.71 to  9.45  5,075   1.21%      32.33% to   32.06%
   2012........................... 1.50% to 2.05%   523,857  7.34 to 12.19  3,851   0.80%      10.29% to    9.67%
   2011........................... 1.45% to 2.05%   566,457 14.02 to 11.11  3,828   0.89%    (0.56)% to   (1.16)%
   2010........................... 1.50% to 2.05%   597,064  6.69 to 11.24  4,013   0.85%      13.09% to   12.46%
Eaton Vance Variable Trust
  VT Floating -- Rate Income Fund
   2014........................... 1.45% to 2.55% 5,609,211 13.04 to 10.75 68,095   3.14%    (0.89)% to   (1.99)%
   2013........................... 1.45% to 2.55% 6,465,984 13.16 to 10.97 79,695   3.48%       2.34% to    1.20%
   2012........................... 1.45% to 2.55% 5,310,021 12.86 to 10.84 64,390   4.17%       5.77% to    4.58%
   2011........................... 1.45% to 2.55% 2,297,228 12.15 to 10.36 27,501   4.22%      1.06% to   (0.06)%
   2010........................... 1.45% to 2.55% 2,710,733 12.03 to 10.37 32,192   4.17%      7.54% to     6.34%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                      EXPENSE AS A                            NET   INVESTMENT
                                      % OF AVERAGE                           ASSETS   INCOME
                                     NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                     -------------- --------- -------------- ------ ---------- --------------------
Federated Insurance Series
  Federated High Income Bond
  Fund II -- Primary Shares
   2014............................. 1.15% to 1.60%   622,420 33.32 to 19.29 15,876   6.35%        1.51% to   1.05%
   2013............................. 1.15% to 1.60%   804,043 32.83 to 19.09 20,139   7.42%        5.76% to   5.28%
   2012............................. 1.15% to 1.60%   987,669 31.04 to 18.13 23,746   7.75%       13.37% to  12.86%
   2011............................. 1.15% to 1.60% 1,082,614 27.38 to 16.06 22,866   8.97%        3.96% to   3.49%
   2010............................. 1.15% to 1.60% 1,297,630 26.34 to 15.52 26,334   8.25%       13.41% to  12.90%
 Federated High Income Bond
   Fund II -- Service Shares
   2014............................. 1.45% to 2.30% 1,313,299 20.33 to 15.80 26,542   5.87%        0.94% to   0.07%
   2013............................. 1.45% to 2.30% 1,545,902 20.14 to 15.79 31,011   7.24%        5.18% to   4.27%
   2012............................. 1.45% to 2.30% 2,091,309 19.15 to 15.14 39,974   7.59%       12.64% to  11.67%
   2011............................. 1.45% to 2.30% 2,063,018 17.00 to 13.56 34,906   8.96%        3.40% to   2.52%
   2010............................. 1.45% to 2.30% 2,419,205 16.44 to 13.23 39,664   7.87%       12.73% to  11.75%
 Federated Kaufmann Fund II --
   Service Shares
   2014............................. 1.45% to 2.40%   878,186 27.18 to 12.80 21,843   0.00%       7.85% to    6.81%
   2013............................. 1.45% to 2.40% 1,044,827 25.20 to 11.98 24,191   0.00%      37.65% to   36.33%
   2012............................. 1.45% to 2.40% 1,260,634 18.31 to  8.79 21,186   0.00%      15.31% to   14.20%
   2011............................. 1.45% to 2.55% 5,911,389 15.88 to  7.64 59,382   0.87%    (14.74)% to (15.69)%
   2010............................. 1.45% to 2.55% 5,947,890 18.62 to  9.06 72,506   0.00%      16.04% to   14.75%
 Federated Managed Tail Risk
   Fund II -- Primary Shares
   2014............................. 1.15% to 1.60%   622,189 12.39 to 12.12  7,599   1.82%    (2.11)% to   (2.55)%
   2013............................. 1.15% to 1.60%   720,576 12.66 to 12.44  9,018   1.03%      15.11% to   14.59%
   2012............................. 1.15% to 1.60%   855,844 10.99 to 10.86  9,332   0.56%       8.90% to    8.41%
   2011............................. 1.15% to 1.60% 1,004,660 10.10 to 10.01 10,089   0.74%     (6.38)% to    6.80%
   2010 (4)......................... 1.15% to 1.60% 1,194,955 10.78 to 10.74 12,856   0.00%       9.78% to    9.29%
 Federated Managed Volatility
   Fund II
   2014............................. 1.15% to 1.60%   422,368 28.04 to 13.68  8,657   3.26%       2.72% to    2.25%
   2013............................. 1.15% to 1.60%   468,497 27.30 to 13.38  9,574   2.90%      20.34% to   19.80%
   2012............................. 1.15% to 1.60%   512,990 22.69 to 11.17  8,752   2.92%      12.24% to   11.73%
   2011............................. 1.15% to 1.60%   540,001 20.21 to 10.00  8,295   3.93%       3.57% to    3.10%
   2010............................. 1.15% to 1.60%   588,797 19.52 to  9.70  8,732   6.28%      10.80% to   10.30%
Fidelity(R) Variable Insurance
  Products Fund
 VIP Asset Manager/SM/ Portfolio --
   Initial Class
   2014............................. 1.15% to 1.60% 1,328,926 49.05 to 15.81 56,246   1.45%       4.62% to    4.14%
   2013............................. 1.15% to 1.60% 1,504,410 46.89 to 15.18 60,584   1.54%      14.38% to   13.86%
   2012............................. 1.15% to 1.60% 1,717,147 40.99 to 13.33 60,115   1.49%      11.18% to   10.68%
   2011............................. 1.15% to 1.60% 1,999,658 36.87 to 12.05 61,909   1.86%     (3.68)% to  (4.11)%
   2010............................. 1.15% to 1.60% 2,414,469 38.28 to 12.56 74,847   1.66%      12.95% to   12.44%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                  EXPENSE AS A                             NET    INVESTMENT
                                  % OF AVERAGE                            ASSETS    INCOME
                                 NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)   TOTAL RETURN (3)
                                 -------------- ---------- -------------- ------- ---------- -------------------
 VIP Asset Manager/SM/
   Portfolio -- Service Class 2
   2014......................... 1.45% to 2.30%    720,857 15.88 to 14.30  10,985   1.18%      4.01% to    3.11%
   2013......................... 1.45% to 2.30%    852,739 15.27 to 13.87  12,521   1.30%     13.67% to   12.69%
   2012......................... 1.45% to 2.30%    991,187 13.44 to 12.31  12,836   1.23%     10.60% to    9.65%
   2011......................... 1.45% to 2.30%  1,243,753 12.15 to 11.22  14,615   1.60%    (4.22)% to  (5.05)%
   2010......................... 1.45% to 2.30%  1,538,516 12.68 to 11.82  18,958   1.40%     12.31% to   11.34%
 VIP Balanced Portfolio --
   Service Class 2
   2014......................... 1.45% to 2.55%  5,203,096 15.68 to 13.03  75,563   1.22%      8.42% to    7.21%
   2013......................... 1.45% to 2.55%  6,037,701 14.46 to 12.16  81,679   1.30%     17.55% to   16.24%
   2012......................... 1.45% to 2.55%  6,503,500 12.30 to 10.46  75,098   1.52%     13.15% to   11.89%
   2011......................... 1.45% to 2.55%  6,881,761 10.87 to  9.35  70,645   1.40%    (5.22)% to  (6.27)%
   2010......................... 1.45% to 2.55%  6,779,387 11.47 to  9.97  73,820   1.52%     16.05% to   14.76%
 VIP Contrafund(R) Portfolio --
   Initial Class
   2014......................... 1.15% to 1.60%  3,170,224 70.12 to 22.90 130,449   0.92%     10.66% to   10.16%
   2013......................... 1.15% to 1.60%  3,680,306 63.37 to 20.79 136,622   1.03%     29.78% to   29.19%
   2012......................... 1.15% to 1.60%  4,390,853 48.83 to 16.09 123,400   1.28%     15.07% to   14.55%
   2011......................... 1.15% to 1.60%  5,110,949 42.43 to 14.05 124,220   0.95%    (3.64)% to  (4.08)%
   2010......................... 1.15% to 1.60%  6,064,325 44.04 to 14.64 153,099   1.21%     15.87% to   15.35%
 VIP Contrafund(R) Portfolio --
   Service Class 2
   2014......................... 1.45% to 2.55% 14,917,759 27.77 to 13.72 254,029   0.67%     10.04% to    8.81%
   2013......................... 1.45% to 2.55% 18,704,173 25.24 to 12.61 290,517   0.79%     29.05% to   27.62%
   2012......................... 1.45% to 2.55% 22,275,144 19.56 to  9.88 267,620   1.09%     14.45% to   13.17%
   2011......................... 1.45% to 2.55%  8,717,847 17.09 to  8.73 115,951   0.74%    (4.19)% to  (5.26)%
   2010......................... 1.45% to 2.55%  9,949,015 17.84 to  9.21 139,185   0.98%     15.23% to   13.95%
 VIP Dynamic Capital
   Appreciation Portfolio --
   Service Class 2
   2014......................... 1.45% to 1.85%    121,092 25.59 to 19.59   3,019   0.23%      9.06% to    8.61%
   2013......................... 1.45% to 1.85%    121,851 23.46 to 18.04   2,704   0.11%     36.25% to   35.70%
   2012......................... 1.45% to 1.85%    127,184 17.22 to 13.29   2,111   0.41%     20.47% to   19.98%
   2011......................... 1.45% to 1.85%    149,191 14.29 to 11.08   2,038   0.00%    (4.17)% to  (4.56)%
   2010......................... 1.45% to 1.95%    181,993 14.92 to  9.41   2,572   0.22%     16.28% to   15.69%
 VIP Equity-Income Portfolio --
   Initial Class
   2014......................... 1.15% to 1.60%  2,273,456 83.06 to 16.70 102,554   2.71%      7.47% to    6.98%
   2013......................... 1.15% to 1.60%  2,651,068 77.29 to 15.61 111,500   2.43%     26.67% to   26.10%
   2012......................... 1.15% to 1.60%  3,054,947 61.01 to 12.38 100,588   3.01%     15.95% to   15.43%
   2011......................... 1.15% to 1.60%  3,627,740 52.62 to 10.72 100,854   2.38%    (0.19)% to  (0.64)%
   2010......................... 1.15% to 1.60%  4,305,594 52.72 to 10.79 119,423   1.75%     13.83% to   13.31%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                   EXPENSE AS A                             NET    INVESTMENT
                                   % OF AVERAGE                            ASSETS    INCOME
                                  NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)   TOTAL RETURN (3)
                                  -------------- ---------- -------------- ------- ---------- -------------------
 VIP Equity-Income Portfolio --
   Service Class 2
   2014.......................... 1.45% to 2.55%  8,323,101 21.31 to 10.91 125,027   2.40%      6.91% to    5.71%
   2013.......................... 1.45% to 2.55% 10,658,918 19.94 to 10.32 148,989   2.22%     25.97% to   24.57%
   2012.......................... 1.45% to 2.55% 12,250,530 15.83 to  8.29 135,616   2.88%     15.35% to   14.06%
   2011.......................... 1.45% to 2.55%  4,524,978 13.72 to  7.27  52,474   2.08%    (0.80)% to  (1.91)%
   2010.......................... 1.45% to 2.55%  5,873,275 13.83 to  7.41  68,868   1.53%     13.25% to   11.99%
 VIP Growth & Income
   Portfolio -- Initial Class
   2014.......................... 0.75% to 1.60%  1,161,410 18.37 to 15.65  25,427   1.69%      9.64% to    8.71%
   2013.......................... 0.75% to 1.60%  1,328,374 16.75 to 14.40  26,538   1.85%     32.56% to   31.43%
   2012.......................... 0.75% to 1.60%  1,548,381 12.64 to 10.96  23,113   2.13%     17.67% to   16.67%
   2011.......................... 0.75% to 1.60%  1,851,869 10.74 to  9.39  23,428   1.72%      0.85% to  (0.01)%
   2010.......................... 0.75% to 1.60%  2,095,446 10.65 to  9.39  26,763   0.69%     14.01% to   13.04%
 VIP Growth & Income
   Portfolio -- Service Class 2
   2014.......................... 1.45% to 1.95%  1,108,786 20.76 to 17.41  18,025   1.47%      8.63% to    8.08%
   2013.......................... 1.45% to 1.95%  1,294,015 19.11 to 16.11  19,438   1.64%     31.32% to   30.65%
   2012.......................... 1.45% to 2.20%  1,265,696 14.55 to 12.09  14,604   1.99%     16.53% to   15.64%
   2011.......................... 1.45% to 1.95%  1,371,950 12.49 to 10.63  13,548   1.47%    (0.11)% to  (0.61)%
   2010.......................... 1.45% to 2.20%  1,632,649 12.50 to 10.55  16,233   0.46%     12.89% to   12.03%
 VIP Growth Opportunities
   Portfolio -- Initial Class
   2014.......................... 0.75% to 1.60%    636,257 16.18 to 13.03  11,009   0.21%     11.36% to   10.41%
   2013.......................... 0.75% to 1.60%    757,951 14.53 to 11.81  11,844   0.30%     36.86% to   35.70%
   2012.......................... 0.75% to 1.60%    841,179 10.62 to  8.70   9,669   0.39%     18.71% to   17.70%
   2011.......................... 0.75% to 1.60%    893,331  8.94 to  7.39   8,842   0.16%      1.53% to    0.67%
   2010.......................... 0.75% to 1.60%    936,955  8.81 to  7.34   9,337   0.20%     22.81% to   21.76%
 VIP Growth Opportunities
   Portfolio -- Service Class 2
   2014.......................... 1.45% to 2.55%  1,637,927 16.05 to 15.53  26,079   0.01%     10.32% to    9.09%
   2013.......................... 1.45% to 2.55%  2,116,562 14.54 to 14.23  30,629   0.05%     35.55% to   34.03%
   2012 (4)...................... 1.45% to 2.55%  2,734,942 10.73 to 10.62  29,273   0.16%      7.88% to    6.68%
 VIP Growth Portfolio -- Initial
   Class
   2014.......................... 1.15% to 1.60%  1,653,644 91.95 to 14.36  65,296   0.18%     10.02% to    9.52%
   2013.......................... 1.15% to 1.60%  1,949,834 83.58 to 13.12  69,536   0.28%     34.77% to   34.16%
   2012.......................... 1.15% to 1.60%  2,281,334 62.02 to  9.78  59,904   0.57%     13.36% to   12.85%
   2011.......................... 1.15% to 1.60%  2,679,282 54.71 to  8.66  61,236   0.35%    (0.95)% to  (1.39)%
   2010.......................... 1.15% to 1.60%  3,132,022 55.23 to  8.78  71,983   0.27%     22.75% to   22.19%
 VIP Growth Portfolio -- Service
   Class 2
   2014.......................... 1.45% to 2.30%  1,784,045 22.46 to 16.60  24,952   0.00%      9.40% to    8.46%
   2013.......................... 1.45% to 2.30%  1,972,296 20.53 to 15.31  25,263   0.05%     34.03% to   32.87%
   2012.......................... 1.45% to 2.30%  1,947,729 15.32 to 11.52  17,689   0.32%     12.74% to   11.77%
   2011.......................... 1.45% to 2.30%  2,567,808 13.58 to 10.31  19,928   0.13%    (1.48)% to  (2.33)%
   2010.......................... 1.45% to 2.30%  2,923,278 13.79 to 10.55  23,680   0.03%     22.07% to   21.02%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                    EXPENSE AS A                             NET    INVESTMENT
                                    % OF AVERAGE                            ASSETS    INCOME
                                   NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                   -------------- ---------- -------------- ------- ---------- --------------------
 VIP Growth Stock Portfolio --
   Service Class 2
   2014........................... 1.45% to 2.55%  2,319,954 15.99 to 15.47  36,787   0.49%      10.70% to    9.47%
   2013........................... 1.45% to 2.55%  2,824,463 14.44 to 14.13  40,570   0.27%      32.66% to   31.18%
   2012 (4)....................... 1.45% to 2.55%  3,574,522 10.89 to 10.77  38,808   0.63%       9.57% to    8.35%
 VIP Investment Grade Bond
   Portfolio -- Service Class 2
   2014........................... 1.45% to 2.55%  7,898,918 12.80 to 11.74  98,977   1.79%       4.09% to    2.92%
   2013........................... 1.45% to 2.55%  9,956,962 12.29 to 11.41 120,149   2.01%     (3.49)% to  (4.57)%
   2012........................... 1.45% to 2.55% 11,363,659 12.74 to 11.95 142,492   2.20%       4.07% to    2.90%
   2011........................... 1.45% to 2.55%  1,333,152 12.24 to 11.62  16,221   3.45%       5.49% to    4.31%
   2010........................... 1.45% to 2.55%  1,168,158 11.60 to 11.14  13,488   3.22%       5.99% to    4.81%
 VIP Mid Cap Portfolio -- Initial
   Class
   2014........................... 0.75% to 0.75%        654 37.58 to 37.58      25   0.25%       5.49% to    5.49%
   2013........................... 0.75% to 0.75%        835 35.63 to 35.63      30   0.47%      35.21% to   35.21%
   2012........................... 0.75% to 0.75%      1,029 26.35 to 26.35      27   0.64%      13.97% to   13.97%
   2011........................... 0.75% to 0.75%      1,514 23.12 to 23.12      35   0.26%    (11.28)% to (11.28)%
   2010........................... 0.75% to 0.75%      1,503 26.06 to 26.06      39   0.38%      27.87% to   27.87%
 VIP Mid Cap Portfolio --
    Service Class 2
   2014........................... 1.15% to 2.55%  8,185,089 37.42 to 14.05 178,781   0.02%       4.81% to    3.33%
   2013........................... 1.15% to 2.55%  8,705,874 35.71 to 13.60 189,779   0.26%      34.31% to   32.41%
   2012........................... 1.15% to 2.55% 10,619,523 26.59 to 10.27 170,431   0.39%      13.24% to   11.63%
   2011........................... 1.15% to 2.55%  4,889,281 23.48 to  9.20  97,950   0.02%    (11.88)% to (13.12)%
   2010........................... 1.15% to 2.55%  6,200,645 26.64 to 10.59 142,397   0.12%      27.09% to   25.30%
 VIP Overseas Portfolio --
    Initial Class
   2014........................... 0.75% to 1.60%    858,699 13.00 to 13.53  20,923   1.26%     (8.77)% to  (9.55)%
   2013........................... 0.75% to 1.60%    980,163 14.25 to 14.96  26,593   1.36%      29.46% to   28.36%
   2012........................... 0.75% to 1.60%  1,100,757 11.01 to 11.65  23,478   1.92%      19.83% to   18.81%
   2011........................... 0.75% to 1.60%  1,234,488  9.19 to  9.81  22,127   1.31%    (17.78)% to (18.49)%
   2010........................... 0.75% to 1.60%  1,464,943 11.17 to 12.03  32,074   1.36%      12.27% to   11.31%
 VIP Value Strategies
   Portfolio -- Service Class 2
   2014........................... 1.45% to 2.20%    432,519 18.92 to 18.06   8,129   0.68%       4.97% to    4.17%
   2013........................... 1.45% to 2.20%    698,052 18.02 to 17.34  12,418   0.81%      28.30% to   27.32%
   2012........................... 1.45% to 2.20%    326,129 14.05 to 13.62   4,494   0.44%      25.22% to   24.26%
   2011........................... 1.45% to 2.10%    278,601 11.22 to 10.66   3,058   0.70%    (10.35)% to (10.94)%
   2010........................... 1.45% to 2.20%    371,208 12.52 to 12.32   4,563   0.24%      24.51% to   23.56%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                 EXPENSE AS A                             NET    INVESTMENT
                                 % OF AVERAGE                            ASSETS    INCOME
                                NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
Franklin Templeton Variable
  Insurance Products Trust
 Franklin Founding Funds
   Allocation VIP Fund --
   Class 2 Shares
   2014........................ 1.45% to 2.55%  8,534,379 11.92 to 10.98  97,685    2.81%      1.36% to    0.23%
   2013........................ 1.45% to 2.55%  9,901,884 11.76 to 10.95 112,297   11.82%     21.98% to   20.62%
   2012........................ 1.45% to 2.55% 11,368,166  9.64 to  9.08 106,153    2.81%     13.66% to   12.39%
   2011........................ 1.45% to 2.55% 12,885,675  8.48 to  8.08 106,353    0.02%    (2.97)% to  (4.05)%
   2010........................ 1.45% to 2.55% 14,297,304  8.74 to  8.42 122,162    2.04%      8.66% to    7.44%
 Franklin Income VIP Fund --
    Class 2 Shares
   2014........................ 1.45% to 2.55% 30,814,546 16.54 to 11.87 443,304    4.98%      3.10% to    1.95%
   2013........................ 1.45% to 2.55% 36,458,803 16.04 to 11.64 511,869    6.39%     12.29% to   11.04%
   2012........................ 1.45% to 2.55% 42,955,777 14.29 to 10.49 540,761    6.45%     11.02% to    9.77%
   2011........................ 1.45% to 2.55% 50,630,331 12.87 to  9.55 578,783    5.75%      0.90% to  (0.22)%
   2010........................ 1.45% to 2.55% 59,506,030 12.75 to  9.57 679,174    6.66%     11.04% to    9.80%
 Franklin Large Cap Growth VIP
   Fund -- Class 2 Shares
   2014........................ 1.45% to 2.05%     13,687 19.97 to 15.35     266    1.08%     10.83% to   10.16%
   2013........................ 1.45% to 2.05%     16,596 18.02 to 13.94     291    1.04%     26.77% to   26.00%
   2012........................ 1.45% to 2.05%     23,883 14.21 to 11.06     332    0.84%     10.74% to   10.06%
   2011........................ 1.45% to 2.05%     27,495 12.83 to 10.05     346    0.65%    (2.93)% to  (3.52)%
   2010........................ 1.45% to 2.05%     30,856 13.22 to 10.42     396    0.83%      9.97% to    9.30%
 Franklin Mutual Shares VIP
   Fund -- Class 2 Shares
   2014........................ 1.45% to 2.40%  1,178,337 21.32 to 11.06  19,991    1.95%     5.57% to     4.55%
   2013........................ 1.45% to 2.40%  1,347,948 20.19 to 10.58  21,576    2.05%     26.40% to   25.18%
   2012........................ 1.45% to 2.40%  1,581,716 15.97 to  8.45  19,988    1.84%     12.58% to   11.50%
   2011........................ 1.45% to 2.55%  6,183,615 14.19 to  7.53  59,135    2.37%    (2.47)% to  (3.56)%
   2010........................ 1.45% to 2.55%  6,805,503 14.55 to  7.80  67,378    1.41%      9.58% to    8.36%
 Templeton Foreign VIP Fund --
    Class 1 Shares
   2014........................ 1.15% to 1.60%    626,738 14.76 to 14.10   8,978    2.13%   (11.91)% to (12.31)%
   2013........................ 1.15% to 1.60%    704,377 16.76 to 16.08  11,488    2.53%     21.86% to   21.31%
   2012........................ 0.75% to 1.60%    745,396 14.20 to 13.26   9,998    3.24%     17.70% to   16.70%
   2011........................ 1.15% to 1.60%    817,020 11.73 to 11.36   9,374    1.95%   (11.47)% to (11.87)%
   2010........................ 0.75% to 1.60%    967,215 13.58 to 12.89  12,580    2.09%      7.86% to    6.94%
 Templeton Foreign VIP Fund --
    Class 2 Shares
   2014........................ 1.45% to 2.20%     95,930 20.92 to  9.31   1,342    1.82%   (12.42)% to (13.09)%
   2013........................ 1.45% to 2.20%     94,061 23.89 to 10.71   1,541    2.41%     21.19% to   20.27%
   2012........................ 1.45% to 2.20%    126,214 19.71 to  8.90   1,688    3.17%     16.51% to   15.63%
   2011........................ 1.45% to 2.20%    103,850 16.92 to  7.70   1,285    1.67%   (11.93)% to (12.60)%
   2010........................ 1.45% to 2.20%    105,029 19.21 to  8.81   1,516    1.82%      6.84% to    6.02%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                     EXPENSE AS A                            NET   INVESTMENT
                                     % OF AVERAGE                           ASSETS   INCOME
                                    NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)   TOTAL RETURN (3)
                                    -------------- --------- -------------- ------ ---------- -------------------
 Templeton Global Bond VIP
   Fund -- Class 1 Shares
   2014............................ 1.15% to 1.40%   515,215 19.11 to 18.63  9,653   5.13%      0.95% to    0.69%
   2013............................ 1.15% to 1.40%   577,510 18.93 to 18.51 10,735   4.87%      0.72% to    0.46%
   2012............................ 1.15% to 1.40%   668,902 18.80 to 18.42 12,374   6.57%     13.98% to   13.69%
   2011............................ 1.15% to 1.40%   748,067 16.49 to 16.20 12,165   5.58%    (1.75)% to  (1.99)%
   2010............................ 1.15% to 1.40%   758,389 16.78 to 16.53 12,576   1.62%     13.39% to   13.11%
 Templeton Growth VIP Fund --
    Class 2 Shares
   2014............................ 1.45% to 2.20% 1,058,142 11.70 to 10.95 11,802   1.28%    (4.22)% to  (4.95)%
   2013............................ 1.45% to 2.20% 1,475,205 12.22 to 11.52 17,368   2.41%     28.92% to   27.94%
   2012............................ 1.45% to 2.20% 1,436,617  9.48 to  9.01 13,084   2.07%     19.31% to   18.40%
   2011............................ 1.45% to 2.20% 1,512,777  7.94 to  7.61 11,548   1.34%    (8.32)% to  (9.02)%
   2010............................ 1.45% to 2.30% 1,659,655  8.67 to  8.32 13,883   1.31%      5.84% to    4.93%
GE Investments Funds, Inc.
 Core Value Equity Fund -- Class 1
   Shares
   2014............................ 1.45% to 1.95%   827,195 23.23 to 17.82 14,781   0.82%      9.89% to    9.33%
   2013............................ 1.45% to 2.10%   960,160 21.14 to 16.27 15,643   0.89%     31.15% to   30.29%
   2012............................ 1.45% to 2.10% 1,079,397 16.12 to 12.48 13,554   1.14%     11.76% to   11.03%
   2011............................ 1.45% to 2.10% 1,273,957 14.42 to 11.24 14,328   0.81%    (3.02)% to  (3.66)%
   2010............................ 1.45% to 2.10% 1,504,763 14.87 to 11.67 17,447   1.33%      9.96% to    9.23%
 Income Fund -- Class 1 Shares
   2014............................ 0.75% to 2.35% 1,953,175 17.37 to 11.58 28,535   2.17%      4.33% to    2.65%
   2013............................ 0.75% to 2.35% 2,178,712 16.65 to 11.28 30,652   2.40%    (2.08)% to  (3.66)%
   2012............................ 0.75% to 2.35% 2,605,073 17.00 to 11.71 38,054   2.11%      4.90% to    3.20%
   2011............................ 0.75% to 2.35% 3,247,690 16.21 to 11.35 45,800   4.07%      6.40% to    4.69%
   2010............................ 0.75% to 2.35% 3,707,548 15.23 to 10.84 49,438   3.08%      6.76% to    5.04%
 Premier Growth Equity Fund --
    Class 1 Shares
   2014............................ 0.75% to 2.10% 1,840,075 18.44 to 17.71 33,758   0.47%     13.20% to   11.66%
   2013............................ 0.75% to 2.10% 2,124,592 16.29 to 15.86 34,859   0.54%     33.87% to   32.05%
   2012............................ 0.75% to 2.10% 2,489,095 12.17 to 12.01 30,758   0.83%     19.97% to   18.34%
   2011............................ 0.75% to 2.10% 3,236,743 10.14 to 10.15 33,683   0.19%    (0.28)% to  (1.63)%
   2010............................ 0.75% to 2.10% 3,817,618 10.17 to 10.32 40,199   0.23%     10.77% to    9.26%
 Real Estate Securities Fund --
   Class 1 Shares
   2014............................ 0.75% to 2.55% 2,413,755 47.22 to 13.17 73,692   1.64%     30.91% to   28.54%
   2013............................ 0.75% to 2.55% 4,052,098 36.07 to 10.24 82,755   1.57%      1.83% to  (0.02)%
   2012............................ 0.75% to 2.55% 2,397,627 35.42 to 10.25 64,381   1.84%     15.91% to   13.81%
   2011............................ 0.75% to 2.55% 2,683,707  30.56 to 9.00 63,442   1.24%      9.03% to    7.06%
   2010............................ 0.75% to 2.55% 3,101,450  28.03 to 8.41 66,608   1.75%     27.98% to   25.66%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                 EXPENSE AS A                                        INVESTMENT
                                 % OF AVERAGE                             NET ASSETS   INCOME
                                NET ASSETS (1)    UNITS      UNIT VALUE      000S    RATIO (2)   TOTAL RETURN (3)
                                -------------- ----------- -------------- ---------- ---------- -------------------
 S&P 500(R) Index Fund
   2014........................ 0.75% to 2.35%   7,374,743 16.15 to 15.01   165,498    1.60%     12.43% to   10.62%
   2013........................ 0.75% to 2.55%   8,409,723 14.37 to 11.85   169,583    1.73%     30.98% to   28.61%
   2012........................ 0.75% to 2.55%   9,702,710 10.97 to  9.22   150,686    1.91%     14.83% to   12.74%
   2011........................ 0.75% to 2.55%  10,777,158  9.55 to  8.18   148,251    1.73%      0.94% to  (0.88)%
   2010........................ 0.75% to 2.55%  13,356,583  9.46 to  8.25   181,301    1.76%     13.98% to   11.91%
 Small-Cap Equity Fund --
   Class 1 Shares
   2014........................ 1.15% to 2.30%   1,402,842 28.93 to 17.03    37,546    0.00%      2.58% to    1.38%
   2013........................ 1.15% to 2.30%   1,675,499 28.20 to 16.80    43,824    0.00%     35.31% to   33.74%
   2012........................ 1.15% to 2.30%   1,896,838 20.84 to 12.56    36,787    0.01%     13.25% to   11.93%
   2011........................ 1.15% to 2.30%   2,406,365 18.40 to 11.22    41,381    0.00%      1.95% to    0.76%
   2010........................ 1.15% to 2.30%   2,926,019 18.05 to 11.14    49,614    0.17%     26.01% to   24.54%
 Total Return Fund -- Class 1
   Shares
   2014........................ 0.75% to 2.30%  58,415,695 17.21 to 13.25   922,904    1.64%      4.53% to    2.90%
   2013........................ 0.75% to 2.30%  67,335,272 16.46 to 12.88 1,025,906    1.48%     14.07% to   12.29%
   2012........................ 0.75% to 2.30%  73,850,035 14.43 to 11.47   994,987    1.54%     11.70% to    9.96%
   2011........................ 0.75% to 2.30%  81,217,505 12.92 to 10.43   985,186    1.68%    (3.57)% to  (5.08)%
   2010........................ 0.75% to 2.30%  89,029,365 13.40 to 10.99 1,128,019    1.39%      8.82% to    7.12%
 Total Return Fund -- Class 3
   Shares
   2014........................ 1.45% to 2.55%  75,427,525 12.86 to 10.62   883,287    1.40%      3.55% to    2.39%
   2013........................ 1.45% to 2.55%  87,086,756 12.42 to 10.37   988,824    1.22%     12.98% to   11.72%
   2012........................ 1.45% to 2.55%  98,775,639 11.00 to  9.28   997,523    1.29%     10.62% to    9.38%
   2011........................ 1.45% to 2.55% 110,528,192  9.94 to  8.48 1,014,142    1.45%    (4.50)% to  (5.56)%
   2010........................ 1.45% to 2.55% 120,773,570 10.41 to  8.98 1,166,699    1.17%      7.78% to    6.58%
 U.S. Equity Fund -- Class 1
   Shares
   2014........................ 0.75% to 1.85%   1,698,913 17.87 to 17.41    30,273    0.92%     11.93% to   10.69%
   2013........................ 0.75% to 1.85%   1,844,437 15.97 to 15.73    29,293    0.95%     32.91% to   31.44%
   2012........................ 0.75% to 1.85%   2,146,107 12.02 to 11.97    25,799    1.22%     14.93% to   13.65%
   2011........................ 0.75% to 1.85%   2,531,170 10.45 to 10.53    26,806    0.71%    (3.64)% to  (4.70)%
   2010........................ 0.75% to 1.85%   3,017,807 10.85 to 11.05    33,498    0.96%      9.44% to    8.22%
Goldman Sachs Variable
  Insurance Trust
 Goldman Sachs Large Cap
   Value Fund -- Institutional
   Shares
   2014........................ 1.15% to 1.60%     631,084 16.31 to 15.73    10,331    1.32%     11.64% to   11.13%
   2013........................ 1.15% to 1.60%     772,229 14.61 to 14.15    11,349    1.19%     31.70% to   31.11%
   2012........................ 1.15% to 1.60%     838,830 11.09 to 10.79     9,408    1.32%     17.75% to   17.22%
   2011........................ 1.15% to 1.60%   1,018,930  9.42 to  9.21     9,728    1.14%    (8.12)% to  (8.53)%
   2010........................ 1.15% to 1.60%   1,197,528 10.25 to 10.07    12,515    0.75%      9.92% to    9.42%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                    EXPENSE AS A                             NET    INVESTMENT
                                    % OF AVERAGE                            ASSETS    INCOME
                                   NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)   TOTAL RETURN (3)
                                   -------------- ---------- -------------- ------- ---------- -------------------
 Goldman Sachs Mid Cap Value
   Fund
   2014........................... 1.15% to 2.30%  1,835,320 37.85 to 17.70  59,983   0.99%     12.26% to   10.96%
   2013........................... 1.15% to 2.30%  1,995,853 33.72 to 15.95  60,621   0.81%     31.37% to   29.84%
   2012........................... 1.15% to 2.30%  2,244,886 25.67 to 12.29  53,736   1.12%     17.10% to   15.74%
   2011........................... 1.15% to 2.30%  2,611,778 21.92 to 10.62  53,592   0.71%    (7.45)% to  (8.53)%
   2010........................... 1.15% to 2.30%  3,088,859 23.68 to 11.61  69,078   0.66%     23.56% to   22.13%
 Goldman Sachs Money Market
   Fund -- Service Shares
   2014........................... 0.75% to 2.55% 16,425,706  9.82 to  9.40 158,168   0.01%    (0.74)% to  (2.54)%
   2013........................... 0.75% to 2.55% 17,668,537  9.90 to  9.64 172,860   0.01%    (0.74)% to  (2.54)%
   2012(4)........................ 0.75% to 2.55% 20,290,027  9.97 to  9.89 201,609   0.00%    (0.74)% to  (2.53)%
JPMorgan Insurance Trust
 JPMorgan Insurance Trust Core
   Bond Portfolio -- Class 1
   2014........................... 1.45% to 2.20%    233,274 14.02 to 12.48   3,179   3.84%      3.40% to    2.61%
   2013........................... 1.45% to 2.20%    267,217 13.56 to 12.16   3,539   4.79%    (2.90)% to  (3.64)%
   2012........................... 1.45% to 2.20%    332,979 13.96 to 12.62   4,553   4.76%      3.80% to    3.01%
   2011........................... 1.45% to 2.20%    399,516 13.45 to 12.25   5,280   5.58%      5.90% to    5.10%
   2010........................... 1.45% to 2.20%    452,511 12.70 to 11.65   5,666   4.11%      7.65% to    6.83%
 JPMorgan Insurance Trust
   Intrepid Mid Cap Portfolio --
   Class 1
   2014........................... 1.45% to 2.20%     26,243 17.38 to 14.66     439   0.64%     14.18% to   13.31%
   2013........................... 1.45% to 2.20%     31,578 15.23 to 12.94     465   1.11%     38.55% to   37.50%
   2012........................... 1.45% to 2.20%     47,610 10.99 to  9.41     507   0.81%     14.44% to   13.57%
   2011........................... 1.45% to 2.20%     58,290  9.60 to  8.29     545   0.81%    (2.95)% to  (3.69)%
   2010........................... 1.45% to 2.20%     59,378  9.89 to  8.60     575   1.32%     17.79% to   16.90%
 JPMorgan Insurance Trust Mid
   Cap Value Portfolio -- Class 1
   2014........................... 1.45% to 2.05%      3,942 27.71 to 26.76     108   0.78%     13.44% to   12.75%
   2013........................... 1.45% to 2.05%      4,772 24.42 to 23.73     115   1.06%     30.38% to   29.59%
   2012........................... 1.45% to 2.05%      5,607 18.73 to 18.31     104   1.07%     18.63% to   17.90%
   2011........................... 1.45% to 2.05%      7,510 15.79 to 15.53     118   1.46%      0.68% to    0.07%
   2010........................... 1.45% to 2.05%      9,981 15.68 to 15.52     156   1.18%     21.67% to   20.93%
 JPMorgan Insurance Trust Small
   Cap Core Portfolio -- Class 1
   2014........................... 1.45% to 1.45%        292 27.16 to 27.16       8   0.11%      8.01% to    8.01%
   2013........................... 1.45% to 1.45%      1,851 25.15 to 25.15      47   0.69%     40.23% to   40.23%
   2012........................... 1.45% to 1.45%      2,639 17.93 to 17.93      47   0.25%     17.99% to   17.99%
   2011........................... 1.45% to 1.45%      1,671 15.20 to 15.20      25   0.13%    (6.15)% to  (6.15)%
   2010........................... 1.45% to 1.45%      1,863 16.19 to 16.19      30   0.00%     25.28% to   25.28%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                   EXPENSE AS A                             NET    INVESTMENT
                                   % OF AVERAGE                            ASSETS    INCOME
                                  NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)   TOTAL RETURN (3)
                                  -------------- ---------- -------------- ------- ---------- -------------------
 JPMorgan Insurance Trust U.S.
   Equity Portfolio -- Class 1
   2014.......................... 1.45% to 2.20%     70,097 19.19 to 15.46   1,294   0.94%      12.25% to  11.40%
   2013.......................... 1.45% to 2.20%     83,693 17.09 to 13.88   1,382   1.33%      34.24% to  33.22%
   2012.......................... 1.45% to 2.20%    121,740 12.73 to 10.42   1,501   1.48%      15.94% to  15.05%
   2011.......................... 1.45% to 2.20%    201,928 10.98 to  9.05   2,161   1.13%    (3.29)% to  (4.02)%
   2010.......................... 1.45% to 2.20%    198,265 11.36 to  9.43   2,201   0.93%      11.93% to  11.08%
Janus Aspen Series
  Balanced Portfolio --
  Institutional Shares
   2014.......................... 1.15% to 1.60%  2,693,920 50.76 to 21.90  93,337   1.73%       7.26% to   6.78%
   2013.......................... 1.15% to 1.60%  3,140,078 47.32 to 20.51 100,092   1.52%      18.77% to  18.24%
   2012.......................... 1.15% to 1.60%  3,628,099 39.84 to 17.35  97,256   2.77%      12.31% to  11.80%
   2011.......................... 1.15% to 1.60%  4,272,526 35.48 to 15.52 101,967   2.39%       0.47% to   0.02%
   2010.......................... 1.15% to 1.60%  5,017,078 35.31 to 15.51 118,984   2.76%       7.14% to   6.66%
 Balanced Portfolio -- Service
   Shares
   2014.......................... 1.45% to 2.55%  7,502,341 22.43 to 14.60 132,960   1.50%       6.67% to   5.48%
   2013.......................... 1.45% to 2.55%  8,424,542 21.03 to 13.84 139,847   1.33%      18.07% to  16.75%
   2012.......................... 1.45% to 2.55%  9,214,179 17.81 to 11.86 129,506   2.48%      11.73% to  10.48%
   2011.......................... 1.45% to 2.55% 10,546,753 15.94 to 10.73 133,861   2.12%    (0.11)% to  (1.22)%
   2010.......................... 1.45% to 2.55% 12,439,882 15.96 to 10.86 159,866   2.50%       6.55% to   5.36%
 Enterprise Portfolio --
   Institutional Shares
   2014.......................... 1.15% to 1.60%  1,377,241 67.23 to 18.95  51,555   0.16%      11.23% to  10.73%
   2013.......................... 1.15% to 1.60%  1,610,634 60.44 to 17.11  53,909   0.50%      30.86% to  30.27%
   2012.......................... 1.15% to 1.60%  1,947,561 46.19 to 13.14  49,303   0.00%      15.94% to  15.41%
   2011.......................... 1.15% to 1.60%  2,230,940 39.84 to 11.38  49,328   0.00%    (2.55)% to  (2.99)%
   2010.......................... 1.15% to 1.60%  2,737,583 40.89 to 11.73  60,955   0.07%      24.40% to  23.84%
 Enterprise Portfolio -- Service
   Shares
   2014.......................... 1.50% to 1.70%    434,592 10.18 to  9.88   4,893   0.03%      10.56% to  10.33%
   2013.......................... 1.50% to 1.70%    484,698  9.21 to  8.96   4,979   0.37%      30.06% to  29.80%
   2012.......................... 1.50% to 1.70%    552,725  7.08 to  6.90   4,412   0.00%      15.23% to  14.99%
   2011.......................... 1.50% to 1.70%    733,829  6.14 to  6.00   5,082   0.00%    (3.12)% to  (3.32)%
   2010.......................... 1.50% to 1.70%    936,942  6.34 to  6.21   6,789   0.00%      23.64% to  23.39%
 Flexible Bond Portfolio --
   Institutional Shares
   2014.......................... 0.75% to 1.60%    755,890 22.04 to 19.45  18,247   3.56%       4.15% to   3.26%
   2013.......................... 0.75% to 1.60%    707,216 21.16 to 18.84  16,338   2.36%    (0.88)% to  (1.73)%
   2012.......................... 0.75% to 1.60%    918,120 21.35 to 19.17  21,722   3.43%       7.52% to   6.60%
   2011.......................... 0.75% to 1.60%  1,004,124 19.85 to 17.98  22,217   3.73%       5.95% to   5.04%
   2010.......................... 0.75% to 1.60%  1,179,594 18.74 to 17.12  24,777   3.79%       7.16% to   6.25%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                     EXPENSE AS A                            NET   INVESTMENT
                                     % OF AVERAGE                           ASSETS   INCOME
                                    NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
 Forty Portfolio -- Institutional
   Shares
   2014............................ 0.75% to 1.60% 1,281,669 17.73 to 19.49 38,853   0.16%       7.92% to    7.00%
   2013............................ 0.75% to 1.60% 1,538,511 16.43 to 18.21 43,191   0.71%      30.24% to   29.13%
   2012............................ 0.75% to 1.60% 1,936,175 12.61 to 14.10 41,380   0.69%      23.23% to   22.17%
   2011............................ 0.75% to 1.60% 2,269,593 10.24 to 11.54 39,819   0.37%     (7.39)% to  (8.18)%
   2010............................ 0.75% to 1.60% 2,758,731 11.05 to 12.57 53,004   0.34%       5.95% to    5.05%
 Forty Portfolio -- Service Shares
   2014............................ 1.45% to 2.55% 3,088,721 27.84 to 14.85 47,635   0.03%       6.89% to    5.70%
   2013............................ 1.45% to 2.55% 3,689,245 26.05 to 14.05 54,290   0.58%      28.99% to   27.55%
   2012............................ 1.45% to 2.55% 4,586,883 20.19 to 11.01 52,690   0.56%      22.06% to   20.69%
   2011............................ 1.45% to 2.55% 4,630,163 16.54 to  9.12 44,050   0.25%     (8.29)% to  (9.31)%
   2010............................ 1.45% to 2.55% 5,164,331 18.04 to 10.06 54,511   0.19%       4.94% to    3.77%
 Global Research Portfolio --
   Institutional Shares
   2014............................ 1.15% to 1.60% 1,923,354 44.07 to 12.88 52,706   1.07%       6.21% to    5.73%
   2013............................ 1.15% to 1.60% 2,228,261 41.50 to 12.18 57,625   1.20%      26.95% to   26.38%
   2012............................ 1.15% to 1.60% 2,560,336 32.69 to  9.64 51,867   0.85%      18.69% to   18.16%
   2011............................ 1.15% to 1.60% 2,980,577 27.54 to  8.16 51,192   0.57%    (14.73)% to (15.12)%
   2010............................ 1.15% to 1.60% 3,542,088 32.30 to  9.61 70,639   0.61%      14.50% to   13.99%
 Global Research Portfolio --
   Service Shares
   2014............................ 1.50% to 1.70%   530,936  8.30 to  8.06  4,619   0.96%       5.57% to    5.36%
   2013............................ 1.50% to 1.70%   614,562  7.87 to  7.65  5,064   1.08%      26.16% to   25.90%
   2012............................ 1.50% to 1.70%   697,274  6.23 to  6.08  4,576   0.74%      18.06% to   17.82%
   2011............................ 1.50% to 1.70%   891,449  5.28 to  5.16  4,956   0.47%    (15.28)% to (15.45)%
   2010............................ 1.50% to 1.70% 1,036,356  6.23 to  6.10  6,800   0.48%      13.79% to   13.56%
 Global Technology Portfolio --
   Service Shares
   2014............................ 1.15% to 1.70%   827,786  8.15 to  7.36  6,404   0.00%       8.09% to    7.49%
   2013............................ 1.15% to 1.70%   935,906  7.54 to  6.85  6,721   0.00%      33.83% to   33.09%
   2012............................ 1.15% to 1.70% 1,075,593  5.64 to  5.14  5,799   0.00%      17.77% to   17.12%
   2011............................ 1.15% to 1.70% 1,319,545  4.79 to  4.39  6,061   0.00%     (9.71)% to (10.21)%
   2010............................ 1.15% to 1.70% 1,601,174  5.30 to  4.89  8,156   0.00%      22.97% to   22.28%
 Janus Portfolio -- Institutional
   Shares
   2014............................ 1.15% to 1.60% 2,075,652 41.61 to 13.59 51,729   0.36%      11.69% to   11.19%
   2013............................ 1.15% to 1.60% 2,431,560 37.26 to 12.22 54,219   0.78%      28.84% to   28.26%
   2012............................ 1.15% to 1.60% 2,894,203 28.92 to  9.53 49,944   0.54%      17.22% to   16.69%
   2011............................ 1.15% to 1.60% 3,370,388 24.67 to  8.17 49,568   0.58%     (6.39)% to  (6.81)%
   2010............................ 1.15% to 1.60% 4,095,798 26.35 to  8.76 63,582   1.08%      13.20% to   12.69%
 Janus Portfolio -- Service Shares
   2014............................ 1.50% to 1.70%   405,834 10.32 to 10.02  4,353   0.22%      11.04% to   10.82%
   2013............................ 1.50% to 1.70%   468,499  9.29 to  9.04  4,521   0.66%      28.05% to   27.79%
   2012............................ 1.50% to 1.70%   509,550  7.26 to  7.07  3,839   0.43%      16.51% to   16.27%
   2011............................ 1.50% to 1.70%   633,398  6.23 to  6.08  4,115   0.44%     (6.95)% to  (7.14)%
   2010............................ 1.50% to 1.70%   771,277  6.69 to  6.55  5,366   0.36%      12.55% to   12.32%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                       EXPENSE AS A                            NET   INVESTMENT
                                       % OF AVERAGE                           ASSETS   INCOME
                                      NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                      -------------- --------- -------------- ------ ---------- --------------------
 Overseas Portfolio -- Institutional
   Shares
   2014.............................. 0.75% to 1.60% 1,124,435 14.44 to 21.45 32,588   3.07%    (12.53)% to (13.28)%
   2013.............................. 0.75% to 1.60% 1,370,697 16.51 to 24.73 45,431   3.12%      13.70% to   12.73%
   2012.............................. 0.75% to 1.60% 1,713,077 14.52 to 21.94 50,314   0.68%      12.61% to   11.65%
   2011.............................. 0.75% to 1.60% 2,051,624 12.89 to 19.65 53,699   0.47%    (32.68)% to (33.25)%
   2010.............................. 0.75% to 1.60% 2,537,925 19.15 to 29.44 99,035   0.68%      24.37% to   23.31%
 Overseas Portfolio -- Service
   Shares
   2014.............................. 1.45% to 2.10%   333,015 27.92 to 18.04  4,515   3.03%    (13.38)% to (13.95)%
   2013.............................. 1.45% to 2.10%   387,018 32.24 to 20.97  6,091   3.06%      12.62% to   11.88%
   2012.............................. 1.45% to 2.10%   448,452 28.62 to 18.74  6,292   0.59%      11.54% to   10.80%
   2011.............................. 1.45% to 2.10%   591,517 25.66 to 16.92  7,619   0.38%    (33.32)% to (33.76)%
   2010.............................. 1.45% to 2.10%   820,795 38.48 to 25.54 15,993   0.52%      23.21% to   22.40%
Legg Mason Partners Variable Equity
  Trust
 ClearBridge Variable Aggressive
   Growth Portfolio -- Class II
   2014.............................. 1.45% to 2.30% 1,126,370 30.23 to 19.99 33,343   0.01%      18.33% to   17.31%
   2013.............................. 1.45% to 2.30%   530,517 25.55 to 17.04 13,101   0.06%      45.23% to   43.98%
   2012.............................. 1.45% to 2.30%   290,638 17.59 to 11.83  4,805   0.13%      16.74% to   15.73%
   2011.............................. 1.45% to 2.30%   382,148 15.07 to 10.22  5,388   0.00%       0.68% to  (0.18)%
   2010.............................. 1.45% to 2.30%   426,545 14.97 to 10.24  5,856   0.00%      22.91% to   21.85%
 ClearBridge Variable Equity
   Income Portfolio -- Class I
   2014.............................. 1.15% to 1.60%   432,408 14.63 to 14.13  6,169   2.15%      12.31% to   11.80%
   2013.............................. 1.15% to 1.60%   494,752 13.03 to 12.64  6,304   1.62%      24.49% to   23.93%
   2012.............................. 1.15% to 1.60%   585,520 10.46 to 10.20  6,014   3.00%      12.89% to   12.38%
   2011.............................. 1.15% to 1.60%   557,518  9.27 to  9.07  5,086   3.52%       6.66% to    6.18%
   2010.............................. 1.15% to 1.60%   543,444  8.69 to  8.55  4,661   3.77%      10.97% to   10.47%
 ClearBridge Variable Equity
   Income Portfolio -- Class II
   2014.............................. 1.45% to 2.45%   564,374 14.15 to 13.09  7,671   1.98%      11.84% to   10.70%
   2013.............................. 1.45% to 2.45%   642,526 12.65 to 11.82  7,847   1.50%      23.86% to   22.61%
   2012.............................. 1.45% to 2.45%   724,572 10.22 to  9.64  7,181   2.70%      12.42% to   11.28%
   2011.............................. 1.45% to 2.45%   805,885  9.09 to  8.66  7,131   2.95%       6.15% to    5.08%
   2010.............................. 1.45% to 2.45%   952,213  8.56 to  8.25  7,983   3.72%      10.49% to    9.37%
 ClearBridge Variable Large Cap
   Value Portfolio -- Class I
   2014.............................. 1.15% to 2.30% 1,933,536 29.04 to  9.92 26,732   1.82%      10.42% to (10.82)%
   2013.............................. 1.15% to 1.60%   529,756 26.30 to 18.35 11,797   1.60%      30.85% to   30.26%
   2012.............................. 1.15% to 1.60%   595,426 20.10 to 14.09 10,197   2.25%      15.16% to   14.64%
   2011.............................. 1.15% to 1.60%   672,455 17.46 to 12.29 10,003   2.22%       3.75% to    3.28%
   2010.............................. 1.15% to 1.60%   755,761 16.82 to 11.90 10,871   2.91%       8.21% to    7.72%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                      EXPENSE AS A                            NET   INVESTMENT
                                      % OF AVERAGE                           ASSETS   INCOME
                                     NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                     -------------- --------- -------------- ------ ---------- --------------------
MFS(R) Variable Insurance Trust
 MFS(R) Investors Growth Stock
   Series -- Service Class Shares
   2014............................. 1.45% to 2.30%   706,101 21.99 to 16.77  9,000   0.28%       9.50% to    8.56%
   2013............................. 1.45% to 2.30%   817,383 20.08 to 15.44  9,724   0.42%      28.17% to   27.06%
   2012............................. 1.45% to 2.30%   935,280 15.67 to 12.15  8,671   0.22%      14.99% to   13.99%
   2011............................. 1.45% to 2.30% 1,156,186 13.63 to 10.66  9,468   0.25%     (1.08)% to  (1.93)%
   2010............................. 1.45% to 2.30% 1,375,271 13.77 to 10.87 11,452   0.30%      10.53% to    9.57%
 MFS(R) Investors Trust Series --
   Service Class Shares
   2014............................. 1.45% to 1.95%   436,811 23.23 to 18.10  6,863   0.76%       9.11% to    8.55%
   2013............................. 1.45% to 1.95%   501,261 21.29 to 16.68  7,308   0.92%      29.83% to   29.17%
   2012............................. 1.45% to 1.95%   645,995 16.40 to 12.91  7,265   0.71%      17.11% to   16.51%
   2011............................. 1.45% to 1.95%   809,245 14.00 to 11.08  7,830   0.73%     (3.83)% to  (4.32)%
   2010............................. 1.45% to 1.95% 1,013,295 14.56 to 11.58 10,256   1.03%       9.27% to    8.72%
 MFS(R) New Discovery Series --
   Service Class Shares
   2014............................. 1.15% to 2.30%   997,867 27.40 to 18.81 17,853   0.00%     (8.56)% to  (9.62)%
   2013............................. 1.15% to 2.30% 1,461,189 29.97 to 20.81 27,924   0.00%      39.59% to   37.97%
   2012............................. 1.15% to 2.30% 1,502,506 21.47 to 15.08 21,100   0.00%      19.50% to   18.11%
   2011............................. 1.15% to 2.30% 1,887,765 17.96 to 12.77 22,864   0.00%    (11.52)% to (12.55)%
   2010............................. 1.15% to 2.30% 2,259,582 20.30 to 14.60 31,137   0.00%      34.38% to   32.82%
 MFS(R) Total Return Series --
   Service Class Shares
   2014............................. 1.45% to 2.55% 3,952,024 18.38 to 11.80 55,659   1.69%       6.67% to    5.48%
   2013............................. 1.45% to 2.55% 4,564,778 17.23 to 11.18 60,680   1.62%      17.02% to   15.71%
   2012............................. 1.45% to 2.55% 5,307,438 14.72 to  9.66 60,562   2.53%       9.32% to    8.10%
   2011............................. 1.45% to 2.55% 5,998,409 13.47 to  8.94 63,219   2.32%       0.12% to  (1.00)%
   2010............................. 1.45% to 2.55% 7,134,030 13.45 to  9.03 75,384   2.53%       8.04% to    6.84%
 MFS(R) Utilities Series -- Service
   Class Shares
   2014............................. 1.45% to 2.20%   909,300 40.46 to 23.89 23,852   1.90%      10.84% to    9.99%
   2013............................. 1.45% to 2.30% 1,075,702 36.50 to 18.88 25,472   2.05%      18.47% to   17.45%
   2012............................. 1.45% to 2.30% 1,301,678 30.81 to 16.08 26,138   6.30%      11.57% to   10.60%
   2011............................. 1.45% to 2.30% 1,666,379 27.62 to 14.53 30,051   2.93%       4.97% to    4.06%
   2010............................. 1.45% to 2.20% 1,920,129 26.31 to 16.02 33,264   3.13%      11.87% to   11.02%
MFS(R) Variable Insurance Trust II
 MFS(R) Strategic Income
   Portfolio -- Service Class
   Shares
   2014............................. 1.45% to 1.45%     2,710 10.35 to 10.35     28   3.06%       1.49% to    1.49%
   2013 (4)......................... 1.45% to 1.45%     2,732 10.19 to 10.19     28   2.97%       5.21% to    5.21%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                     EXPENSE AS A                            NET   INVESTMENT
                                     % OF AVERAGE                           ASSETS   INCOME
                                    NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)   TOTAL RETURN (3)
                                    -------------- --------- -------------- ------ ---------- -------------------
Oppenheimer Variable Account Funds
 Oppenheimer Capital Appreciation
   Fund/VA -- Non-Service Shares
   2014............................ 1.15% to 1.60%   897,175 91.37 to 16.88 36,968   0.45%     14.08% to   13.57%
   2013............................ 1.15% to 1.60% 1,049,031 80.09 to 14.87 37,612   0.98%     28.25% to   27.67%
   2012............................ 1.15% to 1.60% 1,263,178 62.45 to 11.64 34,442   0.66%     12.80% to   12.29%
   2011............................ 1.15% to 1.60% 1,453,746 55.37 to 10.37 35,089   0.38%    (2.28)% to  (2.72)%
   2010............................ 1.15% to 1.60% 1,670,872 56.66 to 10.66 42,219   0.18%      8.16% to    7.67%
 Oppenheimer Capital Appreciation
   Fund/VA -- Service Shares
   2014............................ 1.45% to 2.10%   354,443 20.54 to 15.09  6,506   0.18%     13.46% to   12.71%
   2013............................ 1.45% to 2.10%   416,579 18.11 to 13.39  6,727   0.73%     27.55% to   26.71%
   2012............................ 1.45% to 2.10%   477,818 14.20 to 10.57  6,124   0.40%     12.15% to   11.41%
   2011............................ 1.45% to 2.10%   618,224 12.66 to  9.48  7,046   0.11%    (2.80)% to  (3.44)%
   2010............................ 1.45% to 2.10%   748,903 13.02 to  9.82  8,938   0.00%      7.56% to    6.85%
 Oppenheimer Capital Income
   Fund/VA -- Non-Service Shares
   2014............................ 1.15% to 1.60%   461,073 44.85 to 13.92 13,513   2.06%      6.95% to    6.47%
   2013............................ 1.15% to 1.60%   533,854 41.93 to 13.07 14,372   2.35%     11.87% to   11.36%
   2012............................ 1.15% to 1.60%   637,284 37.48 to 11.74 15,035   1.32%     11.04% to   10.54%
   2011............................ 1.15% to 1.60%   765,176 33.76 to 10.62 15,912   2.34%    (0.44)% to  (0.88)%
   2010............................ 1.15% to 1.60%   875,761 33.91 to 10.71 18,467   1.47%     11.62% to   11.11%
 Oppenheimer Capital Income
   Fund/VA -- Service Shares
   2014............................ 1.45% to 2.55% 2,531,912 11.92 to  8.57 25,907   1.80%      6.45% to    5.26%
   2013............................ 1.45% to 2.55% 3,004,910 11.20 to  8.14 29,168   2.16%     11.20% to    9.96%
   2012............................ 1.45% to 2.55% 3,499,655 10.07 to  7.40 30,730   1.19%     10.48% to    9.24%
   2011............................ 1.45% to 2.55% 4,129,168  9.12 to  6.78 33,312   2.12%    (1.07)% to  (2.17)%
   2010............................ 1.45% to 2.55% 4,785,055  9.22 to  6.93 39,331   1.18%     11.04% to    9.81%
 Oppenheimer Core Bond
   Fund/VA -- Non-Service Shares
   2014............................ 1.15% to 1.60%   732,970 27.28 to 11.54 13,217   5.33%      6.03% to    5.55%
   2013............................ 1.15% to 1.60%   873,493 25.73 to 10.93 14,939   5.09%    (1.25)% to  (1.69)%
   2012............................ 1.15% to 1.60% 1,006,154 26.05 to 11.12 17,193   4.88%      9.02% to    8.53%
   2011............................ 1.15% to 1.60% 1,125,367 23.90 to 10.24 17,717   6.03%      7.03% to    6.54%
   2010............................ 1.15% to 1.60% 1,318,800 22.33 to  9.62 19,585   1.89%     10.13% to    9.64%
 Oppenheimer Discovery Mid Cap
   Growth Fund/VA -- Non-Service
   Shares
   2014............................ 1.15% to 1.60%   647,143 73.51 to 15.01 26,705   0.00%      4.57% to    4.09%
   2013............................ 1.15% to 1.60%   785,237 70.30 to 14.42 30,359   0.01%     34.42% to   33.81%
   2012............................ 1.15% to 1.60%   966,629 52.30 to 10.77 26,703   0.00%     15.10% to   14.58%
   2011............................ 1.15% to 1.60% 1,083,970 45.44 to  9.40 26,518   0.00%    (0.06)% to  (0.52)%
   2010............................ 1.15% to 1.60% 1,116,144 45.47 to  9.45 29,147   0.00%     26.00% to   25.43%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                  EXPENSE AS A                             NET    INVESTMENT
                                  % OF AVERAGE                            ASSETS    INCOME
                                 NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)   TOTAL RETURN (3)
                                 -------------- ---------- -------------- ------- ---------- -------------------
 Oppenheimer Discovery Mid Cap
   Growth Fund/VA -- Service
   Shares
   2014......................... 1.45% to 1.85%    147,843 21.32 to 16.23   3,123   0.00%      3.99% to    3.57%
   2013......................... 1.45% to 1.85%    167,844 20.50 to 15.67   3,411   0.00%     33.66% to   33.12%
   2012......................... 1.45% to 1.85%    199,354 15.34 to 11.77   3,033   0.00%     14.48% to   14.01%
   2011......................... 1.45% to 1.95%    222,566 13.40 to  9.73   2,955   0.00%    (0.62)% to  (1.13)%
   2010......................... 1.45% to 1.95%    225,234 13.48 to  9.84   3,002   0.00%     25.32% to   24.68%
 Oppenheimer Global Fund/VA --
   Service Shares
   2014......................... 1.45% to 2.55%  6,676,251 28.04 to 11.32 108,068   0.82%      0.58% to  (0.55)%
   2013......................... 1.45% to 2.55%  6,525,998 27.88 to 11.38 108,740   1.17%     25.15% to   23.75%
   2012......................... 1.45% to 2.55%  6,809,551 22.28 to  9.20  87,759   1.96%     19.19% to   17.86%
   2011......................... 1.45% to 2.55%  8,427,683 18.69 to  7.80  91,537   1.09%    (9.85)% to (10.86)%
   2010......................... 1.45% to 2.55%  9,262,736 20.73 to  8.75 114,692   1.24%     14.03% to   12.76%
 Oppenheimer Global Strategic
   Income Fund/VA -- Non-
   Service Shares
   2014......................... 1.15% to 1.60%    468,622 10.19 to 10.09   4,751   4.35%      1.66% to    1.20%
   2013......................... 1.15% to 1.60%    604,417 10.03 to  9.97   6,043   4.96%    (1.28)% to  (1.73)%
   2012......................... 1.15% to 1.60%    708,497 10.16 to 10.15   7,194   0.00%      8.96% to    8.48%
 Oppenheimer Main Street
   Fund/VA -- Service Shares
   2014......................... 1.45% to 2.55%  6,848,063 21.80 to 12.48  99,834   0.58%      8.80% to    7.59%
   2013......................... 1.45% to 2.55%  8,143,681 20.04 to 11.60 109,727   0.85%     29.53% to   28.09%
   2012......................... 1.45% to 2.55%  9,848,658 15.47 to  9.05 103,179   0.63%     14.91% to   13.63%
   2011......................... 1.45% to 2.55% 19,633,750 13.46 to  7.97 178,430   0.59%    (1.76)% to  (2.85)%
   2010......................... 1.45% to 2.55% 21,482,149 13.70 to  8.20 199,988   0.92%     14.15% to   12.87%
 Oppenheimer Main Street Small
   Cap Fund(R)/VA -- Service
   Shares
   2014......................... 1.45% to 2.55%  3,580,428 32.50 to 14.15  74,081   0.72%     10.04% to    8.81%
   2013......................... 1.45% to 2.55%  6,002,899 29.54 to 13.00 110,609   0.70%     38.59% to   37.04%
   2012......................... 1.45% to 2.55%  7,464,719 21.32 to  9.49  95,846   0.33%     15.96% to   14.66%
   2011......................... 1.45% to 2.55%  8,847,664 18.38 to  8.27  99,655   0.40%    (3.80)% to  (4.87)%
   2010......................... 1.45% to 2.55%  9,545,251 19.11 to  8.70 113,141   0.25%     21.27% to   19.92%
PIMCO Variable Insurance Trust
 All Asset Portfolio -- Advisor
   Class Shares
   2014......................... 1.45% to 2.20%    791,211 14.03 to 13.03  10,890   4.87%    (1.00)% to  (1.76)%
   2013......................... 1.45% to 2.20%    961,909 14.17 to 13.26  13,386   3.88%    (1.34)% to  (2.09)%
   2012......................... 1.45% to 2.20%  1,909,474 14.36 to 13.22  27,015   4.78%     13.14% to   12.28%
   2011......................... 1.45% to 2.45%  1,500,409 12.69 to 11.61  18,768   7.38%      0.45% to  (0.57)%
   2010......................... 1.45% to 2.20%  1,941,939 12.64 to 12.10  24,305   7.74%     11.37% to   10.52%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                 EXPENSE AS A                             NET    INVESTMENT
                                 % OF AVERAGE                            ASSETS    INCOME
                                NET ASSETS (1)   UNITS      UNIT VALUE    000S   RATIO (2)    TOTAL RETURN (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
 Foreign Bond Portfolio
   (U.S. Dollar Hedged) --
   Administrative Class Shares
   2014........................ 1.50% to 1.70%    215,190 19.04 to 18.49   4,052   1.82%       9.49% to    9.27%
   2013........................ 1.50% to 1.70%    236,465 17.39 to 16.92   4,066   1.87%     (1.01)% to  (1.21)%
   2012........................ 1.50% to 1.70%    265,684 17.57 to 17.13   4,617   2.27%       9.18% to    8.96%
   2011........................ 1.50% to 1.70%    267,219 16.09 to 15.72   4,250   2.12%       5.16% to    4.95%
   2010........................ 1.50% to 1.70%    329,160 15.30 to 14.98   4,985   1.85%       6.86% to    6.65%
 High Yield Portfolio --
   Administrative Class Shares
   2014........................ 1.45% to 2.55%  4,895,798 18.88 to 13.01  83,952   5.28%       1.84% to    0.70%
   2013........................ 1.45% to 2.55%  4,747,260 18.54 to 12.92  82,483   5.45%       4.20% to    3.04%
   2012........................ 1.45% to 2.55%  5,236,457 17.79 to 12.54  87,908   5.78%      12.64% to   11.38%
   2011........................ 1.45% to 2.55%  6,538,056 15.80 to 11.25  95,330   6.96%       1.85% to    0.71%
   2010........................ 1.45% to 2.55%  7,853,172 15.51 to 11.18 113,843   7.26%      12.81% to   11.55%
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2014........................ 1.45% to 2.35%    921,205 19.32 to 17.31  20,909   2.30%      22.22% to   21.10%
   2013........................ 1.45% to 2.55%  1,176,923 15.81 to 13.19  21,753   2.36%    (14.21)% to (15.17)%
   2012........................ 1.45% to 2.55%  1,598,800 18.43 to 15.54  34,401   2.16%       2.92% to    1.76%
   2011........................ 1.45% to 2.55%  1,942,373 17.91 to 15.27  41,059   2.78%      25.99% to   24.59%
   2010........................ 1.45% to 2.55%  2,490,396 14.21 to 12.26  41,299   3.74%       9.99% to    8.76%
 Low Duration Portfolio --
   Administrative Class Shares
   2014........................ 1.45% to 2.55% 15,659,839 12.52 to 11.10 184,450   1.13%     (0.61)% to  (1.72)%
   2013........................ 1.45% to 2.55% 16,510,867 12.60 to 11.30 196,549   1.46%     (1.58)% to  (2.68)%
   2012........................ 1.45% to 2.55% 17,628,881 12.80 to 11.61 214,455   1.91%       4.31% to    3.15%
   2011........................ 1.45% to 2.55% 19,503,793 12.27 to 11.25 227,805   1.68%     (0.35)% to  (1.46)%
   2010........................ 1.45% to 2.55% 21,125,272 12.32 to 11.42 248,281   1.62%       3.76% to    2.60%
 Total Return Portfolio --
   Administrative Class Shares
   2014........................ 1.15% to 2.55% 16,532,808 16.21 to 13.16 260,145   2.14%       3.08% to    1.62%
   2013........................ 1.15% to 2.55% 20,562,399 15.73 to 12.95 314,824   2.19%     (3.09)% to  (4.46)%
   2012........................ 1.15% to 2.55% 24,948,963 16.23 to 13.55 402,605   2.57%       8.32% to    6.79%
   2011........................ 1.15% to 2.55% 26,341,332 14.98 to 12.69 392,665   2.62%       2.42% to    0.97%
   2010........................ 1.15% to 2.55% 31,591,358 14.63 to 12.57 464,840   2.41%       6.86% to    5.35%
Rydex Variable Trust
 NASDAQ -- 100(R) Fund
   2014........................ 1.45% to 1.85%    435,509 29.64 to 21.70   5,025   0.00%      15.74% to   15.27%
   2013........................ 1.45% to 1.85%    478,834 25.61 to 18.82   4,586   0.00%      32.67% to   32.13%
   2012........................ 1.45% to 1.85%    588,292 19.30 to 14.24   4,281   0.00%      15.07% to   14.61%
   2011........................ 1.45% to 1.95%    885,389 16.78 to 13.50   5,139   0.00%       0.69% to    0.18%
   2010........................ 1.45% to 2.10%    830,325 16.66 to 12.18   5,295   0.00%      16.77% to   16.00%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                     EXPENSE AS A                            NET   INVESTMENT
                                     % OF AVERAGE                           ASSETS   INCOME
                                    NET ASSETS (1)   UNITS     UNIT VALUE    000S  RATIO (2)    TOTAL RETURN (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
The Alger Portfolios
 Alger Large Cap Growth
   Portfolio -- Class I-2 Shares
   2014............................ 1.15% to 1.60% 1,570,602 32.75 to 13.99 33,343   0.15%       9.71% to    9.21%
   2013............................ 1.15% to 1.60% 1,781,971 29.85 to 12.81 34,391   0.77%      33.53% to   32.92%
   2012............................ 1.15% to 1.60% 2,080,239 22.36 to  9.64 30,100   1.15%       8.60% to    8.11%
   2011............................ 1.15% to 1.60% 2,429,489 20.59 to  8.92 32,583   1.01%     (1.49)% to  (1.94)%
   2010............................ 1.15% to 1.60% 2,853,332 20.90 to  9.09 38,885   0.75%      12.08% to   11.58%
 Alger Small Cap Growth
   Portfolio -- Class I-2 Shares
   2014............................ 1.15% to 1.60% 1,285,786 21.39 to 15.90 24,154   0.00%     (0.72)% to  (1.17)%
   2013............................ 1.15% to 1.60% 1,585,723 21.54 to 16.09 30,091   0.00%      32.72% to   32.12%
   2012............................ 1.15% to 1.60% 1,903,977 16.23 to 12.18 27,092   0.00%      11.20% to   10.70%
   2011............................ 1.15% to 1.60% 2,224,487 14.60 to 11.00 28,548   0.00%    (4.29)% to   (4.73)%
   2010............................ 1.15% to 1.60% 2,612,290 15.25 to 11.55 35,106   0.00%      23.85% to   23.30%
The Prudential Series Fund
 Jennison 20/20 Focus Portfolio --
   Class II Shares
   2014............................ 1.45% to 2.30%   282,631 27.45 to 16.16  7,005   0.00%       5.16% to    4.25%
   2013............................ 1.45% to 2.55%   363,002 26.11 to 12.27  8,618   0.00%      27.48% to   26.05%
   2012............................ 1.45% to 2.55%   451,696 20.48 to  9.73  8,450   0.00%       9.01% to    7.79%
   2011............................ 1.45% to 2.55%   539,471 18.79 to  9.03  9,289   0.00%     (5.89)% to  (6.94)%
   2010............................ 1.45% to 2.55%   749,996 19.96 to  9.70 13,901   0.00%       5.81% to    4.63%
 Jennison Portfolio -- Class II
   Shares
   2014............................ 1.45% to 2.30%   112,321 25.07 to 17.01  2,549   0.00%       7.99% to    7.06%
   2013............................ 1.45% to 2.30%   137,841 23.22 to 15.89  2,876   0.00%      35.12% to   33.96%
   2012............................ 1.45% to 2.30%   165,470 17.18 to 11.86  2,481   0.00%      14.05% to   13.06%
   2011............................ 1.45% to 2.30%   214,604 15.07 to 10.49  2,808   0.00%     (1.53)% to  (2.38)%
   2010............................ 1.45% to 2.30%   204,064 15.30 to 10.75  2,678   0.02%       9.83% to    8.89%
 Natural Resources Portfolio --
   Class II Shares
   2014............................ 1.45% to 2.55% 2,499,308 17.00 to  7.81 23,988   0.00%    (20.96)% to (21.84)%
   2013............................ 1.45% to 2.55% 2,329,825 21.50 to 10.00 29,992   0.00%       8.17% to    6.96%
   2012............................ 1.45% to 2.55% 2,549,773 19.88 to  9.35 31,670   0.00%     (4.33)% to  (5.40)%
   2011............................ 1.45% to 2.55% 1,838,037 20.78 to  9.88 28,701   0.00%    (20.52)% to (21.40)%
   2010............................ 1.45% to 2.55% 2,106,882 26.14 to 12.57 44,145   0.08%      25.63% to   24.23%
 SP International Growth
   Portfolio -- Class II Shares
   2014............................ 1.55% to 1.55%       229 11.09 to 11.09      3   0.00%     (7.57)% to  (7.57)%
   2013............................ 1.55% to 1.55%       288 11.99 to 11.99      3   0.00%      16.68% to   16.68%
   2012............................ 1.55% to 1.55%     1,322 10.28 to 10.28     14   0.00%      19.97% to   19.97%
   2011............................ 1.55% to 1.55%     1,395  8.57 to  8.57     12   0.45%    (16.63)% to (16.63)%
   2010............................ 1.55% to 1.55%     1,472 10.28 to 10.28     15   1.18%      12.05% to   12.05%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2014

                                      EXPENSE AS A                          NET   INVESTMENT
                                      % OF AVERAGE                         ASSETS   INCOME
                                     NET ASSETS (1)  UNITS    UNIT VALUE    000S  RATIO (2)   TOTAL RETURN (3)
                                     -------------- ------- -------------- ------ ---------- -------------------
 SP Prudential U.S. Emerging Growth
   Portfolio -- Class II Shares
   2014............................. 1.55% to 1.55%   1,170 22.28 to 22.28    26    0.00%      7.46% to    7.46%
   2013............................. 1.55% to 1.55%   1,566 20.73 to 20.73    32    0.00%     25.86% to   25.86%
   2012............................. 1.55% to 1.55%   1,637 16.47 to 16.47    27    0.00%     14.64% to   14.64%
   2011............................. 1.55% to 1.55%   1,657 14.37 to 14.37    24    0.21%      0.20% to    0.20%
   2010............................. 1.55% to 1.55%   1,809 14.34 to 14.34    26    0.23%     18.10% to   18.10%
Wells Fargo Variable Trust
 Wells Fargo Advantage VT Omega
   Growth Fund -- Class 2
   2014............................. 1.45% to 1.95% 189,559 19.65 to 19.21 3,716    0.00%      2.36% to    1.84%
   2013............................. 1.45% to 1.95% 196,633 19.19 to 18.86 3,766    0.13%     37.85% to   37.16%
   2012............................. 1.45% to 1.95% 171,514 13.92 to 13.75 2,384    0.00%     18.64% to   18.04%
   2011............................. 1.45% to 1.95% 414,789 11.74 to 11.65 4,860    0.00%    (6.91)% to  (7.38)%
   2010 (4)......................... 1.45% to 1.95% 214,337 12.61 to 12.58 2,701    0.00%     64.92% to   64.09%

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.
(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.
(4)The ratios of expenses and net investment income to average net assets are annualized for periods less than a year.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

    (WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THEREON)

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                       PAGE
                                                                                                       ----
Annual Financial Statements:
   Report of KPMG LLP, Independent Registered Public Accounting Firm.................................. F-1
   Consolidated Balance Sheets as of December 31, 2014 and 2013....................................... F-2
   Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012......... F-3
   Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012......................................................................................... F-4
   Consolidated Statements of Changes in Stockholder's Equity for the years ended December 31, 2014,
     2013 and 2012.................................................................................... F-5
   Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012......... F-6
   Notes to Consolidated Financial Statements......................................................... F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2014. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
April 10, 2015

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
           (AMOUNTS IN MILLIONS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                DECEMBER 31,
                                                                                            --------------------
                                                                                               2014       2013
                                                                                            ---------  ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value......................... $14,498.1  $13,602.5
       Equity securities available-for-sale, at fair value.................................      52.2       45.4
       Commercial mortgage loans...........................................................   1,652.9    1,543.7
       Policy loans........................................................................     501.1      499.3
       Other invested assets...............................................................   1,033.9      861.5
                                                                                            ---------  ---------
              Total investments............................................................  17,738.2   16,552.4
   Cash and cash equivalents...............................................................     873.8      328.0
   Accrued investment income...............................................................     134.3      127.1
   Deferred acquisition costs..............................................................   2,643.8    2,752.8
   Intangible assets.......................................................................     134.8      217.3
   Goodwill................................................................................        --      303.9
   Reinsurance recoverable.................................................................   7,561.1    7,722.4
   Other assets............................................................................     518.2      475.5
   Separate account assets.................................................................   8,422.6    9,264.5
                                                                                            ---------  ---------
              Total assets................................................................. $38,026.8  $37,743.9
                                                                                            =========  =========
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits.............................................................. $ 9,482.3  $ 9,504.7
       Policyholder account balances.......................................................  11,533.4   10,441.7
       Liability for policy and contract claims............................................     245.8      247.6
       Unearned premiums...................................................................       8.0        9.9
       Other liabilities...................................................................     460.1      413.0
       Non-recourse funding obligations....................................................   2,181.8    2,226.3
       Deferred tax liability..............................................................   1,297.9    1,218.2
       Separate account liabilities........................................................   8,422.6    9,264.5
                                                                                            ---------  ---------
              Total liabilities............................................................  33,631.9   33,325.9
                                                                                            ---------  ---------
   Commitments and contingencies

   Stockholder's equity:
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding)...........................................................      25.6       25.6
       Additional paid-in capital..........................................................   4,840.9    4,839.5
                                                                                            ---------  ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses):
              Net unrealized gains (losses) on securities not other-than-
                temporarily impaired.......................................................     398.4      153.5
              Net unrealized gains (losses) on other-than-temporarily impaired
                securities.................................................................       2.2        0.9
                                                                                            ---------  ---------
          Net unrealized investment gains (losses).........................................     400.6      154.4
                                                                                            ---------  ---------
          Derivatives qualifying as hedges.................................................      63.6       19.5
                                                                                            ---------  ---------
       Total accumulated other comprehensive income (loss).................................     464.2      173.9
       Retained deficit....................................................................    (935.8)    (621.0)
                                                                                            ---------  ---------
              Total stockholder's equity...................................................   4,394.9    4,418.0
                                                                                            ---------  ---------
              Total liabilities and stockholder's equity................................... $38,026.8  $37,743.9
                                                                                            =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (AMOUNTS IN MILLIONS)

                                                                                YEARS ENDED DECEMBER 31,
                                                                              ----------------------------
                                                                                2014      2013      2012
                                                                              --------  --------  --------
Revenues:
Premiums..................................................................... $  631.2  $  602.7  $  472.8
Net investment income........................................................    694.6     691.8     693.9
Net investment gains (losses)................................................    (28.1)    (78.1)    (86.9)
Policy fees and other income.................................................    811.8     851.4     853.5
                                                                              --------  --------  --------
   Total revenues............................................................  2,109.5   2,067.8   1,933.3
                                                                              --------  --------  --------
Benefits and expenses:
Benefits and other changes in policy reserves................................  1,133.4   1,026.3   1,028.0
Interest credited............................................................    313.3     302.9     305.7
Acquisition and operating expenses, net of deferrals.........................    282.0     268.7     266.3
Amortization of deferred acquisition costs and intangibles...................    191.9     186.1     335.6
Goodwill impairment..........................................................    303.9        --     147.0
Interest expense.............................................................     89.5     103.6      87.1
                                                                              --------  --------  --------
   Total benefits and expenses...............................................  2,314.0   1,887.6   2,169.7
                                                                              --------  --------  --------
Income (loss) before income taxes and equity in net income of unconsolidated
  subsidiary.................................................................   (204.5)    180.2    (236.4)
Provision (benefit) for income taxes.........................................     11.5      53.4     (59.4)
                                                                              --------  --------  --------
Net income (loss) before equity in net income of unconsolidated subsidiary...   (216.0)    126.8    (177.0)
Equity in net income of unconsolidated subsidiary............................      1.2      35.6      45.5
                                                                              --------  --------  --------
Net income (loss)............................................................ $ (214.8) $  162.4  $ (131.5)
                                                                              ========  ========  ========
Supplemental disclosures:
Total other-than-temporary impairments....................................... $   (3.1) $   (2.4) $  (24.0)
Portion of other-than-temporary impairments included in other comprehensive
  income (loss)..............................................................     (0.5)     (3.8)    (25.0)
                                                                              --------  --------  --------
Net other-than-temporary impairments.........................................     (3.6)     (6.2)    (49.0)
Other investment gains (losses)..............................................    (24.5)    (71.9)    (37.9)
                                                                              --------  --------  --------
Total net investment gains (losses).......................................... $  (28.1) $  (78.1) $  (86.9)
                                                                              ========  ========  ========


          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                             (AMOUNTS IN MILLIONS)

                                                                                 YEARS ENDED DECEMBER 31,
                                                                                -------------------------
                                                                                  2014     2013     2012
                                                                                -------  -------  -------
Net income (loss).............................................................. $(214.8) $ 162.4  $(131.5)
Other comprehensive income (loss), net of taxes:
   Net unrealized gains (losses) on securities not other-than-temporarily
     impaired..................................................................   244.9   (377.7)   260.4
   Net unrealized gains (losses) on other-than-temporarily impaired securities.     1.3     33.5     48.0
   Derivatives qualifying as hedges............................................    44.1    (27.7)    (4.6)
                                                                                -------  -------  -------
   Total other comprehensive income (loss).....................................   290.3   (371.9)   303.8
                                                                                -------  -------  -------
Total comprehensive income (loss).............................................. $  75.5  $(209.5) $ 172.3
                                                                                =======  =======  =======




          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (AMOUNTS IN MILLIONS)

                                                                        ACCUMULATED
                                                            ADDITIONAL     OTHER                  TOTAL
                                                     COMMON  PAID-IN   COMPREHENSIVE RETAINED STOCKHOLDER'S
                                                     STOCK   CAPITAL   INCOME (LOSS) DEFICIT     EQUITY
                                                     ------ ---------- ------------- -------- -------------
Balances as of December 31, 2011.................... $25.6   $4,719.9     $ 242.0    $(338.4)   $4,649.1
                                                                                                --------
Comprehensive income (loss):
   Net loss.........................................    --         --          --     (131.5)     (131.5)
   Net unrealized gains (losses) on securities not
     other-than-temporarily impaired................    --         --       260.4         --       260.4
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities................    --         --        48.0         --        48.0
   Derivatives qualifying as hedges.................    --         --        (4.6)        --        (4.6)
                                                                                                --------
Total comprehensive income (loss)...................                                               172.3
Dividends...........................................    --         --          --     (100.0)     (100.0)
Capital contributions...............................    --       89.8          --         --        89.8
Other transactions with former parent...............    --       32.0          --         --        32.0
Other transactions with stockholder.................    --        7.7          --      (13.5)       (5.8)
                                                     -----   --------     -------    -------    --------
Balances as of December 31, 2012....................  25.6    4,849.4       545.8     (583.4)    4,837.4
                                                                                                --------
Comprehensive income (loss):
   Net income.......................................    --         --          --      162.4       162.4
   Net unrealized gains (losses) on securities not
     other-than-temporarily impaired................    --         --      (377.7)        --      (377.7)
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities................    --         --        33.5         --        33.5
   Derivatives qualifying as hedges.................    --         --       (27.7)        --       (27.7)
                                                                                                --------
Total comprehensive income (loss)...................                                              (209.5)
Dividends...........................................    --         --          --     (200.0)     (200.0)
Other transactions with former parent...............    --      (11.1)         --         --       (11.1)
Other transactions with stockholder.................    --        1.2          --         --         1.2
                                                     -----   --------     -------    -------    --------
Balances as of December 31, 2013....................  25.6    4,839.5       173.9     (621.0)    4,418.0
                                                                                                --------
Comprehensive income (loss):
   Net loss.........................................    --         --          --     (214.8)     (214.8)
   Net unrealized gains (losses) on securities not
     other-than-temporarily impaired................    --         --       244.9         --       244.9
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities................    --         --         1.3         --         1.3
   Derivatives qualifying as hedges.................    --         --        44.1         --        44.1
                                                                                                --------
Total comprehensive income (loss)...................                                                75.5
Dividends...........................................    --         --          --     (100.0)     (100.0)
Other transactions with stockholder.................    --        1.4          --         --         1.4
                                                     -----   --------     -------    -------    --------
Balances as of December 31, 2014.................... $25.6   $4,840.9     $ 464.2    $(935.8)   $4,394.9
                                                     =====   ========     =======    =======    ========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (AMOUNTS IN MILLIONS)

                                                                                YEARS ENDED DECEMBER 31,
                                                                            -------------------------------
                                                                               2014       2013       2012
                                                                            ---------  ---------  ---------
Cash flows from operating activities:
   Net income (loss)....................................................... $  (214.8) $   162.4  $  (131.5)
   Adjustments to reconcile net income (loss) to net cash from operating activities:
       Amortization of fixed maturity discounts and premiums and
         limited partnerships..............................................       0.4       (7.9)     (13.6)
       Equity in net income of unconsolidated subsidiary...................      (1.2)     (35.6)     (45.5)
       Net investment losses (gains).......................................      28.1       78.1       86.9
       Charges assessed to policyholders...................................    (692.5)    (726.5)    (729.2)
       Acquisition costs deferred..........................................    (198.7)    (180.6)    (347.9)
       Amortization of deferred acquisition costs and intangibles..........     191.9      186.1      335.6
       Goodwill impairment.................................................     303.9         --      147.0
       Deferred income taxes...............................................     (21.7)      90.5      284.8
       Net increase (decrease) in trading securities, held-for-sale
         investments and derivative instruments............................      65.6      (83.6)     (62.5)
   Change in certain assets and liabilities:
       Accrued investment income and other assets..........................     (43.7)     (21.1)     (18.4)
       Insurance reserves..................................................     596.5      400.1      372.1
       Other liabilities, policy and contract claims and other policy-
         related balances..................................................      (7.3)      (0.9)      68.3
                                                                            ---------  ---------  ---------
   Net cash from operating activities......................................       6.5     (139.0)     (53.9)
                                                                            ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from maturities and repayments of investments:
       Fixed maturity securities...........................................   1,537.1    1,271.2    1,987.7
       Commercial mortgage loans...........................................     229.3      297.6      367.1
       Restricted commercial mortgage loans related to securitization
         entity............................................................        --       16.6       18.9
   Proceeds from sales of investments:
       Fixed maturity and equity securities................................     476.4    1,111.4    1,589.5
   Purchases and originations of investments:
       Fixed maturity and equity securities................................  (2,284.0)  (2,958.6)  (2,770.1)
       Commercial mortgage loans...........................................    (336.2)    (236.8)    (171.6)
   Other invested assets, net..............................................     (33.6)      11.5       66.4
   Purchase of subsidiary, net of cash acquired............................        --         --      (27.9)
                                                                            ---------  ---------  ---------
   Net cash from investing activities......................................    (411.0)    (487.1)   1,060.0
                                                                            ---------  ---------  ---------
Cash flows from financing activities:
   Deposits to universal life and investment contracts.....................   2,039.4    1,903.8    1,638.6
   Withdrawals from universal life and investment contracts................    (955.5)  (1,466.9)  (1,338.5)
   Redemption of non-recourse funding obligations..........................     (44.5)     (27.9)  (1,276.8)
   Repayment of borrowings related to securitization entity................        --      (64.6)     (21.9)
   Capital contribution from parent........................................        --         --       89.8
   Dividends paid..........................................................    (100.0)    (200.0)    (100.0)
   Other, net..............................................................      10.9      (12.4)      (5.6)
                                                                            ---------  ---------  ---------
   Net cash from financing activities......................................     950.3      132.0   (1,014.4)
                                                                            ---------  ---------  ---------
   Net change in cash and cash equivalents.................................     545.8     (494.1)      (8.3)
Cash and cash equivalents at beginning of period...........................     328.0      822.1      830.4
                                                                            ---------  ---------  ---------
Cash and cash equivalents at end of period................................. $   873.8  $   328.0  $   822.1
                                                                            =========  =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

(1) FORMATION AND NATURE OF BUSINESS

   (a) Formation

   The accompanying financial statements include on a consolidated basis the accounts of Genworth Life and Annuity Insurance Company ("GLAIC") and our affiliate companies in which we hold a majority voting interest or power to direct activities of a variable interest entity ("VIE"), which we refer to as the "Company," "we," "us" or "our" unless the context otherwise requires. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York ("GLICNY"), which is recorded under the equity method of accounting. As of December 31, 2014 and 2013, the carrying value of our investment in GLICNY was $600.9 million and $495.0 million, respectively, and was included in other invested assets. See note 20 for further discussion of our investment in GLICNY.

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries which include:
Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, Newco Properties, Inc. ("Newco"), Jamestown Life Insurance Company, River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II"), River Lake Insurance Company III ("River Lake III"), River Lake Insurance Company IV ("River Lake IV"), River Lake Insurance Company VI ("River Lake VI"), River Lake Insurance Company VII ("River Lake VII"), River Lake Insurance Company VIII ("River Lake VIII"), River Lake Insurance Company IX ("River Lake IX"), River Lake Insurance Company X ("River Lake X") and Rivermont Life Insurance Company I ("Rivermont I"). In 2013, Broad Street Real Estate Holding, LLC was merged into Newco. River Lake III was dissolved in 2012; see note 10 for additional information related to the dissolution.

   (b) Nature of Business

   We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

   Our U.S. Life Insurance segment includes products that are intended to provide protection against financial hardship primarily after the death of an insured, create dependable income streams for life or for a specified period of time, help save and invest to achieve financial goals and protect income and assets from other adverse economic impacts of significant health care costs. Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities for the retirement market. Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

   Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of: funding agreements,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

funding agreements backing notes ("FABNs") and guaranteed investment contracts ("GICs"). Most of our variable annuities include guaranteed minimum death benefits ("GMDBs"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWBs") and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept deposits on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.

   We distribute our products through an extensive network of independent brokerage general agencies throughout the United States and through financial intermediaries, insurance marketing organizations, independent broker/dealers, select banks and national brokerage and financial firms.

   We also have Corporate and Other activities which include other corporate income and expenses not allocated to the segments.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Our consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation. Any material subsequent events have been considered for recognition and/or disclosure through the filing date of the financial statements.

   (a) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues, but rather as deposits, and are included in liabilities for policyholder account balances.

   (b) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Income or losses upon call or prepayment of available-for-sale fixed maturity securities is recognized in net investment income, except for hybrid securities where the income or loss upon call is recognized in net investment gains and losses. Investment gains and losses are calculated on the basis of specific identification.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or that are backed by a U.S. agency) which cannot be contractually prepaid in such a manner that we would not recover a substantial portion of the initial investment, amortized cost of the security is adjusted to the amount that would have existed had the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

   (c) Policy Fees and Other Income

   Policy fees and other income consist primarily of insurance charges assessed on universal and term universal life insurance contracts and fees assessed against customer account values. For universal and term universal life insurance contracts, charges to policyholder accounts for cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder's and policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (d) Investment Securities

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities comprises primarily investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP"), benefit reserves and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets and primarily represent fixed maturity securities where we utilized the fair value option.

   Other-Than-Temporary Impairments On Available-For-Sale Securities

   As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

   We recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

  . we do not expect full recovery of our amortized cost based on the estimate of cash flows expected to be collected,

  .   we intend to sell a security or

  . it is more likely than not that we will be required to sell a security prior to recovery.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) ("OCI") and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of operations.

   Total other-than-temporary impairments are calculated as the difference between the amortized cost and fair value that emerged in the current period. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI ("non-credit"). Net other-than-temporary impairments recorded in net income
(loss) represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

   For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain
(loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

   To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security using the effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

   The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

   While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer, such as a downgrade to below investment grade. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity securities impairment model.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   (e) Fair Value Measurements

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

  .   Level 1--Quoted prices for identical instruments in active markets.

  . Level 2--Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .   Level 3--Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded derivatives and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

   Level 3 comprises financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments or embedded derivatives where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. See note 14 for additional information related to fair value measurements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   (f) Commercial Mortgage Loans

   The carrying value of commercial mortgage loans is stated at original cost, net of principal payments, amortization and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are deferred and amortized on an effective yield basis over the term of the loan. Commercial mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date.

   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that we will be unable to collect all amounts due, we consider current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

   We evaluate the impairment of commercial mortgage loans first on an individual loan basis. If an individual loan is not deemed impaired, then we evaluate the remaining loans collectively to determine whether an impairment should be recorded.

   For individually impaired loans, we record an impairment charge when it is probable that a loss has been incurred. The impairment is recorded as an increase in the allowance for loan losses. All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible.

   For loans that are not individually impaired where we evaluate the loans collectively, the allowance for loan losses is maintained at a level that we determine is adequate to absorb estimated probable incurred losses in the loan portfolio. Our process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions that would result in a loss in the loan portfolio over the next 12 months. Key inputs into our evaluation include debt service coverage ratios, loan-to-value, property-type, occupancy levels, geographic region, and probability weighting of the scenarios generated by the model. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements. Additions and reductions to the allowance through periodic provisions or benefits are recorded in net investment gains (losses).

   For commercial mortgage loans classified as held-for-sale, each loan is carried at the lower of cost or market and is included in commercial mortgage loans in our consolidated balance sheets. See note 3 for additional disclosures related to commercial mortgage loans.

   (g) Securities Lending Activity

   We engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. We are currently indemnified against counterparty credit risk by the intermediary.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   Under the securities lending program, the borrower is required to provide collateral, which can consist of cash or government securities, on a daily basis in amounts equal to or exceeding 102% of the applicable securities loaned. Currently, we only accept cash collateral from borrowers under the program. Cash collateral received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in a money market fund approved by the National Association of Insurance Commissioners ("NAIC"), U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities. As of December 31, 2014 and 2013, the fair value of securities loaned under our securities lending program was $59.5 million and $55.1 million, respectively. As of December 31, 2014 and 2013, the fair value of collateral held under our securities lending program was $61.8 million and $58.0 million, respectively, and the offsetting obligation to return collateral of $61.8 million and $58.0 million, respectively, was included in other liabilities in the consolidated balance sheets. We did not have any non-cash collateral provided by the borrower in our securities lending program as of December 31, 2014 and 2013.

   (h) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (i) Deferred Acquisition Costs

   Acquisition costs include costs that are directly related to the successful acquisition of new or renewal insurance contracts. Acquisition costs are deferred and amortized to the extent they are recoverable from future profits.

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions and for contracts issued, certain other costs such as underwriting, medical inspection and issuance expenses. DAC for traditional long-duration insurance contracts, including term life, is amortized as a level percentage of premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity and expenses, established when the contract is issued. Amortization is adjusted each period to reflect actual lapse.

   Amortization for deferred annuity and universal life insurance contracts is based on expected gross profits. Expected gross profits are adjusted quarterly to reflect actual experience to date or for changes in underlying assumptions relating to future gross profits. Estimates of gross profits for DAC amortization are based on assumptions including interest rates, policyholder persistency or lapses, insured life expectancy or longevity and expenses.

   Short-Duration Contracts. Acquisition costs primarily consist of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review our assumptions and test DAC for recoverability at least annually. For deferred annuity and universal life insurance contracts, if the present value of expected future gross profits is less than the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

unamortized DAC for a line of business, a charge to income (loss) is recorded for additional DAC amortization. For traditional long-duration and short-duration contracts, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for additional DAC amortization or for increased benefit reserves. See note 5 for additional information related to DAC including loss recognition and recoverability.

   (j) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review our PVFP assumptions and periodically test PVFP for recoverability similar to our treatment of DAC. For the years ended
December 31, 2014, 2013 and 2012, no charges to income (loss) were recorded as a result of our PVFP recoverability or loss recognition testing. See note 6 for additional information related to PVFP.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed five years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment using a qualitative or quantitative assessment and are written down to fair value as required.

   (k) Goodwill

   Goodwill is not amortized but is tested for impairment annually or between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. We are permitted to utilize a qualitative impairment assessment if the fair value of the reporting unit is not more likely than not lower than its carrying value. If a qualitative impairment assessment is not performed, we are required to determine the fair value of the reporting unit. The determination of fair value requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business, one level below that operating segment (the "component" level) if discrete financial

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

information is prepared and regularly reviewed by management at the component level. If the reporting unit's fair value is below its carrying value, we must determine the amount of implied goodwill that would be established if the reporting unit was hypothetically purchased on the impairment assessment date. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds the amount of implied goodwill.

   The determination of fair value for our reporting units is primarily based on an income approach whereby we use discounted cash flows for each reporting unit. When available, and as appropriate, we use market approaches or other valuation techniques to corroborate discounted cash flow results. The discounted cash flow model used for each reporting unit is based on either operating income or statutory distributable income, depending on the reporting unit being valued.

   The cash flows used to determine fair value are dependent on a number of significant management assumptions based on our historical experience, our expectations of future performance and expected economic environment. Our estimates are subject to change given the inherent uncertainty in predicting future performance and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, new product introductions and specific industry and market conditions. Additionally, the discount rate used in our discounted cash flow approach is based on management's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows.

   See note 6 for additional information related to goodwill and impairments recorded.

   (l) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. Amounts received from reinsurers that represent recovery of acquisition costs are netted against DAC so that the net amount is capitalized. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (m) Derivatives

   Derivative instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets;
(iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value or cash flow). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income (loss).

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is no longer probable that the forecasted transaction will occur.

   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income (loss). When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried in the consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income (loss). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income (loss); however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income (loss) when income (loss) is impacted by the variability of the cash flow of the hedged item.

   For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income (loss). In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income (loss). When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in current period income (loss).

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in current period income (loss). If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried in the consolidated balance sheets at fair value, with changes in fair value recognized in current period income (loss).

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The majority of our derivative arrangements require the posting of collateral upon meeting certain net exposure thresholds. The amounts recognized for derivative counterparty collateral received by us was recorded in cash and cash equivalents with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us. We also receive non-cash collateral that is not recognized in our balance sheet unless we exercise our right to sell or re-pledge the underlying asset. As of December 31, 2014, the fair value of non-cash collateral received was $11.2 million and the underlying assets were not sold or re-pledged. We had no non-cash collateral as of December 31, 2013. Additionally, we have pledged $0.3 million of fixed maturity securities as of December 31, 2014. No fixed maturity securities were pledged as of December 31, 2013. We have not pledged any cash as collateral to derivative counterparties. Fixed maturity securities that we pledge as collateral remain on our balance sheet within fixed maturity securities available-for-sale. Any cash collateral pledged to a derivative counterparty is derecognized with a receivable recorded in other assets for the right to receive our cash collateral back from the counterparty.

   (n) Separate Accounts and Related Insurance Obligations

   Separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the contractholders and are reflected in our consolidated balance sheets at fair value, reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves. Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of operations. There were no gains or losses on transfers of assets from the general account to the separate account.

   We offer certain minimum guarantees associated with our variable annuity contracts. Our variable annuity contracts usually contain a basic GMDB which provides a minimum benefit to be paid upon the annuitant's death equal to the larger of account value and the return of net deposits. Some variable annuity contracts permit contractholders to purchase through riders, at an additional charge, enhanced death benefits such as the highest contract anniversary value ("ratchets"), accumulated net deposits at a stated rate ("rollups"), or combinations thereof.

   Additionally, some of our variable annuity contracts provide the contractholder with living benefits such as a GMWB or certain types of guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit base each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation.

   Most of our reserves for additional insurance and annuitization benefits are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience. The projections utilize stochastic scenarios of separate account returns incorporating reversion to the mean, as well as assumptions for mortality and lapses. Some of our minimum guarantees, mainly GMWBs, are accounted for as embedded derivatives; see notes 4 and 14 for additional information on these embedded derivatives and related fair value measurement disclosures.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   (o) Insurance Reserves

   Future Policy Benefits

   The liability for future policy benefits is equal to the present value of expected benefits and expenses less the present value of expected future net premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity, insured morbidity (i.e., frequency and severity of claim) and expenses, all of which are locked-in at the time the policies are issued or acquired.

   The liability for future policy benefits is evaluated at least annually to determine if a premium deficiency exists. Loss recognition testing is generally performed at the line of business level, with acquired blocks and certain reinsured blocks tested separately. If the liability for future policy benefits plus the current present value of expected future premiums is less than the current present value of expected future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for accelerated DAC amortization and, if necessary, a premium deficiency reserve is established. If a charge is recorded, DAC amortization and the liability for future policy benefits are measured using updated assumptions, which become the new locked-in assumptions utilized going forward unless another premium deficiency charge is recorded.

   We are also required to accrue additional future policy benefit reserves when the overall reserve is adequate, but profits are projected in earlier years followed by losses projected in later years. When this pattern of profits followed by losses exists, we would increase reserves in the profitable years by the amounts necessary to offset losses in later years.

   For level premium term life insurance products, we floor the liability for future policy benefits on each policy at zero.

   Estimates and actuarial assumptions used for establishing the liability for future policy benefits and in loss recognition testing involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for future policy benefits and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition. The risk that our claims experience may differ significantly from our pricing and valuation assumptions.

   Policyholder Account Balances

   The liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date for investment-type and universal life insurance contracts. We are also required to establish additional benefit reserves for guarantees or product features in addition to the contract value where the additional benefit reserves are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience.

   Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of:
(a) claims that have been reported to the insurer; (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Our liability for policy and contract claims is reviewed regularly, with changes in our estimates of future claims recorded through net income (loss). Estimates and actuarial assumptions used for establishing the liability for policy and contract claims involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for policy and contract claims and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed periodically and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (q) Unearned Premiums

   For single premium insurance contracts, we recognize premiums over the policy life in accordance with the expected pattern of risk emergence. We recognize a portion of the revenue in premiums earned in the current period, while the remaining portion is deferred as unearned premiums and earned over time in accordance with the expected pattern of risk emergence. If single premium policies are cancelled and the premium is non-refundable, then the remaining unearned premium related to each cancelled policy is recognized to earned premiums upon notification of the cancellation. Expected pattern of risk emergence on which we base premium recognition is inherently judgmental and is based on actuarial analysis of historical experience.

   (r) Income Taxes

   We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in income (loss) in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on our assessment of the realizability of such amounts.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   Effective with the period beginning January 1, 2011, the Company elected to be included in a U.S. consolidated income tax return with its ultimate parent, Genworth as the common parent of the consolidated group (the "life/non-life consolidated return"). Prior to 2011, the Company was included in a U.S. consolidated income tax return with its immediate parent, GLIC as the common parent of the consolidated group (the "life/life consolidated return"). The tax sharing agreement previously applicable to the life/life consolidated return was terminated with the filing of the life/non-life consolidated return and those entities adopted the Genworth tax sharing agreement (hereinafter the "life/non-life tax sharing agreement"). The two agreements were identical in all material respects. The life/non-life tax sharing agreement was provided to the appropriate state insurance regulators for approval. Intercompany balances relating to the impacts of the life/non-life tax sharing agreement were settled with the Company after approval was received from the insurance regulators. Intercompany balances under all agreements are settled at least annually.

   Additionally, we entered into new tax sharing agreements with certain of our subsidiaries, whereby we are required to provide certain amounts of capital or a letter of credit to those subsidiaries upon the event that we or Genworth Holdings, Inc. is downgraded below certain ratings levels by Standard & Poor's and Moody's Investors Service, Inc. We secured irrevocable letters of credit from the Federal Home Loan Bank ("FHLB") of Atlanta for $582.8 million to meet its obligations under these provisions. The letters of credit automatically renew annually through May 2019, unless notice of termination is provided by the issuer of the letter of credit at least 60 days prior to the then applicable expiration date.

   We are party to an assumption agreement with our indirect parent company, Genworth North America Corporation ("GNA"), whereby GNA assumes responsibility for any tax contingencies that are identified with respect to years ending on or before December 31, 2009 (that will not give rise to future reversals) on our behalf. These contingencies are reflected as an expense of the Company when incurred and are included in current tax expense. We recognize the corresponding amount as a change in stockholder's equity since the liability for the contingency is assumed by GNA.

   (s) Variable Interest Entities

   We are involved in certain entities that are considered VIEs as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE's economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders, as well as which party has the power to direct activities that most significantly impact the performance of the VIEs.

   Our primary involvement related to VIEs includes securitization transactions.

   For certain securitization transactions, we were the transferor of certain assets that were sold to a newly created VIE but did not retain any beneficial interest in the VIE other than acting as the servicer of the underlying assets.

   See note 15 for additional information related to this consolidated entity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   (t) Accounting Changes

   Investment Companies

   On January 1, 2014, we adopted new accounting guidance on the scope, measurement and disclosure requirements for investment companies. The new guidance clarified the characteristics of an investment company, provided comprehensive guidance for assessing whether an entity is an investment company, required investment companies to measure noncontrolling ownership interest in other investment companies at fair value rather than using the equity method of accounting and required additional disclosures. The adoption of this accounting guidance did not have any impact on our consolidated financial statements.

   Benchmarking Interest Rates Used When Applying Hedge Accounting

   In July 2013, we adopted new accounting guidance to provide additional flexibility in the benchmark interest rates used when applying hedge accounting. The new guidance permits the use of the Federal Funds Effective Swap Rate as a benchmark interest rate for hedge accounting purposes and removes certain restrictions on being able to apply hedge accounting for similar hedges using different benchmark interest rates. The adoption of this accounting guidance did not have a material impact on our consolidated financial statements.

   Offsetting Assets And Liabilities

   On January 1, 2013, we adopted new accounting guidance for disclosures about offsetting assets and liabilities. This guidance requires an entity to disclose information about offsetting and related arrangements to enable users to understand the effect of those arrangements on its financial position. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

   Reclassification Of Items Out Of Accumulated Other Comprehensive Income

   On January 1, 2013, we adopted new accounting guidance related to the presentation of the reclassification of items out of accumulated other comprehensive income into net income. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

   Testing Indefinite-Lived Intangible Assets For Impairment

   On October 1, 2012, we adopted new accounting guidance on testing indefinite-lived intangible assets for impairment. The new guidance permits the use of a qualitative assessment prior to, and potentially instead of, the quantitative impairment test for indefinite-lived intangible assets. The adoption of this accounting guidance did not have an impact on our consolidated financial statements.

   Fair Value Measurements

   On January 1, 2012, we adopted new accounting guidance related to fair value measurements. This new accounting guidance clarified existing fair value measurement requirements and changed certain fair value measurement principles and disclosure requirements. The adoption of this accounting guidance impacted our disclosures only and did not impact our consolidated results.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   (u) Accounting Pronouncements Not Yet Adopted

   In August 2014, the Financial Accounting Standards Board (the "FASB") issued new accounting guidance related to measuring the financial assets and financial liabilities of a consolidated collateralized financing entity. The guidance is intended to address the accounting for the measurement difference between the fair value of financial assets and the fair value of financial liabilities of a collateralized financing entity. The new guidance provides an alternative whereby a reporting entity could measure the financial assets and financial liabilities of the collateralized financing entity in its consolidated financial statements using the more observable of the fair values. This guidance is effective for us on January 1, 2016, with early adoption permitted as of the beginning of an annual reporting period. We plan to early adopt this new guidance during 2015 and do not expect any impact on our consolidated financial statements.

   In June 2014, the FASB issued new accounting guidance related to the accounting for repurchase-to-maturity transactions and repurchase financings, and added disclosure requirements for all repurchase agreements, securities lending transactions and repurchase-to-maturity transactions. The new guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing such that they will be consistent with secured borrowing accounting. In addition, the guidance requires new disclosures for all repurchase agreements and securities lending transactions. We do not have repurchase-to-maturity transactions or repurchase agreements, but have securities lending transactions that will be subject to additional disclosures. These new requirements will be effective for us on January 1, 2015 and early adoption is not permitted. This new guidance will only impact our disclosures.

   In May 2014, the FASB issued new accounting guidance related to revenue from contracts with customers. The key principle of the new guidance is that entities should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. The guidance also includes disclosure requirements that provide information about the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The guidance is effective for us on January 1, 2017 and early adoption is not permitted. Insurance contracts are specifically excluded from this new guidance, however, there is uncertainty whether investment contracts are subject to this new guidance, which could result in a significant change in revenue recognition for these contracts. As such, we are still in the process of evaluating the impact, if any, the guidance may have on our consolidated financial statements.

   In January 2014, the FASB issued new accounting guidance related to the accounting for investments in affordable housing projects that qualify for the low-income housing tax credit. The new guidance permits reporting entities to make an accounting policy election to account for investments in qualified affordable housing projects by amortizing the initial cost of the investment in proportion to the tax benefits received and recognize the net investment performance as a component of income tax expense (called the proportional amortization method) if certain conditions are met. The new guidance requires use of the equity method or cost method for investments in qualified affordable housing projects not accounted for using the proportional amortization method. This new guidance will be effective for us and we will adopt the guidance on January 1, 2015. We do not expect this new guidance to have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


(3) INVESTMENTS

   (a) Net Investment Income

   Sources of net investment income were as follows for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                        2014    2013    2012
---------------------                                                       ------  ------  ------
Fixed maturity securities--taxable......................................... $560.4  $541.7  $541.6
Fixed maturity securities--non-taxable.....................................    2.7     0.7      --
Commercial mortgage loans..................................................   91.7    95.2   101.0
Restricted commercial mortgage loans related to securitization entity/(1)/.     --     6.0     7.3
Equity securities..........................................................    2.2     2.5     1.7
Other invested assets......................................................   24.6    32.6    28.9
Policy loans...............................................................   31.1    31.9    31.6
Cash, cash equivalents and short-term investments..........................    0.2     0.5     0.2
                                                                            ------  ------  ------
   Gross investment income before expenses and fees........................  712.9   711.1   712.3
Expenses and fees..........................................................  (18.3)  (19.3)  (18.4)
                                                                            ------  ------  ------
   Net investment income................................................... $694.6  $691.8  $693.9
                                                                            ======  ======  ======

--------
/(1)/See note 15 for additional information related to our consolidated securitization entity.

   (b) Net Investment Gains (Losses)

   The following table sets forth net investment gains (losses) for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                             2014    2013    2012
---------------------                                                            ------  ------  ------
Available-for-sale securities:
   Realized gains............................................................... $ 35.3  $ 56.5  $ 46.9
   Realized losses..............................................................   (9.3)  (64.1)  (42.0)
                                                                                 ------  ------  ------
   Net realized gains (losses) on available-for-sale securities.................   26.0    (7.6)    4.9
                                                                                 ------  ------  ------
Impairments:
   Total other-than-temporary impairments.......................................   (3.1)   (2.4)  (24.0)
   Portion of other-than-temporary impairments included in other comprehensive
     income (loss)..............................................................   (0.5)   (3.8)  (25.0)
                                                                                 ------  ------  ------
   Net other-than-temporary impairments.........................................   (3.6)   (6.2)  (49.0)
                                                                                 ------  ------  ------
Derivative instruments/(1)/.....................................................  (93.6)  (27.5)  (45.9)
Commercial mortgage loans.......................................................    3.2     2.9     0.2
Trading securities..............................................................   39.8   (36.8)    4.0
Net gains related to securitization entity/(2)/.................................     --     0.1    (1.1)
Other...........................................................................    0.1    (3.0)     --
                                                                                 ------  ------  ------
   Net investment gains (losses)................................................ $(28.1) $(78.1) $(86.9)
                                                                                 ======  ======  ======

--------
/(1)/See note 4 for additional information on the impact of derivative instruments included in net investment gains (losses).
/(2)/See note 15 for additional information related to our consolidated securitization entity.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The aggregate fair value of securities sold at a loss during the years ended December 31, 2014, 2013 and 2012 was $210.5 million, $548.5 million and $425.9 million, respectively, which was approximately 96.0%, 90.1% and 92.7%, respectively, of book value.

   The following represents the activity for credit losses recognized in net income (loss) on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                  2014    2013     2012
---------------------                                                 -----  -------  -------
Beginning balance.................................................... $22.4  $ 165.9  $ 301.3
Additions:
   Other-than-temporary impairments not previously recognized........   0.7      2.1      7.0
   Increases related to other-than-temporary impairments previously
     recognized......................................................   0.4      2.6     24.1
Reductions:
   Securities sold, paid down or disposed............................  (4.3)  (148.2)  (166.5)
                                                                      -----  -------  -------
Ending balance....................................................... $19.2  $  22.4  $ 165.9
                                                                      =====  =======  =======

   (c) Unrealized Investment Gains and Losses

   Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income
(loss) were as follows as of December 31:

(AMOUNTS IN MILLIONS)                                      2014      2013     2012
---------------------                                    --------  -------  --------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities............................ $  996.3  $ 405.5  $1,080.8
   Equity securities....................................      0.3     (1.5)      1.5
   Investment in unconsolidated subsidiary..............    106.1     45.4     118.2
                                                         --------  -------  --------
       Subtotal.........................................  1,102.7    449.4   1,200.5
Adjustments to DAC, PVFP and benefit reserves...........   (541.2)  (235.6)   (493.5)
Income taxes, net.......................................   (160.9)   (59.4)   (208.4)
                                                         --------  -------  --------
Net unrealized investment gains (losses)................ $  400.6  $ 154.4  $  498.6
                                                         ========  =======  ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                                   2014     2013     2012
---------------------                                                                 -------  -------  -------
Beginning balance.................................................................... $ 154.4  $ 498.6  $ 190.2
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities................................   675.7   (764.9)   572.6
   Adjustment to DAC.................................................................  (133.0)    77.9    (34.2)
   Adjustment to PVFP................................................................   (69.9)    74.4    (23.9)
   Adjustment to sales inducements...................................................    (2.2)     0.9     (0.4)
   Adjustment to benefit reserves....................................................  (100.5)   104.7   (101.0)
   Provision for income taxes........................................................  (109.3)   153.8   (133.3)
                                                                                      -------  -------  -------
       Change in unrealized gains (losses) on investment securities..................   260.8   (353.2)   279.8
Reclassification adjustments to net investment (gains) losses, net of taxes of $7.8,
  $(4.8) and $(15.5).................................................................   (14.6)     9.0     28.6
                                                                                      -------  -------  -------
Ending balance....................................................................... $ 400.6  $ 154.4  $ 498.6
                                                                                      =======  =======  =======

   (d) Fixed Maturity and Equity Securities

   As of December 31, 2014, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                   GROSS UNREALIZED GAINS      GROSS UNREALIZED LOSSES
                                                 --------------------------- --------------------------
                                       AMORTIZED NOT OTHER-THAN- OTHER-THAN- NOT OTHER-THAN- OTHER-THAN-
                                        COST OR    TEMPORARILY   TEMPORARILY   TEMPORARILY   TEMPORARILY   FAIR
(AMOUNTS IN MILLIONS)                    COST       IMPAIRED      IMPAIRED      IMPAIRED      IMPAIRED     VALUE
---------------------                  --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
   U.S. government, agencies and
     government-sponsored
     enterprises...................... $   874.0    $  149.5        $ --         $ (0.1)        $  --    $ 1,023.4
   Tax-exempt.........................      56.9         6.5          --             --            --         63.4
   Government--non-U.S................     175.8        22.3          --           (0.2)           --        197.9
   U.S. corporate.....................   6,242.9       606.7          --          (26.9)           --      6,822.7
   Corporate--non-U.S.................   2,243.4       138.1          --          (26.3)           --      2,355.2
   Residential mortgage-backed........   1,526.1       123.9         3.1           (8.4)         (0.1)     1,644.6
   Commercial mortgage-backed.........     881.3        32.7         2.8           (4.7)           --        912.1
   Other asset-backed.................   1,501.4         3.6          --          (26.2)           --      1,478.8
                                       ---------    --------        ----         ------         -----    ---------
       Total fixed maturity
         securities...................  13,501.8     1,083.3         5.9          (92.8)         (0.1)    14,498.1
Equity securities.....................      51.9         1.5          --           (1.2)           --         52.2
                                       ---------    --------        ----         ------         -----    ---------
       Total available-for- sale
         securities................... $13,553.7    $1,084.8        $5.9         $(94.0)        $(0.1)   $14,550.3
                                       =========    ========        ====         ======         =====    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   As of December 31, 2013, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                   GROSS UNREALIZED GAINS      GROSS UNREALIZED LOSSES
                                                 --------------------------- --------------------------
                                       AMORTIZED NOT OTHER-THAN- OTHER-THAN- NOT OTHER-THAN- OTHER-THAN-
                                        COST OR    TEMPORARILY   TEMPORARILY   TEMPORARILY   TEMPORARILY   FAIR
(AMOUNTS IN MILLIONS)                    COST       IMPAIRED      IMPAIRED      IMPAIRED      IMPAIRED     VALUE
---------------------                  --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
   U.S. government, agencies and
     government-sponsored
     enterprises...................... $   922.3     $ 70.3         $ --         $ (14.0)       $  --    $   978.6
   Tax-exempt.........................      46.6        0.4           --            (1.0)          --         46.0
   Government--non-U.S................     179.3       15.4           --            (1.2)          --        193.5
   U.S. corporate.....................   5,952.9      345.0           --           (97.2)          --      6,200.7
   Corporate--non-U.S.................   2,241.1      114.8           --           (39.3)          --      2,316.6
   Residential mortgage-backed........   1,519.3       75.2          2.4           (30.9)        (0.6)     1,565.4
   Commercial mortgage-backed.........     934.4       18.2          0.7           (27.2)        (0.5)       925.6
   Other asset-backed.................   1,401.1        4.6           --           (29.6)          --      1,376.1
                                       ---------     ------         ----         -------        -----    ---------
       Total fixed maturity
         securities...................  13,197.0      643.9          3.1          (240.4)        (1.1)    13,602.5
Equity securities.....................      46.9        2.7           --            (4.2)          --         45.4
                                       ---------     ------         ----         -------        -----    ---------
       Total available-for- sale
         securities................... $13,243.9     $646.6         $3.1         $(244.6)       $(1.1)   $13,647.9
                                       =========     ======         ====         =======        =====    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2014:

                                            LESS THAN 12 MONTHS             12 MONTHS OR MORE                     TOTAL
                                       ------------------------------ ------------------------------  --------------------
                                                  GROSS      NUMBER              GROSS       NUMBER              GROSS
                                        FAIR    UNREALIZED     OF      FAIR    UNREALIZED      OF      FAIR    UNREALIZED
(DOLLAR AMOUNTS IN MILLIONS)            VALUE     LOSSES   SECURITIES  VALUE   LOSSES/(1)/ SECURITIES  VALUE   LOSSES/(2)/
----------------------------           -------- ---------- ---------- -------- ----------  ---------- -------- ----------
DESCRIPTION OF SECURITIES
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored
     enterprises...................... $     --   $   --       --     $    6.4   $ (0.1)        6     $    6.4   $ (0.1)
    Government--non-U.S...............      1.7     (0.1)       2          2.1     (0.1)        1          3.8     (0.2)
    U.S. corporate....................    746.9    (12.2)     127        399.0    (14.7)       92      1,145.9    (26.9)
    Corporate--non-U.S................    388.2    (18.0)      72        218.5     (8.3)       35        606.7    (26.3)
    Residential mortgage-
     backed...........................     38.3     (0.2)       9        167.1     (8.3)       56        205.4     (8.5)
    Commercial mortgage-
     backed...........................    106.1     (0.5)      12        145.7     (4.2)       29        251.8     (4.7)
    Other asset-backed................    678.5     (4.5)      89        258.8    (21.7)       31        937.3    (26.2)
                                       --------   ------      ---     --------   ------       ---     --------   ------
    Subtotal, fixed maturity
     securities.......................  1,959.7    (35.5)     311      1,197.6    (57.4)      250      3,157.3    (92.9)
Equity securities.....................       --       --       --         19.5     (1.2)        3         19.5     (1.2)
                                       --------   ------      ---     --------   ------       ---     --------   ------
Total for securities in an unrealized
 loss position........................ $1,959.7   $(35.5)     311     $1,217.1   $(58.6)      253     $3,176.8   $(94.1)
                                       ========   ======      ===     ========   ======       ===     ========   ======
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost......... $1,952.4   $(33.2)     309     $1,147.8   $(38.4)      241     $3,100.2   $(71.6)
    20%-50% Below cost................      7.3     (2.3)       2         49.8    (19.0)        9         57.1    (21.3)
                                       --------   ------      ---     --------   ------       ---     --------   ------
    Total fixed maturity
     securities.......................  1,959.7    (35.5)     311      1,197.6    (57.4)      250      3,157.3    (92.9)
                                       --------   ------      ---     --------   ------       ---     --------   ------
% Below cost--equity securities:
    (less than)20% Below cost.........       --       --       --         19.5     (1.2)        3         19.5     (1.2)
                                       --------   ------      ---     --------   ------       ---     --------   ------
    Total equity securities...........       --       --       --         19.5     (1.2)        3         19.5     (1.2)
                                       --------   ------      ---     --------   ------       ---     --------   ------
Total for securities in an unrealized
 loss position........................ $1,959.7   $(35.5)     311     $1,217.1   $(58.6)      253     $3,176.8   $(94.1)
                                       ========   ======      ===     ========   ======       ===     ========   ======
Investment grade...................... $1,763.5   $(23.4)     267     $1,124.0   $(52.7)      217     $2,887.5   $(76.1)
Below investment grade /(3)/..........    196.2    (12.1)      44         93.1     (5.9)       36        289.3    (18.0)
                                       --------   ------      ---     --------   ------       ---     --------   ------
Total for securities in an unrealized
 loss position........................ $1,959.7   $(35.5)     311     $1,217.1   $(58.6)      253     $3,176.8   $(94.1)
                                       ========   ======      ===     ========   ======       ===     ========   ======

                                       ----------
                                         NUMBER
                                           OF
(DOLLAR AMOUNTS IN MILLIONS)           SECURITIES
----------------------------           ----------
DESCRIPTION OF SECURITIES
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored
     enterprises......................      6
    Government--non-U.S...............      3
    U.S. corporate....................    219
    Corporate--non-U.S................    107
    Residential mortgage-
     backed...........................     65
    Commercial mortgage-
     backed...........................     41
    Other asset-backed................    120
                                          ---
    Subtotal, fixed maturity
     securities.......................    561
Equity securities.....................      3
                                          ---
Total for securities in an unrealized
 loss position........................    564
                                          ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost.........    550
    20%-50% Below cost................     11
                                          ---
    Total fixed maturity
     securities.......................    561
                                          ---
% Below cost--equity securities:
    (less than)20% Below cost.........      3
                                          ---
    Total equity securities...........      3
                                          ---
Total for securities in an unrealized
 loss position........................    564
                                          ===
Investment grade......................    484
Below investment grade /(3)/..........     80
                                          ---
Total for securities in an unrealized
 loss position........................    564
                                          ===

--------
/(1)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for 12 months or more included $0.1 million of unrealized losses on other-than-temporarily impaired securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   As indicated in the table above, the majority of the securities in a continuous unrealized loss position for less than 12 months were investment grade and less than 20% below cost. These unrealized losses were primarily attributable to lower credit ratings since acquisition for corporate securities across various industry sectors. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 1.8% as of December 31, 2014.

   Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

   Of the $38.4 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was "A-" and approximately 88.3% of the unrealized losses were related to investment grade securities as of December 31, 2014. These unrealized losses were attributable to the lower credit ratings for these securities since acquisition, primarily associated with structured securities and corporate securities in the utilities and energy and industrial sectors. The average fair value percentage below cost for these securities was approximately 3.2% as of December 31, 2014. See below for additional discussion related to fixed maturity securities that have been in a continuous loss position for 12 months or more with a fair value that was more than 20% below cost.

   The following tables present the concentration of gross unrealized losses and fair values of fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by asset class as of December 31, 2014:

                                                             INVESTMENT GRADE
                               -----------------------------------------------------------------------------
                                             20% TO 50%                          GREATER THAN 50%
                               -------------------------------------- --------------------------------------
                                                % OF TOTAL                             % OF TOTAL
                                       GROSS      GROSS                       GROSS      GROSS
                               FAIR  UNREALIZED UNREALIZED NUMBER OF  FAIR  UNREALIZED UNREALIZED NUMBER OF
(DOLLAR AMOUNTS IN MILLIONS)   VALUE   LOSSES     LOSSES   SECURITIES VALUE   LOSSES     LOSSES   SECURITIES
----------------------------   ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   Structured securities:
       Residential
         mortgage-backed...... $ 0.5   $ (0.4)      0.4%       1       $--     $--         --%        --
       Other asset-backed.....  47.0    (17.1)     18.2        4        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total structured
         securities...........  47.5    (17.5)     18.6        5        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
Total......................... $47.5   $(17.5)     18.6%       5       $--     $--         --%        --
                               =====   ======      ====        =       ===     ===         ==         ==

                                                          BELOW INVESTMENT GRADE
                               -----------------------------------------------------------------------------
                                             20% TO 50%                          GREATER THAN 50%
                               -------------------------------------- --------------------------------------
                                                % OF TOTAL                             % OF TOTAL
                                       GROSS      GROSS                       GROSS      GROSS
                               FAIR  UNREALIZED UNREALIZED NUMBER OF  FAIR  UNREALIZED UNREALIZED NUMBER OF
(DOLLAR AMOUNTS IN MILLIONS)   VALUE   LOSSES     LOSSES   SECURITIES VALUE   LOSSES     LOSSES   SECURITIES
----------------------------   ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   Structured securities:
       Residential
         mortgage-backed...... $ 0.6   $ (0.2)      0.2%       3       $--     $--         --%        --
       Other asset-backed.....   1.7     (1.3)      1.4        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total structured
         securities...........   2.3     (1.5)      1.6        4        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
Total......................... $ 2.3   $ (1.5)      1.6%       4       $--     $--         --%        --
                               =====   ======      ====        =       ===     ===         ==         ==

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   For all securities in an unrealized loss position, we expect to recover the amortized cost based on our estimate of cash flows to be collected. We do not intend to sell and it is not more likely than not that we will be required to sell these securities prior to recovering our amortized cost. See the following for further discussion of gross unrealized losses by asset class.

   Structured Securities

   None of the $19.0 million of unrealized losses related to structured securities that have been in an unrealized loss position for 12 months or more and were more than 20% below cost related to other-than-temporarily impaired securities where the unrealized losses represented the portion of the other-than-temporary impairment recognized in OCI. The extent and duration of the unrealized loss position on our structured securities was primarily due to credit spreads that have widened since acquisition. Additionally, the fair value of certain structured securities has been impacted from high risk premiums being incorporated into the valuation as a result of the amount of potential losses that may be absorbed by the security in the event of additional deterioration in the U.S. economy.

   While we considered the length of time each security had been in an unrealized loss position, the extent of the unrealized loss position and any significant declines in fair value subsequent to the balance sheet date in our evaluation of impairment for each of these individual securities, the primary factor in our evaluation of impairment is the expected performance for each of these securities. Our evaluation of expected performance is based on the historical performance of the associated securitization trust as well as the historical performance of the underlying collateral. Our examination of the historical performance of the securitization trust included consideration of the following factors for each class of securities issued by the trust: i) the payment history, including failure to make scheduled payments; ii) current payment status; iii) current and historical outstanding balances; iv) current levels of subordination and losses incurred to date; and v) characteristics of the underlying collateral. Our examination of the historical performance of the underlying collateral included: i) historical default rates, delinquency rates, voluntary and involuntary prepayments and severity of losses, including recent trends in this information; ii) current payment status; iii) loan to collateral value ratios, as applicable; iv) vintage; and v) other underlying characteristics such as current financial condition.

   We used our assessment of the historical performance of both the securitization trust and the underlying collateral for each security, along with third-party sources, when available, to develop our best estimate of cash flows expected to be collected. These estimates reflect projections for future delinquencies, prepayments, defaults and losses for the assets that collateralize the securitization trust and are used to determine the expected cash flows for our security, based on the payment structure of the trust. Our projection of expected cash flows is primarily based on the expected performance of the underlying assets that collateralize the securitization trust and is not directly impacted by the rating of our security. While we consider the rating of the security as an indicator of the financial condition of the issuer, this factor does not have a significant impact on our expected cash flows for each security. In limited circumstances, our expected cash flows include expected payments from reliable financial guarantors where we believe the financial guarantor will have sufficient assets to pay claims under the financial guarantee when the cash flows from the securitization trust are not sufficient to make scheduled payments. We then discount the expected cash flows using the effective yield of each security to determine the present value of expected cash flows.

   Based on this evaluation, the present value of expected cash flows was greater than or equal to the amortized cost for each security. Accordingly, we determined that the unrealized losses on each of our structured securities represented temporary impairments as of December 31, 2014.

   Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of structured securities and future write-downs within our portfolio of structured securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2013:

                                         LESS THAN 12 MONTHS            12 MONTHS OR MORE                    TOTAL
                                    ------------------------------ ----------------------------  ------------------------------
                                               GROSS                        GROSS                           GROSS
                                     FAIR    UNREALIZED NUMBER OF  FAIR   UNREALIZED  NUMBER OF   FAIR    UNREALIZED  NUMBER OF
(DOLLAR AMOUNTS IN MILLIONS)         VALUE     LOSSES   SECURITIES VALUE  LOSSES/(1)/ SECURITIES  VALUE   LOSSES/(2)/ SECURITIES
----------------------------        -------- ---------- ---------- ------ ----------  ---------- -------- ----------  ----------
DESCRIPTION OF SECURITIES
    Fixed maturity securities:
     U.S. government,
     agencies and
     government-sponsored
     enterprises................... $  104.6  $  (7.8)      24     $ 15.9   $ (6.2)        3     $  120.5  $ (14.0)       27
    Tax-exempt.....................     28.9     (1.0)       9         --       --        --         28.9     (1.0)        9
    Government--non-U.S............     19.7     (1.0)       3        2.0     (0.2)        1         21.7     (1.2)        4
    U.S. corporate.................  1,337.2    (71.4)     312      180.7    (25.8)       38      1,517.9    (97.2)      350
    Corporate--non-U.S.............    515.3    (30.0)      87       90.4     (9.3)       15        605.7    (39.3)      102
    Residential mortgage-
     backed........................    343.5    (25.2)      67       74.4     (6.3)       46        417.9    (31.5)      113
    Commercial mortgage-
     backed........................    367.0    (16.3)      51      187.8    (11.4)       49        554.8    (27.7)      100
    Other asset-backed.............    688.4     (9.6)      72       82.1    (20.0)       10        770.5    (29.6)       82
                                    --------  -------      ---     ------   ------       ---     --------  -------       ---
    Subtotal, fixed maturity
     securities....................  3,404.6   (162.3)     625      633.3    (79.2)      162      4,037.9   (241.5)      787
Equity securities..................     21.5     (4.2)       4         --       --        --         21.5     (4.2)        4
                                    --------  -------      ---     ------   ------       ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,426.1  $(166.5)     629     $633.3   $(79.2)      162     $4,059.4  $(245.7)      791
                                    ========  =======      ===     ======   ======       ===     ========  =======       ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost...... $3,376.5  $(152.6)     619     $554.9   $(43.5)      137     $3,931.4  $(196.1)      756
    20%-50% Below cost.............     28.1     (9.7)       6       76.2    (33.1)       20        104.3    (42.8)       26
    (greater than)50% Below cost...       --       --       --        2.2     (2.6)        5          2.2     (2.6)        5
                                    --------  -------      ---     ------   ------       ---     --------  -------       ---
    Total fixed maturity
     securities....................  3,404.6   (162.3)     625      633.3    (79.2)      162      4,037.9   (241.5)      787
                                    --------  -------      ---     ------   ------       ---     --------  -------       ---
% Below cost--equity
 securities:.......................
    (less than)20% Below cost......     16.2     (2.8)       3         --       --        --         16.2     (2.8)        3
    20%-50% Below cost.............      5.3     (1.4)       1         --       --        --          5.3     (1.4)        1
                                    --------  -------      ---     ------   ------       ---     --------  -------       ---
    Total equity securities........     21.5     (4.2)       4         --       --        --         21.5     (4.2)        4
                                    --------  -------      ---     ------   ------       ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,426.1  $(166.5)     629     $633.3   $(79.2)      162     $4,059.4  $(245.7)      791
                                    ========  =======      ===     ======   ======       ===     ========  =======       ===
Investment grade................... $3,312.5  $(161.6)     591     $470.6   $(65.9)      110     $3,783.1  $(227.5)      701
Below investment grade/(3)/........    113.6     (4.9)      38      162.7    (13.3)       52        276.3    (18.2)       90
                                    --------  -------      ---     ------   ------       ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,426.1  $(166.5)     629     $633.3   $(79.2)      162     $4,059.4  $(245.7)      791
                                    ========  =======      ===     ======   ======       ===     ========  =======       ===

--------
/(1)/Amounts included $1.0 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $1.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for 12 months or more included $1.0 million of unrealized losses on other-than-temporarily impaired securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2014 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               AMORTIZED COST
       (AMOUNTS IN MILLIONS)                      OR COST     FAIR VALUE
       ---------------------                   -------------- ----------
       Due one year or less...................   $   778.2    $   782.1
       Due after one year through five years..     2,063.7      2,159.2
       Due after five years through ten years.     2,579.6      2,679.1
       Due after ten years....................     4,171.5      4,842.2
                                                 ---------    ---------
              Subtotal........................     9,593.0     10,462.6
       Residential mortgage-backed............     1,526.1      1,644.6
       Commercial mortgage-backed.............       881.3        912.1
       Other asset-backed.....................     1,501.4      1,478.8
                                                 ---------    ---------
              Total...........................   $13,501.8    $14,498.1
                                                 =========    =========

   As of December 31, 2014, $1,802.2 million of our investments (excluding mortgage-backed and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2014, securities issued by utilities and energy, finance and insurance, and consumer--non-cyclical industry groups represented approximately 25.8%, 18.4% and 12.1%, respectively, of our domestic and foreign corporate fixed maturity securities portfolio. No other industry group comprised more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the United States and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2014, we did not hold any fixed maturity securities in any single issuer, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of stockholder's equity.

   As of December 31, 2014 and 2013, $7.9 million and $7.7 million, respectively, of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of payments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

                                                                2014                      2013
                                                      ------------------------  ------------------------
(AMOUNTS IN MILLIONS)                                 CARRYING VALUE % OF TOTAL CARRYING VALUE % OF TOTAL
---------------------                                 -------------- ---------- -------------- ----------
Property type:
Retail...............................................    $  600.2       36.2%      $  477.9       30.8%
Industrial...........................................       450.1       27.1          459.5       29.6
Office...............................................       428.6       25.8          435.2       28.1
Apartments...........................................       160.2        9.7          141.8        9.1
Mixed use/other......................................        20.0        1.2           37.7        2.4
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,659.1      100.0%       1,552.1      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.3)                      0.2
   Allowance for losses..............................        (5.9)                     (8.6)
                                                         --------                  --------
   Total.............................................    $1,652.9                  $1,543.7
                                                         ========                  ========

                                                                2014                      2013
                                                      ------------------------  ------------------------
(AMOUNTS IN MILLIONS)                                 CARRYING VALUE % OF TOTAL CARRYING VALUE % OF TOTAL
---------------------                                 -------------- ---------- -------------- ----------
Geographic region:
South Atlantic.......................................    $  515.0       31.1%      $  450.5       29.0%
Pacific..............................................       456.7       27.5          464.1       29.9
Middle Atlantic......................................       183.6       11.1          198.8       12.8
East North Central...................................       112.4        6.8          104.7        6.8
West North Central...................................       110.3        6.6          100.0        6.4
Mountain.............................................       103.5        6.2           81.2        5.2
East South Central...................................        61.7        3.7           55.7        3.6
West South Central...................................        61.6        3.7           51.2        3.3
New England..........................................        54.3        3.3           45.9        3.0
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,659.1      100.0%       1,552.1      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.3)                      0.2
   Allowance for losses..............................        (5.9)                     (8.6)
                                                         --------                  --------
   Total.............................................    $1,652.9                  $1,543.7
                                                         ========                  ========

   As of December 31, 2014 and 2013, our total mortgage holdings secured by real estate in California was $301.3 million and $305.5 million, respectively, which was 18.2% and 19.8%, respectively, of our total mortgage holdings.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following tables set forth the aging of past due commercial mortgage loans by property type as of December 31:

                                                                  2014
                                -----------------------------------------------------------------------
                                31 - 60 DAYS 61 - 90 DAYS GREATER THAN 90 TOTAL PAST
(AMOUNTS IN MILLIONS)             PAST DUE     PAST DUE    DAYS PAST DUE     DUE      CURRENT    TOTAL
---------------------           ------------ ------------ --------------- ---------- --------  --------
Property type:
   Retail......................     $ --         $--           $ --          $ --    $  600.2  $  600.2
   Industrial..................       --          --             --            --       450.1     450.1
   Office......................       --          --            5.8           5.8       422.8     428.6
   Apartments..................       --          --             --            --       160.2     160.2
   Mixed use/other.............       --          --             --            --        20.0      20.0
                                    ----         ---           ----          ----    --------  --------
   Total recorded investment...     $ --         $--           $5.8          $5.8    $1,653.3  $1,659.1
                                    ====         ===           ====          ====    ========  ========
% of total commercial mortgage
  loans........................       --%         --%           0.3%          0.3%       99.7%    100.0%
                                    ====         ===           ====          ====    ========  ========

                                                                  2013
                                -----------------------------------------------------------------------
                                31 - 60 DAYS 61 - 90 DAYS GREATER THAN 90 TOTAL PAST
(AMOUNTS IN MILLIONS)             PAST DUE     PAST DUE    DAYS PAST DUE     DUE      CURRENT    TOTAL
---------------------           ------------ ------------ --------------- ---------- --------  --------
Property type:
   Retail......................     $ --         $--           $ --          $ --    $  477.9  $  477.9
   Industrial..................       --          --             --            --       459.5     459.5
   Office......................       --          --            5.8           5.8       429.4     435.2
   Apartments..................       --          --             --            --       141.8     141.8
   Mixed use/other.............      1.0          --             --           1.0        36.7      37.7
                                    ----         ---           ----          ----    --------  --------
   Total recorded investment...     $1.0         $--           $5.8          $6.8    $1,545.3  $1,552.1
                                    ====         ===           ====          ====    ========  ========
% of total commercial mortgage
  loans........................      0.1%         --%           0.3%          0.4%       99.6%    100.0%
                                    ====         ===           ====          ====    ========  ========

   As of December 31, 2014 and 2013, we had no commercial mortgage loans that were past due for more than 90 days and still accruing interest. We also did not have any commercial mortgage loans that were past due for less than 90 days on non-accrual status as of December 31, 2014 and 2013.

   As of and for the years ended December 31, 2014 and 2013, we modified or extended 16 and 7 commercial mortgage loans, respectively, with a total carrying value of $97.6 million and $28.2 million, respectively. All of these modifications or extensions were based on current market interest rates, did not result in any forgiveness in the outstanding principal amount owed by the borrower and were not considered troubled debt restructurings.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the years ended
December 31:

(AMOUNTS IN MILLIONS)                                    2014      2013      2012
---------------------                                  --------  --------  --------
Allowance for credit losses:
   Beginning balance.................................. $    8.6  $   11.7  $   15.4
   Charge-offs........................................       --        --        --
   Recoveries.........................................       --        --        --
   Provision..........................................     (2.7)     (3.1)     (3.7)
                                                       --------  --------  --------
   Ending balance..................................... $    5.9  $    8.6  $   11.7
                                                       ========  ========  ========
   Ending allowance for individually impaired
     loans............................................ $     --  $     --  $     --
                                                       ========  ========  ========
   Ending allowance for loans not individually
     impaired that were evaluated collectively for
     impairment....................................... $    5.9  $    8.6  $   11.7
                                                       ========  ========  ========

Recorded investment:
   Ending balance..................................... $1,659.1  $1,552.1  $1,650.2
                                                       ========  ========  ========
   Ending balance of individually impaired loans...... $     --  $     --  $     --
                                                       ========  ========  ========
   Ending balance of loans not individually impaired
     that were evaluated collectively for
     impairment....................................... $1,659.1  $1,552.1  $1,650.2
                                                       ========  ========  ========

   As of December 31, 2014 and 2013, we did not have any commercial mortgage loans that were individually impaired.

   In evaluating the credit quality of commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower's liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following tables set forth the loan-to-value of commercial mortgage loans by property type as of December 31:

                                                            2014
                               --------------------------------------------------------------
                                                                          GREATER
(AMOUNTS IN MILLIONS)          0% - 50% 51% - 60% 61% - 75% 76% - 100% THAN 100%/(1)/   TOTAL
---------------------          -------- --------- --------- ---------- -------------  --------
Property type:
   Retail.....................  $138.4   $105.1    $339.0     $17.1        $ 0.6//    $  600.2
   Industrial.................   174.8     57.4     206.4       9.1          2.4//       450.1
   Office.....................   114.7     69.3     205.0      32.4          7.2//       428.6
   Apartments.................    61.7     17.6      80.9        --           --         160.2
   Mixed use/other............     4.6      3.2      12.2        --           --          20.0
                                ------   ------    ------     -----        -----      --------
   Total recorded investment..  $494.2   $252.6    $843.5     $58.6        $10.2      $1,659.1
                                ======   ======    ======     =====        =====      ========
% of total....................    29.8%    15.2%     50.9%      3.5%         0.6%        100.0%
                                ======   ======    ======     =====        =====      ========
Weighted-average debt service
   coverage ratio.............    2.18     1.87      1.54      0.99         0.41//        1.76
                                ======   ======    ======     =====        =====      ========

--------
/(1)/Included $5.8 million of loans past due and not individually impaired and $4.4 million of loans in good standing, where borrowers continued to make timely payments, with a total weighted-average loan-to-value of 113.0%.

                                                            2013
                               --------------------------------------------------------------
                                                                          GREATER
(AMOUNTS IN MILLIONS)          0% - 50% 51% - 60% 61% - 75% 76% - 100% THAN 100%/(1)/   TOTAL
---------------------          -------- --------- --------- ---------- -------------  --------
Property type:
   Retail.....................  $132.2   $ 73.3    $241.2     $ 28.4       $ 2.8//    $  477.9
   Industrial.................   167.5     77.4     172.3       39.8         2.5//       459.5
   Office.....................   161.3     38.5     178.0       31.6        25.8//       435.2
   Apartments.................    62.5     26.2      48.0        3.8         1.3//       141.8
   Mixed use/other............    22.3      6.4       3.3        5.7          --          37.7
                                ------   ------    ------     ------       -----      --------
   Total recorded investment..  $545.8   $221.8    $642.8     $109.3       $32.4      $1,552.1
                                ======   ======    ======     ======       =====      ========
% of total....................    35.2%    14.3%     41.4%       7.0%        2.1%        100.0%
                                ======   ======    ======     ======       =====      ========
Weighted-average debt service
   coverage ratio.............    2.04     1.70      1.55       1.06        0.44//        1.69
                                ======   ======    ======     ======       =====      ========

--------
/(1)/Included $5.8 million of loans past due and not individually impaired and $26.6 million of loans in good standing, where borrowers continued to make timely payments, with a total weighted-average loan-to-value of 111.4%.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of December 31:

                                                                     2014
                                -----------------------------------------------------------------------------
(AMOUNTS IN MILLIONS)           LESS THAN 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 GREATER THAN 2.00   TOTAL
---------------------           -------------- ----------- ----------- ----------- ----------------- --------
Property type:
   Retail......................     $ 26.1       $ 67.8      $123.1      $293.8         $ 89.4       $  600.2
   Industrial..................       36.6         49.4        56.7       243.0           64.4          450.1
   Office......................       42.2         18.6        39.8       237.5           90.5          428.6
   Apartments..................         --         30.2        27.4        54.3           48.3          160.2
   Mixed use/other.............         --          0.9          --        16.1            3.0           20.0
                                    ------       ------      ------      ------         ------       --------
   Total recorded investment...     $104.9       $166.9      $247.0      $844.7         $295.6       $1,659.1
                                    ======       ======      ======      ======         ======       ========
% of total.....................        6.3%        10.1%       14.9%       50.9%          17.8%         100.0%
                                    ======       ======      ======      ======         ======       ========
Weighted-average loan-to-value.       73.8%        61.4%       58.2%       60.4%          41.7%          57.7%
                                    ======       ======      ======      ======         ======       ========

                                                                     2013
                                -----------------------------------------------------------------------------
(AMOUNTS IN MILLIONS)           LESS THAN 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 GREATER THAN 2.00   TOTAL
---------------------           -------------- ----------- ----------- ----------- ----------------- --------
Property type:
   Retail......................     $ 16.2       $ 89.0      $ 81.6      $198.9         $ 92.2       $  477.9
   Industrial..................       69.7         20.2        67.3       216.2           86.1          459.5
   Office......................       45.8         35.0        53.1       209.9           91.4          435.2
   Apartments..................        1.6          7.8        28.2        62.9           41.3          141.8
   Mixed use/other.............         --          6.7          --        10.1           20.9           37.7
                                    ------       ------      ------      ------         ------       --------
   Total recorded investment...     $133.3       $158.7      $230.2      $698.0         $331.9       $1,552.1
                                    ======       ======      ======      ======         ======       ========
% of total.....................        8.6%        10.2%       14.8%       45.0%          21.4%         100.0%
                                    ======       ======      ======      ======         ======       ========
Weighted-average loan-to-value.       77.1%        62.4%       57.2%       58.6%          40.3%          56.5%
                                    ======       ======      ======      ======         ======       ========

   As of December 31, 2014 and 2013, we did not have any floating rate commercial mortgage loans.

   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of December 31:

                                                   2014                      2013
                                         ------------------------  ------------------------
(AMOUNTS IN MILLIONS)                    CARRYING VALUE % OF TOTAL CARRYING VALUE % OF TOTAL
---------------------                    -------------- ---------- -------------- ----------
Investment in unconsolidated subsidiary.    $  600.9       58.1%       $495.0        57.5%
Trading securities......................       198.0       19.2         182.1        21.1
Limited partnerships....................        78.6        7.6          95.9        11.1
Short-term investments..................        68.1        6.6          16.5         1.9
Securities lending collateral...........        61.8        6.0          58.0         6.7
Derivatives.............................        25.9        2.5          11.6         1.4
Derivatives counterparty collateral.....          --         --           1.6         0.2
Other investments.......................         0.6         --           0.8         0.1
                                            --------      -----        ------       -----
   Total other invested assets..........    $1,033.9      100.0%       $861.5       100.0%
                                            ========      =====        ======       =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


(4) DERIVATIVE INSTRUMENTS

   Our business activities routinely deal with fluctuations in interest rates, equity prices, currency exchange rates and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibitions on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as "derivatives not designated as hedges" in the following disclosures. For derivatives that meet the accounting requirements to be designated as hedges, the following disclosures for these derivatives are denoted as "derivatives designated as hedges," which include both cash flow and fair value hedges.

   The following table sets forth our positions in derivative instruments as of December 31:

                                                      DERIVATIVE ASSETS              DERIVATIVE LIABILITIES
                                               -------------------------------  --------------------------------
                                                    BALANCE         FAIR VALUE      BALANCE         FAIR VALUE
                                                     SHEET         -----------       SHEET         -------------
(AMOUNTS IN MILLIONS)                            CLASSIFICATION    2014   2013   CLASSIFICATION     2014   2013
---------------------                          --------------      ----- -----  --------------     ------ ------
DERIVATIVES DESIGNATED AS HEDGES
Fair value hedges:
                                                 Other invested                        Other
   Interest rate swaps........................       assets        $  -- $ 0.5      liabilities    $   -- $   --
                                                                   ----- -----                     ------ ------
   Total fair value hedges....................                        --   0.5                         --     --
                                                                   ----- -----                     ------ ------
   Total derivatives designated as hedges.....                        --   0.5                         --     --
                                                                   ----- -----                     ------ ------
DERIVATIVES NOT DESIGNATED AS HEDGES
                                                 Other invested                        Other
Interest rate swaps...........................       assets          6.3   0.1      liabilities        --     --
                                                 Other invested                        Other
Credit default swaps..........................       assets          0.1   0.1      liabilities        --     --
                                                 Other invested                        Other
Equity index options..........................       assets         14.3  10.9      liabilities        --     --
                                                 Other invested                        Other
Equity return swaps...........................       assets           --    --      liabilities       0.9    1.5
                                                 Other invested                        Other
Limited guarantee.............................       assets          5.2    --      liabilities        --     --
                                                                                       Other
Reinsurance embedded derivatives..............  Other assets/(1)/   42.8  35.9      liabilities        --     --
                                                                                   Policyholder
                                                   Reinsurance                        account
GMWB embedded derivatives.....................  recoverable/(2)/    10.9  (0.7)    balances/(3)/    251.7   82.8
                                                                                   Policyholder
                                                                                      account
Fixed index annuity embedded derivatives......  Other assets/(4)/     --    --     balances/(4)/    270.2  136.8
                                                                                   Policyholder
                                                                                      account
Indexed universal life embedded derivatives...  Other assets/(5)/     --    --     balances/(5)/      6.7    0.2
                                                                   ----- -----                     ------ ------
   Total derivatives not designated as hedges.                      79.6  46.3                      529.5  221.3
                                                                   ----- -----                     ------ ------
   Total derivatives..........................                     $79.6 $46.8                     $529.5 $221.3
                                                                   ===== =====                     ====== ======

--------
/(1)/Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(3)/Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
/(4)/Represents the embedded derivatives associated with our fixed index annuity liabilities.
/(5)/Represents the embedded derivatives associated with our indexed universal life liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The fair value of derivative positions presented above was not offset by the respective collateral amounts received or provided under these agreements.

   The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for GMWB, fixed index annuity and indexed universal life embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

                                                                              MATURITIES/
(NOTIONAL IN MILLIONS)                MEASUREMENT DECEMBER 31, 2013 ADDITIONS TERMINATIONS DECEMBER 31, 2014
----------------------                ----------- ----------------- --------- ------------ -----------------
DERIVATIVES DESIGNATED AS HEDGES
Fair value hedges:
   Interest rate swaps...............  Notional       $    6.3      $     --   $    (6.3)      $     --
                                                      --------      --------   ---------       --------
   Total fair value hedges...........                      6.3            --        (6.3)            --
                                                      --------      --------   ---------       --------
   Total derivatives designated as
     hedges..........................                      6.3            --        (6.3)            --
                                                      --------      --------   ---------       --------
DERIVATIVES NOT DESIGNATED AS HEDGES
Interest rate swaps..................  Notional             --         509.3      (250.0)         259.3
Credit default swaps.................  Notional           10.0            --          --           10.0
Equity index options.................  Notional          733.2       1,225.7    (1,015.6)         943.3
Financial futures....................  Notional        1,084.2       5,010.8    (4,949.2)       1,145.8
Equity return swaps..................  Notional          110.1         222.7      (232.6)         100.2
Limited guarantee....................  Notional          250.0            --          --          250.0
Reinsurance embedded derivative......  Notional          753.8            --       (67.6)         686.2
                                                      --------      --------   ---------       --------
   Total derivatives not designated
     as hedges.......................                  2,941.3       6,968.5    (6,515.0)       3,394.8
                                                      --------      --------   ---------       --------
   Total derivatives.................                 $2,947.6      $6,968.5   $(6,521.3)      $3,394.8
                                                      ========      ========   =========       ========

                                                                              MATURITIES/
(NUMBER OF POLICIES)                  MEASUREMENT DECEMBER 31, 2013 ADDITIONS TERMINATIONS DECEMBER 31, 2014
--------------------                  ----------- ----------------- --------- ------------ -----------------
DERIVATIVES NOT DESIGNATED AS HEDGES
GMWB embedded derivatives............  Policies         36,554            --      (2,627)        33,927
Fixed index annuity embedded
  derivatives........................  Policies          7,314         6,436        (187)        13,563
Indexed universal life embedded
  derivatives........................  Policies             29           394          (2)           421

   Cash Flow Hedges

   Certain derivative instruments are designated as cash flow hedges. The changes in fair value of these instruments are recorded as a component of OCI. We designate and account for the following as cash flow hedges when they have met the effectiveness requirements: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) forward starting interest rate swaps to hedge against changes in interest rates associated with future fixed rate bond purchases and/or interest income; and (v) other instruments to hedge the cash flows of various forecasted transactions.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   There were no pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2014.

   The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2013:

                                                  GAIN (LOSS)     CLASSIFICATION    GAIN (LOSS)   CLASSIFICATION
                                               RECLASSIFIED INTO  OF GAIN (LOSS)   RECOGNIZED IN  OF GAIN (LOSS)
                                GAIN (LOSS)    NET INCOME (LOSS) RECLASSIFIED INTO  NET INCOME     RECOGNIZED IN
(AMOUNTS IN MILLIONS)        RECOGNIZED IN OCI     FROM OCI      NET INCOME (LOSS)  (LOSS)/(1)/  NET INCOME (LOSS)
---------------------        ----------------- ----------------- ----------------- ------------- -----------------
Interest rate swaps hedging                                       Net investment                  Net investment
  assets....................        $--              $0.1             income            $--       gains (losses)
                                    ---              ----                               ---
   Total....................        $--              $0.1                               $--
                                    ===              ====                               ===

--------
/(1)/Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

   The following table provides information about the pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2012:

                                                  GAIN (LOSS)     CLASSIFICATION    GAIN (LOSS)   CLASSIFICATION
                                               RECLASSIFIED INTO  OF GAIN (LOSS)   RECOGNIZED IN  OF GAIN (LOSS)
                                GAIN (LOSS)    NET INCOME (LOSS) RECLASSIFIED INTO  NET INCOME     RECOGNIZED IN
(AMOUNTS IN MILLIONS)        RECOGNIZED IN OCI     FROM OCI      NET INCOME (LOSS)  (LOSS)/(1)/  NET INCOME (LOSS)
---------------------        ----------------- ----------------- ----------------- ------------- -----------------
Interest rate swaps hedging                                       Net investment                  Net investment
  assets....................        $--              $0.1             income            $--       gains (losses)
                                    ---              ----                               ---
   Total....................        $--              $0.1                               $--
                                    ===              ====                               ===

--------
/(1)/Represents ineffective portion of cash flow hedges, as there were no amounts excluded from the measurement of effectiveness.

   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholder's equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                                        2014   2013    2012
---------------------                                                                        ----- ------  -----
Derivatives qualifying as effective accounting hedges as of January 1....................... $19.5 $ 47.2  $51.8
Current period increases (decreases) in fair value, net of deferred taxes of $(23.8), $14.9 and $2.4..................................................................................  44.1  (27.4)  (4.4)
Reclassification to net (income) loss, net of deferred taxes of $0.2, $0.1 and $--..........    --   (0.3)  (0.2)
                                                                                             ----- ------  -----
Derivatives qualifying as effective accounting hedges as of December 31..................... $63.6 $ 19.5  $47.2
                                                                                             ===== ======  =====

   Derivatives qualifying as effective accounting hedges contained $63.6 million, $19.6 million and $47.2 million, net of taxes, for the years ended December 31, 2014, 2013 and 2012, respectively, from our investment in GLICNY. The $63.6 million, net of taxes, recorded in stockholder's equity as of December 31, 2014 is expected to be reclassified to future net income (loss) through our equity in net income of unconsolidated subsidiary and we do not expect any amounts to be reclassified to future net income (loss), concurrently with and primarily offsetting changes in interest expense and interest income on floating rate instruments, in the next 12 months. No amounts were reclassified to net income (loss) during the years ended December 31, 2014, 2013 and 2012 in connection with forecasted transactions that were no longer considered probable of occurring.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   Fair Value Hedges

   Certain derivative instruments are designated as fair value hedges. The changes in fair value of these instruments are recorded in net income (loss). In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in net income (loss). We designate and account for the following as fair value hedges when they have met the effectiveness requirements: (i) interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (ii) other instruments to hedge various fair value exposures of investments.

   There were no pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2014.

   The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2013:

                                            DERIVATIVE INSTRUMENT                                  HEDGED ITEM
          -            ----------------------------------------------------------------  -------------------------------
                        GAIN (LOSS)   CLASSIFICATION                   CLASSIFICATION     GAIN (LOSS)   CLASSIFICATION
                       RECOGNIZED IN OF GAIN (LOSSES)   OTHER IMPACTS     OF OTHER       RECOGNIZED IN OF GAIN (LOSSES)
                        NET INCOME    RECOGNIZED IN        TO NET        IMPACTS TO       NET INCOME    RECOGNIZED IN
(AMOUNTS IN MILLIONS)     (LOSS)     NET INCOME (LOSS)  INCOME (LOSS) NET INCOME (LOSS)     (LOSS)     NET INCOME (LOSS)
---------------------  ------------- -----------------  ------------- ------------------ ------------- -----------------
Interest rate swaps                   Net investment                   Net investment                   Net investment
  hedging assets......     $  --      gains (losses)        $(0.1)         income            $ --       gains (losses)
Interest rate swaps                   Net investment                                                    Net investment
  hedging liabilities.      (5.8)     gains (losses)          6.5     Interest credited       5.9       gains (losses)
                           -----                            -----                            ----
   Total..............     $(5.8)                           $ 6.4                            $5.9
                           =====                            =====                            ====

   The following table provides information about the pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2012:

                                            DERIVATIVE INSTRUMENT                                  HEDGED ITEM
          -            ----------------------------------------------------------------  -------------------------------
                        GAIN (LOSS)   CLASSIFICATION                   CLASSIFICATION     GAIN (LOSS)   CLASSIFICATION
                       RECOGNIZED IN OF GAIN (LOSSES)   OTHER IMPACTS     OF OTHER       RECOGNIZED IN OF GAIN (LOSSES)
                        NET INCOME    RECOGNIZED IN        TO NET        IMPACTS TO       NET INCOME    RECOGNIZED IN
(AMOUNTS IN MILLIONS)     (LOSS)     NET INCOME (LOSS)  INCOME (LOSS) NET INCOME (LOSS)     (LOSS)     NET INCOME (LOSS)
---------------------  ------------- -----------------  ------------- ------------------ ------------- -----------------
Interest rate swaps                   Net investment                   Net investment                   Net investment
  hedging assets......    $  0.5      gains (losses)        $(2.2)         income            $(0.5)     gains (losses)
Interest rate swaps                   Net investment                                                    Net investment
  hedging liabilities.     (17.4)     gains (losses)         20.8     Interest credited       17.0      gains (losses)
                          ------                            -----                            -----
   Total..............    $(16.9)                           $18.6                            $16.5
                          ======                            =====                            =====

   The difference between the gain (loss) recognized for the derivative instrument and the hedged item presented above represents the net ineffectiveness of the fair value hedging relationships. The other impacts presented above represent the net income (loss) effects of the derivative instruments that are presented in the same location as the income (loss) activity from the hedged item. There were no amounts excluded from the measurement of effectiveness.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


  Derivatives Not Designated As Hedges

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; (iii) equity index options, equity return swaps, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits; (iv) interest rate swaps where the hedging relationship does not qualify for hedge accounting; and (v) credit default swaps to mitigate loss exposure to certain credit risk. Additionally, we provide GMWBs on certain variable annuities and offer fixed index annuity products that are required to be bifurcated as embedded derivatives.

   The following table provides the pre-tax gain (loss) recognized in net income (loss) for the effects of derivatives not designated as hedges for the years ended December 31:

                                                                          CLASSIFICATION OF GAIN (LOSS) RECOGNIZED
(AMOUNTS IN MILLIONS)                            2014     2013     2012            IN NET INCOME (LOSS)
---------------------                          -------  -------  -------  ----------------------------------------
Interest rate swaps........................... $  10.2  $ (16.0) $  14.6       Net investment gains (losses)
Credit default swaps..........................     0.1      0.1      0.6       Net investment gains (losses)
Equity index options..........................   (28.0)   (36.6)   (42.4)      Net investment gains (losses)
Financial futures.............................    72.5   (196.7)  (111.1)      Net investment gains (losses)
Equity return swaps...........................     5.2    (33.4)   (34.4)      Net investment gains (losses)
Limited guarantee.............................     5.2     (0.5)    (5.4)      Net investment gains (losses)
Reinsurance embedded derivative...............    (4.1)    25.7    (17.8)      Net investment gains (losses)
GMWB embedded derivatives.....................  (126.9)   246.2    150.5       Net investment gains (losses)
Fixed index annuity embedded derivatives......   (26.8)   (16.4)    (0.1)      Net investment gains (losses)
Indexed universal life embedded derivatives...    (1.0)      --       --       Net investment gains (losses)
                                               -------  -------  -------
   Total derivatives not designated as hedges. $ (93.6) $ (27.6) $ (45.5)
                                               =======  =======  =======

   Derivative Counterparty Credit Risk

   Most of our derivative arrangements with counterparties require the posting of collateral upon meeting certain net exposure thresholds.

   The following table presents additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of December 31:

                                                                  2014                                    2013
                                                ---------------------------------------  --------------------------------------
                                                DERIVATIVES   DERIVATIVES        NET     DERIVATIVES   DERIVATIVES        NET
(AMOUNTS IN MILLIONS)                           ASSETS/(1)/ LIABILITIES/(2)/ DERIVATIVES ASSETS/(1)/ LIABILITIES/(2)/ DERIVATIVES
---------------------                           ----------- ---------------- ----------- ----------- ---------------  -----------
Amounts presented in the balance sheet:
Gross amounts recognized.......................   $ 21.9         $ 0.9         $ 21.0       $11.7         $ 1.5          $10.2
Gross amounts offset in the balance sheet......       --            --//           --          --            --             --
                                                  ------         -----         ------       -----         -----          -----
Net amounts presented in the balance sheet.....     21.9           0.9//         21.0        11.7           1.5           10.2
Gross amounts not offset in the balance sheet:
   Financial instruments/(3)/..................     (0.9)         (0.9)            --        (1.5)         (1.5)            --
   Collateral received.........................    (15.0)           --//        (15.0)       (1.6)           --           (1.6)
   Collateral pledged..........................       --          (0.3)//         0.3          --            --             --
Over collateralization.........................      0.1           0.3//         (0.2)        0.2            --            0.2
                                                  ------         -----         ------       -----         -----          -----
Net amount.....................................   $  6.1         $  --         $  6.1       $ 8.8         $  --          $ 8.8
                                                  ======         =====         ======       =====         =====          =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

--------
/(1)/Included $1.2 million and $0.1 million of accruals on derivatives classified as other assets and does not include amounts related to embedded derivatives as of December 31, 2014 and 2013, respectively.
/(2)/Does not include any amounts related to accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives as of December 31, 2014 and 2013.
/(3)/Amounts represent derivative assets and/or liabilities that are presented gross within the balance sheet but are held with the same counterparty where we have a master netting arrangement. This adjustment results in presenting the net asset and net liability position for each counterparty.

   Almost all of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2014 and 2013, we could have been allowed to claim $6.1 million and $8.8 million, respectively. The chart above excludes embedded derivatives as those derivatives are not subject to master netting arrangements.

   Credit Derivatives

   We sell protection under single name credit default swaps in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps. In the event of default for credit default swaps, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

                                                          2014                        2013
                                               --------------------------- ---------------------------
                                               NOTIONAL                    NOTIONAL
(AMOUNTS IN MILLIONS)                           VALUE   ASSETS LIABILITIES  VALUE   ASSETS LIABILITIES
---------------------                          -------- ------ ----------- -------- ------ -----------
Investment grade
   Matures after one year through five years..  $10.0    $0.1       --      $10.0    $0.1      $--
                                                -----    ----      ---      -----    ----      ---
   Total credit default swaps on single name
     reference entities.......................  $10.0    $0.1      $--      $10.0    $0.1      $--
                                                =====    ====      ===      =====    ====      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


(5) DEFERRED ACQUISITION COSTS

   The following table presents the activity impacting DAC as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                2014      2013      2012
---------------------                                              --------  --------  --------
Unamortized balance as of January 1............................... $2,818.3  $2,767.9  $2,713.3
   Costs deferred.................................................    198.7     180.6     347.9
   Amortization, net of interest accretion........................   (174.7)   (133.4)   (293.3)
   Reinsurance transactions/(1)/..................................       --       3.2        --
                                                                   --------  --------  --------
Unamortized balance as of December 31.............................  2,842.3   2,818.3   2,767.9
   Accumulated effect of net unrealized investment (gains) losses.   (198.5)    (65.5)   (143.4)
                                                                   --------  --------  --------
Balance as of December 31......................................... $2,643.8  $2,752.8  $2,624.5
                                                                   ========  ========  ========

--------
/(1)/See note 7 for a discussion of reinsurance transactions.

   We regularly review DAC to determine if it is recoverable from future income. As of December 31, 2014 and 2013, we believe all of our businesses have sufficient future income and therefore the related DAC is recoverable.

   As part of a life block transaction in 2012, we wrote off $141.8 million of DAC associated with certain term life insurance policies under a new reinsurance treaty. The write-off was included in amortization, net of interest accretion. In 2012, we also recorded $39.4 million of additional DAC amortization to reflect loss recognition on certain term life insurance policies under a reinsurance treaty as part of a life block transaction. As of December 31, 2012, all of our other businesses had sufficient future income and therefore the related DAC was recoverable.

(6) INTANGIBLE ASSETS AND GOODWILL

   The following table presents our intangible assets as of December 31:

                                                        2014                    2013
                                               ----------------------   --------------------
                                                 GROSS                   GROSS
                                                CARRYING   ACCUMULATED  CARRYING ACCUMULATED
(AMOUNTS IN MILLIONS)                          AMOUNT/(1)/ AMORTIZATION  AMOUNT  AMORTIZATION
---------------------                          ----------  ------------ -------- ------------
PVFP..........................................   $552.0      $(472.8)    $621.9    $(469.5)
Capitalized software..........................    206.8       (178.5)     204.0     (164.6)
Deferred sales inducements to contractholders.     58.7        (31.4)      52.6      (27.1)
Other.........................................      2.5         (2.5)       2.5       (2.5)
                                                 ------      -------     ------    -------
   Total......................................   $820.0      $(685.2)    $881.0    $(663.7)
                                                 ======      =======     ======    =======

--------
/(1)/Gross carrying amount includes the accumulated effect of net unrealized investment gains (losses).

   Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2014, 2013 and 2012 was $17.2 million, $52.7 million and $42.3 million, respectively. Amortization expense related to deferred sales inducements of $4.3 million, $2.3 million and $3.2 million, respectively, for the years ended December 31, 2014, 2013 and 2012 was included in benefits and other changes in policy reserves.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   Present Value of Future Profits

   The following table presents the activity in PVFP as of and for the years ended December 31:

(AMOUNTS IN MILLIONS)                                          2014    2013     2012
---------------------                                        -------  ------  -------
Unamortized balance as of January 1......................... $ 221.6  $256.7  $ 282.7
   Amortization.............................................   (15.9)  (48.6)   (41.2)
   Interest accreted at 5.73%, 5.64% and 5.64%..............    12.6    13.5     15.2
                                                             -------  ------  -------
Unamortized balance as of December 31.......................   218.3   221.6    256.7
   Accumulated effect of net unrealized investment (gains)
     losses.................................................  (139.1)  (69.2)  (143.6)
                                                             -------  ------  -------
Balance as of December 31................................... $  79.2  $152.4  $ 113.1
                                                             =======  ======  =======

   The percentage of the December 31, 2014 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

                                  2015.  8.9%
                                  2016. 11.2%
                                  2017.  9.4%
                                  2018.  7.7%
                                  2019.  6.1%

   Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   Goodwill and Impairment Losses

   As of December 31, 2013, our goodwill balance was $303.9 million. During 2014, we recorded goodwill impairments of $303.9 million reducing the goodwill balance to zero.

   During 2014, in connection with our strategic planning process, we revisited our prior strategy of focusing on term life insurance, given the capital-intensive nature of the product and our revised capital plan. We are in the process of transitioning to higher return permanent products, including universal life insurance, indexed universal life insurance and linked-benefit products. Given this transition, our annual sales projections included in the determination of fair value for our life insurance reporting unit were significantly lower than sales levels expected in prior year's goodwill testing analysis. In addition, negative actions taken by rating agencies and suspension of sales by certain distributors, placed further strain on our annual sales projections. The current uncertainty associated with the level and value of new business that a market participant would place on our life insurance business resulted in concluding the goodwill balance was no longer recoverable. Based on all these factors the fair value of projected new business for our life insurance reporting unit was less than the carrying value and we recorded a goodwill impairment of $303.9 million during 2014 reducing the goodwill balance to zero.

   There were no goodwill impairment charges recorded in 2013.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   During 2012, as part of our annual goodwill impairment analysis, we determined the fair value of our life insurance reporting unit was below its carrying value as a result of the recent decline in interest rates that caused a significant increase in the fair value of our available-for-sale securities. Accordingly, we performed step two of the impairment analysis and determined the amount of implied goodwill. The amount of implied goodwill is primarily based upon the value associated with our new business projections. The significant assumptions in determining the value of new business include the number of years of production, policyholder behavior, sales and product mix, sales levels, and affiliate reinsurance and sales production assumptions. The amount of implied goodwill was less than the amount of goodwill and resulted in a goodwill impairment of $147.0 million during 2012.

(7) REINSURANCE

   We reinsure a portion of our policy risks to other insurance companies, including affiliates, in order to reduce our ultimate losses, diversify our exposures and provide capital flexibility. We also assume certain policy risks written by other insurance companies and affiliates. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. We did not have any significant concentrations of reinsurance with reinsurers other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), a third-party reinsurer.

   As of December 31, 2014, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5.0 million.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity product for contracts in-force prior to January 1, 2004. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. As of December 31, 2014 and 2013, we had $2,182.3 million and $2,378.0 million, respectively, in retained assets that were attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Service charges and expense allowance amounts are determined annually based upon policy charges subject to annual adjustments. Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. As of December 31, 2014 and 2013, we had a reinsurance recoverable of $6,320.2 million and $6,490.2 million, respectively, associated with UFLIC.

   To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation, an indirect subsidiary of General Electric ("GE"), agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the NAIC.

   We have term and universal life insurance policies ceded to Brookfield Life and Annuity Insurance Company Ltd ("BLAIC"). As of December 31, 2014 and 2013, total life insurance in-force ceded to BLAIC was $12,885.7 million and $51,300.7 million, respectively. The decrease in the amount ceded to BLAIC in 2014 was primarily related to the recapture of certain life insurance policies that were subsequently ceded to an external reinsurer. To secure the payment of BLAIC's obligations to us under these reinsurance agreements and to allow for sufficient statutory reserve credit, trust accounts have been established and Genworth Holdings, Inc. provided a limited guarantee of up to $180.0 million to maintain an amount at least equal to the statutory reserves. The fair value of the trust accounts was $98.5 million and $272.2 million as of December 31, 2014 and 2013, respectively. The fair value of the limited guarantee was $115.6 million and $108.2 million as of December 31, 2014 and 2013, respectively.

   We also have term and universal life insurance policies and single premium deferred annuities assumed from GLIC. In 2013, we assumed an in-force block of single premium deferred annuities from GLIC and paid a ceding commission of $3.2 million associated with this reinsurance treaty. As of December 31, 2014 and 2013, we had reserves of $1,432.8 million and $1,249.1 million, respectively, associated with these policies. We also have term and universal life insurance policies ceded to GLIC. As of December 31, 2014 and 2013, we had a reinsurance recoverable of $341.6 million and $355.8 million, respectively, associated with these products in connection with this reinsurance agreement with GLIC.

   On January 24, 2012, we ceded term life insurance policies as part of a life block transaction to a third-party reinsurer that were previously reinsured to River Lake III, our wholly-owned subsidiary. In connection with the reinsurance transaction, River Lake III repaid all $750.0 million of its outstanding non-recourse funding obligations of which $573.9 million was paid to GLIC. The reinsurance transaction resulted in an after-tax loss of $93.1 million in 2012. A reinsurance recoverable of $246.6 million and $238.2 million was recorded associated with the third-party reinsurance agreement as of December 31, 2014 and 2013, respectively.

   Under the terms of certain reinsurance agreements that we have with external parties, we pledged assets in either separate portfolios or in trust for the benefit of external reinsurers. These assets support the reserves assumed from these external reinsurers. We had pledged fixed maturity securities and commercial mortgage loans of $669.7 million and $33.0 million, respectively, as of December 31, 2014 and $612.9 million and $36.7 million, respectively, as of December 31, 2013 in connection with these reinsurance agreements. However, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level.

   Effective January 1, 2015, GLAIC recaptured certain term life insurance policies previously ceded to River Lake VIII. Subsequent to the recapture GLAIC entered into a new coinsurance agreement with River Lake VIII to effectively cede the same term life insurance policies previously recaptured. River Lake VIII simultaneously entered into a monthly renewable term reinsurance agreement with SCOR Global Life USA Reinsurance Company to retrocede 90% of the mortality risk on the reinsurance policies assumed from GLAIC.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following table sets forth net life insurance in-force as of December 31:

 (AMOUNTS IN MILLIONS)                      2014         2013         2012
 ---------------------                  -----------  -----------  -----------
 Direct life insurance in-force........ $ 537,386.1  $ 544,856.8  $ 563,561.9
 Amounts assumed from other companies..   140,815.1    138,813.8    140,612.6
 Amounts ceded to other companies/(1)/.  (451,176.8)  (383,656.8)  (375,720.3)
                                        -----------  -----------  -----------
 Net life insurance in-force........... $ 227,024.4  $ 300,013.8  $ 328,454.2
                                        ===========  ===========  ===========
 Percentage of amount assumed to net...        62.0%        46.3%        42.8%
                                        ===========  ===========  ===========

--------
/(1)/Includes amounts accounted for under the deposit method.

   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                              WRITTEN                     EARNED
                                     -------------------------  -------------------------
(AMOUNTS IN MILLIONS)                  2014     2013     2012     2014     2013     2012
---------------------                -------  -------  -------  -------  -------  -------
Direct.............................. $ 922.3  $ 919.9  $ 971.8  $ 924.3  $ 921.1  $ 973.1
Assumed.............................   156.7    148.6    148.5    156.7    148.6    148.5
Ceded...............................  (448.8)  (466.0)  (647.7)  (449.8)  (467.0)  (648.8)
                                     -------  -------  -------  -------  -------  -------
Net premiums........................ $ 630.2  $ 602.5  $ 472.6  $ 631.2  $ 602.7  $ 472.8
                                     =======  =======  =======  =======  =======  =======
Percentage of amount assumed to net.                               24.8%    24.7%    31.4%
                                                                =======  =======  =======

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $1,228.2 million, $1,074.9 million and $1,419.0 million during 2014, 2013 and 2012, respectively.

(8) INSURANCE RESERVES

   Future Policy Benefits

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                 MORTALITY/
                                                 MORBIDITY    INTEREST RATE
(AMOUNTS IN MILLIONS)                            ASSUMPTION    ASSUMPTION     2014     2013
---------------------                            ----------   ------------- -------- --------
Structured settlements with life contingencies..        /(1)/ 1.50% - 8.00% $5,026.1 $5,102.5
Traditional life insurance contracts............        /(2)/ 3.00% - 7.50%  2,664.3  2,668.8
Annuity contracts with life contingencies.......        /(1)/ 1.50% - 8.00%  1,608.5  1,613.8
Accident and health insurance contracts.........        /(3)/ 4.50% - 7.00%    126.1     70.0
Supplementary contracts with life contingencies.        /(1)/ 1.50% - 8.00%     57.3     49.6
                                                                            -------- --------
   Total future policy benefits.................                            $9,482.3 $9,504.7
                                                                            ======== ========

--------
/(1)/Assumptions for limited-payment contracts come from either the U.S.
     Population Table, 1983 Group Annuitant Mortality Table, 1983 Individual Annuitant Mortality Table or Annuity Mortality Table.
/(2)/Principally modifications based on company experience of the Society of Actuaries 1965-70 or 1975-80 Select and Ultimate Tables, 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Tables, 1980 Commissioner's Extended Term Table and (IA) Standard Table 1996 (modified).
/(3)/The 1958 and 1980 Commissioner's Standard Ordinary Tables, or 2000 U.S.
     Annuity Table.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   During 2014, loss recognition testing for our acquired block of accident and health insurance contracts resulted in a premium deficiency. As a result, we increased reserves $59.3 million and subsequently ceded this amount to GLIC. The results of the test were driven by changes to assumptions and methodologies primarily impacting claim termination rates, most significantly in later-duration claims, and benefit utilization rates. The liability for future policy benefits for our acquired block of accident and health insurance contracts represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant and result in further increases in the related future policy benefit reserves for this block of business by an amount that could be material to our results of operations and financial condition and liquidity.

   In 2014, we recorded a favorable correction of $38.3 million in our life insurance business related to a reinsurance agreement with GLIC whereby the ceded business was coded with incorrect assumptions. We also recorded an unfavorable correction of $27.7 million in 2014 related to reserves on a reinsurance transaction. These corrections related to prior year periods but were not material to our consolidated financial condition, results of operations or cash flows as previously presented.

   Policyholder Account Balances

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

    (AMOUNTS IN MILLIONS)                                 2014      2013
    ---------------------                               --------- ---------
    Annuity contracts.................................. $ 3,944.4 $ 2,959.6
    Structured settlements without life contingencies..     989.6   1,067.7
    FABNs, funding agreements and GICs.................       7.3      85.9
    Supplementary contracts without life contingencies.     467.7     432.3
    Variable universal life insurance contracts........      17.1      18.2
                                                        --------- ---------
       Total investment contracts......................   5,426.1   4,563.7
    Universal life insurance contracts.................   6,107.3   5,878.0
                                                        --------- ---------
       Total policyholder account balances............. $11,533.4 $10,441.7
                                                        ========= =========

   We are a member of the FHLB and held $15.0 million and $20.0 million of common stock related to our membership as of December 31, 2014 and 2013, respectively, which was included in equity securities. We have letters of credit with the FHLB which have not been drawn upon. The FHLB has been granted a lien on certain of our invested assets to collateralize our obligations; however, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Due to scheduled maturities in December 2013, we did not have any outstanding funding agreements issued to the FHLB as of December 31, 2014 and 2013. We had letters of credit related to the FHLB of $582.8 million as of December 31, 2014 and 2013, for the benefit of certain of our wholly-owned subsidiaries that have issued non-recourse funding obligations to collateralize the obligation to make future payments on their behalf under certain tax sharing agreements. These funding agreements and letters of credit were collateralized by fixed maturity securities with a fair value of $626.8 million and $619.2 million as of December 31, 2014 and 2013, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   Certain Non-traditional Long-Duration Contracts

   The following table sets forth information about our variable annuity products with death and living benefit guarantees as of December 31:

(DOLLAR AMOUNTS IN MILLIONS)                                                  2014     2013
----------------------------                                                -------- --------
Account values with death benefit guarantees (net of reinsurance):
   Standard death benefits (return of net deposits) account value.......... $2,632.0 $2,896.8
   Net amount at risk...................................................... $    5.1 $    5.7
   Average attained age of contractholders.................................       72       72
   Enhanced death benefits (step-up, roll-up, payment protection) account value................................................................. $3,013.5 $3,372.9
   Net amount at risk...................................................... $  117.7 $  112.4
   Average attained age of contractholders.................................       73       72
Account values with living benefit guarantees:
   GMWBs................................................................... $3,190.3 $3,525.4
   Guaranteed annuitization benefits....................................... $1,321.0 $1,463.1

   Variable annuity contracts may contain more than one death or living benefit; therefore, the amounts listed above are not mutually exclusive. Substantially all of our variable annuity contracts have some form of GMDB.

   As of December 31, 2014 and 2013, our total liability associated with variable annuity contracts with minimum guarantees was approximately $6,331.4 million and $6,867.4 million, respectively. The liability, net of reinsurance, for our variable annuity contracts with GMDB and guaranteed annuitization benefits was $54.5 million and $38.5 million as of December 31, 2014 and 2013, respectively.

   The contracts underlying the lifetime benefits such as GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, or the protected value, is greater than the account value. As of December 31, 2014 and 2013, our exposure related to GMWB and guaranteed annuitization benefit contracts that were considered "in the money" was $481.3 million and $425.4 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is through lifetime withdrawals or lifetime income payments after annuitization.

   Account balances of variable annuity contracts with death or living benefit guarantees were invested in separate account investment options as follows as of December 31:

                   (AMOUNTS IN MILLIONS)    2014   2013/(1)/
                   ---------------------  -------- --------
                    Balanced funds....... $3,505.3 $3,817.8
                    Equity funds.........  1,430.7  1,549.4
                    Bond funds...........    607.0    770.0
                    Money market funds...     82.6     86.1
                                          -------- --------
                       Total............. $5,625.6 $6,223.2
                                          ======== ========

--------
/(1)/The balances as of December 31, 2013 have been re-presented as a result of classification changes and to exclude fixed account assets from bond funds.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


(9) LIABILITY FOR POLICY AND CONTRACT CLAIMS

   The following table sets forth our recorded liability for policy and contract claims by business as of December 31:

        (AMOUNTS IN MILLIONS)                               2014   2013
        ---------------------                              ------ ------
        Life insurance.................................... $178.2 $178.1
        Fixed annuities...................................   11.8   14.5
        Accident and health insurance contracts...........   46.5   42.7
        Runoff............................................    9.3   12.3
                                                           ------ ------
           Total liability for policy and contract claims. $245.8 $247.6
                                                           ====== ======

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

       (AMOUNTS IN MILLIONS)                     2014     2013     2012
       ---------------------                   -------  -------  -------
       Beginning balance as of January 1...... $ 247.6  $ 233.1  $ 312.7
       Less reinsurance recoverables..........  (125.7)  (109.8)  (125.0)
                                               -------  -------  -------
          Net balance as of January 1.........   121.9    123.3    187.7
                                               -------  -------  -------
       Incurred related to insured events of:
          Current year........................   888.3    714.4    728.6
          Prior years.........................    14.9     13.9     24.1
                                               -------  -------  -------
              Total incurred..................   903.2    728.3    752.7
                                               -------  -------  -------
       Paid related to insured events of:
          Current year........................  (796.5)  (657.1)  (685.9)
          Prior years.........................   (95.2)   (72.6)  (131.2)
                                               -------  -------  -------
              Total paid......................  (891.7)  (729.7)  (817.1)
                                               -------  -------  -------
          Net balance as of December 31.......   133.4    121.9    123.3
       Add reinsurance recoverables...........   112.4    125.7    109.8
                                               -------  -------  -------
       Ending balance as of December 31....... $ 245.8  $ 247.6  $ 233.1
                                               =======  =======  =======

   The liability for policy and contract claims represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant, and result in increases in reserves by an amount that could be material to our results of operations and financial condition and liquidity.

2014

   For 2014, the increase in incurred losses was primarily related to our life insurance business largely driven by unfavorable mortality in 2014 compared to favorable mortality in 2013.

   During 2014, we strengthened prior year reserves by $14.9 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods. Of this amount, we increased prior year claim reserves related to our

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

life insurance products by $12.0 million from $178.1 million as of December 31, 2013 primarily due to unfavorable mortality and as a result of refinements to our estimated claim reserves. For our other businesses, the remaining unfavorable development of $2.9 million related to refinements on both reported and unreported insured events occurring in the prior year that were not significant.

2013

   For 2013, the increase in the ending liability for policy and contract claims was primarily attributable to our life insurance products from modestly higher claim frequency and severity in 2013 compared to 2012.

   During 2013, we strengthened prior year reserves by $13.9 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods. Of this amount, we increased prior year claim reserves related to our life insurance products by $12.8 million from $164.7 million as of December 31, 2012 primarily due to modestly higher claim severity and as a result of refinements to our estimated claim reserves. For our other businesses, the remaining unfavorable development of $1.1 million related to refinements on both reported and unreported insured events occurring in the prior year that were not significant.

2012

   During 2012, we strengthened prior year reserves by $24.1 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods. Of this amount, we increased prior year claim reserves related to our life insurance products by $17.7 million from $238.5 million as of December 31, 2011. We strengthened reserves due to an increase in claims related to policies with higher face amounts and as a result of refinements to our estimated claim reserves. For our other businesses, the remaining unfavorable development of $6.4 million related to refinements on both reported and unreported insured events occurring in the prior year that were not significant.

(10) NON-RECOURSE FUNDING OBLIGATIONS

   The following table sets forth the non-recourse funding obligations (surplus notes) of our wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

                (AMOUNTS IN MILLIONS)
                ---------------------
                ISSUANCE                        2014     2013
                --------                      -------- --------
                River Lake I, due 2033/(1)/.. $  600.0 $  600.0
                River Lake I, due 2033/(2)/..    435.2    461.3
                River Lake II, due 2035/(1)/.    300.0    300.0
                River Lake II, due 2035/(2)/.    531.6    550.0
                Rivermont I, due 2050/(1)/...    315.0    315.0
                                              -------- --------
                Total........................ $2,181.8 $2,226.3
                                              ======== ========

--------
/(1)/Accrual of interest based on one-month London Interbank Offered Rate
     ("LIBOR") that resets every 28 days plus a fixed margin.
/(2)/Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

   These surplus notes bear a floating rate of interest and have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. We have provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), we may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers and the third-party insurer for certain limited costs related to the issuance of these obligations.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

   During 2014 and 2013, River Lake I repaid $26.1 million and $27.9 million, respectively, of its total outstanding floating rate subordinated notes due in 2033.

   During 2014, River Lake II repaid $18.4 million of its total outstanding floating rate subordinated notes due in 2035.

   On March 26, 2012, River Lake IV repaid $6.0 million of its total outstanding $16.0 million Class B Floating Rate Subordinated Notes due May 25, 2028 following an early redemption event, in accordance with the priority of payments. In December 2012, River Lake IV repaid its remaining outstanding non-recourse funding obligations of $510.0 million, of which $275.6 million was paid to GLIC, an affiliate. Upon final redemption of the outstanding non-recourse funding obligations, GLIC contributed the after-tax gain recognized of $25.0 million to us as a capital contribution.

   On December 9, 2011, GLIC commenced a tender offer to purchase all of the outstanding non-recourse funding obligations issued by River Lake III. The tender offer was deemed successful on January 20, 2012. In February and March 2012, River Lake III repaid all $750.0 million of its outstanding non-recourse funding obligations, of which $573.9 million was paid to GLIC. Upon final redemption of the outstanding non-recourse funding obligations, GLIC contributed the after-tax gain recognized of $64.8 million to us as a capital contribution and River Lake III was dissolved.

   The weighted-average interest rates on the non-recourse funding obligations as of December 31, 2014 and 2013 were 1.6% and 1.5%, respectively.

(11) INCOME TAXES

   The total provision (benefit) for income taxes was as follows for the years ended December 31:

    (AMOUNTS IN MILLIONS)                           2014    2013     2012
    ---------------------                          ------  ------  -------
    Current federal income taxes.................. $ 31.7  $(40.0) $(344.7)
    Deferred federal income taxes.................  (20.9)  102.0    287.6
                                                   ------  ------  -------
       Total federal income taxes.................   10.8    62.0    (57.1)
                                                   ------  ------  -------
    Current state income taxes....................    1.5     2.9      0.5
    Deferred state income taxes...................   (0.8)  (11.5)    (2.8)
                                                   ------  ------  -------
       Total state income taxes...................    0.7    (8.6)    (2.3)
                                                   ------  ------  -------
       Total provision (benefit) for income taxes. $ 11.5  $ 53.4  $ (59.4)
                                                   ======  ======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   As of December 31, 2014 and 2013, the current federal income tax payable was $66.8 million and $18.0 million, respectively, and was included in other liabilities in the consolidated balance sheets. As of December 31, 2014 and 2013, the current state income tax payable was $1.6 million and $0.5 million, respectively, and was included in other liabilities in the consolidated balance sheet.

   In 2012, we recorded $37.0 million in additional paid-in capital as a deemed capital contribution related to the reduction of liabilities for tax contingency reserves by our indirect parent, GNA. Of this amount, $53.0 million related to a tax contingency that was the result of a net operating loss carryback disallowance, partially offset by $16.0 million of interest receivable related to tax contingencies, the benefit for which was retained by GNA. The capital contribution was offset by a $0.4 million increase in tax expense resulting in a net impact to stockholder's equity of $36.6 million. In 2013, we identified further adjustments to liabilities related to tax contingency reserves that reduced our additional paid-in capital by $4.1 million. In 2013, we also recorded $0.4 million to additional paid-in capital related to the settlements of a 2009 Revenue Agent Report. In 2014, we identified further adjustments to liabilities related to tax contingency reserves that increased our additional paid-in capital by $1.4 million.

   The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

(AMOUNTS IN MILLIONS)                                              2014           2013           2012
---------------------                                        --------------   ------------  --------------
Pre-tax income (loss) before equity in net income (loss) of
  unconsolidated subsidiary................................. $(204.5)         $180.2        $(236.4)
                                                             =======          ======        =======
Statutory U.S. federal income tax rate...................... $ (71.6)  35.0%  $ 63.1  35.0% $ (82.7)  35.0%
Increase (reduction) in rate resulting from:
   State income tax, net of federal income tax effect.......     0.5   (0.2)    (5.6) (3.1)    (1.5)   0.7
   Tax benefits related to separation from our former
     parent.................................................      --     --       --    --    (11.4)   4.8
   Benefit on tax favored investments.......................   (16.9)   8.2    (17.5) (9.7)   (12.6)   5.3
   Interest on uncertain tax positions......................                      --    --     (1.6)   0.7
   Non-deductible goodwill..................................   106.4  (52.0)      --    --     51.4  (21.8)
   Valuation allowance......................................                    13.4   7.4       --     --
   Other, net/(1)/..........................................    (6.9)   3.4       --    --     (1.0)   0.4
                                                             -------  -----   ------  ----  -------  -----
Effective rate.............................................. $  11.5   (5.6)% $ 53.4  29.6% $ (59.4)  25.1%
                                                             =======  =====   ======  ====  =======  =====

--------
/(1)/In 2014, we decreased our income tax provision by $7.1 million, or 3.5% effective tax rate, with an offset to deferred tax asset related to the write-off of an unsupported tax balance.

   For the year ended December 31, 2014, the decrease in the effective tax rate was primarily attributable to non-deductible goodwill in 2014, partially offset by benefits on tax-favored investments and favorable prior year true-ups.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The components of the net deferred income tax liability were as follows as of December 31:

     (AMOUNTS IN MILLIONS)                               2014      2013
     ---------------------                             --------  --------
     Assets:
        Accrued expenses.............................. $    6.7  $   34.1
        Net operating loss carryforwards..............    279.4     230.6
        Foreign tax credit carryforwards..............     11.8      10.7
        State income taxes............................      6.7       5.9
        Other.........................................      6.0      30.3
                                                       --------  --------
            Gross deferred income tax assets..........    310.6     311.6
            Valuation allowance.......................    (13.5)    (13.4)
                                                       --------  --------
            Total deferred income tax assets..........    297.1     298.2
                                                       --------  --------
     Liabilities:
        Investments...................................      1.4      33.2
        Insurance reserves............................    586.7     573.9
        Net unrealized gains on investment securities.    160.9      59.4
        Net unrealized gains on derivatives...........       --       0.1
        PVFP..........................................     82.3      82.8
        DAC...........................................    754.6     744.4
        Other.........................................      9.1      22.6
                                                       --------  --------
            Total deferred income tax liabilities.....  1,595.0   1,516.4
                                                       --------  --------
            Net deferred income tax liability......... $1,297.9  $1,218.2
                                                       ========  ========

   The above valuation allowances of $13.5 million and $13.4 million, respectively, related to foreign tax credits and a specific federal separate tax return net operating loss deferred tax asset as of December 31, 2014 and 2013, respectively. Based on our analysis, we believe it is more likely than not that the results of future operations and the implementation of tax planning strategies will generate sufficient taxable income to enable us to realize the deferred tax assets for which we have not established valuation allowances.

   Net operating loss carryforwards amounted to $798.3 million as of December 31, 2014, and if unused, will expire beginning in 2021. Foreign tax credit carryforwards amounted to $11.8 million as of December 31, 2014, and if unused will begin to expire in 2015.

   In 2012, we decreased our deferred tax liability by $8.7 million, with an offset to additional paid-in capital related to an unsupported tax balance that arose prior to Genworth's IPO. GLICNY also adjusted its additional paid-in capital related to an unsupported tax balance that arose prior to Genworth's IPO which increased our investment in GLICNY and additional paid-in capital by $4.1 million. In 2013, we identified further adjustments to our deferred tax liability that arose prior to Genworth's IPO and increased it by an additional $5.8 million, with an offset to additional paid-in capital. GLICNY also identified further adjustments to its deferred tax liability that arose prior to Genworth's IPO which decreased our investment in GLICNY and additional paid-in capital by $0.8 million.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows as of December 31:

      (AMOUNTS IN MILLIONS)                          2014   2013   2012
      ---------------------                         -----  -----  ------
      Balance as of January 1...................... $ 9.8  $10.0  $112.5
      Tax positions related to the current period:
         Gross additions...........................   1.8    1.2     0.3
      Tax positions related to the prior years:
         Gross additions...........................    --    0.7      --
         Gross reductions..........................  (2.0)  (2.1)  (49.0)
      Settlements..................................    --     --   (53.8)
                                                    -----  -----  ------
      Balance as of December 31.................... $ 9.6  $ 9.8  $ 10.0
                                                    =====  =====  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The total amount of unrecognized tax benefits was $9.6 million as of December 31, 2014, of which $4.7 million, if recognized, would affect the effective rate on operations.

   We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended
December 31, 2014 and 2013, we did not recognize any interest and penalties. During the year ended December 31, 2012, we recognized a benefit of $2.4 million in interest and penalties. We had no interest and penalties accrued as of December 31, 2014 and 2013.

   For tax years prior to 2011, we filed U.S. federal income tax returns (included in GLIC's consolidated life returns) and various state and local tax returns. For tax years beginning in 2011, we were included in the life/non-life consolidated return filed by Genworth, our ultimate parent. With possible exceptions, we are no longer subject to U.S. federal tax examinations for years up through 2009. Any exposure with respect to these pre-2010 years has been sufficiently recorded in the financial statements. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations. We were included in a consolidated return with Genworth's former parent, GE, in 2004 before Genworth's IPO. The IRS completed its examination of these GE consolidated returns in 2010 and the appropriate adjustments under the Tax Matters Agreement and other tax sharing arrangements with GE were settled as of December 31, 2012 and finalized during the year ended December 31, 2013.

   We do not believe it is reasonably possible that any unrecognized tax benefits will be recognized in 2015.

(12) SUPPLEMENTAL CASH FLOW INFORMATION

   Net cash received for taxes was $18.5 million, $24.1 million and $405.3 million for the years ended December 31, 2014, 2013 and 2012, respectively. Cash paid for interest primarily related to our non-recourse funding obligations was $80.0 million, $88.7 million and $96.4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

   For a discussion of capital contributions received from our parent and capital contributions paid to our unconsolidated subsidiary, see notes 10 and 11.

   The following table details our non-cash transactions for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                   2014   2013   2012
---------------------                                                  -----  -----  -----
Supplemental schedule of non-cash investing and financing activities:
   Tax contingencies and other tax related items...................... $(1.5) $(1.6) $(0.4)
                                                                       -----  -----  -----
   Total non-cash transactions........................................ $(1.5) $(1.6) $(0.4)
                                                                       =====  =====  =====

(13) RELATED PARTY TRANSACTIONS

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly. See note 7 for additional information related to reinsurance transactions with related parties.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   Under this agreement, amounts incurred for these items aggregated $141.1 million, $157.8 million and $157.7 million for the years ended December 31, 2014, 2013 and 2012, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $35.3 million, $32.3 million and $43.5 million for the years ended December 31, 2014, 2013 and 2012, respectively.

   We pay Genworth, our ultimate parent, for investment-related services. We paid $16.1 million, $16.7 million and $15.3 million to Genworth in 2014, 2013 and 2012, respectively, for investment-related services. We pay interest on outstanding amounts under a credit funding agreement with GNA, our indirect parent. For the years ended December 31, 2014, 2013 and 2012, we incurred no interest expense under this agreement. For the years ended December 31, 2014, 2013 and 2012, we paid interest at the cost of funds to GNA, which was 0.3% for each year. In addition, as of December 31, 2014 and 2013, there were no borrowings under this agreement. Genworth owed us $0.5 million and $0.4 million as of December 31, 2014 and 2013, respectively, which was included in other assets in the consolidated balance sheet. GNA also owed us $3.1 million as of December 31, 2014, which was also included in other assets in the consolidated balance sheet. Amounts recognized as interest income related to these intercompany loans during 2014 and 2013 were not significant.

   Additionally, we sell investment securities to affiliates in the normal course of business. The sale of securities to affiliates are recorded at fair value with gains recorded in additional paid-in capital as a deemed capital contribution and losses recorded in retained earnings as a deemed dividend. For the year ended December 31, 2014, we did not sell any securities to affiliates. For the years ended December 31, 2013 and 2012, we recorded $1.2 million and $7.3 million, respectively, in additional paid-in capital related to gains associated with the sale of securities to affiliates.

   Newco is a real estate company which owns several buildings and land in Virginia. Newco was previously a direct wholly-owned subsidiary of GNA, an affiliate. In August 2012, we purchased Newco from GNA for $27.9 million in cash. The transfer was recorded at book value with a loss $13.5 million recorded in retained earnings as a deemed dividend. At the same time, GLAIC contributed a building with an estimated book value of $4.7 million to Newco. During 2014 and 2013, Newco leased buildings to affiliates and we recognized $4.4 million and $4.1 million, respectively, in rental income related to these lease arrangements.

(14) FAIR VALUE OF FINANCIAL INSTRUMENTS

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value. Such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative instruments. Other financial assets and liabilities--those not carried at fair value--are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

   Other invested assets. Primarily represents short-term investments and limited partnerships accounted for under the cost method. The fair value of short-term investments typically does not include significant

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

unobservable inputs and approximate our amortized cost basis. As a result, short-term investments are classified as Level 2. Limited partnerships are valued based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the underlying instrument. Cost method limited partnerships typically include significant unobservable inputs as a result of being relatively illiquid with limited market activity for similar instruments and are classified as Level 3.

   Non-recourse funding obligations. We use an internal model to determine fair value using the current floating rate coupon and expected life/final maturity of the instrument discounted using the floating rate index and current market spread assumption, which is estimated based on recent transactions for these instruments or similar instruments as well as other market information or broker provided data. Given these instruments are private and very little market activity exists, our current market spread assumption is considered to have significant unobservable inputs in calculating fair value and, therefore, results in the fair value of these instruments being classified as Level 3.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products. Given the significant unobservable inputs associated with policyholder behavior and current market rate assumptions used to discount the expected future cash flows, we classify these instruments as Level 3 except for certain funding agreement-backed notes that are traded in the marketplace as a security and are classified as Level 2.

   The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of December 31:

                                                                      2014
                     -                       ------------------------------------------------------
                                                                             FAIR VALUE
                                              NOTIONAL   CARRYING ---------------------------------
(AMOUNTS IN MILLIONS)                          AMOUNT     AMOUNT   TOTAL   LEVEL 1 LEVEL 2 LEVEL 3
---------------------                        --------    -------- -------- ------- ------- --------
Assets:
   Commercial mortgage loans................  $    /(1)/ $1,652.9 $1,776.7   $--    $  --  $1,776.7
   Other invested assets....................       /(1)/     79.6     80.7    --     68.1      12.6
Liabilities:
   Non-recourse funding obligations/(2)/....       /(1)/  2,181.8  1,573.2    --       --   1,573.2
   Investment contracts.....................       /(1)/  5,426.1  5,696.8    --      6.8   5,690.0
Other firm commitments:
   Commitments to fund limited partnerships.   14.0            --       --    --       --        --
   Ordinary course of business lending
     commitments............................   10.7

                                                                      2013
                                             ------------------------------------------------------
                                                                             FAIR VALUE
                                              NOTIONAL   CARRYING ---------------------------------
(AMOUNTS IN MILLIONS)                          AMOUNT     AMOUNT   TOTAL   LEVEL 1 LEVEL 2 LEVEL 3
---------------------                        --------    -------- -------- ------- ------- --------
Assets:
   Commercial mortgage loans................  $    /(1)/ $1,543.7 $1,604.3   $--    $  --  $1,604.3
   Other invested assets....................       /(1)/     34.1     34.2    --     16.5      17.7
Liabilities:
   Non-recourse funding obligations/(2)/....       /(1)/  2,226.3  1,594.6    --       --   1,594.6
   Investment contracts.....................       /(1)/  4,563.7  4,939.2    --     85.5   4,853.7
Other firm commitments:
   Commitments to fund limited partnerships.   14.7            --       --    --       --        --
   Ordinary course of business lending
     commitments............................   29.4

--------
/(1)/These financial instruments do not have notional amounts.
/(2)/See note 10 for additional information related to borrowings.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   Recurring Fair Value Measurements

   We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

   Fixed maturity, equity and trading securities

   The valuations of fixed maturity, equity and trading securities are determined using a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information. For all exchange-traded equity securities, the valuations are classified as Level 1.

   We utilize certain third-party data providers when determining fair value. We consider information obtained from third-party pricing services ("pricing services") as well as third-party broker provided prices, or broker quotes, in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by pricing services and broker quotes to be of high quality, management determines the fair value of our investment securities after considering all relevant and available information. We also use various methods to obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received, including an understanding of the assumptions and inputs utilized to determine the appropriate fair value. For pricing services, we analyze the prices provided by our primary pricing services to other readily available pricing services and perform a detailed review of the assumptions and inputs from each pricing service to determine the appropriate fair value when pricing differences exceed certain thresholds. We also evaluate changes in fair value that are greater than 10% each month to further aid in our review of the accuracy of fair value measurements and our understanding of changes in fair value, with more detailed reviews performed by the asset managers responsible for the related asset class associated with the security being reviewed. A pricing committee provides additional oversight and guidance in the evaluation and review of the pricing methodologies used to value our investment portfolio.

   In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote for public or private fixed maturity securities. In certain instances, we utilize price caps for broker quoted securities where the estimated market yield results in a valuation that may exceed the amount that we believe would be received in a market transaction. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quotes valuation is available, we determine fair value using internal models.

   For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. Additionally, on a monthly basis we review a sample of securities, examining the pricing service's assumptions to determine if we agree with the service's derived price. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs, which would result in the valuation being classified as Level 3.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   For private fixed maturity securities, we utilize an internal model to determine fair value and utilize public bond spreads by sector, rating and maturity to develop the market rate that would be utilized for a similar public bond. We then add an additional premium, which represents an unobservable input, to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. In certain instances, we utilize price caps for securities where the estimated market yield results in a valuation that may exceed the amount that would be received in a market transaction. When a security does not have an external rating, we assign the security an internal rating to determine the appropriate public bond spread that should be utilized in the valuation. To evaluate the reasonableness of the internal model, we review a sample of private fixed maturity securities each month. In that review we compare the modeled prices to the prices of similar public securities in conjunction with analysis on current market indicators. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds, any price caps utilized, liquidity premiums applied, and whether external ratings are available for our private placements to determine whether the spreads utilized would be considered observable inputs. During 2012, we began classifying private securities without an external rating and public bond spread as Level 3. In general, increases (decreases) in credit spreads will decrease (increase) the fair value for our fixed maturity securities.

   For broker quotes, we consider the valuation methodology utilized by the third party and analyze a sample each month to assess reasonableness given then current market conditions. As the valuation typically includes significant unobservable inputs, we classify the securities where fair value is based on our consideration of broker quotes as Level 3 measurements.

   For remaining securities priced using internal models, we maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

   Securities lending and derivative counterparty collateral

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. We determine fair value after considering prices obtained by third-party pricing services.

   Separate account assets

   The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

   Derivatives

   We consider counterparty collateral arrangements and rights of set-off when evaluating our net credit risk exposure to our derivative counterparties. Accordingly, we are permitted to include consideration of these arrangements when determining whether any incremental adjustment should be made for both the counterparty's and our non-performance risk in measuring fair value for our derivative instruments. As a result of these counterparty arrangements, we determined that any adjustment for credit risk would not be material and we do not record any incremental adjustment for our non-performance risk or the non-performance risk of the derivative counterparty for our derivative assets or liabilities. We determine fair value for our derivatives using an income approach with internal models based on relevant market inputs for each derivative instrument. We

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

also compare the fair value determined using our internal model to the valuations provided by our derivative counterparties with any significant differences or changes in valuation being evaluated further by our derivatives professionals that are familiar with the instrument and market inputs used in the valuation.

   Interest rate swaps. The valuation of interest rate swaps is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2. For certain interest rate swaps, the inputs into the valuation also include the total returns of certain bonds that would primarily be considered an observable input and result in the derivative being classified as Level 2. For certain other swaps, there are features that provide an option to the counterparty to terminate the swap at specified dates. The interest rate volatility input used to value these options would be considered a significant unobservable input and results in the fair value measurement of the derivative being classified as Level 3. These options to terminate the swap by the counterparty are based on forward interest rate swap curves and volatility. As interest rate volatility increases, our valuation of the derivative changes unfavorably.

   Credit default swaps. We have single name credit default swaps. We utilize an income approach to determine fair value based on using current market information for the credit spreads of the reference entity, which is considered observable inputs based on the reference entities of our derivatives and results in these derivatives being classified as Level 2.

   Equity index options. We have equity index options associated with various equity indices. The valuation of equity index options is determined using an income approach. The primary inputs into the valuation represent forward interest rate volatility and time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3. As equity index volatility increases, our valuation of these options changes favorably.

   Financial futures. The fair value of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1. The period end valuation is zero as a result of settling the margins on these contracts on a daily basis.

   Equity return swaps. The valuation of equity return swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and underlying equity index values, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

   Limited guarantee. The valuation of the limited guarantee is determined using an income approach. The primary inputs into the valuation represent policyholder behavior, such as lapses and mortality, and future interest rates to project future results to determine the scenarios when the limited guarantee payments, if any, would be required using probability weighted scenarios. As a result of the significant unobservable inputs associated with the assumptions used to project future results, the limited guarantee is classified as Level 3. Genworth Holdings, Inc. provides a limited guarantee to Rivermont I, our wholly-owned subsidiary, whereby Rivermont I is guaranteed to receive a prescribed rate of return on its modified coinsurance agreement assets held by GLAIC. This limited guarantee is accounted for as a derivative that does not qualify for hedge accounting and is carried at fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   GMWB embedded derivatives

   We are required to bifurcate an embedded derivative for certain features associated with annuity products and related reinsurance agreements where we provide a GMWB to the policyholder and are required to record the GMWB embedded derivative at fair value. The valuation of our GMWB embedded derivative is based on an income approach that incorporates inputs such as forward interest rates, equity index volatility, equity index and fund correlation, and policyholder assumptions such as utilization, lapse and mortality. In addition to these inputs, we also consider risk and expense margins when determining the projected cash flows that would be determined by another market participant. While the risk and expense margins are considered in determining fair value, these inputs do not have a significant impact on the valuation. We determine fair value using an internal model based on the various inputs noted above. The resulting fair value measurement from the model is reviewed by the product actuarial, risk and finance professionals each reporting period with changes in fair value also being compared to changes in derivatives and other instruments used to mitigate changes in fair value from certain market risks, such as equity index volatility and interest rates.

   For GMWB liabilities, non-performance risk is integrated into the discount rate. Our discount rate used to determine fair value of our GMWB liabilities includes market credit spreads above U.S. Treasury rates to reflect an adjustment for the non-performance risk of the GMWB liabilities. As of December 31, 2014 and 2013, the impact of non-performance risk resulted in a lower fair value of our GMWB liabilities of $64.1 million and $40.0 million, respectively.

   To determine the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. In determining the appropriate discount rate to incorporate non-performance risk of the GMWB liabilities, we also considered the impacts of state guarantees embedded in the related insurance product as a form of inseparable third-party guarantee. We believe that a hypothetical exit market participant would use a similar discount rate as described above to value the liabilities.

   For equity index volatility, we determine the projected equity market volatility using both historical volatility and projected equity market volatility with more significance being placed on projected near-term volatility and recent historical data. Given the different attributes and market characteristics of GMWB liabilities compared to equity index options in the derivative market, the equity index volatility assumption for GMWB liabilities may be different from the volatility assumption for equity index options, especially for the longer dated points on the curve.

   Equity index and fund correlations are determined based on historical price observations for the fund and equity index.

   For policyholder assumptions, we use our expected lapse, mortality and utilization assumptions and update these assumptions for our actual experience, as necessary. For our lapse assumption, we adjust our base lapse assumption by policy based on a combination of the policyholder's current account value and GMWB benefit.

   We classify the GMWB valuation as Level 3 based on having significant unobservable inputs, with equity index volatility and non-performance risk being considered the more significant unobservable inputs. As equity index volatility increases, the fair value of the GMWB liabilities will increase. Any increase in non-performance risk would increase the discount rate and would decrease the fair value of the GMWB liability. Additionally, we consider lapse and utilization assumptions to be significant unobservable inputs. An increase in our lapse assumption would decrease the fair value of the GMWB liability, whereas an increase in our utilization rate would increase the fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   Fixed index annuity embedded derivatives

   We offer fixed indexed annuity products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

   Indexed universal life embedded derivatives

   We offer indexed universal life products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following tables set forth our assets and liabilities by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                              2014
                                                              -------------------------------------
(AMOUNTS IN MILLIONS)                                           TOTAL   LEVEL 1   LEVEL 2  LEVEL 3
---------------------                                         --------- -------- --------- --------
Assets
   Investments:/ /
       Fixed maturity securities:/ /
          U.S. government, agencies and government-/
            /sponsored enterprises........................... $ 1,023.4 $     -- $ 1,023.4 $     --
          Tax-exempt.........................................      63.4       --      63.4       --
          Government--non-U.S................................     197.9       --     197.9       --
          U.S. corporate.....................................   6,822.7       --   6,072.5    750.2
          Corporate--non-U.S.................................   2,355.2       --   1,861.8    493.4
          Residential mortgage-backed........................   1,644.6       --   1,631.7     12.9
          Commercial mortgage-backed.........................     912.1       --     911.1      1.0
          Other asset-backed.................................   1,478.8       --     925.4    553.4
                                                              --------- -------- --------- --------
          Total fixed maturity securities....................  14,498.1       --  12,687.2  1,810.9
                                                              --------- -------- --------- --------
       Equity securities.....................................      52.2     35.1       1.2     15.9
                                                              --------- -------- --------- --------
       Other invested assets:
          Trading securities.................................     198.0       --     198.0       --
          Derivative assets:.................................
              Interest rate swaps............................       6.3       --       6.3       --
              Credit default swaps...........................       0.1       --       0.1       --
              Equity index options...........................      14.3       --        --     14.3
              Limited guarantee..............................       5.2       --        --      5.2
                                                              --------- -------- --------- --------
              Total derivative assets........................      25.9       --       6.4     19.5
                                                              --------- -------- --------- --------
          Securities lending collateral......................      61.8       --      61.8       --
                                                              --------- -------- --------- --------
          Total other invested assets........................     285.7       --     266.2     19.5
                                                              --------- -------- --------- --------
   Other assets/(1)/.........................................      42.8       --      42.8       --
   Reinsurance recoverable/(2)/..............................      10.9       --        --     10.9
   Separate account assets...................................   8,422.6  8,422.6        --       --
                                                              --------- -------- --------- --------
              Total assets................................... $23,312.3 $8,457.7 $12,997.4 $1,857.2
                                                              ========= ======== ========= ========
Liabilities
   Policyholder account balances:/ /
       GMWB embedded derivatives/(3)/........................ $   251.7 $     -- $      -- $  251.7
       Fixed index annuity embedded derivatives..............     270.2       --        --    270.2
       Indexed universal life embedded derivatives...........       6.7       --        --      6.7
                                                              --------- -------- --------- --------
       Total policyholder account balances...................     528.6       --        --    528.6
                                                              --------- -------- --------- --------
   Derivative liabilities:
       Equity return swaps...................................       0.9       --       0.9       --
                                                              --------- -------- --------- --------
       Total derivative liabilities..........................       0.9       --       0.9       --
                                                              --------- -------- --------- --------
          Total liabilities.................................. $   529.5 $     -- $     0.9 $  528.6
                                                              ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(3)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                                                              2013
                                                             --------------------------------------
(AMOUNTS IN MILLIONS)                                          TOTAL    LEVEL 1   LEVEL 2   LEVEL 3
---------------------                                        ---------  -------- --------- --------
Assets
   Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-
            sponsored enterprises........................... $   978.6  $     -- $   978.6 $     --
          Tax-exempt........................................      46.0        --      46.0       --
          Government--non-U.S...............................     193.5        --     182.6     10.9
          U.S. corporate....................................   6,200.7        --   5,469.6    731.1
          Corporate--non-U.S................................   2,316.6        --   1,800.7    515.9
          Residential mortgage-backed.......................   1,565.4        --   1,560.5      4.9
          Commercial mortgage-backed........................     925.6        --     923.3      2.3
          Other asset-backed................................   1,376.1        --     985.9    390.2
                                                             ---------  -------- --------- --------
          Total fixed maturity securities...................  13,602.5        --  11,947.2  1,655.3
                                                             ---------  -------- --------- --------
       Equity securities....................................      45.4      21.6       3.1     20.7
                                                             ---------  -------- --------- --------
       Other invested assets:
          Trading securities................................     182.1        --     182.1       --
          Derivative assets:................................
              Interest rate swaps...........................       0.6        --       0.6       --
              Credit default swaps..........................       0.1        --       0.1       --
              Equity index options..........................      10.9        --        --     10.9
                                                             ---------  -------- --------- --------
              Total derivative assets.......................      11.6        --       0.7     10.9
                                                             ---------  -------- --------- --------
          Securities lending collateral.....................      58.0        --      58.0       --
                                                             ---------  -------- --------- --------
          Total other invested assets.......................     251.7        --     240.8     10.9
                                                             ---------  -------- --------- --------
   Other assets/(1)/........................................      35.9        --      35.9       --
   Reinsurance recoverable/(2)/.............................      (0.7)       --        --     (0.7)
   Separate account assets..................................   9,264.5   9,264.5        --       --
                                                             ---------  -------- --------- --------
              Total assets.................................. $23,199.3  $9,286.1 $12,227.0 $1,686.2
                                                             =========  ======== ========= ========
Liabilities
   Policyholder account balances:/ /
       GMWB embedded derivatives/(3)/....................... $    82.8  $     -- $      -- $   82.8
       Fixed index annuity embedded derivatives.............     136.8        --        --    136.8
       Indexed universal life embedded derivatives..........       0.2        --        --      0.2
                                                             ---------  -------- --------- --------
       Total policyholder account balances..................     219.8        --        --    219.8
                                                             ---------  -------- --------- --------
   Derivative liabilities:
       Equity return swaps..................................       1.5        --       1.5       --
                                                             ---------  -------- --------- --------
       Total derivative liabilities.........................       1.5        --       1.5       --
                                                             ---------  -------- --------- --------
          Total liabilities................................. $   221.3  $     -- $     1.5 $  219.8
                                                             ---------  -------- --------- --------

--------
/(1)/Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(3)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, which primarily represents mutual fund investments, we typically do not have any transfers between Level 1 and Level 2 measurement categories and did not have any such transfers during any period presented.

   Our assessment of whether or not there were significant unobservable inputs related to fixed maturity securities was based on our observations obtained through the course of managing our investment portfolio, including interaction with other market participants, observations related to the availability and consistency of pricing and/or rating, and understanding of general market activity such as new issuance and the level of secondary market trading for a class of securities. Additionally, we considered data obtained from third-party pricing sources to determine whether our estimated values incorporate significant unobservable inputs that would result in the valuation being classified as Level 3.

   The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:


                                             TOTAL REALIZED AND
                                              UNREALIZED GAINS
                                 BEGINNING        (LOSSES)
                                  BALANCE   -------------------
                                   AS OF    INCLUDED IN                                                  TRANSFER TRANSFER
                                 JANUARY 1, NET INCOME  INCLUDED                                           INTO    OUT OF
(AMOUNTS IN MILLIONS)               2014      (LOSS)     IN OCI  PURCHASES  SALES  ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3
---------------------            ---------- ----------- -------- --------- ------  --------- ----------- -------- --------
Fixed maturity securities:
   Government--non-U.S..........  $   10.9    $   --     $ 0.1    $   --   $   --    $ --      $    --    $   --   $(11.0)
   U.S. corporate /(1)/.........     731.1       4.0       7.4      54.1    (10.9)     --        (63.3)     86.7    (58.9)
   Corporate--non-U.S...........     515.9       1.0      (8.3)     63.0    (13.0)     --        (93.8)     28.6       --
   Residential mortgage-
    backed......................       4.9      (0.1)      0.2      15.5       --      --         (4.0)       --     (3.6)
   Commercial mortgage-
    backed......................       2.3        --       0.5        --       --      --         (1.6)       --     (0.2)
   Other asset-backed/(1)/......     390.2       0.7       2.3     112.1       --      --        (50.0)    103.5     (5.4)
                                  --------    ------     -----    ------   ------    ----      -------    ------   ------
   Total fixed maturity
    securities..................   1,655.3       5.6       2.2     244.7    (23.9)     --       (212.7)    218.8    (79.1)
                                  --------    ------     -----    ------   ------    ----      -------    ------   ------
Equity securities...............      20.7        --       0.2        --     (5.0)     --           --        --       --
                                  --------    ------     -----    ------   ------    ----      -------    ------   ------
Other invested assets:
   Derivative assets:
      Equity index options......      10.9     (28.0)       --      31.4       --      --           --        --       --
      Limited guarantee.........        --       5.2        --        --       --      --           --        --       --
                                  --------    ------     -----    ------   ------    ----      -------    ------   ------
      Total derivative
       assets...................      10.9     (22.8)       --      31.4       --      --           --        --       --
                                  --------    ------     -----    ------   ------    ----      -------    ------   ------
   Total other invested assets..      10.9     (22.8)       --      31.4       --      --           --        --       --
                                  --------    ------     -----    ------   ------    ----      -------    ------   ------
Reinsurance recoverable/(2)/....      (0.7)      9.3        --        --       --     2.3           --        --       --
                                  --------    ------     -----    ------   ------    ----      -------    ------   ------
Total Level 3 assets............  $1,686.2    $ (7.9)    $ 2.4    $276.1   $(28.9)   $2.3      $(212.7)   $218.8   $(79.1)
                                  ========    ======     =====    ======   ======    ====      =======    ======   ======

                                              TOTAL GAINS
                                                (LOSSES)
                                              INCLUDED IN
                                    ENDING     NET INCOME
                                   BALANCE       (LOSS)
                                    AS OF     ATTRIBUTABLE
                                 DECEMBER 31,  TO ASSETS
(AMOUNTS IN MILLIONS)                2014      STILL HELD
---------------------            ------------ ------------
Fixed maturity securities:
   Government--non-U.S..........   $     --      $   --
   U.S. corporate /(1)/.........      750.2         0.7
   Corporate--non-U.S...........      493.4         0.1
   Residential mortgage-
    backed......................       12.9          --
   Commercial mortgage-
    backed......................        1.0          --
   Other asset-backed/(1)/......      553.4         0.5
                                   --------      ------
   Total fixed maturity
    securities..................    1,810.9         1.3
                                   --------      ------
Equity securities...............       15.9          --
                                   --------      ------
Other invested assets:
   Derivative assets:
      Equity index options......       14.3       (24.6)
      Limited guarantee.........        5.2         5.2
                                   --------      ------
      Total derivative
       assets...................       19.5       (19.4)
                                   --------      ------
   Total other invested assets..       19.5       (19.4)
                                   --------      ------
Reinsurance recoverable/(2)/....       10.9         9.3
                                   --------      ------
Total Level 3 assets............   $1,857.2      $ (8.8)
                                   ========      ======

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                             TOTAL REALIZED AND
                                              UNREALIZED GAINS
                                 BEGINNING        (LOSSES)
                                  BALANCE   -------------------
                                   AS OF    INCLUDED IN                                                   TRANSFER TRANSFER
                                 JANUARY 1, NET INCOME  INCLUDED                                            INTO    OUT OF
(AMOUNTS IN MILLIONS)               2013      (LOSS)     IN OCI  PURCHASES  SALES   ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3
---------------------            ---------- ----------- -------- --------- -------  --------- ----------- -------- --------
Fixed maturity securities:
   Government--non-U.S..........  $     --    $   --     $ 0.4    $   --   $    --    $ --      $    --    $ 10.5   $   --
   U.S. corporate/(1)/..........     855.5       2.3      (1.4)     49.9     (33.7)     --       (168.9)     81.0    (53.6)
   Corporate--non-U.S...........     567.7      (0.9)     (1.8)     31.1     (19.0)     --        (76.2)     15.0       --
   Residential
    mortgage-backed.............       7.3      (4.6)      9.7        --      (5.2)     --         (2.3)       --       --
   Commercial mortgage-
    backed......................      12.0      (1.6)      1.0        --      (0.1)     --        (12.5)      5.2     (1.7)
   Other asset-backed/(1)/......     225.1      (0.1)      7.7      65.8     (18.7)     --        (13.0)    123.4       --
                                  --------    ------     -----    ------   -------    ----      -------    ------   ------
   Total fixed maturity
    securities..................   1,667.6      (4.9)     15.6     146.8     (76.7)     --       (272.9)    235.1    (55.3)
                                  --------    ------     -----    ------   -------    ----      -------    ------   ------
Equity securities...............      38.6       2.1      (0.5)       --     (19.5)     --           --        --       --
                                  --------    ------     -----    ------   -------    ----      -------    ------   ------
Other invested assets:
   Trading securities...........      13.4       3.6        --        --     (16.5)     --         (0.5)       --       --
   Derivative assets:
      Interest rate swaps.......       1.6      (0.2)       --        --      (1.4)     --           --        --       --
      Equity index options......      18.2     (34.9)       --      36.8      (9.2)     --           --        --       --
      Limited guarantee.........       0.5      (0.5)       --        --        --      --           --        --       --
                                  --------    ------     -----    ------   -------    ----      -------    ------   ------
      Total derivative
       assets...................      20.3     (35.6)       --      36.8     (10.6)     --           --        --       --
                                  --------    ------     -----    ------   -------    ----      -------    ------   ------
   Total other invested assets..      33.7     (32.0)       --      36.8     (27.1)     --         (0.5)       --       --
                                  --------    ------     -----    ------   -------    ----      -------    ------   ------
Reinsurance recoverable/(2)/....       8.4     (11.4)       --        --        --     2.3           --        --       --
                                  --------    ------     -----    ------   -------    ----      -------    ------   ------
Total Level 3 assets............  $1,748.3    $(46.2)    $15.1    $183.6   $(123.3)   $2.3      $(273.4)   $235.1   $(55.3)
                                  ========    ======     =====    ======   =======    ====      =======    ======   ======

                                              TOTAL GAINS
                                                (LOSSES)
                                              INCLUDED IN
                                    ENDING     NET INCOME
                                   BALANCE       (LOSS)
                                    AS OF     ATTRIBUTABLE
                                 DECEMBER 31,  TO ASSETS
(AMOUNTS IN MILLIONS)                2013      STILL HELD
---------------------            ------------ ------------
Fixed maturity securities:
   Government--non-U.S..........   $   10.9      $   --
   U.S. corporate/(1)/..........      731.1         0.9
   Corporate--non-U.S...........      515.9        (0.9)
   Residential
    mortgage-backed.............        4.9          --
   Commercial mortgage-
    backed......................        2.3        (1.0)
   Other asset-backed/(1)/......      390.2         1.1
                                   --------      ------
   Total fixed maturity
    securities..................    1,655.3         0.1
                                   --------      ------
Equity securities...............       20.7          --
                                   --------      ------
Other invested assets:
   Trading securities...........         --          --
   Derivative assets:
      Interest rate swaps.......         --          --
      Equity index options......       10.9       (29.9)
      Limited guarantee.........         --          --
                                   --------      ------
      Total derivative
       assets...................       10.9       (29.9)
                                   --------      ------
   Total other invested assets..       10.9       (29.9)
                                   --------      ------
Reinsurance recoverable/(2)/....       (0.7)      (11.4)
                                   --------      ------
Total Level 3 assets............   $1,686.2      $(41.2)
                                   ========      ======

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                               TOTAL REALIZED AND
                                                UNREALIZED GAINS
                                   BEGINNING        (LOSSES)
                                    BALANCE   --------------------
                                     AS OF    INCLUDED IN                                                  TRANSFER TRANSFER
                                   JANUARY 1, NET INCOME  INCLUDED                                           INTO    OUT OF
(AMOUNTS IN MILLIONS)                 2012      (LOSS)     IN OCI  PURCHASES  SALES  ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3
---------------------              ---------- ----------- -------- --------- ------  --------- ----------- -------- --------
Fixed maturity securities:
   U.S. government, agencies
    and government-sponsored/
    /enterprises..................  $    1.1    $   --     $  --    $   --   $   --    $ --      $    --    $   --  $  (1.1)
   U.S. corporate/(1)/............     831.4       2.9      27.5      56.5    (19.3)     --        (48.1)    160.6   (156.0)
   Corporate--non-U.S./(1)/.......     359.5       1.8      27.2      74.7       --      --        (27.5)    132.0       --
   Residential
    mortgage-backed...............      11.3      (6.3)      8.6        --       --      --         (6.4)      0.1       --
   Commercial
    mortgage-backed...............      15.6      (1.3)      1.8        --       --      --         (0.1)       --     (4.0)
   Other asset-backed.............     118.5       0.4      13.2     136.6    (11.8)     --        (36.3)      4.5       --
                                    --------    ------     -----    ------   ------    ----      -------    ------  -------
   Total fixed maturity
    securities....................   1,337.4      (2.5)     78.3     267.8    (31.1)     --       (118.4)    297.2   (161.1)
                                    --------    ------     -----    ------   ------    ----      -------    ------  -------
Equity securities.................      39.8        --       0.3       3.8     (5.3)     --           --        --       --
                                    --------    ------     -----    ------   ------    ----      -------    ------  -------
Other invested assets:
   Trading securities.............      32.4       1.9        --        --     (2.9)     --         (3.3)       --    (14.7)
   Derivative assets:
      Interest rate swaps.........       5.3       0.7        --        --       --      --         (4.4)       --       --
      Equity index options........      22.6     (42.4)       --      48.0       --      --        (10.0)       --       --
      Limited guarantee...........       5.9      (5.4)       --        --       --      --           --        --       --
                                    --------    ------     -----    ------   ------    ----      -------    ------  -------
      Total derivative assets.....      33.8     (47.1)       --      48.0       --      --        (14.4)       --       --
                                    --------    ------     -----    ------   ------    ----      -------    ------  -------
   Total other invested assets....      66.2     (45.2)       --      48.0     (2.9)     --        (17.7)       --    (14.7)
                                    --------    ------     -----    ------   ------    ----      -------    ------  -------
Reinsurance recoverable/(2)/......      13.9      (7.9)       --        --       --     2.4           --        --       --
                                    --------    ------     -----    ------   ------    ----      -------    ------  -------
Total Level 3 assets..............  $1,457.3    $(55.6)    $78.6    $319.6   $(39.3)   $2.4      $(136.1)   $297.2  $(175.8)
                                    ========    ======     =====    ======   ======    ====      =======    ======  =======

                                                TOTAL GAINS
                                                  (LOSSES)
                                                INCLUDED IN
                                      ENDING     NET INCOME
                                     BALANCE       (LOSS)
                                      AS OF     ATTRIBUTABLE
                                   DECEMBER 31,  TO ASSETS
(AMOUNTS IN MILLIONS)                  2012      STILL HELD
---------------------              ------------ ------------
Fixed maturity securities:
   U.S. government, agencies
    and government-sponsored/
    /enterprises..................   $     --      $   --
   U.S. corporate/(1)/............      855.5        (0.3)
   Corporate--non-U.S./(1)/.......      567.7         0.1
   Residential
    mortgage-backed...............        7.3        (6.3)
   Commercial
    mortgage-backed...............       12.0        (1.3)
   Other asset-backed.............      225.1         0.4
                                     --------      ------
   Total fixed maturity
    securities....................    1,667.6        (7.4)
                                     --------      ------
Equity securities.................       38.6          --
                                     --------      ------
Other invested assets:
   Trading securities.............       13.4         2.2
   Derivative assets:
      Interest rate swaps.........        1.6         0.7
      Equity index options........       18.2       (39.4)
      Limited guarantee...........        0.5        (5.4)
                                     --------      ------
      Total derivative assets.....       20.3       (44.1)
                                     --------      ------
   Total other invested assets....       33.7       (41.9)
                                     --------      ------
Reinsurance recoverable/(2)/......        8.4        (7.9)
                                     --------      ------
Total Level 3 assets..............   $1,748.3      $(57.2)
                                     ========      ======

--------
/(1)/The transfers into and out of Level 3 were primarily related to private fixed rate U.S. corporate and private fixed rate corporate--non-U.S. securities and resulted from a change in the observability of the additional premium to the public bond spread to adjust for the liquidity and other features of our private placements and resulted in unobservable inputs having a significant impact on certain valuations for transfers in or no longer having significant impact on certain valuations for transfers out. During 2012, we began classifying private securities without an external rating as Level 3, which resulted in a significant number of securities being transferred into Level 3.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

   The following table presents the gains and losses included in net income
(loss) from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                                   2014    2013    2012
---------------------                                                                  ------  ------  ------
Total realized and unrealized gains (losses) included in net income (loss):
   Net investment income.............................................................. $  5.5  $  3.2  $  5.4
   Net investment gains (losses)......................................................  (13.4)  (49.4)  (61.0)
                                                                                       ------  ------  ------
       Total.......................................................................... $ (7.9) $(46.2) $(55.6)
                                                                                       ======  ======  ======
Total gains (losses) included in net income (loss) attributable to assets still held:
   Net investment income.............................................................. $  1.3  $  2.1  $  1.1
   Net investment gains (losses)......................................................  (10.1)  (43.3)  (58.3)
                                                                                       ------  ------  ------
       Total.......................................................................... $ (8.8) $(41.2) $(57.2)
                                                                                       ======  ======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The amount presented for unrealized gains (losses) included in net income
(loss) for available-for-sale securities represents impairments and accretion on certain fixed maturity securities.

   The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:


                                             TOTAL REALIZED AND
                                             UNREALIZED (GAINS)
                                 BEGINNING         LOSSES
                                  BALANCE   ---------------------
                                   AS OF    INCLUDED IN                                                 TRANSFER TRANSFER
                                 JANUARY 1, NET (INCOME) INCLUDED                                         INTO    OUT OF
(AMOUNTS IN MILLIONS)               2014        LOSS      IN OCI  PURCHASES SALES ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3
---------------------            ---------- ------------ -------- --------- ----- --------- ----------- -------- --------
Policyholder account balances:
   GMWB embedded/
    /derivatives/(1)/...........   $ 82.8      $136.2      $--       $--     $--   $ 32.7      $  --      $--      $--
   Fixed index annuity
    embedded derivatives........    136.8        26.8       --        --      --    108.1       (1.5)      --       --
   Indexed universal life
    embedded derivatives........      0.2         1.0       --        --      --      5.5         --       --       --
                                   ------      ------      ---       ---     ---   ------      -----      ---      ---
   Total policyholder account
    balances....................    219.8       164.0       --        --      --    146.3       (1.5)      --       --
                                   ------      ------      ---       ---     ---   ------      -----      ---      ---
Total Level 3 liabilities.......   $219.8      $164.0      $--       $--     $--   $146.3      $(1.5)     $--      $--
                                   ======      ======      ===       ===     ===   ======      =====      ===      ===

                                              TOTAL (GAINS)
                                                  LOSSES
                                               INCLUDED IN
                                    ENDING     NET (INCOME)
                                   BALANCE         LOSS
                                    AS OF      ATTRIBUTABLE
                                 DECEMBER 31, TO LIABILITIES
(AMOUNTS IN MILLIONS)                2014       STILL HELD
---------------------            ------------ --------------
Policyholder account balances:
   GMWB embedded/
    /derivatives/(1)/...........    $251.7        $137.9
   Fixed index annuity
    embedded derivatives........     270.2          26.8
   Indexed universal life
    embedded derivatives........       6.7           1.0
                                    ------        ------
   Total policyholder account
    balances....................     528.6         165.7
                                    ------        ------
Total Level 3 liabilities.......    $528.6        $165.7
                                    ======        ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.


                                             TOTAL REALIZED AND
                                             UNREALIZED (GAINS)
                                 BEGINNING         LOSSES
                                  BALANCE   ---------------------
                                   AS OF    INCLUDED IN                                                 TRANSFER TRANSFER
                                 JANUARY 1, NET (INCOME) INCLUDED                                         INTO    OUT OF
(AMOUNTS IN MILLIONS)               2014        LOSS      IN OCI  PURCHASES SALES ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3
---------------------            ---------- ------------ -------- --------- ----- --------- ----------- -------- --------
Policyholder account balances:
   GMWB embedded/
    /derivatives/(1)/...........   $307.2     $(257.6)     $--       $--     $--   $ 33.2      $  --      $--      $--
   Fixed index annuity
    embedded derivatives........     21.7        16.4       --        --      --     98.9       (0.2)      --       --
   Indexed universal life
    embedded derivatives........       --          --       --        --      --      0.2         --       --       --
                                   ------     -------      ---       ---     ---   ------      -----      ---      ---
   Total policyholder account
    balances....................    328.9      (241.2)      --        --      --    132.3       (0.2)      --       --
                                   ------     -------      ---       ---     ---   ------      -----      ---      ---
Total Level 3 liabilities.......   $328.9     $(241.2)     $--       $--     $--   $132.3      $(0.2)     $--      $--
                                   ======     =======      ===       ===     ===   ======      =====      ===      ===

                                              TOTAL (GAINS)
                                                  LOSSES
                                               INCLUDED IN
                                    ENDING     NET (INCOME)
                                   BALANCE         LOSS
                                    AS OF      ATTRIBUTABLE
                                 DECEMBER 31, TO LIABILITIES
(AMOUNTS IN MILLIONS)                2014       STILL HELD
---------------------            ------------ --------------
Policyholder account balances:
   GMWB embedded/
    /derivatives/(1)/...........    $ 82.8       $(255.7)
   Fixed index annuity
    embedded derivatives........     136.8          16.4
   Indexed universal life
    embedded derivatives........       0.2            --
                                    ------       -------
   Total policyholder account
    balances....................     219.8        (239.3)
                                    ------       -------
Total Level 3 liabilities.......    $219.8       $(239.3)
                                    ======       =======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012



                                             TOTAL REALIZED AND
                                             UNREALIZED (GAINS)
                                 BEGINNING         LOSSES
                                  BALANCE   ---------------------
                                   AS OF    INCLUDED IN                                                 TRANSFER TRANSFER
                                 JANUARY 1, NET (INCOME) INCLUDED                                         INTO    OUT OF
(AMOUNTS IN MILLIONS)               2014        LOSS      IN OCI  PURCHASES SALES ISSUANCES SETTLEMENTS LEVEL 3  LEVEL 3
---------------------            ---------- ------------ -------- --------- ----- --------- ----------- -------- --------
Policyholder account balances:
   GMWB embedded/
    /derivatives/(1)/...........   $433.6     $(158.4)     $--       $--     $--    $32.0       $--       $--      $--
   Fixed index annuity
    embedded derivatives........       --         0.1       --        --      --     21.6        --        --       --
                                   ------     -------      ---       ---     ---    -----       ---       ---      ---
   Total policyholder account
    balances....................    433.6      (158.3)      --        --      --     53.6        --        --       --
                                   ------     -------      ---       ---     ---    -----       ---       ---      ---
Total Level 3 liabilities.......   $433.6     $(158.3)     $--       $--     $--    $53.6       $--       $--      $--
                                   ======     =======      ===       ===     ===    =====       ===       ===      ===

                                              TOTAL (GAINS)
                                                  LOSSES
                                               INCLUDED IN
                                    ENDING     NET (INCOME)
                                   BALANCE         LOSS
                                    AS OF      ATTRIBUTABLE
                                 DECEMBER 31, TO LIABILITIES
(AMOUNTS IN MILLIONS)                2014       STILL HELD
---------------------            ------------ --------------
Policyholder account balances:
   GMWB embedded/
    /derivatives/(1)/...........    $307.2       $(155.0)
   Fixed index annuity
    embedded derivatives........      21.7           0.1
                                    ------       -------
   Total policyholder account
    balances....................     328.9        (154.9)
                                    ------       -------
Total Level 3 liabilities.......    $328.9       $(154.9)
                                    ======       =======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

   The following table presents the gains and losses included in net (income) loss from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(AMOUNTS IN MILLIONS)                                                                        2014    2013     2012
---------------------                                                                       ------ -------  -------
Total realized and unrealized (gains) losses included in net (income) loss:
   Net investment income................................................................... $   -- $    --  $    --
   Net investment (gains) losses...........................................................  164.0  (241.2)  (158.3)
                                                                                            ------ -------  -------
       Total............................................................................... $164.0 $(241.2) $(158.3)
                                                                                            ====== =======  =======
Total (gains) losses included in net (income) loss attributable to liabilities still held:
   Net investment income................................................................... $   -- $    --  $    --
   Net investment (gains) losses...........................................................  165.7  (239.3)  (154.9)
                                                                                            ------ -------  -------
       Total............................................................................... $165.7 $(239.3) $(154.9)
                                                                                            ====== =======  =======

   Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases, sales and settlements of fixed maturity, equity and trading securities and purchases, issuances and settlements of derivative instruments.

   Issuances presented for GMWB embedded derivative liabilities are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance. Issuances for fixed index annuity and indexed universal life embedded derivative liabilities represent the amount of the premium received that is attributed to the value of the embedded derivative. Settlements of embedded derivatives are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net (income) loss" in the tables presented above.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   Certain classes of instruments classified as Level 3 are excluded below as a result of not being material or due to limitations in being able to obtain the underlying inputs used by certain third-party sources, such as broker quotes, used as an input in determining fair value. The following table presents a summary of the significant unobservable inputs used for certain fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2014:

                                        VALUATION                                                RANGE
(AMOUNTS IN MILLIONS)                   TECHNIQUE     FAIR VALUE  UNOBSERVABLE INPUT      (WEIGHTED-AVERAGE)
---------------------                ---------------- ---------- ---------------------- ------------------------
Assets
   Fixed maturity securities:
       U.S. corporate............... Internal models    $703.5      Credit spreads      81bps - 418bps (180bps)
       Corporate--non-U.S........... Internal models     433.3      Credit spreads      96bps - 808bps (200bps)
   Derivative assets:
                                       Discounted                    Equity index
       Equity index options.........   cash flows         14.3        volatility            14% - 23%(20%)
Liabilities
   Policyholder account balances:
                                                                      Withdrawal
                                                                   utilization rate            --% - 98%
                                                                      Lapse rate               --% - 15%
                                                                    Non-performance
                                                                 risk (credit spreads)   40bps - 85bps (70bps)
       GMWB embedded                 Stochastic cash                 Equity index
         derivatives /(1)/..........   flow model        251.7        volatility            17% - 24%(21%)
       Fixed index annuity            Option budget                 Expected future
         embedded derivatives.......     method          270.2     interest credited         --% - 3%(2%)
       Indexed universal life         Option budget                 Expected future
         embedded derivatives.......     method            6.7     interest credited          3% - 9%(6%)

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

(15) VARIABLE INTEREST AND SECURITIZATION ENTITIES

   VIEs are generally entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest. We evaluate VIEs to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and who directs the activities of the entity that most significantly impact the economic results of the VIE.

   (a) Asset Securitizations

   We have used former affiliates and third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with term securitization entities, as well as transactions with conduits that are sponsored by third parties.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   As of December 31, 2014 and 2013, we had total securitized assets of $50.0 million and $51.8 million, respectively, of other assets. We do not have any additional exposure or guarantees associated with these securitization entities.

   There has been no new asset securitization activity in 2014 or 2013.

   (b) Securitization Entity Required To Be Consolidated

   For VIEs related to asset securitization transactions, we consolidate one securitization entity as a result of our involvement in the entity's design or having certain decision making ability regarding the assets held by the securitization entity. The securitization entity was designed to have significant limitations on the types of assets owned and the types and extent of permitted activities and decision making rights. The securitization entity that was consolidated was backed by commercial mortgage loans.

   For the commercial mortgage loan securitization entity, our primary economic interest represents the excess interest of the commercial mortgage loans and the subordinated notes of the securitization entity. During 2013, we exercised a clean up call and repurchased the loans and repaid the outstanding debt. Therefore, there was no activity in 2014.

   The following table shows the activity presented in our consolidated statements of operations related to the consolidated securitization entity for the years ended December 31:

                (AMOUNTS IN MILLIONS)               2013  2012
                ---------------------               ---- -----
                Revenues:
                Net investment income.............. $6.0 $ 7.3
                Net investment gains (losses)......  0.1  (1.1)
                Other income.......................   --   1.5
                                                    ---- -----
                   Total revenues..................  6.1   7.7
                                                    ---- -----
                Expenses:
                Interest expense...................  3.3   4.7
                Acquisition and operating expenses.  0.6   0.6
                                                    ---- -----
                   Total expenses..................  3.9   5.3
                                                    ---- -----
                Income before income taxes.........  2.2   2.4
                Provision for income taxes.........  0.8   0.9
                                                    ---- -----
                Net income......................... $1.4 $ 1.5
                                                    ==== =====

   (c) Borrowings Related To Consolidated Securitization Entity

   As a result of a clean up call being exercised on our consolidated securitization entity during 2013, we no longer have any outstanding borrowings related to this securitization entity. This borrowing was required to be paid down as principal is collected on the restricted investments held by the securitization entity and accordingly the repayment of this borrowing followed the maturity or prepayment, as permitted, of the restricted investments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


(16) RESTRICTIONS ON DIVIDENDS

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive 12-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with 30 days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. Any dividends in excess of limits are deemed "extraordinary" and require approval. Based on statutory results as of December 31, 2014, we are able to distribute $214.8 million in dividends in 2015 without obtaining regulatory approval. Based on statutory results as of December 31, 2014, we estimate our insurance subsidiaries could pay dividends of $78.7 million to us in 2015 without obtaining regulatory approval. However, we do not expect our insurance subsidiaries to pay dividends to us in 2015 at this level as they retain capital for growth and to meet capital requirements.

   Our life insurance subsidiaries paid dividends of $8.3 million, $177.7 million and $98.6 million during 2014, 2013 and 2012, respectively (none of which were deemed "extraordinary").

   In 2014 and 2013, we declared and paid cash dividends of $100.0 million and $200.0 million, respectively, to GLIC.

(17) SUPPLEMENTAL STATUTORY FINANCIAL DATA

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income
(loss) and stockholder's equity.

   Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. Our U.S. domiciled insurance subsidiaries have no material permitted accounting practices, except for River Lake VI, River Lake VII, River Lake VIII, River Lake IX and River Lake X (the "SPFCs"). The permitted practices of the SPFCs were an essential element of their design and were expressly included in their plans of operation and in the licensing orders issued by their domiciliary state regulators. Accordingly, we believe that the permitted practices will remain in effect for so long as we maintain the SPFCs. The permitted practices were as follows:

  . River Lake IX and River Lake X were granted a permitted accounting practice from the state of Vermont to carry its excess of loss reinsurance agreement with BLAIC and Hannover Life Reassurance Company Of America, respectively, as an admitted asset.

  . River Lake VII and River Lake VIII were granted a permitted accounting practice from the state of Vermont to carry their reserves on a basis similar to U.S. GAAP.

  . River Lake VI was granted a permitted accounting practice from the State of Delaware to carry its excess of loss reinsurance agreement with The Canada Life Assurance Company as an admitted asset.

   The impact of these permitted practices on our combined U.S. domiciled life insurance subsidiaries' statutory capital and surplus was $355.6 million and $439.5 million as of December 31, 2014 and 2013, respectively. If they had not used a permitted practice, no regulatory event would have been triggered.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The tables below include the combined statutory net income (loss) and statutory capital and surplus for our U.S. domiciled insurance subsidiaries:

                                                                    YEARS ENDED DECEMBER 31,
                                                                   -------------------------
(AMOUNTS IN MILLIONS)                                                2014     2013     2012
---------------------                                              -------  -------  -------
GLAIC and our life insurance subsidiaries, excluding captive life reinsurance subsidiaries........................................ $ 202.9  $ 346.1  $ 357.0
Captive life insurance subsidiaries...............................  (281.1)  (101.7)  (478.1)
                                                                   -------  -------  -------
   Combined statutory net income (loss)........................... $ (78.2) $ 244.4  $(121.1)
                                                                   =======  =======  =======

                                                                          AS OF DECEMBER 31,
                                                                          -----------------
(AMOUNTS IN MILLIONS)                                                       2014      2013
---------------------                                                     --------  --------
Combined statutory capital and surplus, excluding captive life insurance subsidiaries........................................................... $2,184.8  $2,268.0

   The statutory net loss from our captive life reinsurance subsidiaries relates to the reinsurance of term and universal life insurance statutory reserves assumed from GLAIC. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties or secured by a third-party letter of credit. Accordingly, the combined statutory net income (loss) and distributable income (loss) of GLAIC and our life insurance subsidiaries are not affected by the statutory net income (loss) of the captives, except to the extent dividends are received from the captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $1,057.4 million and $1,100.8 million as of December 31, 2014 and 2013, respectively. Capital and surplus of our captive life reinsurance subsidiaries, excluding River Lake VI, River Lake VII, River Lake VIII, River Lake IX and River Lake X, include surplus notes (non-recourse funding obligations) as further described in note 10.

   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate and equity market risk; and
(iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, management periodically monitors the RBC level of GLAIC and our subsidiaries. As of December 31, 2014 and 2013, GLAIC and each of our life insurance subsidiaries exceeded the minimum required RBC levels. The consolidated RBC ratio of our U.S. domiciled life insurance subsidiaries was approximately 671% and 720% of the company action level as of December 31, 2014 and 2013, respectively.

   In 2012, the NAIC adopted revised statutory reserving requirements for new and in-force secondary guarantee universal life business subject to Actuarial Guideline 38 (more commonly known as "AG 38") provisions, effective
December 31, 2012. These requirements reflected an agreement reached and developed by a NAIC Joint Working Group which included regulators from several states. The financial impact related to the revised statutory reserving requirements on our in-force reserves subject to the new guidance was not significant as of December 31, 2014 and 2013.

   River Lake IV also prepares financial statements in accordance with local regulatory requirements in Bermuda. As of December 31, 2014 and 2013, local statutory capital and surplus was $20.7 million and $19.6 million, respectively. Local statutory net income was $1.1 million, $10.8 million and $490.5 million for the years ended December 31, 2014, 2013 and 2012, respectively. The regulatory authorities in Bermuda generally establish supervisory solvency requirements. River Lake IV had surplus levels that exceeded local solvency requirements by $20.2 million and $19.1 million as of December 31, 2014 and 2013, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


(18) SEGMENT INFORMATION

   We operate through two business segments: U.S. Life Insurance and Runoff. Our U.S. Life Insurance segment includes our life insurance and fixed deferred and immediate annuities for the retirement market. Our Runoff segment primarily includes variable annuities, variable life insurance, group variable annuities and institutional products. Corporate and Other activities include other corporate income and expenses not allocated to the segments.

   We use the same accounting policies and procedures to measure segment income
(loss) and assets as we use to measure our consolidated net income (loss) and assets. Segment income represents the basis on which the performance of our business is assessed by management.

   See note 1 for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2014:

                                                               U.S. LIFE            CORPORATE
(AMOUNTS IN MILLIONS)                                          INSURANCE   RUNOFF   AND OTHER CONSOLIDATED
---------------------                                          ---------  --------  --------- ------------
Premiums...................................................... $   627.8  $    3.4  $     --   $   631.2
Net investment income.........................................     675.2      19.1       0.3       694.6
Net investment gains (losses).................................      32.0     (60.7)      0.6       (28.1)
Policy fees and other income..................................     643.3     164.1       4.4       811.8
                                                               ---------  --------  --------   ---------
   Total revenues.............................................   1,978.3     125.9       5.3     2,109.5
                                                               ---------  --------  --------   ---------
Benefits and other changes in policy reserves.................   1,097.8      35.6        --     1,133.4
Interest credited.............................................     306.7       6.6        --       313.3
Acquisition and operating expenses, net of deferrals..........     221.3      55.1       5.6       282.0
Amortization of deferred acquisition costs and intangibles....     144.2      47.7        --       191.9
Goodwill impairment...........................................     303.9        --        --       303.9
Interest expense..............................................      90.0        --      (0.5)       89.5
                                                               ---------  --------  --------   ---------
   Total benefits and expenses................................   2,163.9     145.0       5.1     2,314.0
                                                               ---------  --------  --------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (185.6)    (19.1)      0.2      (204.5)
Provision (benefit) for income taxes..........................      44.5     (23.5)     (9.5)       11.5
                                                               ---------  --------  --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................    (230.1)      4.4       9.7      (216.0)
Equity in net income of unconsolidated subsidiary.............        --        --       1.2         1.2
                                                               ---------  --------  --------   ---------
Net income (loss)............................................. $  (230.1) $    4.4  $   10.9   $  (214.8)
                                                               =========  ========  ========   =========
Total assets.................................................. $26,718.4  $9,803.3  $1,505.1   $38,026.8
                                                               =========  ========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2013:

                                                               U.S. LIFE            CORPORATE
(AMOUNTS IN MILLIONS)                                          INSURANCE   RUNOFF   AND OTHER CONSOLIDATED
---------------------                                          --------- ---------  --------- ------------
Premiums...................................................... $   598.2 $     4.5  $     --   $   602.7
Net investment income.........................................     652.0      34.7       5.1       691.8
Net investment gains (losses).................................      33.7    (111.8)       --       (78.1)
Policy fees and other income..................................     678.4     169.0       4.0       851.4
                                                               --------- ---------  --------   ---------
   Total revenues.............................................   1,962.3      96.4       9.1     2,067.8
                                                               --------- ---------  --------   ---------
Benefits and other changes in policy reserves.................     999.7      26.6        --     1,026.3
Interest credited.............................................     292.3      10.6        --       302.9
Acquisition and operating expenses, net of deferrals..........     210.3      54.0       4.4       268.7
Amortization of deferred acquisition costs and intangibles....     164.5      21.6        --       186.1
Interest expense..............................................     100.4        --       3.2       103.6
                                                               --------- ---------  --------   ---------
   Total benefits and expenses................................   1,767.2     112.8       7.6     1,887.6
                                                               --------- ---------  --------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................     195.1     (16.4)      1.5       180.2
Provision (benefit) for income taxes..........................      78.2     (20.4)     (4.4)       53.4
                                                               --------- ---------  --------   ---------
Income before equity in net income of unconsolidated
  subsidiary..................................................     116.9       4.0       5.9       126.8
Equity in net income of unconsolidated subsidiary.............        --        --      35.6        35.6
                                                               --------- ---------  --------   ---------
Net income.................................................... $   116.9 $     4.0  $   41.5   $   162.4
                                                               ========= =========  ========   =========
Total assets.................................................. $25,792.1 $10,792.9  $1,158.9   $37,743.9
                                                               ========= =========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2012:

                                                               U.S. LIFE         CORPORATE
(AMOUNTS IN MILLIONS)                                          INSURANCE RUNOFF  AND OTHER CONSOLIDATED
---------------------                                          --------- ------  --------- ------------
Premiums...................................................... $  467.5  $  5.3   $   --     $  472.8
Net investment income.........................................    649.1    35.9      8.9        693.9
Net investment gains (losses).................................    (37.0)  (33.3)   (16.6)       (86.9)
Policy fess and other income..................................    679.5   171.1      2.9        853.5
                                                               --------  ------   ------     --------
   Total revenues.............................................  1,759.1   179.0     (4.8)     1,933.3
                                                               --------  ------   ------     --------
Benefits and other changes in policy reserves.................    995.2    32.8       --      1,028.0
Interest credited.............................................    287.8    17.9       --        305.7
Acquisition and operating expenses, net of deferrals..........    211.9    48.6      5.8        266.3
Amortization of deferred acquisition costs and intangibles....    276.8    58.8       --        335.6
Goodwill impairment...........................................    147.0      --       --        147.0
Interest expense..............................................     90.1      --     (3.0)        87.1
                                                               --------  ------   ------     --------
   Total benefits and expenses................................  2,008.8   158.1      2.8      2,169.7
                                                               --------  ------   ------     --------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................   (249.7)   20.9     (7.6)      (236.4)
Benefit for income taxes......................................    (44.6)   (5.4)    (9.4)       (59.4)
                                                               --------  ------   ------     --------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................   (205.1)   26.3      1.8       (177.0)
Equity in net income of unconsolidated subsidiary.............       --      --     45.5         45.5
                                                               --------  ------   ------     --------
Net income (loss)............................................. $ (205.1) $ 26.3   $ 47.3     $ (131.5)
                                                               ========  ======   ======     ========

(19) COMMITMENTS AND CONTINGENCIES

   (a) Litigation and Regulatory Matters

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012

regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations.

   In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, a previously commenced and stayed adversary proceeding in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from GLAIC, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that GLAIC and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. In the second half of 2014, the U.S. Bankruptcy Court modified its stay and permitted the matter to proceed in phases. LBSF filed its motion to certify a defendant class and the Defendant Group filed its opposition. Separately, on December 17, 2014 the Defendant Group filed a motion to withdraw the reference in U.S. District Court, Southern District of New York. LBSF filed its brief in opposition to the motion to withdraw the reference on February 3, 2015 and the Defendant Group filed its reply on February 20, 2015. We intend to vigorously defend the action.

   In June 2013, we reached a settlement agreement with 39 state comptroller's or treasurer's offices and the third-party auditor, Verus Financial, LLC, whom they had retained to examine our unclaimed property and escheatment practices. The NAIC also established a multi-state task force conducting market conduct exams on behalf of state insurance departments. A number of our life insurance companies are subject to this exam, which is ongoing. On December 11, 2013, GLAIC, GLICNY and GLIC, agreed to a resolution of the multi-state exam and agreed to pay the departments $1.9 million payment for their examination, compliance and monitoring costs. The West Virginia treasurer's office had initiated a lawsuit with respect to unclaimed property relating to West Virginia policies, in which we are a defendant. The defendants in that case made a motion to dismiss the complaint in its entirety, which was granted in December 2013. The West Virginia Treasurer's office is appealing that decision. There have been other inquiries on this topic from state regulators. In particular, we are currently being examined by Delaware's Department of Finance, which has retained a third-party audit firm, Kelmar Associates, LLC, to examine us. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.

   At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

   (b) Commitments

   As of December 31, 2014, we were committed to fund $14.0 million in limited partnership investments, $9.7 million in U.S. commercial mortgage loan investments and $1.0 million in private placement investments.

   (c) Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which was funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $258.5 million as of December 31, 2014.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


(20) INVESTMENT IN UNCONSOLIDATED SUBSIDIARY

   Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2014 and 2013, the carrying value of our investment in GLICNY was $600.9 million and $495.0 million, respectively, and was included in other invested assets.

   The tables below provide summarized financial information for GLICNY:

                                            AS OF DECEMBER 31,
                                            -------------------
                (AMOUNTS IN MILLIONS)         2014      2013
                ---------------------       --------- ---------
                Total assets............... $11,791.9 $11,066.0
                Total liabilities.......... $10,050.1 $ 9,631.2
                Total stockholders' equity. $ 1,741.8 $ 1,434.8

                                         YEARS ENDED DECEMBER 31,
                                         ------------------------
                  (AMOUNTS IN MILLIONS)   2014     2013    2012
                  ---------------------   ------  ------  ------
                  Net investment income. $324.1   $333.5  $338.5
                  Total revenues........ $586.1   $626.7  $666.3
                  Net income............ $  3.6   $103.3  $131.9

(21) CHANGES IN ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   The following tables show the changes in accumulated other comprehensive income (loss), net of taxes, by component as of and for the periods indicated:

                                              NET
                                           UNREALIZED
                                           INVESTMENT    DERIVATIVES
                                             GAINS      QUALIFYING AS
   (AMOUNTS IN MILLIONS)                  (LOSSES)/(1)/  HEDGES/(2)/   TOTAL
   ---------------------                  ------------  ------------- ------
   Balances as of January 1, 2014........    $154.4         $19.5     $173.9
      OCI before reclassifications.......     260.8          44.1//    304.9
      Amounts reclassified from (to) OCI.     (14.6)           --//    (14.6)
                                             ------         -----     ------
      Current period OCI.................     246.2          44.1//    290.3
                                             ------         -----     ------
   Balances as of December 31, 2014......    $400.6         $63.6     $464.2
                                             ======         =====     ======

--------
/(1)/ Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
      See note 3 for additional information.
/(2)/ See note 4 for additional information.

                                             NET
                                          UNREALIZED
                                          INVESTMENT    DERIVATIVES
                                            GAINS      QUALIFYING AS
  (AMOUNTS IN MILLIONS)                  (LOSSES)/(1)/  HEDGES/(2)/   TOTAL
  ---------------------                  ------------  ------------- -------
  Balances as of January 1, 2013........   $ 498.6        $ 47.2     $ 545.8
     OCI before reclassifications.......    (353.2)        (27.4)//   (380.6)
     Amounts reclassified from (to) OCI.       9.0          (0.3)//      8.7
                                           -------        ------     -------
     Current period OCI.................    (344.2)        (27.7)//   (371.9)
                                           -------        ------     -------
  Balances as of December 31, 2013......   $ 154.4        $ 19.5     $ 173.9
                                           =======        ======     =======

--------
/(1)/ Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
      See note 3 for additional information.
/(2)/ See note 4 for additional information.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 YEARS ENDED DECEMBER 31, 2014, 2013 AND 2012


                                              NET
                                           UNREALIZED
                                           INVESTMENT    DERIVATIVES
                                             GAINS      QUALIFYING AS
   (AMOUNTS IN MILLIONS)                  (LOSSES)/(1)/  HEDGES/(2)/  TOTAL
   ---------------------                  ------------  ------------- ------
   Balances as of January 1, 2012........    $190.2         $51.8     $242.0
      OCI before reclassifications.......     279.8          (4.4)//   275.4
      Amounts reclassified from (to) OCI.      28.6          (0.2)//    28.4
                                             ------         -----     ------
      Current period OCI.................     308.4          (4.6)//   303.8
                                             ------         -----     ------
   Balances as of December 31, 2012......    $498.6         $47.2     $545.8
                                             ======         =====     ======

--------
/(1)/ Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
      See note 3 for additional information.
/(2)/ See note 4 for additional information.

   The following table shows reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the periods presented:

                                                  AMOUNT RECLASSIFIED FROM ACCUMULATED
                                                  OTHER COMPREHENSIVE INCOME (LOSS)
                                                  ------------------------------------
                                                  YEARS ENDED DECEMBER 31,               AFFECTED LINE ITEM IN THE
                                                  ------------------------------------   CONSOLIDATED STATEMENTS
(AMOUNTS IN MILLIONS)                              2014         2013        2012                OF INCOME
---------------------                               ------       -----       ------    ------------------------------
Net unrealized investment (gains) losses:
   Unrealized (gains) losses on investments/(1)/. $(22.4)      $13.8       $ 44.1      Net investment (gains) losses
   Provision for income taxes....................    7.8        (4.8)       (15.5)      Provision for income taxes
                                                    ------       -----       ------
   Total......................................... $(14.6)      $ 9.0       $ 28.6
                                                    ======       =====       ======
Derivatives qualifying as hedges:
   Interest rate swaps hedging assets............ $   --       $(0.1)      $ (0.1)         Net investment income
                                                                                          Equity in net income of
   Investment in unconsolidated subsidiary.......   (0.2)       (0.3)        (0.1)       unconsolidated subsidiary
   Provision for income taxes....................    0.2         0.1           --       Provision for income taxes
                                                    ------       -----       ------
   Total......................................... $   --       $(0.3)      $ (0.2)
                                                    ======       =====       ======

--------
/(1)/Amounts exclude adjustments to DAC, PVFP, sales inducements and benefit reserves.

(22) SUBSEQUENT EVENTS

   On April 8, 2015, we paid a cash dividend of $40.5 million to GLIC and made a capital contribution of $21.3 million to GLICNY in cash.

   On February 19, 2015, we made a capital contribution of $13.2 million to GLICNY in cash.

   On February 11, 2015, Moody's Investors Services Inc. ("Moody's") announced its downgrade of the financial strength ratings of GLAIC to "Baa1" (Adequate) from "A3" (Good). On February 13, 2015, A.M. Best Company, Inc. ("A.M. Best") announced its downgrade of GLAIC from "A" (Excellent) to "A-" (Excellent). On February 18, 2015, S&P also announced its downgrade of the financial strength rating of GLAIC to "BBB-" (Good) from "BBB+" (Good).

   S&P, Moody's and A.M. Best review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future.

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (A) FINANCIAL STATEMENTS

   All required financial statements are included in Part B of this Registration Statement.

   (B) EXHIBITS

(1)(a)     Resolution of Board of Directors of The Life Insurance Company of
           Virginia authorizing the establishment of the Variable Account.
           Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration
           No. 033-76334.

(1)(a)(i)  Resolution of Board of Directors of GE Life and Annuity Assurance
           Company authorizing the change in name of Life of Virginia Separate
           Account 4 to GE Life and Annuity Separate Account 4. Previously filed on July 17, 1998 with Post-Effective Amendment No. 11 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(1)(a)(ii) Resolution of the Board of Directors of Genworth Life and Annuity
           Insurance Company authorizing the change in name GE Life & Annuity
           Separate Account 4 to Genworth Life & Annuity VA Separate Account 1.
           Previously filed on January 3, 2006 with Post-Effective Amendment
           No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
           Registration No. 333-67904.

(1)(b)     Resolution of Board of Directors of GE Life and Annuity Assurance
           Company authorizing the establishment of an additional investment subaccount of the Variable Account, investing in shares of GE Total
           Return Fund of GE Investments Funds, Inc. Previously filed on October
           31, 2001 with initial filing to Form S-6 for GE Life & Annuity
           Separate Account II, Registration No. 333-72572.

(1)(b)(i)  Resolution of the Board of Directors of GE Life and Annuity Assurance
           Company authorizing the change in name of GE Life and Annuity
           Assurance Company to Genworth Life and Annuity Insurance Company.
           Previously filed on January 3, 2006 with Post-Effective Amendment
           No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
           Registration No. 333-67904.

(2)        Not applicable.

(3)(a)     Underwriting Agreement dated December 1, 2001 between GE Life and
           Annuity Assurance Company and Capital Brokerage Corporation.
           Previously filed on December 13, 2001 with Pre-Effective No. 1 to
           Form S-1 for GE Life and Annuity Assurance Company, Registration
           No. 333-69620.

(3)(b)     Dealer Sales Agreement. Previously filed on December 13, 2001 with
           Pre-Effective No. 1 to Form S-1 for GE Life and Annuity Assurance
           Company, Registration No. 333-69620.

(4)(a)(i)  Contract Form P1161 3/01. Previously filed on January 15, 2002 with
           Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity
           Separate Account 4, Registration No. 333-67904.

(4)(b)(i)  Waiver of Scheduled Purchase Payments Upon Disability Rider P5163
           3/01. Previously filed on January 15, 2002 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-67904.

(4)(a)(ii) Waiver of Scheduled Purchase Payments Upon Unemployment Rider P5164
           3/01. Previously filed on January 15, 2002 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-67904.


(4)(b)(iii) Waiver of Scheduled Purchase Payments Joint Annuity Life Rider P5165
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(4)(b)(iv) Guaranteed Minimum Income Payment Endorsement P5168 3/01. Previously filed on January 15, 2002 with Pre-Effective Amendment No. 1 to Form
            N-4 for GE Life & Annuity Separate Account 4, Registration No.
            333-67904.

(4)(b)(v)   Joint Annuitant Endorsement P5219 1/03. Previously filed on February
            18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
            & Annuity Separate Account 4, Registration No. 333-67904.

(4)(b)(vi)  Funding Annuity Endorsement P5230 1/03. Previously filed on February
            18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
            & Annuity Separate Account 4, Registration No. 333-67904.

(5)         Variable Annuity Application Form 18087 8/2001. Previously filed on
            January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
            GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(a)      Form of Additional Payment Allocation Request. Previously filed on
            January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
            GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(b)      Variable Annuity Application -- Additional Riders Form 18087RDR
            8/2001. Previously filed on January 16, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(6)(a)      Amended and Restated Articles of Incorporation of Genworth Life and
            Annuity Insurance Company. Previously filed on January 3, 2006 with
            Post-Effective Amendment No. 11 to Form N-4 for Genworth Life &
            Annuity VA Separate Account 1, Registration No. 333-67904.

(6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 11 to Form
            N-4 for Genworth Life & Annuity VA Separate Account 1, Registration
            No. 333-67904.

(7)         Reinsurance Agreement. Previously filed on April 17, 2003 with
            Post-Effective Amendment No. 3 to Form N-4 for GE Life & Annuity
            Separate Account 4, Registration No. 333-67904.

(8)         Participation Agreement between GE Investments Funds, Inc. and
            Genworth Life and Annuity Insurance Company. Previously filed on
            April 13, 2007 with Post-Effective Amendment No. 13 to Form N-4 for
            Genworth Life & Annuity VA Separate Account 1, Registration No.
            333-67904.

(8)(a)      Amendment to Fund Participation Agreement between GE Investments
            Funds, Inc. and Genworth Life and Annuity Insurance Company.
            Previously filed on April 27, 2011 with Post-Effective Amendment No.
            17 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-67904.

(9) Opinion and Consent of Michael D. Pappas, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

(10) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(11)        Not applicable.

(12)        Not applicable.


(13) Schedule Showing Computation for Performance Data. Previously filed on April 22, 2002 with Post-Effective Amendment No. 1 to Form N-4 for
     GE Life & Annuity Separate Account 4, Registration No. 333-67902.

(14) Power of Attorney. Filed herewith.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME                      POSITIONS AND OFFICES WITH DEPOSITOR
----                      ------------------------------------
Elena K. Edwards          President and Chief Executive Officer
Paul A. Haley             Director and Senior Vice President
Lou E. Hensley            Director and Senior Vice President
Daniel J. Sheehan, IV(2)  Director, Senior Vice President and Chief Investment Officer
Gregory S. Karawan        Director
Thomas J. McInerney(1)    Director
John G. Apostle, II(1)    Vice President and Chief Compliance Officer
Thomas E. Duffy           Senior Vice President, General Counsel and Secretary
Brian C. Stewart          Senior Vice President and Chief Financial Officer
Martin P. Klein(1)        Senior Vice President
Kelly L. Groh             Vice President and Controller
Jeffrey S. Wright(1)      Treasurer


   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

   (1) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

   (2) The principal business address is Genworth Financial, Inc., 3001 Summer Street, Stamford, Connecticut 06905.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

                                  [FLOW CHART]



ITEM 27.  NUMBER OF CONTRACTOWNERS


   As of March 11, 2015, there were 2,777 owners of Qualified Contracts and 1,926 owners of Non-Qualified Contracts.


ITEM 28.  INDEMNIFICATION

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, Genworth Life and Annuity Insurance Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

ITEM 29.  PRINCIPAL UNDERWRITER

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

   (b) Management


        NAME                 ADDRESS          POSITIONS AND OFFICES WITH UNDERWRITER
        ----                 -------          --------------------------------------
Paul A. Haley......... 6610 W. Broad St.    Director, President and Chief Executive
                       Richmond, VA 23230   Officer
John G. Apostle, II... 6620 W. Broad St.    Director
                       Richmond, VA 23230
Thomas E. Duffy....... 6610 W. Broad St.    Director and Vice President
                       Richmond, VA 23230
Scott R. Reeks........ 6610 W. Broad St.    Director and Senior Vice President
                       Richmond, VA 23230
Martin P. Klein....... 6620 W. Broad St.    Senior Vice President
                       Richmond, VA 23230
Scott E. Wolfe........ 6620 West Broad St.  Senior Vice President and Chief Compliance
                       Richmond, VA 23230   Officer
Vidal J. Torres, Jr... 6620 W. Broad St.    Vice President and Secretary
                       Richmond, VA 23230
Jeffrey S. Wright..... 6620 W. Broad St.    Vice President and Treasurer
                       Richmond, VA 23230

        NAME                 ADDRESS        POSITIONS AND OFFICES WITH UNDERWRITER
        ----                 -------        --------------------------------------
Linda C. Bagnell...... 6610 West Broad St.    Financial & Operations Principal
                       Richmond, VA 23230

   (c)


                                     (2)
            (1)                NET UNDERWRITING      (3)           (4)
          NAME OF               DISCOUNTS AND   COMPENSATION    BROKERAGE       (5)
    PRINCIPAL UNDERWRITER        COMMISSIONS    ON REDEMPTION  COMMISSIONS COMPENSATION
    ---------------------      ---------------- -------------  -----------  ------------
Capital Brokerage Corporation.  Not Applicable  Not Applicable    12.0%    $52.9 million


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.

ITEM 31.  MANAGEMENT SERVICES

   Not Applicable.

ITEM 32.  UNDERTAKINGS

   (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO RULE 26(f) OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6c-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and the Genworth Life & Annuity VA Separate Account 1 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(b) OF THE INTERNAL REVENUE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 23rd day of April 2015.


                                   GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT
                                   1   (Registrant)

                                   By:            /s/  PAUL A. HALEY
                                                     PAUL A. HALEY
                                                 SENIOR VICE PRESIDENT

                                   BY: GENWORTH LIFE AND ANNUITY INSURANCE
                                         COMPANY
                                       (Depositor)

                                   By:            /s/  PAUL A. HALEY
                                                     PAUL A. HALEY
                                                 SENIOR VICE PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




             NAME                          TITLE                   DATE
              ----                         -----                   ----

    /s/  ELENA K. EDWARDS*     President and Chief Executive  April 23, 2015
       ELENA K. EDWARDS          Officer

  /s/  DANIEL J. SHEEHAN, IV*  Director, Senior Vice          April 23, 2015
     DANIEL J. SHEEHAN, IV       President and Chief
                                 Investment Officer

      /s/  PAUL A. HALEY       Director and Senior Vice       April 23, 2015
         PAUL A. HALEY           President

     /s/  LOU E. HENSLEY*      Director and Senior Vice       April 23, 2015
        LOU E. HENSLEY           President

   /s/  GREGORY S. KARAWAN*    Director                       April 23, 2015
      GREGORY S. KARAWAN

   /s/  THOMAS J. MCINERNEY*   Director                       April 23, 2015
      THOMAS J. MCINERNEY

    /s/  BRIAN C. STEWART*     Senior Vice President and      April 23, 2015
       BRIAN C. STEWART          Chief Financial Officer

      /s/  KELLY L. GROH*      Vice President and Controller  April 23, 2015
         KELLY L. GROH



*By:  /s/  PAUL A. HALEY   , pursuant to Power of Attorney  April 23, 2015
         PAUL A. HALEY       executed on April 15, 2015.